UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811‑23505
PIMCO Dynamic Income Opportunities Fund
(Exact name of registrant as specified in charter)
1633 Broadway, New York, NY 10019
(Address of principal executive offices)
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)
650 Newport Center Drive
Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
David C. Sullivan
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Registrant’s telephone number, including area code: (844) 337-4626
Date of fiscal year end: June 30
Date of reporting period: December 31, 2022
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS
Semiannual Report

December 31, 2022

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS® & Income Fund | PGP | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Access Income Fund | PAXS | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

PIMCO Dynamic Income Opportunities Fund | PDO | NYSE

(1)	Consolidated Schedule of Investments

Letter from the Chair of the Board & President

Dear Shareholder,

2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Closed‑End Funds Semiannual Report, which covers the six‑month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six‑month reporting period ended December 31, 2022

The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID‑19 pandemic, and the Russia-Ukraine conflict. In the U.S., second quarter 2022, prior to the beginning of the reporting period, annualized gross domestic product (“GDP”) was ‑0.6%. The economy then strengthened, as third quarter annualized GDP was +3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.

The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.

Economies outside the U.S. also faced several headwinds. In its October 2022 World Economic Outlook Update, the International Monetary Fund (the “IMF”) downgraded its expectation for 2022 GDP citing “turbulent challenges” including high inflation, tightening financial conditions, as well as the ongoing Russia-Ukraine conflict and COVID‑19 pandemic. For 2022, the IMF included in its projections that GDP would grow 1.6% in the U.S. (from 5.7% in 2021), 3.1% in the eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several central banks tightened their respective monetary policies in recent years. For example, in December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) raised rates for the first time since COVID‑19 began. The BoE again raised rates at its next eight meetings, for a total of 3.50% in rate hikes since its first increase. The European Central Bank raised rates four times in 2022, for a total increase of 2.50%. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. However, in December 2022 the BoJ announced that it would allow its 10‑year government bond yield to rise to 0.5% (previously limited to 0.25%). The news sent the 10‑year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary stance.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10‑year U.S. Treasury note was 3.88% on December 31, 2022, versus 2.98% on June 30, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -2.97%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned ‑1.59%. In contrast, riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated positive returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 2.93%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 3.33%.

Amid periods of volatility, global equities generally posted mixed results during the reporting period as economic and geopolitical concerns impacted investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned

2	PIMCO CLOSED-END FUNDS

2.31%. Global equities, as represented by the MSCI World Index, returned 2.97%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -2.99%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned ‑0.06% and European equities, as represented by the MSCI Europe Index (in euro), returned 5.05%.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $119.78 a barrel at the start of the reporting period, fell to roughly $82.82 a barrel at the end of December 2022. In contrast, prices of other commodities, such as copper and gold, edged higher during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID‑19 variants, and geopolitical events. The U.S. dollar was mixed against several major currencies. For example, during the reporting period, the U.S. dollar returned ‑2.11%, +0.78%, and ‑3.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed‑End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33‑PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10‑year U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time a Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of improper valuation and the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index.

Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. A Fund may engage in such transactions regardless of whether

4	PIMCO CLOSED-END FUNDS

the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

PIMCO Global StocksPLUS® & Income Fund’s (“PGP”) monthly distributions are expected to include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives (including swaps that are paired) may attempt to capitalize on differences between short-term and long-term interest rates as part of PGP’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate. PGP’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent. In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards. PGP currently has significant capital loss carryforwards, some of which will expire at particular dates, and to the extent that the Fund’s capital losses exceed capital gains, the Fund cannot use its capital loss carryforwards to offset capital gains.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Note 6, Financial Derivative Instruments and Note 7, Principal and Other Risks, in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. In addition, because the fees received by PIMCO are based on the total managed assets or the daily NAV of a Fund (including any assets attributable to certain types of leverage outstanding), as applicable, PIMCO has a financial incentive for the Funds to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other hand.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including (1) the likelihood of greater volatility of NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

Investments in loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to a loan are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	5

Important Information About the Funds	(Cont.)

In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Loans, and debt instruments collateralized by loans, acquired by certain Funds may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.

The geographical classification of foreign (non‑U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Certain Funds may invest, either directly or indirectly through its wholly-owned and controlled subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”).

Any such Alt Lending ABS may be backed by consumer, residential or other loans. When acquiring and/or originating loans, or purchasing Alt Lending ABS, certain Funds are not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by these Funds or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. The Funds’ investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instruments.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in

6	PIMCO CLOSED-END FUNDS

higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non‑U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed-income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Certain Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the parent Fund may hold directly. References herein to a Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of a Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, a Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”) and are not subject to all of the investor protections of the Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of certain Funds and/or their Subsidiaries to operate as described in this report and could adversely affect the Funds.

Certain Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., a Fund or its Subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by a Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If a Fund or its Subsidiary is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, a Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that a Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions,

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	7

Important Information About the Funds	(Cont.)

prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Funds may be subject to various risks. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views

8	PIMCO CLOSED-END FUNDS

about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the Inception Date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS® & Income Fund	05/31/05	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Access Income Fund	01/31/22	Non-Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified
PIMCO Dynamic Income Opportunities Fund	01/29/21	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)‑6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 33‑PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N‑PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	9

Important Information About the Funds	(Cont.)

amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

10	PIMCO CLOSED-END FUNDS

PCM Fund, Inc.

Symbol on NYSE ‑ PCM

Allocation Breakdown as of December 31, 2022†§

Asset-Backed Securities	35.2%

Non‑Agency Mortgage-Backed Securities	22.5%

Corporate Bonds & Notes	13.2%

Short-Term Instruments	11.1%

Loan Participations and Assignments	11.0%

U.S. Government Agencies	2.5%

Common Stocks	2.3%

Other	2.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information (as of December 31, 2022)(1)

Market Price	$7.87

NAV	$7.00

Premium/(Discount) to NAV	12.43%

Market Price Distribution Rate(2)	12.20%

NAV Distribution Rate(2)	13.71%

Total Effective Leverage(3)	46.10%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	(9.97)%	(18.42)%	1.80%	5.92%	7.99%
NAV	(2.94)%	(16.45)%	2.68%	5.79%	8.18%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to holdings related to special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance as the securities posted positive returns.

»	Exposure to high yield credit contributed to absolute performance as the sector posted positive performance.

»	Security selection within structured agency mortgage backed securities contributed to absolute performance as the securities posted positive returns.

»	Exposure to asset-backed securities detracted from absolute performance as the sector posted negative performance.

»	Interest rate positioning, most notably long exposure at the short to intermediate portion of the curve detracted from performance as rates rose.

»	Exposure to re‑performing residential mortgage loans detracted from performance as the securities posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	11

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE ‑ PGP

Allocation Breakdown as of December 31, 2022†§

U.S. Government Agencies	26.6%

Corporate Bonds & Notes	21.1%

Short-Term Instruments	16.7%

Loan Participations and Assignments	13.1%

Non‑Agency Mortgage-Backed Securities	10.3%

Asset-Backed Securities	4.8%

Preferred Securities	2.7%

Sovereign Issues	1.4%

Common Stocks	1.4%

Other	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information (as of December 31, 2022)(1)

Market Price	$6.93

NAV	$6.91

Premium/(Discount) to NAV	0.29%

Market Price Distribution Rate(2)	11.95%

NAV Distribution Rate(2)	11.98%

Total Effective Leverage(3)	34.62%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	(6.89)%	(28.89)%	(5.62)%	1.17%	5.57%
NAV	0.92%	(27.62)%	1.70%	7.87%	9.64%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS® & Income Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute performance as the index posted positive performance.

»	Exposure to holdings related to special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance as the securities posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance as the sector posted positive performance.

»	Exposure to residential mortgage backed securities detracted from absolute performance as the sector posted negative performance.

»	Short exposure to the S&P Index via options detracted from absolute performance as the index posted positive performance.

»	Exposure to asset backed securities detracted from absolute performance as the sector posted negative performance.

12	PIMCO CLOSED-END FUNDS

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE ‑ RCS

Allocation Breakdown as of December 31, 2022†§

U.S. Government Agencies	29.9%

Corporate Bonds & Notes	25.6%

Non‑Agency Mortgage-Backed Securities	15.3%

Loan Participations and Assignments	9.7%

Short-Term Instruments	6.9%

Asset-Backed Securities	5.0%

Common Stocks	3.0%

Preferred Securities	2.0%

Municipal Bonds & Notes	1.2%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information (as of December 31, 2022)(1)

Market Price	$4.94

NAV	$4.38

Premium/(Discount) to NAV	12.79%

Market Price Distribution Rate(2)	12.39%

NAV Distribution Rate(2)	13.97%

Total Effective Leverage(3)	38.78%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	2.44%	(18.11)%	(2.67)%	1.85%	7.06%
NAV	(0.11)%	(19.96)%	(0.31)%	3.61%	7.13%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

The performance information shown for the Fund includes historical performance information for the periods prior to February 8, 2002, during which the Fund had a different investment manager. As of February 8, 2002, PIMCO became the Fund’s investment manager. The Fund’s performance prior to that time may have been different if the Fund were advised by PIMCO

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Interest rate exposure, most notably short exposure focused in the intermediate and long portions of the curve contributed to absolute performance as rates rose.

»	Exposure to external emerging market debt contributed to absolute performance as the sector posted positive performance.

»	Security selection within U.S. commercial mortgage credit contributed to absolute performance as the securities posted positive returns.

»	Exposure to agency residential mortgage securities detracted from absolute performance as the sector posted negative performance.

»	Exposure to bank capital detracted from absolute performance as the sector posted negative performance.

»	Exposure to asset-backed securities detracted from absolute performance as the sector posted negative performance.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	13

PIMCO Access Income Fund

Symbol on NYSE ‑ PAXS

Allocation Breakdown as of December 31, 2022†§

Non‑Agency Mortgage-Backed Securities	33.3%

Loan Participations and Assignments	21.3%

Asset-Backed Securities	20.0%

Corporate Bonds & Notes	17.4%

Short-Term Instruments	3.8%

Municipal Bonds & Notes	1.3%

Other	2.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information (as of December 31, 2022)(1)

Market Price	$14.79

NAV	$15.66

Premium/(Discount) to NAV	(5.56)%

Market Price Distribution Rate(2)	12.12%

NAV Distribution Rate(2)	11.45%

Total Effective Leverage(3)	46.53%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	Commencement of Operations (01/31/22)
Market Price	1.58%	(17.43)%
NAV	(1.50)%	(12.96)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Access Income Fund’s investment objective is to seek current income as a primary objective and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to external emerging market debt contributed to absolute performance as the sector posted positive performance.

»	Exposure to high yield corporate credit contributed to absolute performance as the sector posted positive performance.

»	Security selection within U.S. residential mortgage backed securities contributed to performance as select securities posted positive returns.

»	Exposure to asset-backed securities detracted from absolute performance as the sector posted negative performance.

»	Exposure to commercial mortgage credit detracted from absolute performance as the sector posted negative performance.

»	Exposure to holdings related to special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance as the securities posted positive returns.

14	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Income Fund

Symbol on NYSE ‑ PDI

Allocation Breakdown as of December 31, 2022†§

Non‑Agency Mortgage-Backed Securities	22.1%

Corporate Bonds & Notes	21.4%

Asset-Backed Securities	19.2%

Loan Participations and Assignments	18.8%

Short-Term Instruments	8.8%

Common Stocks	2.8%

Preferred Securities	2.1%

U.S. Government Agencies	1.2%

Sovereign Issues	1.1%

Other	2.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information (as of December 31, 2022)(1)

Market Price	$18.48

NAV	$17.71

Premium/(Discount) to NAV	4.35%

Market Price Distribution Rate(2)	14.32%

NAV Distribution Rate(2)	14.94%

Total Effective Leverage(3)	42.92%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (05/30/12)
Market Price	(1.75)%	(16.02)%	1.84%	8.19%	9.88%
NAV	(0.34)%	(14.82)%	2.38%	8.05%	10.27%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to emerging market debt contributed to absolute performance as the sector posted positive performance.

»	Exposure to holdings related to special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance as the securities posted positive returns.

»	Exposure to high yield corporate credit contributed to absolute performance as the sector posted positive performance.

»	Exposure to residential mortgage credit detracted from absolute performance as the sector posted negative performance.

»	Exposure to asset-backed securities detracted from absolute performance as the sector posted negative performance.

»	Security selection within municipal bonds detracted from performance as a select taxable municipal security posted negative returns.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	15

PIMCO Dynamic Income Opportunities Fund

Symbol on NYSE ‑ PDO

Allocation Breakdown as of December 31, 2022†§

Non‑Agency Mortgage-Backed Securities	29.3%

Corporate Bonds & Notes	24.1%

Loan Participations and Assignments	23.5%

Asset-Backed Securities	11.7%

Short-Term Instruments	3.8%

Real Estate Investment Trusts	1.8%

Common Stocks	1.3%

Preferred Securities	1.1%

U.S. Government Agencies	1.1%

Other	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
Fund Information (as of December 31, 2022)(1)

Market Price	$12.77

NAV	$13.29

Premium/(Discount) to NAV	(3.91)%

Market Price Distribution Rate(2)	12.02%

NAV Distribution Rate(2)	11.55%

Total Effective Leverage(3)	48.85%

Average Annual Total Return(1) for the period ended December 31, 2022

	6 Month*	1 Year	Commencement of Operations (01/29/21)
Market Price	4.37%	(22.88)%	(10.58)%
NAV	(2.39)%	(19.63)%	(8.25)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month‑end is available at www.pimco.com or via (844) 33‑PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Opportunities Fund’s investment objective is to seek current income as a primary objective and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to emerging market debt contributed to absolute performance as the sector posted positive performance.

»	Exposure to bank loans and high yield corporate credit contributed to absolute performance as the sectors posted positive performance.

»	Interest rate positioning, most notably short exposure at the long portion of the curve contributed to absolute performance as rates rose.

»	Exposure to residential and commercial mortgage credit detracted from absolute performance as the sector posted negative performance.

»	Exposure to asset-backed securities detracted from absolute performance as the sector posted negative performance.

»	Security selection within mortgage real estate investment trusts detracted from performance as a select security posted negative returns.

16	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.

07/01/2022 - 12/31/2022+	$7.69	$0.44	$(0.65)	$(0.21)	$(0.48)	$0.00	$0.00	$(0.48)

06/30/2022	9.52	0.79	(1.66)	(0.87)	(0.93)	0.00	(0.03)	(0.96)

06/30/2021	8.47	0.97	1.04	2.01	(0.96)	0.00	0.00	(0.96)

06/30/2020	10.19	0.86	(1.62)	(0.76)	(0.95)	0.00	(0.01)	(0.96)

06/30/2019	10.23	0.69	0.23	0.92	(0.96)	0.00	0.00	(0.96)

06/30/2018	10.15	0.88	0.18	1.06	(0.98)	0.00	0.00	(0.98)

PIMCO Global StocksPLUS® & Income Fund

07/01/2022 - 12/31/2022+	$7.27	$0.38	$(0.33)	$0.05	$(0.41)	$0.00	$0.00	$(0.41)

06/30/2022	10.44	0.87	(3.21)	(2.34)	(0.83)	0.00	0.00	(0.83)

06/30/2021	7.47	0.95	2.85	3.80	(0.83)	0.00	0.00	(0.83)

06/30/2020	9.89	1.10	(2.42)	(1.32)	(0.85)	0.00	(0.25)	(1.10)

06/30/2019	10.50	1.11	(0.34)	0.77	(1.20)	0.00	(0.18)	(1.38)

06/30/2018	11.18	1.09	(0.16)	0.93	(1.43)	0.00	(0.18)	(1.61)

PIMCO Strategic Income Fund, Inc.

07/01/2022 - 12/31/2022+	$4.68	$0.22	$(0.21)	$0.01	$(0.31)	$0.00	$0.00	$(0.31)

06/30/2022	6.55	0.61	(1.87)	(1.26)	(0.60)	0.00	(0.01)	(0.61)

06/30/2021	5.94	0.58	0.64	1.22	(0.41)	0.00	(0.20)	(0.61)

06/30/2020	7.12	0.74	(1.20)	(0.46)	(0.49)	0.00	(0.23)	(0.72)

06/30/2019	7.32	0.60	0.03	0.63	(0.61)	0.00	(0.22)	(0.83)

06/30/2018(f)	7.75	0.77	(0.34)	0.43	(0.86)	0.00	0.00	(0.86)

PIMCO Access Income Fund (Consolidated)

07/01/2022 - 12/31/2022+	$17.20	$0.99	$(1.18)	$(0.19)	$(1.35)	$0.00	$0.00	$(1.35)

01/31/2022 - 06/30/2022	20.00	0.45	(2.78)	(2.33)	(0.47)	0.00	0.00	(0.47)

PIMCO Dynamic Income Fund (Consolidated)

07/01/2022 - 12/31/2022+	$19.72	$1.19	$(1.30)	$(0.11)	$(1.97)	$0.00	$0.00	$(1.97)

06/30/2022	25.23	2.84	(5.77)	(2.93)	(2.65)	0.00	0.00	(2.65)

06/30/2021	22.59	2.51	2.57	5.08	(2.52)	0.00	(0.13)	(2.65)

06/30/2020	28.29	2.92	(5.80)	(2.88)	(3.07)	0.00	0.00	(3.07)

06/30/2019	28.98	2.73	(0.37)	2.36	(3.15)	0.00	0.00	(3.15)

06/30/2018	28.32	2.95	0.18	3.13	(2.65)	0.00	0.00	(2.65)

PIMCO Dynamic Income Opportunities Fund (Consolidated)

07/01/2022 - 12/31/2022+	$15.31	$0.84	$(1.14)	$(0.30)	$(1.73)	$0.00	$0.00	$(1.73)

06/30/2022	20.50	1.73	(5.01)	(3.28)	(1.79)	(0.12)	0.00	(1.91)

01/29/2021 - 06/30/2021	20.00	0.49	0.47	0.96	(0.47)	0.00	0.00	(0.47)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information

(d)
Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)
Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)	See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information regarding certain prior year values.
(g)	Effective December 13, 2021, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 1.10%.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
								Ratios to Average Net Assets
Increase resulting from Common Share Offering		Offering Cost Charged to Paid in Capital		Net Asset Value End of Year or Period(a)	Market Price End of Year or Period	Total Investment Return(d)	Net Assets Applicable to common shareholders End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$	N/A	$	N/A	$7.00	$7.87	(9.97)%	$82,919	4.73	%*	4.73	%*	1.68	%*	1.68	%*	11.46	%*	6%

	N/A		N/A	7.69	9.25	(14.44)	90,639	2.30		2.30		1.63		1.63		8.71		65

	N/A		N/A	9.52	11.87	38.25	111,154	2.49		2.49		1.60		1.60		10.56		127

	N/A		N/A	8.47	9.42	(8.33)	98,539	3.39		3.39		1.54		1.54		9.09		15

	N/A		N/A	10.19	11.32	8.26	118,181	3.35		3.35		1.41		1.41		6.89		8

	N/A		N/A	10.23	11.45	11.48	118,512	3.06		3.06		1.43		1.43		8.55		9

$	N/A	$	N/A	$6.91	$6.93	(6.89)%	$77,914	3.60	%*	3.60	%*	1.74	%*	1.74	%*	10.62	%*	205%

	N/A		N/A	7.27	7.89	(22.51)	81,353	2.09		2.09		1.76		1.76		8.96		373

	N/A		N/A	10.44	11.10	48.12	115,748	2.03		2.03		1.66		1.66		10.35		503

	N/A		N/A	7.47	8.19	(26.51)	82,109	2.78		2.78		1.65		1.65		12.56		395

	N/A		N/A	9.89	12.47	(7.41)	107,562	2.64		2.64		1.53		1.53		11.37		381

	N/A		N/A	10.50	14.98	(8.96)	113,204	2.36		2.36		1.48		1.48		9.84		63

$	N/A	$	N/A	$4.38	$4.94	2.44%	$198,138	3.23	%*	3.23	%*	0.97	%*	0.97	%*	9.51	%*	117%

	N/A		N/A	4.68	5.13	(25.44)	210,018	1.44		1.44		0.98		0.98		10.29		678

	N/A		N/A	6.55	7.61	30.90	290,989	1.36		1.36		0.96		0.96		8.97		774

	N/A		N/A	5.94	6.37	(27.94)	261,163	2.61		2.61		0.98		0.98		11.28		679

	N/A		N/A	7.12	9.71	9.57	309,287	3.20		3.20		0.97		0.97		8.52		655

	N/A		N/A	7.32	9.68	4.59	314,540	1.85		1.85		0.97		0.97		10.12		5

$	N/A	$	N/A	$15.66	$14.79	1.58%	$689,242	4.95	%*	4.95	%*	2.22	%*	2.22	%*	11.40	%*	15%

	0.00		N/A	17.20	15.83	(18.72)	756,653	1.79	*	1.79	*	1.51	*	1.51	*	5.81	*	16

	$0.08	$	N/A	$17.72	$18.48	(1.75)%	$4,306,540	4.52	%*	4.52	%*	1.97	%*	1.97	%*	12.25	%*	9%

	0.07		0.00	19.72	20.87	(19.10)	4,466,886	2.64	(g)	2.64	(g)	2.00	(g)	2.00	(g)	12.28		27

	0.21		0.00	25.23	28.81	29.29	1,781,435	2.78		2.78		2.04		2.04		10.36		38

	0.25		0.00	22.59	24.72	(14.18)	1,375,107	3.72		3.72		1.99		1.99		11.44		21

	0.10		(0.00)	28.29	32.15	12.03	1,603,368	3.96		3.96		1.89		1.89		9.70		12

	0.18		(0.00)	28.98	31.87	15.54	1,575,523	4.07		4.07		2.01		2.01		10.26		9

$	N/A	$	N/A	$13.28	$12.77	4.37%	$1,465,347	4.80	%*	4.80	%*	2.13	%*	2.13	%*	11.10	%*	9%

	N/A		N/A	15.31	13.85	(33.77)	1,684,507	2.79		2.79		2.12		2.12		9.11		47

	0.01		N/A	20.50	23.18	16.70	2,227,301	2.10	*	2.10	*	1.78	*	1.78	*	5.93	*	49

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	19

Statements of Assets and Liabilities	December 31, 2022

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Strategic Income Fund, Inc.

Assets:

Investments, at value
Investments in securities*	$152,577	$146,439	$359,253
Financial Derivative Instruments
Exchange-traded or centrally cleared	89	392	773
Over the counter	0	5,839	118
Cash	6	0	0
Deposits with counterparty	2,829	5,167	13,243
Foreign currency, at value	5	241	1,881
Receivable for investments sold	251	1,243	3,374
Receivable for TBA investments sold	0	61,011	90,011
Interest and/or dividends receivable	1,335	2,008	4,014
Other assets	170	165	0
Total Assets	157,262	222,505	472,667

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$67,616	$36,497	$116,183
Payable for short sales	0	1,105	2,910
Financial Derivative Instruments
Exchange-traded or centrally cleared	92	660	489
Over the counter	208	359	523
Payable for investments purchased	3,591	2,631	831
Payable for TBA investments purchased	0	94,963	145,437
Payable for unfunded loan commitments	1,578	183	519
Deposits from counterparty	187	7,165	5,107
Distributions payable to common shareholders	948	777	2,305
Overdraft due to custodian	0	134	52
Accrued management fees	123	117	173
Total Liabilities	74,343	144,591	274,529

Net Assets Applicable to Common Shareholders	$82,919	$77,914	$198,138

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$12	$0	$0
Paid in capital in excess of par	113,069	135,263	342,926
Distributable earnings (accumulated loss)	(30,162)	(57,349)	(144,788)

Net Assets Applicable to Common Shareholder	$82,919	$77,914	$198,138

Common Shares Outstanding	11,846	11,269	45,198

Net Asset Value Per Common Share(a)	$7.00	$6.91	$4.38

Cost of investments in securities	$172,220	$178,291	$451,546
Cost of foreign currency held	$4	$241	$1,882
Proceeds received on short sales	$0	$1,109	$2,909
Cost or premiums of financial derivative instruments, net	$2,450	$(664)	$5,689

* Includes repurchase agreements of:	$16,497	$22,300	$21,321

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities	December 31, 2022 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Access Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Assets:

Investments, at value
Investments in securities*	$1,243,723	$7,507,969	$2,671,440
Investments in Affiliates	0	106,136	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	440	2,915	1,205
Over the counter	712	4,931	2,391
Cash	2,824	1,180	0
Deposits with counterparty	29,663	164,875	74,606
Foreign currency, at value	0	13,453	0
Receivable for investments sold	47,617	128,466	138,914
Receivable for Fund shares sold	0	310	0
Interest and/or dividends receivable	14,898	104,377	46,593
Other assets	0	5,321	32
Total Assets	1,339,877	8,039,933	2,935,181

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$582,445	$3,152,254	$1,381,829
Financial Derivative Instruments
Exchange-traded or centrally cleared	444	4,167	1,287
Over the counter	4,788	24,425	12,328
Payable for investments purchased	33,706	437,688	23,435
Payable for unfunded loan commitments	1,848	13,660	4,382
Deposits from counterparty	11,337	40,464	13,583
Distributions payable to common shareholders	6,574	52,915	14,110
Overdraft due to custodian	8,054	0	15,935
Accrued management fees	1,439	7,455	2,867
Other liabilities	0	365	78
Total Liabilities	650,635	3,733,393	1,469,834

Net Assets Applicable to Common Shareholders	$689,242	$4,306,540	$1,465,347

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$0	$2	$1
Paid in capital in excess of par	879,954	6,432,477	2,205,004
Distributable earnings (accumulated loss)	(190,712)	(2,125,939)	(739,658)

Net Assets Applicable to Common Shareholders	$689,242	$4,306,540	$1,465,347

Common Shares Outstanding	44,001	243,090	110,318

Net Asset Value Per Common Share(a):	$15.66	$17.72	$13.28

Cost of investments in securities	$1,398,499	$9,058,306	$3,279,799
Cost of investments in Affiliates	$0	$27,066	$0
Cost of foreign currency held	$0	$14,761	$0
Cost or premiums of financial derivative instruments, net	$10,888	$(96,637)	$(16,420)

* Includes repurchase agreements of:	$43,500	$599,095	$64,600

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	21

Statements of Operations

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:

Interest, net of foreign taxes*	$7,225	$5,646	$13,140
Dividends, net of foreign taxes**	59	98	104
Total Income	7,284	5,744	13,244

Expenses:

Management fees	750	703	994
Trustee fees and related expenses	0	0	2
Interest expense	1,374	751	2,347
Miscellaneous expense	4	0	4
Total Expenses	2,128	1,454	3,347

Net Investment Income (Loss)	5,156	4,290	9,897

Net Realized Gain (Loss):

Investments in securities	2,726	(642)	(16,020)
Exchange-traded or centrally cleared financial derivative instruments	(937)	(2,239)	3,596
Over the counter financial derivative instruments	50	(10,981)	2,121
Foreign currency	1	(271)	(1,025)

Net Realized Gain (Loss)	1,840	(14,133)	(11,328)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(9,768)	(3,239)	(1,964)
Exchange-traded or centrally cleared financial derivative instruments	213	1,714	6,678
Over the counter financial derivative instruments	(46)	12,504	(1,604)
Foreign currency	0	(431)	(1,349)

Net Change in Unrealized Appreciation (Depreciation)	(9,601)	10,548	1,761

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,605)	$705	$330

* Foreign tax withholdings	$0	$6	$15

** Foreign tax withholdings - Dividends	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Access Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Investment Income:

Interest, net of foreign taxes*	$61,162	$377,150	$128,429
Dividends, net of foreign taxes**	1,078	3,533	4,068
Total Income	62,240	380,683	132,497

Expenses:

Management fees	8,415	44,448	17,659
Trustee fees and related expenses	48	107	104
Interest expense	10,380	57,813	22,254
Miscellaneous expense	2	57	4
Total Expenses	18,845	102,425	40,021

Net Investment Income (Loss)	43,395	278,258	92,476

Net Realized Gain (Loss):

Investments in securities	(23,143)	(64,679)	(67,683)
Exchange-traded or centrally cleared financial derivative instruments	(7,341)	108,213	3,427
Over the counter financial derivative instruments	1,876	22,294	8,642
Foreign currency	3,030	813	(5,541)

Net Realized Gain (Loss)	(25,578)	66,641	(61,155)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(31,975)	(219,702)	(52,058)
Investments in Affiliates	0	1,933	0
Exchange-traded or centrally cleared financial derivative instruments	12,855	(85,696)	9,529
Over the counter financial derivative instruments	(4,215)	(28,945)	(11,112)
Short sales	0	(53)	0
Foreign currency assets and liabilities	(2,752)	(40,141)	(10,395)

Net Change in Unrealized Appreciation (Depreciation)	(26,087)	(372,604)	(64,036)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,270)	$(27,705)	$(32,715)

* Foreign tax withholdings - Interest	$3	$249	$180

** Foreign tax withholdings - Dividends	$0	$40	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	23

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,156	$9,275	$4,290	$9,748
Net realized gain (loss)	1,840	2,298	(14,133)	6,619
Net change in unrealized appreciation (depreciation)	(9,601)	(21,880)	10,548	(42,591)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,605)	(10,307)	705	(26,224)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(5,673)	(10,961)	(4,653)	(9,228)
Tax basis return of capital	0	(303)	0	0

Total Distributions to Common Shareholders(a)	(5,673)	(11,264)	(4,653)	(9,228)

Common Share Transactions*:

Issued as reinvestment of distributions	558	1,056	509	1,057

Net increase (decrease) resulting from common share transactions	558	1,056	509	1,057

Total increase (decrease) in net assets applicable to common shareholders	(7,720)	(20,515)	(3,439)	(34,395)

Net Assets Applicable to Common Shareholders:

Beginning of Period	90,639	111,154	81,353	115,748
End of Period	$82,919	$90,639	$77,914	$81,353

*Common Share Transactions:

Shares issued as reinvestment of distributions	64	101	72	107
Net increase (decrease) in common shares outstanding	64	101	72	107

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Strategic Income Fund, Inc.

Six Month Ended December 31, 2022 (Unduited)	Year Ended June 30, 2022

$9,897	$27,235
(11,328)	(4,309)
1,761	(79,586)

330	(56,660)

(13,789)	(26,999)
0	(320)

(13,789)	(27,319)

1,579	3,008

1,579	3,008

(11,880)	(80,971)

210,018	290,989
$198,138	$210,018

320	481
320	481

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	25

Consolidated Statements of Changes in Net Assets

	PIMCO Access Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Inception date through June 30, 2022(a)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$43,395	$19,821	$278,258	$439,598
Net realized gain (loss)	(25,578)	1,003	66,641	173,171
Net change in unrealized appreciation (depreciation)	(26,087)	(123,302)	(372,604)	(1,319,388)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(8,270)	(102,478)	(27,705)	(706,619)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(59,433)	(20,531)	(465,848)	(391,635)

Total Distributions to Common Shareholders(b)	(59,433)	(20,531)	(465,848)	(391,635)

Common Share Transactions*:

Net proceeds from at‑the‑market offering	0	866,100	281,223	181,491
Net proceeds from equity offering	0	13,562	0	0
Net proceeds from reorganization	0	0	0	3,562,154
At‑the‑market offering costs	0	0	0	429
Issued as reinvestment of distributions	292	0	51,984	39,631

Net increase (decrease) resulting from common share transaction	292	879,662	333,207	3,783,705

Total increase (decrease) in net assets applicable to common shareholders	(67,411)	756,653	(160,346)	2,685,451

Net Assets Applicable to Common Shareholders:

Beginning of period	756,653	0	4,466,886	1,781,435
End of period	$689,242	$756,653	$4,306,540	$4,466,886

* Common Share Transactions:

Shares sold	0	43,983	13,795	7,210
Shares issued in reorganization	0	0	0	147,079
Shares issued as reinvestment of distributions	18	0	2,737	1,671
Net increase (decrease) in common shares outstanding	18	43,983	16,532	155,960

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was January 31, 2022.
(b)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Dynamic Income Opportunity Fund

Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

$92,476	$189,536
(61,155)	55,882
(64,036)	(606,887)

(32,715)	(361,469)

(190,461)	(209,275)

(190,461)	(209,275)

0	0
0	0
0	0
0	0
4,016	27,950

4,016	27,950

(219,160)	(542,794)

1,684,507	2,227,301
$1,465,347	$1,684,507

0	0
0	0
265	1,401
265	1,401

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	27

Statements of Cash Flows

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(2,605)	$705	$330

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(9,915)	(278,328)	(458,848)
Proceeds from sales of long-term securities	29,736	302,913	522,131
(Purchases) Proceeds from sales of short-term portfolio investments, net	(6,272)	(2,959)	(11,567)
(Increase) decrease in deposits with counterparty	820	953	5,677
(Increase) decrease in receivable for investments sold	363	(27,654)	293,842
(Increase) decrease in interest and/or dividends receivable	(122)	(322)	395
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(570)	(2,197)	8,425
Proceeds from (Payments on) over the counter financial derivative instruments	5	(11,005)	2,052
(Increase) decrease in other assets	(160)	(164)	1
Increase (decrease) in payable for investments purchased	3,142	28,846	(307,814)
Increase (decrease) in payable for unfunded loan commitments	(154)	0	0
Increase (decrease) in deposits from counterparty	142	6,942	3,636
Increase (decrease) in accrued management fees	(9)	(14)	(2)
Proceeds from (Payments on) short sales transactions, net	0	415	298
Proceeds from (Payments on) foreign currency transactions	1	(309)	(1,193)
Increase (decrease) in other liabilities	(5)	(22)	(27)
Net Realized (Gain) Loss
Investments in securities	(2,726)	642	16,020
Exchange-traded or centrally cleared financial derivative instruments	937	2,239	(3,596)
Over the counter financial derivative instruments	(50)	10,981	(2,121)
Foreign currency	(1)	271	1,025
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	9,768	3,239	1,964
Exchange-traded or centrally cleared financial derivative instruments	(213)	(1,714)	(6,678)
Over the counter financial derivative instruments	46	(12,504)	1,604
Foreign currency assets and liabilities	0	431	1,349
Net amortization (accretion) on investments	(159)	(439)	1,240

Net Cash Provided by (Used for) Operating Activities	21,999	20,946	68,143

Cash Flows Received from (Used for) Financing Activities:

Increase (decrease) in overdraft due to custodian	(3)	129	52
Cash distributions paid*	(5,109)	(4,140)	(12,194)
Proceeds from reverse repurchase agreements	163,604	112,861	361,690
Payments on reverse repurchase agreements	(180,480)	(130,039)	(417,991)

Net Cash Received from (Used for) Financing Activities	(21,988)	(21,189)	(68,443)

Net Increase (Decrease) in Cash and Foreign Currency	11	(243)	(300)

Cash and Foreign Currency:

Beginning of period	0	484	2,181
End of period	$11	$241	$1,881

* Reinvestment of distributions	$558	$509	$1,579

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$988	$481	$1,717
Non Cash Payment in Kind	$247	$424	$985

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Cash Flows

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)	PIMCO Access Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(8,270)	$(27,705)	$(32,715)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(260,247)	(652,073)	(274,652)
Proceeds from sales of long-term securities	213,175	1,259,090	524,857
(Purchases) Proceeds from sales of short-term portfolio investments, net	6,687	(262,217)	82,931
(Increase) decrease in deposits with counterparty	(2,120)	43,627	8,179
(Increase) decrease in receivable for investments sold	(21,263)	253,591	(79,211)
(Increase) decrease in interest and/or dividends receivable	(3,870)	(11,497)	(5,497)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	5,604	23,778	11,903
Proceeds from (Payments on) over the counter financial derivative instruments	3,661	22,003	8,638
(Increase) decrease in other assets	0	(3,822)	(16)
Increase (decrease) in payable for investments purchased	(92,900)	245,300	(25,029)
Increase (decrease) in payable for unfunded loan commitments	(2,866)	(47,492)	(7,189)
Increase (decrease) in deposits from counterparty	6,182	(427)	7,601
Increase (decrease) in accrued management fees	223	(362)	(284)
Proceeds from (Payments on) short sales transactions, net	0	(1,926)	0
Proceeds from (Payments on) foreign currency transactions	3,208	(4,499)	(6,639)
Increase (decrease) in other liabilities	(2)	(371)	0
Net Realized (Gain) Loss
Investments in securities	23,143	64,679	67,683
Exchange-traded or centrally cleared financial derivative instruments	7,341	(108,213)	(3,427)
Over the counter financial derivative instruments	(1,876)	(22,294)	(8,642)
Foreign currency	(3,030)	(813)	5,541
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	31,975	219,702	52,058
Investments in Affiliates	0	(1,933)	0
Exchange-traded or centrally cleared financial derivative instruments	(12,855)	85,696	(9,529)
Over the counter financial derivative instruments	4,215	28,945	11,112
Short sales	0	53	0
Foreign currency assets and liabilities	2,752	40,141	10,395
Net amortization (accretion) on investments	(8,573)	(39,162)	(4,479)

Net Cash Provided by (Used for) Operating Activities	(109,706)	1,101,799	333,589

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	0	281,249	0
Increase (decrease) in overdraft due to custodian	8,054	0	(5,679)
Cash distributions paid to common shareholders*	(57,700)	(410,862)	(185,365)
Proceeds from reverse repurchase agreements	1,695,225	8,155,090	3,581,834
Payments on reverse repurchase agreements	(1,537,000)	(9,120,487)	(3,729,170)

Net Cash Received from (Used for) Financing Activities	108,579	(1,095,010)	(338,380)

Net Increase (Decrease) in Cash and Foreign Currency	(1,127)	6,789	(4,791)

Cash and Foreign Currency:

Beginning of period	3,951	7,844	4,791
End of period	$2,824	$14,633	$0

* Reinvestment of distributions	$292	$51,984	$4,016

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$6,535	$39,354	$15,131
Non Cash Payment in Kind	$3,143	$20,888	$5,377

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	29

Schedule of Investments	PIMCO PCM Fund, Inc.

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 184.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 20.2%

American Airlines, Inc.
8.993% (LIBOR03M + 4.750%) due 04/20/2028 ~	$800	$798

AmSurg LLC
TBD% due 04/29/2027 µ	215	211

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~	419	379

Encina Private Credit LLC
TBD% - 8.684% (LIBOR01M + 4.366%) due 11/30/2025 «~µ	2,573	2,518

Envision Healthcare Corp.
12.119% due 04/29/2027	1,185	1,159
15.744% due 04/28/2028	2,830	2,316

Exgen Texas Power LLC
10.576% (LIBOR03M + 6.750%) due 10/08/2026 «~	1,338	1,344

Forbes Energy Services LLC
7.000% due 06/30/2023 «	514	0
11.000% due 06/30/2023 «	7	0

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~	27	18

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)	198	106

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~	695	579

Redstone Holdco 2 LP
9.108% (LIBOR03M + 4.750%) due 04/27/2028 ~	1,236	862

Rising Tide Holdings, Inc.
9.485% (LIBOR03M + 4.750%) due 06/01/2028 «~	1,086	516

Softbank Vision Fund
5.000% due 12/21/2025 «	749	721

Syniverse Holdings, Inc.
11.580% due 05/13/2027	2,019	1,771

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~	1,777	1,528

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~	199	112
9.938% (LIBOR01M + 5.000%) due 06/26/2026 ~	1,186	669

Uber Technologies, Inc.
8.235% (LIBOR03M + 3.500%) due 02/25/2027 ~	297	297

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)	868	675

Windstream Services LLC
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~	166	151

Total Loan Participations and Assignments (Cost $20,691)		16,730

CORPORATE BONDS & NOTES 24.2%

BANKING & FINANCE 6.9%

Navient Corp.
5.625% due 01/25/2025	51	46

Piper Sandler Cos.
5.200% due 10/15/2023	900	892

Uniti Group LP
6.000% due 01/15/2030 (h)	1,065	675
7.875% due 02/15/2025 (h)	2,420	2,348

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (h)	2,205	1,750

		5,711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 14.2%

Carvana Co.
10.250% due 05/01/2030	$400	$189

Community Health Systems, Inc.
8.000% due 03/15/2026 (h)	78	71

CVS Pass-Through Trust
5.880% due 01/10/2028 (h)	711	703

DISH DBS Corp.
5.250% due 12/01/2026 (h)	660	557
5.750% due 12/01/2028 (h)	400	320

Exela Intermediate LLC
11.500% due 07/15/2026	17	3

Illuminate Buyer LLC
9.000% due 07/01/2028 (h)	500	419

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)	9	10

Oracle Corp.
4.100% due 03/25/2061 (f)(h)	100	70

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (h)	100	85

Topaz Solar Farms LLC
4.875% due 09/30/2039 (h)	279	248
5.750% due 09/30/2039 (h)	1,900	1,806

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (h)	712	157

Viking Cruises Ltd.
13.000% due 05/15/2025 (h)	1,000	1,057

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (h)	1,200	967

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)(h)	4,180	3,856

Windstream Escrow LLC
7.750% due 08/15/2028 (h)	1,552	1,268

		11,786

UTILITIES 3.1%

Pacific Gas & Electric Co.
3.750% due 08/15/2042	2	1
4.000% due 12/01/2046	2	1
4.200% due 03/01/2029 (h)	500	448
4.300% due 03/15/2045 (h)	463	330
4.450% due 04/15/2042 (h)	22	17
4.500% due 12/15/2041 (h)	26	18
4.600% due 06/15/2043	9	7
4.750% due 02/15/2044 (h)	1,471	1,131
4.950% due 07/01/2050 (h)	826	643

		2,596

Total Corporate Bonds & Notes (Cost $23,512)		20,093

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (b)(h)	700	450

Total Convertible Bonds & Notes (Cost $687)		450

MUNICIPAL BONDS & NOTES 0.8%

PUERTO RICO 0.8%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (e)	1,418	622
0.000% due 11/01/2051 (e)	192	65

Total Municipal Bonds & Notes (Cost $869)		687

U.S. GOVERNMENT AGENCIES 4.6%

Fannie Mae
4.000% due 06/25/2050 (a)(h)	3,185	625
10.139% due 07/25/2029 •(h)	230	251

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.700% due 11/25/2055 ~(a)	$6,048	$387
1.761% due 05/25/2050 ~(a)(h)	1,670	192
2.010% due 11/25/2045 ~(a)	1,027	83
3.500% due 02/25/2041 (a)(h)	1,912	252
4.000% due 07/25/2050 (a)(h)	5,923	1,324
5.000% due 03/15/2040 (a)(h)	452	23
9.539% due 10/25/2029 •(h)	250	269
11.939% due 12/25/2027 ~	422	424

Total U.S. Government Agencies (Cost $3,983)		3,830

NON‑AGENCY MORTGAGE-BACKED SECURITIES 41.4%

Adjustable Rate Mortgage Trust
3.845% due 01/25/2036 ^~	60	52

Banc of America Alternative Loan Trust
5.466% due 04/25/2037 ^~	75	65

Banc of America Funding Trust
2.606% due 03/20/2036 ~	42	35
2.995% due 12/20/2034 ~	192	136
5.806% due 03/25/2037 ^~	40	38
7.000% due 10/25/2037 ^	337	231

Banc of America Mortgage Trust
3.440% due 06/20/2031 ~	174	170
3.648% due 06/25/2035 ~	38	33

Bancorp Commercial Mortgage Trust
8.068% due 08/15/2032 •(h)	1,580	1,569

BCAP LLC Trust
4.227% due 07/26/2036 ~	72	60

Bear Stearns ALT‑A Trust
3.125% due 09/25/2034 ~	64	61
3.234% due 01/25/2047 ~	22	10
3.359% due 05/25/2036 ~	31	24
3.554% due 05/25/2036 ^~	125	90
3.586% due 11/25/2036 ^~	493	264
3.697% due 08/25/2036 ^~	193	103
4.198% due 07/25/2035 ^~	105	76
4.729% due 04/25/2037 ~	402	345

Bear Stearns Asset-Backed Securities Trust
5.500% due 12/25/2035	30	21

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	43	40

BHP Trust
7.256% due 08/15/2036 •(h)	588	546

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	121	111

CD Mortgage Trust
5.688% due 10/15/2048	63	56

Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	161	87

Citigroup Commercial Mortgage Trust
5.447% due 12/10/2049 ~	345	171

Citigroup Mortgage Loan Trust
3.424% due 10/25/2035 ~	268	165
3.762% due 11/25/2035 ~(h)	1,126	650
3.798% due 11/25/2036 ^~	2	2
6.250% due 11/25/2037 ~	647	305

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.747% due 09/25/2035 ^~	65	48

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~(h)	1,542	1,495

Commercial Mortgage Loan Trust
6.480% due 12/10/2049 ~	172	27

Connecticut Avenue Securities Trust
7.028% due 10/25/2041 ~(h)	800	754

Countrywide Alternative Loan Trust
3.048% due 12/25/2035 •(h)	590	480
4.939% due 10/25/2037 •(h)	3,501	807
4.949% due 02/25/2037 ~	127	103
4.969% due 02/25/2036 ^~	383	336
5.500% due 03/25/2035	375	171
6.000% due 11/25/2035 ^	162	33
6.000% due 04/25/2036 ^(h)	2,135	1,037

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
3.501% due 09/20/2036 ^~	$63	$54
3.632% due 09/25/2047 ^~	179	155
5.029% due 03/25/2035 •	70	59
5.910% due 02/20/2036 ^~	3	2
6.000% due 05/25/2037 ^	180	87
6.259% due 03/25/2046 ^~	329	210

Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	32	31

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036 (h)	877	470
6.396% due 04/25/2036 þ	148	81
6.500% due 05/25/2036 ^	144	59

DBGS Mortgage Trust
0.194% due 10/15/2036 ~(a)	147,870	491
6.368% due 06/15/2033 ~(h)	900	725
6.918% due 06/15/2033 •	200	156

Extended Stay America Trust
8.018% due 07/15/2038 ~(h)	879	827

First Horizon Alternative Mortgage Securities Trust
3.935% due 08/25/2035 ^~	3	0

Freddie Mac
11.428% due 10/25/2041 ~(h)	1,100	941
11.728% due 11/25/2041 ~(h)	1,100	941

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(h)	800	755
4.591% due 10/10/2032 ~	100	94

GS Mortgage Securities Trust
0.461% due 08/10/2043 ~(a)	1,809	16

GSR Mortgage Loan Trust
3.466% due 03/25/2047 ^~(h)	592	389

HarborView Mortgage Loan Trust
4.839% due 01/19/2036 ~	406	248

IndyMac INDA Mortgage Loan Trust
3.431% due 06/25/2037 ~	102	77

IndyMac INDX Mortgage Loan Trust
2.906% due 05/25/2036 ~	94	48
5.189% due 11/25/2034 •	56	48

JP Morgan Alternative Loan Trust
6.500% due 03/25/2036 ^(h)	759	443

JP Morgan Chase Commercial Mortgage Securities Trust
0.392% due 02/15/2046 «~(a)(h)	53,895	118
6.039% due 02/12/2051 ~	32	269
10.708% due 11/15/2038 ~(h)	900	789

JP Morgan Mortgage Trust
3.939% due 07/25/2035 ~	12	11

Lehman Mortgage Trust
5.909% due 04/25/2036 ^~	115	76
6.000% due 05/25/2037 ^	7	7

MASTR Adjustable Rate Mortgages Trust
3.601% due 11/25/2035 ^~	233	150

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^~	155	103

Merrill Lynch Mortgage Investors Trust
2.969% due 05/25/2033 ~	2	2
3.186% due 02/25/2034 ~	3	3
4.138% due 11/25/2035 ~	40	38
4.676% due 11/25/2029 ~	50	44
4.809% due 07/25/2030 ~	19	18

MFA Trust
3.577% due 08/25/2061 ~(h)	1,000	740
4.303% due 12/25/2066 ~(h)	1,000	688

Morgan Stanley Capital Trust
0.087% due 11/12/2049 ~(a)	1,007	0
8.793% due 11/15/2034 ~	400	365

Morgan Stanley Mortgage Loan Trust
3.932% due 01/25/2035 ^~	186	152
6.000% due 08/25/2037 ^	140	61

Morgan Stanley Re‑REMIC Trust
3.463% due 03/26/2037 ~(h)	1,858	1,628

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	106	95

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natixis Commercial Mortgage Securities Trust
8.280% due 03/15/2035 ~(h)	$350	$334
9.529% due 03/15/2035 •(h)	700	662

New Residential Mortgage Loan Trust
3.881% due 11/25/2059 ~(h)	2,900	1,267

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.459% due 02/25/2035 ~(h)	215	210

Regal Trust
2.605% due 09/29/2031 •	11	11

Residential Accredit Loans, Inc. Trust
4.642% due 01/25/2036 ^~	169	132
6.000% due 08/25/2035 ^	129	108
6.000% due 06/25/2036 ^	68	54
6.500% due 09/25/2037 ^	124	98

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	181	63

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	93	78

Structured Adjustable Rate Mortgage Loan Trust
3.330% due 04/25/2036 ^~	161	100
3.694% due 01/25/2036 ^~	179	113
3.939% due 09/25/2036 ^	29	27

Structured Asset Mortgage Investments Trust
4.809% due 08/25/2036 ^•(h)	319	251

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	104	42

Tharaldson Hotel Portfolio Trust
7.698% due 11/11/2034 ~(h)	1,126	1,055

Wachovia Bank Commercial Mortgage Trust
0.692% due 10/15/2041 ~(a)	20	0

WaMu Mortgage Pass-Through Certificates Trust
3.372% due 12/25/2036 ^~(h)	160	141
3.548% due 10/25/2046 ~	711	631
3.548% due 11/25/2046 •(h)	458	395
5.289% due 10/25/2045 •(h)	2,470	2,052
5.369% due 06/25/2044 •	175	158

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(h)	673	538

Wells Fargo Commercial Mortgage Trust
4.928% due 12/15/2039 ~	1,042	902

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(h)	2,400	1,368

Total Non‑Agency Mortgage-Backed Securities (Cost $40,059)		34,361

ASSET-BACKED SECURITIES 64.8%

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(h)	1,127	770

Asset-Backed Securities Corp. Home Equity Loan Trust
5.484% due 02/25/2035 ~(h)	1,438	1,415
7.604% due 06/21/2029 ~	58	55

Bear Stearns Asset-Backed Securities Trust
3.644% due 07/25/2036 ~	63	62
4.959% due 04/25/2036 •(h)	1,982	2,719

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	1,185	178

Citigroup Mortgage Loan Trust
4.549% due 12/25/2036 ~(h)	1,082	610
4.609% due 12/25/2036 •(h)	659	277
5.064% due 11/25/2045 •(h)	102	102
5.089% due 11/25/2046 •(h)	1,100	901
7.914% due 12/25/2033 •(h)	1,003	1,011

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	325	105
9.163% due 03/01/2033 ~	741	674

Countrywide Asset-Backed Certificates Trust
4.539% due 04/25/2047 ^~(h)	59	59
4.589% due 06/25/2037 ^~(h)	502	488
4.649% due 12/25/2036 ^•(h)	759	696
4.659% due 09/25/2046 ~(h)	4,130	3,359
4.869% due 05/25/2036 •(h)	7,682	6,326
6.039% due 06/25/2035 ~(h)	4,000	3,904
6.264% due 10/25/2035 ~(h)	2,209	1,733

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown City CLO
0.000% due 04/20/2035 ~	$600	$405

EMC Mortgage Loan Trust
5.439% due 05/25/2040 •	128	116
5.689% due 02/25/2041 •	184	178

Flagship Credit Auto Trust
0.000% due 06/15/2026 «(e)	2	82
0.000% due 06/15/2029 «(e)	14	2,907

GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 ~	31	26

GSAMP Trust
6.189% due 06/25/2035 •(h)	2,200	2,107
7.014% due 12/25/2034 ~(h)	2,151	1,665

Home Equity Mortgage Loan Asset-Backed Trust
4.629% due 04/25/2037 ~(h)	3,420	2,262
5.139% due 10/25/2035 ~	132	128

HSI Asset Securitization Corp. Trust
4.499% due 04/25/2037 ~(h)	2,921	1,538
4.729% due 12/25/2036 ~	4,338	1,177

Lehman XS Trust
6.260% due 11/25/2035 þ	754	380

Marlette Funding Trust
0.000% due 07/16/2029 «(e)	5	373
0.000% due 03/15/2030 «(e)	8	307

MASTR Asset-Backed Securities Trust
4.609% due 08/25/2036 ~(h)	2,561	1,039

Morgan Stanley ABS Capital, Inc. Trust
4.529% due 10/25/2036 •	8,228	3,949
5.169% due 12/25/2034 •	100	96

Morgan Stanley Home Equity Loan Trust
5.454% due 05/25/2035 •(h)	1,917	1,624

National Collegiate Commutation Trust
0.000% due 03/25/2038 ~	2,400	717
0.000% due 03/25/2038 •	1,100	347

People’s Financial Realty Mortgage Securities Trust
4.519% due 09/25/2036 •	5,740	1,151

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ(h)	3,378	1,585

Securitized Asset-Backed Receivables LLC Trust
5.034% due 01/25/2035 ~	263	259

SMB Private Education Loan Trust
0.000% due 02/16/2055 «(e)	0	281

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 «(e)	1,000	79

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (e)	1,000	101

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(e)	339	46

Soundview Home Loan Trust
5.339% due 10/25/2037 •	1,733	1,281

Structured Asset Investment Loan Trust
6.114% due 10/25/2034 ~(h)	1,986	1,914
8.889% due 10/25/2033 •	68	73

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	86	76

Total Asset-Backed Securities (Cost $60,928)		53,713

	SHARES
COMMON STOCKS 4.3%

COMMUNICATION SERVICES 0.5%

Clear Channel Outdoor Holdings, Inc. (c)	108,013	114

iHeartMedia, Inc. ‘A’ (c)	25,745	158

iHeartMedia, Inc. ‘B’ «(c)	20,009	110

		382

ENERGY 0.2%

Axis Energy Services ‘A’ «(c)(f)	3,344	117

Noble Corp. PLC (c)	1,557	58

		175

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	31

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 3.3%

Mcdermott International Ltd. (c)	7,216	$2

Neiman Marcus Group Ltd. LLC «(c)(f)	13,191	2,323

Syniverse Holdings, Inc. «(f)	331,150	318

Voyager Aviation Holdings LLC «(c)	307	0

Westmoreland Mining Holdings «(c)(f)	9,231	69

		2,712

UTILITIES 0.3%

TexGen Power LLC «(c)	9,914	278

Total Common Stocks (Cost $3,256)		3,547

WARRANTS 1.1%

INFORMATION TECHNOLOGY 1.1%

Windstream Holdings LLC - Exp. 9/21/2055 «	43,518	881

Total Warrants (Cost $316)		881

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.6%

INDUSTRIALS 0.6%

Voyager Aviation Holdings LLC «	1,842	$494

Total Preferred Securities (Cost $604)		494

REAL ESTATE INVESTMENT TRUSTS 1.0%

REAL ESTATE 1.0%

CBL & Associates Properties, Inc.	4,345	100

Uniti Group, Inc.	46,851	259

VICI Properties, Inc.	13,531	439

Total Real Estate Investment Trusts (Cost $322)		798

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 20.5%

REPURCHASE AGREEMENTS (g) 19.9%
		$16,497

U.S. TREASURY BILLS 0.6%
3.766% due 01/05/2023 - 03/02/2023 (d)(e)(k)	$498	496

Total Short-Term Instruments (Cost $16,993)		16,993

Total Investments in Securities (Cost $172,220)		152,577

Total Investments 184.0% (Cost $172,220)		$152,577

Financial Derivative Instruments (i)(j) (0.3)% (Cost or Premiums, net $2,450)		(211)

Other Assets and Liabilities, net (83.7)%		(69,447)

Net Assets 100.0%		$82,919

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in‑kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Axis Energy Services ‘A’	07/01/2021	$49	$117	0.14%
Neiman Marcus Group Ltd. LLC	09/25/2020	425	2,323	2.80
Oracle Corp. 4.100% due 03/25/2061	08/12/2021	110	70	0.09
Syniverse Holdings, Inc.	05/12/2022 ‑ 11/30/2022	325	318	0.38
Westmoreland Mining Holdings	12/08/2014	269	69	0.08

		$1,178	$2,897	3.49%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$3,597	U.S. Treasury Bills 0.000% due 06/29/2023	$(3,669)	$3,597	$3,598
SAL	4.320	12/30/2022	01/03/2023	12,900	U.S. Treasury Notes 0.125% due 10/15/2023	(13,148)	12,900	12,906

Total Repurchase Agreements						$(16,817)	$16,497	$16,504

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BNY	5.450%	10/20/2022	04/20/2023		$(4,874)	$(4,929)
BOS	3.760	09/12/2022	01/10/2023		(1,135)	(1,148)
	4.970	11/09/2022	01/09/2023		(219)	(221)
	5.150	12/19/2022	04/18/2023		(1,435)	(1,438)
	5.450	12/19/2022	04/18/2023		(1,494)	(1,497)
BPS	0.000	11/15/2022	01/27/2023		(344)	(344)
	3.900	09/02/2022	03/02/2023		(5,320)	(5,391)
	3.900	09/30/2022	03/02/2023		(223)	(226)
	3.935	09/01/2022	03/01/2023		(869)	(881)
	4.000	10/05/2022	01/09/2023		(14)	(14)
	4.250	10/05/2022	01/09/2023		(451)	(456)
	4.600	10/19/2022	01/19/2023		(284)	(287)
	4.620	09/23/2022	03/23/2023		(633)	(642)
	4.700	10/05/2022	01/09/2023		(638)	(646)
	4.840	10/17/2022	02/17/2023		(645)	(652)
	4.850	10/17/2022	02/17/2023		(744)	(752)
	4.950	10/05/2022	01/09/2023		(582)	(589)
	5.450	12/08/2022	04/06/2023		(5,719)	(5,739)
	5.450	12/15/2022	04/14/2023		(2,153)	(2,158)
	5.750	12/08/2022	04/06/2023		(1,192)	(1,197)
BRC	4.240	09/07/2022	01/06/2023		(1,140)	(1,156)
	4.930	10/14/2022	01/17/2023		(3,746)	(3,788)
	5.140	11/14/2022	01/17/2023		(609)	(613)
	5.230	11/01/2022	02/03/2023		(792)	(800)
	5.320	11/10/2022	02/10/2023		(289)	(291)
	5.470	11/10/2022	02/10/2023		(1,355)	(1,366)
	5.570	11/23/2022	02/24/2023		(2,258)	(2,273)
CIB	4.600	10/17/2022	01/17/2023		(25)	(25)
JPS	5.006	11/04/2022	02/01/2023		(1,621)	(1,634)
NOM	4.950	11/09/2022	02/10/2023		(1,426)	(1,437)
RBC	5.250	10/11/2022	02/13/2023		(675)	(681)
RCY	4.170	09/16/2022	01/17/2023		(2,041)	(2,067)
RTA	5.480	10/12/2022	01/12/2023		(2,494)	(2,518)
SOG	4.266	08/24/2022	02/27/2023		(373)	(379)
	4.500	12/16/2022	TBD	(3)	(431)	(432)
	4.640	10/14/2022	02/14/2023		(79)	(79)
	4.790	11/02/2022	02/02/2023		(420)	(424)
	4.790	11/15/2022	02/02/2023		(270)	(271)
	4.990	11/07/2022	03/07/2023		(988)	(995)
	5.430	11/07/2022	03/07/2023		(624)	(630)
TDM	4.470	12/16/2022	TBD	(3)	(541)	(542)
	4.490	12/16/2022	TBD	(3)	(123)	(124)
	4.500	12/16/2022	TBD	(3)	(701)	(703)
	4.510	12/16/2022	TBD	(3)	(258)	(258)
UBS	4.220	09/30/2022	01/19/2023		(142)	(143)
	4.380	10/03/2022	02/03/2023		(67)	(68)
	4.827	10/13/2022	01/13/2023		(3,474)	(3,512)
	4.840	11/02/2022	02/03/2023		(736)	(742)
	4.927	10/13/2022	01/13/2023		(5,926)	(5,992)
	5.600	12/15/2022	03/10/2023		(4,453)	(4,466)

Total Reverse Repurchase Agreements						$(67,616)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BNY	$0	$(4,929)	$0	$(4,929)	$6,206	$1,277
BOS	0	(4,304)	0	(4,304)	5,438	1,134
BPS	0	(19,974)	0	(19,974)	25,396	5,422
BRC	0	(10,287)	0	(10,287)	13,185	2,898
CIB	0	(25)	0	(25)	23	(2)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	33

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
FICC	$3,598	$0	$0	$3,598	$(3,669)	$(71)
JPS	0	(1,634)	0	(1,634)	1,914	280
NOM	0	(1,437)	0	(1,437)	1,646	209
RBC	0	(681)	0	(681)	827	146
RCY	0	(2,067)	0	(2,067)	2,393	326
RTA	0	(2,518)	0	(2,518)	2,956	438
SAL	12,906	0	0	12,906	(13,148)	(242)
SOG	0	(3,210)	0	(3,210)	3,564	354
TDM	0	(1,627)	0	(1,627)	1,636	9
UBS	0	(14,923)	0	(14,923)	19,333	4,410

Total Borrowings and Other Financing Transactions	$16,504	$(67,616)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,613)	$(12,124)	$(2,059)	$(16,796)
Convertible Bonds & Notes	0	0	(435)	0	(435)
U.S. Government Agencies	0	(2,478)	0	0	(2,478)
Non‑Agency Mortgage-Backed Securities	0	(7,798)	(8,054)	(4,012)	(19,864)
Asset-Backed Securities	0	(10,631)	(4,466)	(12,946)	(28,043)

Total Borrowings	$0	$(23,520)	$(25,079)	$(19,017)	$(67,616)

Payable for reverse repurchase agreements					$(67,616)

(h)	Securities with an aggregate market value of $84,234 and cash of $281 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(73,978) at a weighted average interest rate of 3.550%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3‑Month SOFR Active Contract December Futures	03/2024	5	$	(1,193)	$23	$1	$0
3‑Month SOFR Active Contract December Futures	03/2025	1		(242)	3	0	0
3‑Month SOFR Active Contract December Futures	03/2026	1		(242)	3	0	0
3‑Month SOFR Active Contract June Futures	09/2024	2		(481)	7	0	0
3‑Month SOFR Active Contract June Futures	09/2025	2		(484)	5	0	(1)
3‑Month SOFR Active Contract March Futures	06/2024	4		(959)	16	0	0
3‑Month SOFR Active Contract March Futures	06/2025	2		(484)	5	0	0
3‑Month SOFR Active Contract March Futures	06/2026	1		(242)	2	0	0
3‑Month SOFR Active Contract September Futures	12/2024	2		(483)	6	0	0
3‑Month SOFR Active Contract September Futures	12/2025	1		(242)	3	0	0

Total Futures Contracts					$73	$1	$(1)

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2027	1.357%	$	100	$(5)	$4	$(1)	$0	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	3.169		800	84	(28)	56	0	0

							$79	$(24)	$55	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1‑Day USD‑Federal Funds Rate Compounded‑OIS	0.100%	Annual	01/13/2023	$2,500	$0	$45	$45	$1	$0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450	Annual	12/20/2024	3,800	0	57	57	2	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025	1,900	0	28	28	1	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.300	Annual	01/17/2026	300	0	7	7	0	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2052	5,700	994	600	1,594	25	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	12/21/2052	2,800	674	98	772	14	0
Pay	3‑Month USD‑LIBOR	2.750	Semi‑Annual	12/19/2023	15,300	(131)	(223)	(354)	0	(10)
Pay	3‑Month USD‑LIBOR	1.750	Semi-Annual	12/21/2023	32,300	606	(1,668)	(1,062)	0	(23)
Receive	3‑Month USD‑LIBOR	0.250	Semi-Annual	06/16/2024	500	1	33	34	1	0
Pay	3‑Month USD‑LIBOR	1.250	Semi-Annual	12/15/2026	200	(1)	(20)	(21)	0	0
Pay	3‑Month USD‑LIBOR	1.750	Semi-Annual	12/21/2026	3,200	77	(359)	(282)	0	(5)
Receive	3‑Month USD‑LIBOR	1.350	Semi-Annual	01/20/2027	1,200	0	126	126	2	0
Pay	3‑Month USD‑LIBOR	1.550	Semi-Annual	01/20/2027	5,500	(19)	(514)	(533)	0	(7)
Receive	3‑Month USD‑LIBOR	1.360	Semi-Annual	02/15/2027	850	0	89	89	1	0
Pay	3‑Month USD‑LIBOR	1.600	Semi-Annual	02/15/2027	3,400	(12)	(311)	(323)	0	(5)
Receive	3‑Month USD‑LIBOR	1.450	Semi-Annual	02/17/2027	1,400	0	142	142	2	0
Pay	3‑Month USD‑LIBOR	1.700	Semi-Annual	02/17/2027	5,500	(21)	(478)	(499)	0	(8)
Pay	3‑Month USD‑LIBOR	0.500	Semi-Annual	06/16/2028	140	(7)	(17)	(24)	0	0
Receive	3‑Month USD‑LIBOR	1.500	Semi-Annual	12/15/2028	400	2	51	53	1	0
Receive	3‑Month USD‑LIBOR	1.500	Semi-Annual	01/12/2029	908	0	120	120	2	0
Pay	3‑Month USD‑LIBOR	1.700	Semi-Annual	01/12/2029	3,300	(13)	(385)	(398)	0	(6)
Pay	3‑Month USD‑LIBOR	3.000	Semi-Annual	06/19/2029	7,800	630	(1,049)	(419)	0	(17)
Pay	3‑Month USD‑LIBOR	1.250	Semi-Annual	06/17/2030	4,150	186	(898)	(712)	0	(10)
Receive	3‑Month USD‑LIBOR	1.000	Semi-Annual	12/16/2030	627	(15)	139	124	1	0
Receive	3‑Month USD‑LIBOR	1.370	Semi‑Annual	07/19/2031	100	0	18	18	0	0
Receive	3‑Month USD‑LIBOR	1.360	Semi-Annual	07/20/2031	100	0	18	18	0	0
Receive	3‑Month USD‑LIBOR	3.000	Semi-Annual	12/19/2038	5,200	18	495	513	20	0
Receive	3‑Month USD‑LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	28	27	1	0
Receive	3‑Month USD‑LIBOR	1.625	Semi-Annual	01/16/2050	400	0	136	136	2	0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	227	223	3	0
Receive	3‑Month USD‑LIBOR	1.625	Semi-Annual	02/03/2050	400	(2)	138	136	2	0
Receive	3‑Month USD‑LIBOR	1.450	Semi-Annual	04/07/2051	1,300	0	494	494	7	0

						$2,962	$(2,833)	$129	$88	$(91)

Total Swap Agreements						$3,041	$(2,857)	$184	$88	$(91)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$88	$89	$0	$(1)	$(91)	$(92)

Cash of $1,908 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	35

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
GST	ABX.HE.AA.6‑1 Index	0.320%	Monthly	07/25/2045	$1,828	$(364)	$221	$0	$(143)
	ABX.HE.PENAAA.7‑1 Index	0.090	Monthly	08/25/2037	574	(227)	162	0	(65)

Total Swap Agreements						$(591)	$383	$0	$(208)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
GST	$0	$0	$0	$0	$0	$0	$(208)	$(208)	$(208)	$248	$40

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(208)	$(208)

(k)
Securities with an aggregate market value of $248 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	88	88

	$0	$0	$0	$0	$89	$89

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	91	91

	$0	$0	$0	$0	$92	$92

Over the counter
Swap Agreements	$0	$208	$0	$0	$0	$208

	$0	$208	$0	$0	$92	$300

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$20	$0	$0	$(957)	$(937)

Over the counter
Swap Agreements	$0	$50	$0	$0	$0	$50

	$0	$70	$0	$0	$(957)	$(887)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$73	$73
Swap Agreements	0	38	0	0	102	140

	$0	$38	$0	$0	$175	$213

Over the counter
Swap Agreements	$0	$(46)	$0	$0	$0	$(46)

	$0	$(8)	$0	$0	$175	$167

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$11,631	$5,099	$16,730
Corporate Bonds & Notes
Banking & Finance	0	5,711	0	5,711
Industrials	0	11,786	0	11,786
Utilities	0	2,596	0	2,596
Convertible Bonds & Notes
Industrials	0	450	0	450
Municipal Bonds & Notes
Puerto Rico	0	687	0	687
U.S. Government Agencies	0	3,830	0	3,830
Non‑Agency Mortgage-Backed Securities	0	34,243	118	34,361
Asset-Backed Securities	0	49,638	4,075	53,713
Common Stocks
Communication Services	272	0	110	382
Energy	58	0	117	175
Industrials	2	0	2,710	2,712
Utilities	0	0	278	278
Warrants
Information Technology	0	0	881	881
Preferred Securities
Industrials	0	0	494	494

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Real Estate Investment Trusts
Real Estate	$798	$0	$0	$798
Short-Term Instruments
Repurchase Agreements	0	16,497	0	16,497
U.S. Treasury Bills	0	496	0	496

Total Investments	$1,130	$137,565	$13,882	$152,577

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$89	$0	$89

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(92)	0	(92)
Over the counter	0	(208)	0	(208)

	$0	$(300)	$0	$(300)

Total Financial Derivative Instruments	$0	$(211)	$0	$(211)

Totals	$1,130	$137,354	$13,882	$152,366

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	37

Schedule of Investments	PIMCO PCM Fund, Inc.	(Cont.)	December 31, 2022	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$8,086	$219	$(221)	$(66)	$(9)	$(423)	$516	$(3,003)	$5,099	$(24)
Corporate Bonds & Notes
Industrials	3,908	62	0	0	0	(114)	0	(3,856)	0	0
Non‑Agency Mortgage-Backed Securities	0	0	0	0	0	0	118	0	118	0
Asset-Backed Securities	6,695	0	0	11	0	(2,631)	0	0	4,075	(2,631)
Common Stocks
Communication Services	142	0	0	0	0	(32)	0	0	110	(32)
Energy	49	0	0	0	0	68	0	0	117	68
Industrials	2,588	21	0	0	0	103	0	(2)	2,710	103
Materials	68	0	(75)	0	75	(68)	0	0	0	0
Utilities	248	0	0	0	0	30	0	0	278	30
Warrants
Industrials	71	0	(14)	0	14	(71)	0	0	0	0
Information Technology	928	0	0	0	0	(47)	0	0	881	(47)
Preferred Securities
Industrials	4,854	0	(5,265)	0	2,927	(2,022)	0	0	494	(63)

Totals	$27,637	$302	$(5,575)	$(55)	$3,007	$(5,207)	$634	$(6,861)	$13,882	$(2,596)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,344	Discounted Cash Flow	Discount Spread		6.980	—
	3,239	Discounted Cash Flow	Discount Rate		6.180-9.500	6.919
	516	Third Party Vendor	Broker Quote		47.500	—
Non‑Agency Mortgage-Backed Securities	118	Discounted Cash Flow	Discount Rate		11.000	—
Asset‑Backed Securities	4,075	Discounted Cash Flow	Discount Rate		10.000‑22.000	17.686
Common Stocks
Communication Services	110	Reference Instrument	Stock Price W/ Liquidity Discount		10.000	—
Energy	117	Market Comparable Valuation	EBITDA Multiple	X	4.600	—
Industrials	2,323	Market Comparable Valuation / Discounted Cash Flow	Revenue | EBITDA Multiple / Discount Rate	X/%	0.620 | 6.160/10.000	—
	318	Discounted Cash Flow	Discount Rate		11.590	—
	69	Indicative Market Quotation	Price		$7.500	—
Utilities	278	Indicative Market Quotation	Price		$28.000	—
Warrants
Information Technology	881	Market Comparable Valuation	EBITDA Multiple	X	4.500	—
Preferred Securities
Industrials	494	Market Comparable Valuation / Discounted Cash Flow	TBV Multiple/Discount Rate	X/%	0.370/24.820	—

Total	$13,882

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 187.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 24.6%

American Airlines, Inc.
8.993% (LIBOR03M + 4.750%) due 04/20/2028 ~		$300	$299

AmSurg LLC
TBD% due 04/29/2027 µ		185	181

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~		430	389

Carnival Corp.
7.384% (LIBOR01M + 3.000%) due 06/30/2025 ~		395	380

Diamond Sports Group LLC
12.317% due 05/25/2026		1,297	1,232

Envision Healthcare Corp.
12.119% due 04/29/2027		1,015	994
15.744% due 04/28/2028		2,493	2,040
Forbes Energy Services LLC
7.000% due 06/30/2023 «		79	0
11.000% due 06/30/2023 «		1	0

Gateway Casinos & Entertainment Ltd.
12.138% due 10/15/2027		1,112	1,098
12.565% due 10/18/2027	CAD	243	177

Hudson River Trading LLC
7.438% due 03/20/2028		$1,188	1,126

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		658	637

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~		7	5

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		65	35

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	1,000	922

Promotora de Informaciones SA
TBD% due 06/30/2026 «		1,800	1,907

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$6	5

Redstone Holdco 2 LP
9.108% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,236	862

Softbank Vision Fund
5.000% due 12/21/2025 «		843	811

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(b)	EUR	2,439	1,680

Syniverse Holdings, Inc.
11.580% due 05/13/2027		$2,092	1,836

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		1,086	934

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~		692	391
9.938% (LIBOR01M + 5.500%) due 06/26/2026 ~		99	56

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		1,245	968

Windstream Services LLC
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~		234	213

Total Loan Participations and Assignments (Cost $22,775)			19,178

CORPORATE BONDS & NOTES 39.8%

BANKING & FINANCE 10.6%

ADLER Group SA
2.250% due 04/27/2027	EUR	100	38
12.500% due 07/31/2025 «(k)		100	106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ambac Assurance Corp.
5.100% due 12/31/2099 (i)		$13	$17

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	300	276
2.625% due 04/28/2025		739	718
3.625% due 09/24/2024		600	611
5.375% due 01/18/2028 •		100	87
8.000% due 01/22/2030 •		390	366
8.500% due 09/10/2030 •		200	189
10.500% due 07/23/2029		634	630

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	100	25

Corestate Capital Holding SA
3.500% due 04/15/2023 ^(c)	EUR	600	100

Credit Agricole SA
7.875% due 01/23/2024 •(i)(j)		$200	199

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)(m)		200	144

Hestia Re Ltd.
13.840% (T‑BILL 1MO + 9.500%) due 04/22/2025 ~		250	206

Huarong Finance Co. Ltd.
3.875% due 11/13/2029		200	158

Sanders Re Ltd.
16.090% (T‑BILL 3MO + 11.750%) due 04/09/2029 ~		250	237

Uniti Group LP
6.000% due 01/15/2030 (m)		1,127	715
7.875% due 02/15/2025 (m)		1,320	1,281

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		2,706	2,148

			8,251

INDUSTRIALS 24.4%

Altice Financing SA
5.750% due 08/15/2029 (m)		900	710

Carvana Co.
10.250% due 05/01/2030		400	189

CGG SA
7.750% due 04/01/2027	EUR	132	116
8.750% due 04/01/2027 (m)		$1,887	1,511

Community Health Systems, Inc.
8.000% due 03/15/2026 (m)		481	439

DISH DBS Corp.
5.250% due 12/01/2026 (m)		1,800	1,520

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		748	206

Exela Intermediate LLC
11.500% due 07/15/2026		17	3

HCA, Inc.
7.500% due 11/15/2095 (m)		300	323

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (m)		2,525	2,264

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	100	86

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (m)		$1,200	1,021

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		10	12

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2023 (f)(i)		322	1

Oracle Corp.
4.100% due 03/25/2061 (k)(m)		100	70

Sands China Ltd.
4.300% due 01/08/2026		200	185
5.900% due 08/08/2028 (m)		362	339

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		152	135
5.750% due 09/30/2039 (m)		1,677	1,594

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (m)		2,161	475

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		2	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vale SA
3.202% due 12/29/2049 ~(i)	BRL	20,000	$1,413

Viking Cruises Ltd.
13.000% due 05/15/2025 (m)		$1,349	1,425

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)(m)		4,431	4,087

Wynn Macau Ltd.
5.500% due 01/15/2026 (m)		1,000	919

			19,045

UTILITIES 4.8%

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		517	285

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		789	211

Oi SA
10.000% due 07/27/2025		1,300	225

Pacific Gas & Electric Co.
4.200% due 03/01/2029		500	448
4.300% due 03/15/2045 (m)		827	589
4.450% due 04/15/2042 (m)		34	26
4.750% due 02/15/2044 (m)		1,391	1,070
4.950% due 07/01/2050 (m)		182	141

Peru LNG SRL
5.375% due 03/22/2030		200	167

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)		450	457
9.250% due 07/06/2024		142	144

			3,763

Total Corporate Bonds & Notes (Cost $38,362)			31,059

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

DISH Network Corp.
3.375% due 08/15/2026 (m)		600	377

Total Convertible Bonds & Notes (Cost $600)			377

MUNICIPAL BONDS & NOTES 1.2%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		12	12

PUERTO RICO 0.3%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)		421	185
0.000% due 11/01/2051 (f)		192	65

			250

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)		8,800	655

Total Municipal Bonds & Notes (Cost $1,228)			917

U.S. GOVERNMENT AGENCIES 50.0%

Fannie Mae
0.360% due 06/25/2044 •(m)		224	132
1.611% due 11/25/2049 •(a)		113	15
1.661% due 03/25/2037 ~(a)		122	9
1.761% due 11/25/2039 •(a)		119	9
1.911% due 01/25/2038 ~(a)		187	13
1.991% due 03/25/2037 ~(a)		145	11
2.011% due 12/25/2037 •(a)		180	11
2.021% due 06/25/2037 ~(a)		67	4

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	39

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.061% due 04/25/2037 •(a)(m)	$382	$32
2.211% due 11/25/2035 •(a)	32	1
2.411% due 11/25/2036 •(a)(m)	700	70
2.811% due 02/25/2037 •(a)	128	14
3.000% due 04/25/2050 (a)(m)	12,091	1,829
7.000% due 12/25/2023	6	6
7.721% due 06/25/2026 ~	1	1
8.321% due 12/25/2042 ~	32	33
10.139% due 07/25/2029 •(m)	220	240

Freddie Mac
0.700% due 11/25/2055 ~(a)	5,498	352
1.761% due 05/25/2050 ~(a)(m)	1,152	132
2.122% due 03/15/2037 ~(a)(m)	312	25
2.252% due 09/15/2036 •(a)	171	13
2.262% due 09/15/2036 ~(a)(m)	352	31
9.539% due 10/25/2029 •(m)	250	269

Ginnie Mae
1.747% due 12/20/2048 ~(a)	930	67

Ginnie Mae, TBA
3.500% due 02/01/2053	3,300	3,035
4.500% due 01/01/2053	1,600	1,552

Uniform Mortgage-Backed Security
3.500% due 03/01/2048 - 04/01/2048	388	360

Uniform Mortgage-Backed Security, TBA
2.500% due 12/01/2051	150	127
3.000% due 02/01/2053	1,650	1,450
3.500% due 02/01/2049 - 02/01/2053	24,300	22,094
4.000% due 02/01/2053	1,650	1,548
4.500% due 02/01/2053	1,800	1,733
6.000% due 01/01/2053 - 02/01/2053	3,700	3,753

Total U.S. Government Agencies (Cost $39,655)		38,971

NON‑AGENCY MORTGAGE-BACKED SECURITIES 19.3%

Banc of America Funding Trust
2.470% due 03/20/2036 ~	124	112
2.995% due 12/20/2034 ~	192	136
5.846% due 01/25/2037 ^~	98	85

Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	1	1

Bear Stearns Adjustable Rate Mortgage Trust
3.474% due 07/25/2036 ^~	82	72

Bear Stearns ALT‑A Trust
3.137% due 04/25/2035 ~	91	75
3.729% due 09/25/2035 ^~	67	42
3.763% due 11/25/2035 ^~	70	56

Bear Stearns Asset-Backed Securities Trust
9.073% due 03/25/2036 ^•(m)	1,632	956

Bear Stearns Commercial Mortgage Securities Trust
5.109% due 02/11/2041 ~	143	142

Bear Stearns Structured Products, Inc. Trust
3.523% due 01/26/2036 ^~	322	259
5.219% due 12/26/2046 ^~	169	122

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	121	111

CD Mortgage Trust
5.688% due 10/15/2048	67	59

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.689% due 08/25/2035 •	33	30
5.069% due 10/25/2034 ~	2	2

Citigroup Commercial Mortgage Trust
5.447% due 12/10/2049 ~(m)	466	230

Citigroup Mortgage Loan Trust
2.524% due 03/25/2037 ^~	54	51
3.762% due 11/25/2035 ~(m)	1,073	619

Commercial Mortgage Loan Trust
6.480% due 12/10/2049 ~	344	55

Connecticut Avenue Securities Trust
7.028% due 10/25/2041 ~(m)	900	848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
2.761% due 07/25/2036 •(a)	$765	$120
3.173% due 10/25/2035 ^~	76	62
3.435% due 02/25/2037 ^~	70	60
4.739% due 05/25/2036 ^•(m)	1,186	370
4.869% due 12/25/2046 ^•	52	32
5.049% due 10/25/2035 •	429	302
5.500% due 08/25/2034	183	173
5.500% due 02/25/2036 ^	12	8
6.250% due 09/25/2034	29	27
6.500% due 08/25/2036 ^(m)	990	355
7.731% due 07/25/2035 ~(m)	419	394

Countrywide Home Loan Mortgage Pass-Through Trust
2.964% due 10/20/2035 ~	9	8
3.515% due 03/25/2037 ^~	221	170
3.574% due 10/20/2035 ^~	69	62
3.581% due 10/20/2035 ^~	33	31
3.680% due 08/25/2034 ~	11	11
4.869% due 03/25/2036 ~	101	87
5.169% due 02/25/2035 ~	51	42
5.500% due 08/25/2035 ^	12	7

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	104	85

Extended Stay America Trust
8.018% due 07/15/2038 ~(m)	976	919

First Horizon Alternative Mortgage Securities Trust
3.991% due 11/25/2036 ^~	158	114

First Horizon Mortgage Pass-Through Trust
3.803% due 01/25/2037 ^~	193	122

Freddie Mac
11.428% due 10/25/2041 ~(m)	1,200	1,026

GSR Mortgage Loan Trust
3.344% due 04/25/2035 ~	78	72

HarborView Mortgage Loan Trust
3.205% due 11/19/2034 ~	52	45
3.321% due 08/19/2036 ^~	2	2
3.720% due 02/25/2036 ^~	15	5
4.939% due 04/19/2034 •	4	4

HSI Asset Loan Obligation Trust
3.812% due 01/25/2037 ^~	114	80

IndyMac INDX Mortgage Loan Trust
2.887% due 06/25/2037 ^~	285	255
4.929% due 06/25/2037 ^~	472	515
4.949% due 03/25/2035 ~	4	4

JP Morgan Mortgage Trust
3.461% due 04/25/2037 ^~	221	168
5.500% due 01/25/2036 ^	25	13

MASTR Adjustable Rate Mortgages Trust
3.365% due 10/25/2034 ~	59	53
3.601% due 11/25/2035 ^~	332	213

Merrill Lynch Alternative Note Asset Trust
4.529% due 01/25/2037 ~	633	200

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
4.929% due 07/25/2036 •	175	71

RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~(m)	923	710

Residential Accredit Loans, Inc. Trust
4.131% due 12/26/2034 ^~	71	61
4.642% due 01/25/2036 ^~	348	272
6.000% due 09/25/2035 ^	261	96
6.000% due 08/25/2036 ^	110	86

Structured Adjustable Rate Mortgage Loan Trust
3.330% due 04/25/2036 ^~	161	100
3.448% due 05/25/2035 ^~(m)	746	569
3.637% due 09/25/2035 ~	37	27
3.637% due 09/25/2036 ^~	132	89
3.694% due 01/25/2036 ^~	199	125

Structured Asset Mortgage Investments Trust
4.849% due 02/25/2036 •(m)	161	133
4.949% due 02/25/2036 ^•	108	84

SunTrust Adjustable Rate Mortgage Loan Trust
3.504% due 01/25/2037 ^~	34	26

Tharaldson Hotel Portfolio Trust
7.698% due 11/11/2034 ~(m)	1,205	1,129

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
3.372% due 12/25/2036 ^~(m)		$178	$158
3.864% due 07/25/2037 ^~		48	44

Wells Fargo Commercial Mortgage Trust
4.928% due 12/15/2039 ~(m)		1,065	922

Wells Fargo‑RBS Commercial Mortgage Trust
0.241% due 12/15/2046 ~(a)(m)		30,000	72

Total Non‑Agency Mortgage-Backed Securities (Cost $16,926)			15,053

ASSET-BACKED SECURITIES 9.1%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	70

Apidos CLO
0.000% due 07/22/2026 ~		$500	0

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,000	614

Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^		$519	238

Belle Haven ABS CDO Ltd.
3.998% due 07/05/2046 ~		34,966	258

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	213

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	510

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	285
0.000% due 01/25/2032 ~		300	101

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$600	273

Carrington Mortgage Loan Trust
4.539% due 08/25/2036 •		39	36

Citigroup Mortgage Loan Trust
4.549% due 01/25/2037 •		129	44

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		365	118

Countrywide Asset-Backed Certificates
5.489% due 09/25/2034 ~		26	24

Lehman XS Trust
4.325% due 05/25/2037 ^þ		25	24

Marlette Funding Trust
0.000% due 12/15/2028 «(f)		2	153
0.000% due 04/16/2029 «(f)		2	102
0.000% due 07/16/2029 «(f)		2	179

Morgan Stanley ABS Capital, Inc. Trust
4.449% due 05/25/2037 ~		53	46

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	329
0.000% due 10/15/2048 «(f)		2	486
0.000% due 02/16/2055 «(f)		0	279

Soundview Home Loan Trust
4.509% due 11/25/2036 •		156	45

South Coast Funding Ltd.
0.476% due 01/06/2041 ~		377	73
0.476% due 01/06/2041 •		15	3
0.476% due 01/06/2041 ~(m)		11,064	2,146

Structured Asset Securities Corp. Mortgage Loan Trust
4.839% due 06/25/2035 •		22	22

Symphony CLO Ltd.
8.611% due 07/14/2026 •		400	381

Washington Mutual Asset-Backed Certificates Trust
3.816% due 10/25/2036 •		81	31

Total Asset-Backed Securities (Cost $18,454)			7,083

SOVEREIGN ISSUES 2.6%

Argentina Government International Bond
0.500% due 07/09/2030 þ		512	118
1.000% due 07/09/2029		97	26
1.400% due 03/25/2023	ARS	21,689	66
1.500% due 07/09/2035 þ		$563	128
3.500% due 07/09/2041 þ(m)		905	259

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 01/09/2038 þ(m)		$1,597	$509
15.500% due 10/17/2026	ARS	8,480	7

Autonomous City of Buenos Aires
72.986% (BADLARPP + 3.750%) due 02/22/2028 ~		449	1

Provincia de Buenos Aires
72.913% due 04/12/2025		79,631	220

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	73	73
3.900% due 01/30/2033		162	166
4.000% due 01/30/2037		127	128
4.200% due 01/30/2042		159	169

Russia Government International Bond
5.625% due 04/04/2042 ^(c)		$200	127

Ukraine Government International Bond
4.375% due 01/27/2032 ^(c)	EUR	89	18

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$4	0
9.250% due 09/15/2027 ^(c)		62	6

Total Sovereign Issues (Cost $4,244)			2,021

		SHARES
COMMON STOCKS 2.6%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (d)		97,913	103

iHeartMedia, Inc. ‘A’ (d)		22,927	141

iHeartMedia, Inc. ‘B’ «(d)		17,837	98

			342

ENERGY 0.2%

Axis Energy Services ‘A’ «(d)(k)		514	18

Noble Corp. PLC (d)		2,588	97

			115

FINANCIALS 1.4%

Banca Monte dei Paschi di Siena SpA (d)		123,500	254

Intelsat SA «(d)(k)		34,279	823

			1,077

INDUSTRIALS 0.6%

Neiman Marcus Group Ltd. LLC «(d)(k)		516	91

	SHARES	MARKET VALUE (000S)

Sierra Hamilton Holder LLC «(d)(k)	100,456	$0

Syniverse Holdings, Inc. «(k)	308,008	296

Voyager Aviation Holdings LLC «(d)	377	0

Westmoreland Mining Holdings «(d)(k)	13,224	99

		486

Total Common Stocks (Cost $4,835)		2,020

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	3,671	25

Total Rights (Cost $0)		25

WARRANTS 1.4%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	236	1

Intelsat Jackson Holdings SA ‑ Exp. 12/05/2025 «	3,580	27

		28

INFORMATION TECHNOLOGY 1.4%

Windstream Holdings LLC - Exp. 9/21/2055 «	52,536	1,063

Total Warrants (Cost $1,166)		1,091

PREFERRED SECURITIES 5.0%

BANKING & FINANCE 4.2%

AGFC Capital Trust
5.829% (US0003M + 1.750%) due 01/15/2067 ~(m)	1,000,000	561

Charles Schwab Corp.
4.000% due 12/01/2030 •(i)	200,000	159

OCP CLO Ltd.
0.000% due 04/26/2028 (f)	1,400	637

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	1,890,000	1,946

		3,303

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.8%

Voyager Aviation Holdings LLC «		2,260	$606

Total Preferred Securities (Cost $5,294)			3,909

REAL ESTATE INVESTMENT TRUSTS 0.4%

REAL ESTATE 0.4%

CBL & Associates Properties, Inc.		2,842	65

Uniti Group, Inc.		44,060	244

Total Real Estate Investment Trusts (Cost $318)			309

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 31.4%

REPURCHASE AGREEMENTS (l) 28.6%
			22,300

ARGENTINA TREASURY BILLS 0.1%
20.541% due 05/19/2023 (f)(g)(h)	ARS	19,411	59

U.S. TREASURY BILLS 2.7%
3.633% due 01/05/2023 - 03/23/2023 (e)(f)(p)		$2,071	2,067

Total Short-Term Instruments (Cost $24,434)			24,426

Total Investments in Securities (Cost $178,291)			146,439

Total Investments 187.9% (Cost $178,291)			$146,439

Financial Derivative Instruments (n)(o) 6.7% (Cost or Premiums, net $(664))			5,212

Other Assets and Liabilities, net (94.6)%			(73,737)

Net Assets 100.0%			$77,914

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in‑kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	41

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
ADLER Group SA 12.500% due 07/31/2025	12/22/2022	$106	$106	0.14%
Axis Energy Services ‘A’	07/01/2021	7	18	0.02
Intelsat SA	06/19/2017 - 02/23/2022	2,403	823	1.05
Neiman Marcus Group Ltd. LLC	09/25/2020	0	91	0.12
Oracle Corp. 4.100% due 03/25/2061	08/02/2021	114	70	0.09
Sierra Hamilton Holder LLC	07/31/2017	26	0	0.00
Syniverse Holdings, Inc.	05/12/2022 ‑ 11/30/2022	302	296	0.38
Westmoreland Mining Holdings	12/08/2014 - 08/05/2016	370	99	0.13

		$3,328	$1,503	1.93%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.310%	12/30/2022	01/03/2023	$22,300	U.S. Treasury Inflation Protected Securities 0.250% due 02/15/2050	$(22,638)	$22,300	$22,311

Total Repurchase Agreements						$(22,638)	$22,300	$22,311

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	3.640%	08/12/2022	02/13/2023			$(2,069)	$(2,099)
	3.810	08/31/2022	03/01/2023			(209)	(212)
	3.935	09/01/2022	03/01/2023			(433)	(439)
	3.935	10/07/2022	03/01/2023			(118)	(119)
	4.250	10/05/2022	01/09/2023			(130)	(131)
	4.300	10/05/2022	01/09/2023			(74)	(75)
	4.400	10/28/2022	01/31/2023			(237)	(238)
	4.620	09/23/2022	03/23/2023			(712)	(721)
	4.700	10/05/2022	01/09/2023			(510)	(516)
	4.720	10/28/2022	01/31/2023			(740)	(747)
	4.800	10/06/2022	01/06/2023			(569)	(575)
	4.800	10/11/2022	04/11/2023			(3,306)	(3,343)
	4.850	10/17/2022	02/17/2023			(587)	(593)
	4.950	10/05/2022	01/09/2023			(184)	(186)
	5.000	10/06/2022	01/06/2023			(763)	(773)
	5.450	12/08/2022	04/06/2023			(331)	(332)
BRC	4.860	10/11/2022	01/11/2023			(597)	(604)
	4.980	10/17/2022	01/17/2023			(217)	(219)
	5.330	10/27/2022	01/30/2023			(2,221)	(2,244)
	5.370	11/10/2022	02/10/2023			(786)	(792)
CDC	3.270	11/10/2022	01/09/2023			(135)	(136)
	4.450	10/31/2022	01/30/2023			(57)	(58)
	4.680	11/14/2022	02/13/2023			(550)	(554)
	4.730	10/31/2022	01/30/2023			(1,395)	(1,407)
CIB	4.320	10/11/2022	01/11/2023			(244)	(247)
DBL	(2.750)	06/07/2022	TBD	(3)	EUR	(167)	(175)
	0.130	07/08/2022	TBD	(3)		(104)	(112)
	5.787	12/12/2022	02/10/2023			$(1,439)	(1,444)
JML	1.000	09/14/2022	TBD	(3)	EUR	(70)	(74)
	1.000	09/19/2022	TBD	(3)		(157)	(167)
	1.500	09/14/2022	TBD	(3)		(169)	(181)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.500%	10/14/2022	TBD	(3)	EUR	(288)	$(308)
	2.050	09/14/2022	TBD	(3)		(457)	(490)
	2.050	10/14/2022	TBD	(3)		(337)	(361)
	2.120	11/04/2022	02/07/2023			(1,507)	(1,619)
	4.500	12/16/2022	02/03/2023			$(397)	(398)
	4.700	12/16/2022	02/03/2023			(482)	(483)
	4.750	12/16/2022	02/03/2023			(856)	(858)
JPS	5.018	11/04/2022	02/01/2023			(852)	(859)
MEI	4.770	10/24/2022	01/27/2023			(659)	(665)
NOM	4.900	11/18/2022	01/18/2023			(331)	(333)
	5.000	12/16/2022	TBD	(3)		(345)	(346)
RBC	5.250	10/11/2022	02/13/2023			(750)	(757)
RCY	4.710	10/18/2022	02/17/2023			(1,698)	(1,715)
RDR	4.430	10/26/2022	01/30/2023			(818)	(825)
	4.500	10/31/2022	01/30/2023			(861)	(868)
	4.600	11/04/2022	02/03/2023			(227)	(229)
	4.700	10/26/2022	01/30/2023			(130)	(131)
SOG	3.980	09/12/2022	01/12/2023			(143)	(145)
	4.640	10/14/2022	02/14/2023			(401)	(405)
	4.710	11/04/2022	02/06/2023			(114)	(115)
	4.820	10/20/2022	02/21/2023			(509)	(514)
	5.020	11/10/2022	03/10/2023			(251)	(252)
UBS	3.920	08/24/2022	02/24/2023			(1,400)	(1,420)
	4.220	09/19/2022	01/19/2023			(118)	(120)
	4.380	10/03/2022	02/03/2023			(428)	(433)
	4.590	10/14/2022	01/17/2023			(717)	(725)
	4.590	11/07/2022	01/09/2023			(134)	(135)
	4.790	10/25/2022	01/30/2023			(129)	(130)
	4.840	11/02/2022	02/03/2023			(1,334)	(1,345)

Total Reverse Repurchase Agreements							$(36,497)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	01/01/2053	$800	$(647)	$(651)
Uniform Mortgage-Backed Security, TBA	3.500	01/01/2053	500	(462)	(454)

Total Short Sales (1.4)%				$(1,109)	$(1,105)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$22,311	$(11,099)	$0	$11,212	$(9,123)	$2,089
BRC	0	(3,859)	0	(3,859)	4,803	944
CDC	0	(2,155)	0	(2,155)	2,436	281
CIB	0	(247)	0	(247)	280	33
DBL	0	(1,731)	0	(1,731)	2,424	693
JML	0	(4,939)	0	(4,939)	4,847	(92)
JPS	0	(859)	0	(859)	1,129	270
MEI	0	(665)	0	(665)	791	126
NOM	0	(679)	0	(679)	742	63
RBC	0	(757)	0	(757)	919	162
RCY	0	(1,715)	0	(1,715)	1,961	246
RDR	0	(2,053)	0	(2,053)	2,342	289
SOG	0	(1,431)	0	(1,431)	1,728	297
UBS	0	(4,308)	0	(4,308)	5,169	861

Total Borrowings and Other Financing Transactions	$22,311	$(36,497)	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	43

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(5,883)	$(10,372)	$(5,037)	$(21,292)
Convertible Bonds & Notes	0	0	0	(346)	(346)
U.S. Government Agencies	0	(625)	(1,715)	0	(2,340)
Non‑Agency Mortgage-Backed Securities	0	(4,739)	(2,409)	(332)	(7,480)
Asset-Backed Securities	0	0	(1,444)	0	(1,444)
Sovereign Issues	0	0	(1,341)	(175)	(1,516)
Preferred Securities	0	0	(2,079)	0	(2,079)

Total Borrowings	$0	$(11,247)	$(19,360)	$(5,890)	$(36,497)

Payable for reverse repurchase agreements					$(36,497)

(m)	Securities with an aggregate market value of $42,599 and cash of $960 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(44,534) at a weighted average interest rate of 2.965%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME E‑mini S&P 500 January 2023 Futures	$3,720.000	01/20/2023	186	$9	$376	$270

Total Purchased Options					$376	$270

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME E‑mini S&P 500 January 2023 Futures	$3,920.000	01/20/2023	186	$9	$(927)	$(446)

Total Written Options					$(927)	$(446)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E‑Mini S&P 500 Index March Futures	03/2023	204	$39,382	$(1,397)	$0	$(110)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3‑Month SOFR Active Contract December Futures	03/2024	5	$(1,193)	$23	$1	$0
3‑Month SOFR Active Contract December Futures	03/2025	1	(242)	3	0	0
3‑Month SOFR Active Contract December Futures	03/2026	1	(242)	3	0	0
3‑Month SOFR Active Contract June Futures	09/2024	2	(481)	7	0	0
3‑Month SOFR Active Contract June Futures	09/2025	2	(484)	5	0	(1)
3‑Month SOFR Active Contract March Futures	06/2024	4	(959)	16	0	0

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3‑Month SOFR Active Contract March Futures	06/2025	2	$(484)	$5	$0	$0
3‑Month SOFR Active Contract March Futures	06/2026	1	(242)	2	0	0
3‑Month SOFR Active Contract September Futures	12/2024	2	(483)	6	0	0
3‑Month SOFR Active Contract September Futures	12/2025	1	(242)	3	0	0

				$73	$1	$(1)

Total Futures Contracts				$(1,324)	$1	$(111)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2027	1.357%	$	100	$(6)	$5	$(1)	$0	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	4.245		200	(25)	31	6	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	3.169		800	84	(28)	56	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.767	EUR	700	(128)	92	(36)	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.993		1,300	(102)	16	(86)	0	(1)

							$(177)	$116	$(61)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750%	Annual	09/21/2052	GBP	600	$123	$237	$360	$1	$0
Receive	1‑Day USD‑Federal Funds Rate Compounded‑OIS	0.100	Annual	01/13/2023		$3,500	0	64	64	2	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450	Annual	12/20/2024		3,700	0	55	55	2	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025		1,900	0	28	28	1	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.300	Annual	01/17/2026		300	0	7	7	0	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.000	Annual	06/15/2027		25,500	(1,032)	(2,125)	(3,157)	0	(53)
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2029		340	(36)	(3)	(39)	0	(1)
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2032		220	(9)	(24)	(33)	0	(1)
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.500	Annual	06/15/2052		5,400	468	1,300	1,768	20	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2052		6,000	713	964	1,677	24	0
Receive	1‑Year BRL‑CDI	6.170	Maturity	01/02/2023	BRL	21,800	209	(1)	208	0	0
Receive	1‑Year BRL‑CDI	12.670	Maturity	01/02/2023		800	0	0	0	0	0
Receive	1‑Year BRL‑CDI	12.690	Maturity	01/02/2023		500	0	0	0	0	0
Receive	1‑Year BRL‑CDI	12.740	Maturity	01/02/2023		1,300	0	1	1	0	0
Receive	1‑Year BRL‑CDI	12.750	Maturity	01/02/2023		700	0	0	0	0	0
Receive	1‑Year BRL‑CDI	12.760	Maturity	01/02/2023		1,200	0	1	1	0	0
Receive	1‑Year BRL‑CDI	12.900	Maturity	01/02/2023		2,700	0	1	1	0	0
Receive	1‑Year BRL‑CDI	12.930	Maturity	01/02/2023		300	0	0	0	0	0
Receive	1‑Year BRL‑CDI	12.939	Maturity	01/02/2023		1,400	0	0	0	0	0
Receive	1‑Year BRL‑CDI	12.946	Maturity	01/02/2023		3,400	0	1	1	0	0
Receive	1‑Year BRL‑CDI	12.960	Maturity	01/02/2023		2,700	0	0	0	0	0
Receive	1‑Year BRL‑CDI	12.970	Maturity	01/02/2023		4,500	0	1	1	0	0
Pay	1‑Year BRL‑CDI	11.140	Maturity	01/02/2025		300	0	(2)	(2)	0	0
Pay	1‑Year BRL‑CDI	11.160	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1‑Year BRL‑CDI	11.350	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1‑Year BRL‑CDI	12.000	Maturity	01/02/2025		600	0	(2)	(2)	0	0
Pay	1‑Year BRL‑CDI	12.080	Maturity	01/02/2025		1,000	0	(3)	(3)	0	0
Pay	1‑Year BRL‑CDI	12.140	Maturity	01/02/2025		500	0	(1)	(1)	0	0
Pay	1‑Year BRL‑CDI	12.145	Maturity	01/02/2025		500	0	(1)	(1)	0	0
Pay	1‑Year BRL‑CDI	12.160	Maturity	01/02/2025		1,000	0	(2)	(2)	0	0
Pay	1‑Year BRL‑CDI	11.220	Maturity	01/04/2027		300	0	(2)	(2)	0	0
Pay	1‑Year BRL‑CDI	11.245	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1‑Year BRL‑CDI	11.260	Maturity	01/04/2027		100	0	(1)	(1)	0	0
Pay	1‑Year BRL‑CDI	11.700	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1‑Year BRL‑CDI	11.715	Maturity	01/04/2027		300	0	(1)	(1)	0	0
Pay	1‑Year BRL‑CDI	11.870	Maturity	01/04/2027		800	0	(3)	(3)	0	0
Pay	3‑Month CAD‑Bank Bill	3.300	Semi‑Annual	06/19/2024	CAD	4,900	369	(445)	(76)	0	(1)
Receive	3‑Month CAD‑Bank Bill	3.500	Semi-Annual	06/20/2044		600	(107)	132	25	3	0
Receive	3‑Month USD‑LIBOR	0.250	Semi-Annual	06/16/2024		$3,000	8	198	206	4	0
Receive	3‑Month USD‑LIBOR	3.000	Semi-Annual	06/19/2024		4,400	(73)	200	127	4	0
Receive	3‑Month USD‑LIBOR	1.500	Semi-Annual	12/15/2028		1,250	(15)	179	164	3	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	45

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3‑Month USD‑LIBOR	1.750%	Semi‑Annual	01/15/2030		$600	$(7)	$86	$79	$1	$0
Receive	3‑Month USD‑LIBOR	2.000	Semi-Annual	02/12/2030		4,400	(78)	590	512	9	0
Receive	3‑Month USD‑LIBOR	2.000	Semi-Annual	03/10/2030		500	0	58	58	1	0
Receive	3‑Month USD‑LIBOR	1.000	Semi-Annual	12/16/2030		400	(15)	94	79	1	0
Pay	3‑Month USD‑LIBOR	0.750	Semi-Annual	06/16/2031		2,229	(211)	(292)	(503)	0	(5)
Pay	3‑Month USD‑LIBOR	3.000	Semi-Annual	12/19/2048		1,900	(6)	(189)	(195)	0	(10)
Pay	6‑Month EUR‑EURIBOR	0.650	Annual	02/26/2029	EUR	6,100	6	(906)	(900)	0	(19)
Receive	6‑Month EUR‑EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	322	304	5	0
Receive	6‑Month EUR‑EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	775	643	10	0
Receive	6‑Month EUR‑EURIBOR	0.250	Annual	09/21/2032		800	72	141	213	4	0
Receive	6‑Month EUR‑EURIBOR	1.250	Annual	08/19/2049		2,700	11	724	735	24	0
Pay	6‑Month EUR‑EURIBOR	0.250	Annual	03/18/2050		400	48	(240)	(192)	0	(3)
Pay	6‑Month EUR‑EURIBOR	0.500	Annual	06/17/2050		1,000	171	(597)	(426)	0	(8)
Receive(5)	6‑Month EUR‑EURIBOR	0.830	Annual	12/09/2052		1,300	4	38	42	2	0
Pay	28‑Day MXN‑TIIE	4.550	Lunar	02/27/2023	MXN	18,200	2	(16)	(14)	0	(1)
Pay	28‑Day MXN‑TIIE	4.500	Lunar	03/03/2023		10,700	0	(8)	(8)	0	0
Receive	28‑Day MXN‑TIIE	8.675	Lunar	04/03/2024		2,700	0	3	3	0	0
Receive	28‑Day MXN‑TIIE	8.660	Lunar	04/04/2024		1,100	0	1	1	0	0
Receive	28‑Day MXN‑TIIE	8.750	Lunar	04/05/2024		1,000	0	1	1	0	0
Receive	28‑Day MXN‑TIIE	8.410	Lunar	03/31/2027		300	0	0	0	0	0
Receive	28‑Day MXN‑TIIE	8.730	Lunar	04/06/2027		400	0	0	0	0	0
Receive	28‑Day MXN‑TIIE	7.495	Lunar	01/14/2032		200	1	0	1	0	0
Receive	28‑Day MXN‑TIIE	7.498	Lunar	01/15/2032		800	3	0	3	0	0
Receive	28‑Day MXN‑TIIE	8.732	Lunar	03/30/2032		200	0	0	0	0	0
Receive	28‑Day MXN‑TIIE	8.701	Lunar	03/31/2032		500	0	0	0	0	0

							$469	$1,335	$1,804	$121	$(102)

Total Swap Agreements							$292	$1,451	$1,743	$121	$(103)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$270	$1	$121	$392	$(446)	$(111)	$(103)	$(660)

Cash of $4,165 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	02/2023		$239	JPY	32,300	$8	$0

BOA	01/2023	EUR	586		$620	0	(7)
	02/2023	CHF	66		70	0	(2)
	02/2023	JPY	57,800		428	0	(15)
	02/2023	PEN	200		51	0	(1)
	02/2023		$179	NOK	1,779	3	0
	03/2023	TWD	1,973		$67	2	0

BPS	02/2023		$46	IDR	727,346	0	0
	02/2023		40	ZAR	721	2	0

BRC	02/2023	CHF	34		$36	0	(1)

CBK	01/2023	EUR	461		491	0	(3)
	01/2023		$1,491	BRL	7,823	0	(9)
	01/2023		9	CLP	8,589	1	0
	01/2023		147	EUR	138	1	0
	01/2023		45	PEN	181	3	0
	02/2023	BRL	8,538		$1,582	0	(26)
	03/2023	MXN	20,328		1,033	6	(2)
	04/2023	PEN	1,822		455	0	(20)
	04/2023		$84	PEN	332	3	0
	05/2023	PEN	225		$57	0	(2)

GLM	01/2023	BRL	7,823		1,468	0	(14)
	03/2023		$986	MXN	20,274	40	0
	04/2023		1,442	BRL	7,823	14	0
	05/2023		440	PEN	1,760	18	0

JPM	02/2023	TWD	2,491		$82	1	0
	02/2023		$80	IDR	1,256,306	1	0
	03/2023	IDR	2,082,099		$133	0	(1)

MBC	01/2023	CAD	204		152	1	0
	01/2023	EUR	5,170		5,418	0	(118)
	01/2023	GBP	180		219	2	0
	01/2023		$7	AUD	10	0	0
	01/2023		197	EUR	187	3	0
	01/2023		215	GBP	176	0	(3)
	03/2023	IDR	1,263,728		$81	0	0
	03/2023	TWD	2,707		92	3	0

MYI	01/2023		$218	AUD	324	3	0
	02/2023	TWD	4,605		$151	1	0
	02/2023		$108	JPY	14,200	1	0
	03/2023	IDR	1,780,585		$114	0	(1)
	03/2023	TWD	2,444		83	3	0

RBC	01/2023		$3	AUD	4	0	0
	02/2023		272	NOK	2,713	5	0

SCX	01/2023		79	EUR	74	1	0
	02/2023		84	IDR	1,321,919	1	0

UAG	01/2023	GBP	78		$97	2	0
	01/2023		$40	ZAR	722	2	0
	02/2023		124	IDR	1,961,922	2	0

Total Forward Foreign Currency Contracts						$133	$(225)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033	6.250%	Monthly	07/25/2033	$	103	$0	$1	$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	47

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
GST	ABX.HE.AA.6‑1 Index	0.320%	Monthly	07/25/2045	$	812	$(162)	$98	$0	$(64)
	ABX.HE.PENAAA.7‑1 Index	0.090	Monthly	08/25/2037		612	(243)	174	0	(69)

							$(405)	$272	$0	$(133)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	NDDUEAFE Index	9	4.280% (1‑Month USD‑LIBOR less a specified spread)	Monthly	05/10/2023	$59	$0	$0	$0	$0

MYI	Receive	NDDUEAFE Index	32	4.330% (1‑Month USD‑LIBOR plus a specified spread)	Monthly	05/24/2023	211	0	(1)	0	(1)
	Receive	NDDUEAFE Index	5,867	4.310% (1‑Month USD‑LIBOR less a specified spread)	Maturity	11/15/2023	32,652	0	5,705	5,705	0

								$0	$5,704	$5,705	$(1)

Total Swap Agreements								$(405)	$5,977	$5,706	$(134)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$8	$0	$0	$8	$0	$0	$0	$0	$8	$0	$8
BOA	5	0	1	6	(25)	0	0	(25)	(19)	0	(19)
BPS	2	0	0	2	0	0	0	0	2	0	2
BRC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
CBK	14	0	0	14	(62)	0	0	(62)	(48)	0	(48)
GLM	72	0	0	72	(14)	0	0	(14)	58	0	58
GST	0	0	0	0	0	0	(133)	(133)	(133)	220	87
JPM	2	0	0	2	(1)	0	0	(1)	1	0	1
MBC	9	0	0	9	(121)	0	0	(121)	(112)	0	(112)
MYI	8	0	5,705	5,713	(1)	0	(1)	(2)	5,711	(5,740)	(29)
RBC	5	0	0	5	0	0	0	0	5	0	5
SCX	2	0	0	2	0	0	0	0	2	0	2
UAG	6	0	0	6	0	0	0	0	6	0	6

Total Over the Counter	$133	$0	$5,706	$5,839	$(225)	$0	$(134)	$(359)

(p)
Securities with an aggregate market value of $220 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$270	$0	$0	$270
Futures	0	0	0	0	1	1
Swap Agreements	0	0	0	0	121	121

	$0	$0	$270	$0	$122	$392

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$133	$0	$133
Swap Agreements	0	1	5,705	0	0	5,706

	$0	$1	$5,705	$133	$0	$5,839

	$0	$1	$5,975	$133	$122	$6,231

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$446	$0	$0	$446
Futures	0	0	110	0	1	111
Swap Agreements	0	1	0	0	102	103

	$0	$1	$556	$0	$103	$660

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$225	$0	$225
Swap Agreements	0	133	1	0	0	134

	$0	$133	$1	$225	$0	$359

	$0	$134	$557	$225	$103	$1,019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,510)	$0	$0	$(1,510)
Written Options	0	0	(1,517)	0	0	(1,517)
Futures	0	0	753	0	0	753
Swap Agreements	0	36	0	0	(1)	35

	$0	$36	$(2,274)	$0	$(1)	$(2,239)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$183	$0	$183
Swap Agreements	0	30	(11,194)	0	0	(11,164)

	$0	$30	$(11,194)	$183	$0	$(10,981)

	$0	$66	$(13,468)	$183	$(1)	$(13,220)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$418	$0	$0	$418
Written Options	0	0	847	0	0	847
Futures	0	0	(516)	0	73	(443)
Swap Agreements	0	194	0	0	698	892

	$0	$194	$749	$0	$771	$1,714

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(140)	$0	$(140)
Swap Agreements	0	(23)	12,667	0	0	12,644

	$0	$(23)	$12,667	$(140)	$0	$12,504

	$0	$171	$13,416	$(140)	$771	$14,218

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	49

Schedule of Investments	PIMCO Global StocksPLUS® & Income Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$15,538	$3,640	$19,178
Corporate Bonds & Notes
Banking & Finance	0	8,145	106	8,251
Industrials	0	19,045	0	19,045
Utilities	0	3,763	0	3,763
Convertible Bonds & Notes
Industrials	0	377	0	377
Municipal Bonds & Notes
Illinois	0	12	0	12
Puerto Rico	0	250	0	250
West Virginia	0	655	0	655
U.S. Government Agencies	0	38,971	0	38,971
Non‑Agency Mortgage-Backed Securities	0	15,053	0	15,053
Asset-Backed Securities	0	5,555	1,528	7,083
Sovereign Issues	0	2,021	0	2,021
Common Stocks
Communication Services	244	0	98	342
Energy	97	0	18	115
Financials	254	0	823	1,077
Industrials	0	0	486	486
Rights
Financials	0	0	25	25
Warrants
Financials	0	0	28	28
Information Technology	0	0	1,063	1,063
Preferred Securities
Banking & Finance	0	3,303	0	3,303
Industrials	0	0	606	606

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Real Estate Investment Trusts
Real Estate	$309	$0	$0	$309
Short-Term Instruments
Repurchase Agreements	0	22,300	0	22,300
Argentina Treasury Bills	0	59	0	59
U.S. Treasury Bills	0	2,067	0	2,067

Total Investments	$904	$137,114	$8,421	$146,439

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,105)	$0	$(1,105)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	270	122	0	392
Over the counter	0	5,839	0	5,839

	$270	$5,961	$0	$6,231

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(556)	(104)	0	(660)
Over the counter	0	(359)	0	(359)

	$(556)	$(463)	$0	$(1,019)

Total Financial Derivative Instruments	$(286)	$5,498	$0	$5,212

Totals	$618	$141,507	$8,421	$150,546

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$6,807	$1,074	$(182)	$(9)	$(10)	$(138)	$0	$(3,902)	$3,640	$58
Corporate Bonds & Notes
Banking & Finance	1,226	106	(1,188)	0	88	(126)	0	0	106	0
Industrials	5,751	95	0	11	0	(326)	0	(5,531)	0	0
Asset-Backed Securities	3,532	0	(1,629)	0	(60)	(315)	0	0	1,528	(399)
Common Stocks
Communication Services	126	0	0	0	0	(28)	0	0	98	(28)
Energy	8	0	0	0	0	10	0	0	18	10
Financials	960	0	0	0	0	(137)	0	0	823	(137)
Industrials	372	20	0	0	0	94	0	0	486	94
Materials	23	0	(25)	0	25	(23)	0	0	0	0
Rights
Financials	17	0	0	0	0	8	0	0	25	8
Warrants
Financials	19	0	0	0	0	9	0	0	28	9
Industrials	72	0	(15)	0	15	(72)	0	0	0	0
Information Technology	1,120	0	0	0	0	(57)	0	0	1,063	(57)
Preferred Securities
Industrials	5,079	0	(5,386)	0	2,994	(2,081)	0	0	606	(77)

Totals	$25,112	$1,295	$(8,425)	$2	$3,052	$(3,182)	$0	$(9,433)	$8,421	$(519)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$811	Discounted Cash Flow	Discount Rate		9.500	—
	922	Discounted Cash Flow	Discount Spread		9.080	—
	1,907	Third Party Vendor	Broker Quote		99.000	—
Corporate Bonds & Notes
Banking & Finance	106	Proxy Pricing	Base Price		100.000	—
Asset‑Backed Securities	1,528	Discounted Cash Flow	Discount Rate		10.000-14.000	11.264
Common Stocks
Communication Services	98	Reference Instrument	Stock Price W/Liquidity Discount		10.000	—
Energy	18	Market Comparable Valuation	EBITDA Multiple	X	4.600	—
Financials	823	Indicative Market Quotation	Price	$	24.000	—
Industrials	91	Market Comparable Valuation / Discounted Cash Flow	Revenue | EBITDA Multiple / Discount Rate	X/%	0.620|6.160/10.000	—
	296	Discounted Cash Flow	Discount Rate		11.590	—
	99	Indicative Market Quotation	Price	$	7.500	—
Rights
Financials	25	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	1	Indicative Market Quotation	Price	$	2.000-3.500	3.305
	27	Other Valuation Techniques(2)	—		—	—
Information Technology	1,063	Market Comparable Valuation	EBITDA Multiple	X	4.500	—
Preferred Securities
Industrials	606	Market Comparable Valuation / Discounted Cash Flow	TBV Multiple/Discount Rate	X/%	0.370/24.820	—

Total	$8,421

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	51

Schedule of Investments	PIMCO Strategic Income Fund, Inc.

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 181.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 17.6%

Altar Bidco, Inc.
10.512% due 02/01/2030		$700	$601

AmSurg LLC
TBD% due 04/29/2027 µ		523	512

Envision Healthcare Corp.
12.119% due 04/29/2027		2,877	2,816
15.744% due 04/28/2028		6,724	5,502

Forbes Energy Services LLC
7.000% due 06/30/2023 «		65	0
11.000% due 06/30/2023 «		1	0

Gateway Casinos & Entertainment Ltd.
12.138% due 10/15/2027		2,673	2,639
12.565% due 10/18/2027	CAD	583	425

Instant Brands Holdings, Inc.
9.735% (LIBOR03M + 5.000%) due 04/12/2028 ~		$2,555	1,727

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		1,286	1,244

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~		28	18

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		190	102

NAC Aviation 29 DAC
4.008% due 03/31/2026		453	380

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	2,400	2,214

Promotora de Informaciones SA
6.708% (EUR003M + 5.250%) due 12/31/2026 «~		3,792	3,491
8.000% (EUR003M + 8.000%) due 06/30/2027 «~		1,253	1,174

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$16	13

Softbank Vision Fund
5.000% due 12/21/2025 «		1,780	1,712

Steenbok Lux Finco 2 SARL
1TBD% (LIBOR06M + 10.000%) due 06/30/2023 ~	EUR	4,640	2,223

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(b)		5,008	3,448

Syniverse Holdings, Inc.
11.580% due 05/13/2027		$3,704	3,250

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		1,657	1,425

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		7	5

Windstream Services LLC
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~		17	15

Total Loan Participations and Assignments (Cost $45,721)			34,936

CORPORATE BONDS & NOTES 46.5%

BANKING & FINANCE 13.7%

ADLER Group SA
1.875% due 01/14/2026	EUR	200	88

Armor Holdco, Inc.
8.500% due 11/15/2029 (k)		$2,400	1,806

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	400	368
2.625% due 04/28/2025		2,100	2,040
3.625% due 09/24/2024		1,300	1,324
5.375% due 01/18/2028 •		400	346

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 01/22/2030 •	EUR	1,304	$1,225
8.500% due 09/10/2030 •		400	378
10.500% due 07/23/2029		1,360	1,352

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	400	98

Corestate Capital Holding SA
3.500% due 04/15/2023 ^(c)	EUR	600	101

Country Garden Holdings Co. Ltd.
5.400% due 05/27/2025		$1,000	667
6.150% due 09/17/2025		200	131

Credit Suisse Group AG
6.373% due 07/15/2026 •(k)		1,500	1,410
6.375% due 08/21/2026 •(g)(h)(k)		600	431
6.442% due 08/11/2028 •(k)		3,050	2,782
6.537% due 08/12/2033 •(k)		1,350	1,188

Essential Properties LP
2.950% due 07/15/2031 (k)		100	73

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (k)		2,400	2,147

GLP Capital LP
3.250% due 01/15/2032		100	80

Huarong Finance Co. Ltd.
4.500% due 05/29/2029		2,000	1,662
4.625% due 06/03/2026		200	177
4.750% due 04/27/2027		200	175

UniCredit SpA
7.830% due 12/04/2023 (k)		2,240	2,264

Uniti Group LP
6.000% due 01/15/2030 (k)		2,738	1,736
7.875% due 02/15/2025 (k)		754	731

VICI Properties LP
4.500% due 09/01/2026 (k)		350	330
5.750% due 02/01/2027 (k)		2,000	1,952

			27,062

INDUSTRIALS 27.9%

AA Bond Co. Ltd.
5.500% due 07/31/2050	GBP	2,500	2,622

Air Canada Pass-Through Trust
3.600% due 09/15/2028 (k)		$1,878	1,698

American Airlines Pass-Through Trust
3.000% due 04/15/2030 (k)		144	125
3.350% due 04/15/2031 (k)		908	786
3.700% due 04/01/2028 (k)		1,382	1,195

Boeing Co.
5.705% due 05/01/2040 (k)		1,400	1,341
6.125% due 02/15/2033 (k)		716	730

Carvana Co.
10.250% due 05/01/2030		900	425

CDW LLC
3.569% due 12/01/2031 (k)		700	578

CGG SA
7.750% due 04/01/2027	EUR	416	365
8.750% due 04/01/2027 (k)		$4,612	3,694

Community Health Systems, Inc.
8.000% due 03/15/2026 (k)		294	268

CVS Pass-Through Trust
7.507% due 01/10/2032 (k)		594	619

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		2,296	633

Exela Intermediate LLC
11.500% due 07/15/2026		48	8

Gazprom PJSC Via Gaz Capital SA
8.625% due 04/28/2034		1,710	1,002

HF Sinclair Corp.
4.500% due 10/01/2030 (k)		1,738	1,530

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		7,256	6,505

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (k)		6,000	5,105

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)		54	60

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oracle Corp.
3.850% due 04/01/2060 (k)		$200	$134
4.100% due 03/25/2061 (i)(k)		1,000	699

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,938	1,628

Sands China Ltd.
2.800% due 03/08/2027 (k)		$400	343
3.350% due 03/08/2029		400	327
4.300% due 01/08/2026 (k)		400	370
5.625% due 08/08/2025 (k)		200	192
5.900% due 08/08/2028 (k)		2,998	2,811

Studio City Finance Ltd.
5.000% due 01/15/2029 (k)		400	296

Topaz Solar Farms LLC
4.875% due 09/30/2039		758	674
5.750% due 09/30/2039		1,948	1,851

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027 (k)		89	81

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (k)		4,154	914

United Airlines Pass-Through Trust
4.150% due 02/25/2033		77	69

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(k)		1,960	1,974
8.250% due 04/30/2028 (b)		9	9

Vale SA
3.202% due 12/29/2049 ~(g)	BRL	50,000	3,533

Viking Cruises Ltd.
13.000% due 05/15/2025 (k)		$100	106

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)(k)		10,800	9,963

			55,263

UTILITIES 4.9%

FEL Energy SARL
5.750% due 12/01/2040 (k)		1,201	1,030

NGD Holdings BV
6.750% due 12/31/2026		1,479	689

Oi SA
10.000% due 07/27/2025		3,220	556

Pacific Gas & Electric Co.
3.750% due 08/15/2042		100	67
4.000% due 12/01/2046 (k)		200	135
4.200% due 03/01/2029 (k)		1,300	1,163
4.200% due 06/01/2041 (k)		200	149
4.300% due 03/15/2045 (k)		950	677
4.450% due 04/15/2042 (k)		220	165
4.600% due 06/15/2043		100	76
4.750% due 02/15/2044 (k)		2,296	1,765
4.950% due 07/01/2050 (k)		765	596

Peru LNG SRL
5.375% due 03/22/2030		2,800	2,343

Rio Oil Finance Trust
9.250% due 07/06/2024 (k)		232	235

			9,646

Total Corporate Bonds & Notes (Cost $117,656)			91,971

MUNICIPAL BONDS & NOTES 2.1%

CALIFORNIA 0.9%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		90	83
3.487% due 06/01/2036		1,000	800
3.850% due 06/01/2050		1,000	886

			1,769

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		50	51

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	$15	$15

		66

PUERTO RICO 0.2%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)	1,092	479

WEST VIRGINIA 1.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	25,300	1,884

Total Municipal Bonds & Notes (Cost $5,282)		4,198

U.S. GOVERNMENT AGENCIES 54.3%

Fannie Mae
0.269% due 02/25/2052 •(a)(k)	130,559	1,562
0.396% due 08/25/2054 ~(a)(k)	5,303	205
1.146% due 12/25/2042 ~(a)	3,058	83
1.611% due 10/25/2049 •(a)(k)	6,597	658
1.661% due 02/25/2049 •(a)	77	8
1.711% due 07/25/2050 ~(a)(k)	1,011	101
2.361% due 07/25/2041 •(a)(k)	418	39
2.500% due 12/25/2027 (a)(k)	931	38
2.525% due 03/01/2032 •(k)	33	33
3.000% due 06/25/2050 (a)(k)	1,184	241
3.500% due 07/25/2036 (a)(k)	3,433	405
3.500% due 07/25/2042 - 12/25/2049 (a)	415	52
4.000% due 06/25/2050 (a)(k)	645	121
4.135% due 09/01/2028 •	2	2
4.250% due 11/25/2024 (k)	41	40
4.320% due 12/01/2028 •	10	10
4.325% due 11/01/2027 •	7	7
4.500% due 07/25/2040 (k)	390	367
4.847% due 12/25/2042 ~	17	16
4.915% due 02/25/2042 ~	266	260
5.000% due 07/25/2037 (a)	526	85
5.000% due 01/25/2038 - 07/25/2038 (k)	2,736	2,741
5.198% due 10/25/2042 ~	7	7
5.500% due 11/25/2032 - 04/25/2035 (k)	2,921	2,945
5.723% due 10/25/2042 ~	199	202
5.750% due 06/25/2033	12	12
5.807% due 08/25/2043	836	829
6.000% due 09/25/2031 (k)	81	82
6.000% due 01/25/2044	600	607
6.500% due 06/25/2023 - 11/01/2047	1,772	1,821
6.500% due 09/25/2031 - 04/01/2037 (k)	417	424
6.850% due 12/18/2027	3	3
7.000% due 06/18/2027 - 01/01/2047	514	530
7.000% due 02/25/2035 (k)	55	57
7.000% due 09/25/2041 ~	198	194
7.500% due 11/25/2026 - 06/25/2044	508	518
7.500% due 06/19/2041 ~	61	63
7.969% due 06/19/2041 ~	495	523
8.500% due 06/18/2027 - 06/25/2030	80	82
10.139% due 07/25/2029 •	660	721

Freddie Mac
0.058% due 11/15/2038 ~(a)(k)	9,456	345
0.439% due 08/15/2036 ~(a)(k)	949	24
0.443% due 11/15/2048 •(a)(k)	5,693	176
0.502% due 05/15/2038 ~(a)(k)	2,230	75
1.611% due 04/25/2048 - 11/25/2049 •(a)(k)	22,671	2,824
1.611% due 11/25/2049 ~(a)(k)	6,072	674
1.761% due 05/25/2050 ~(a)(k)	691	79
2.010% due 11/25/2045 ~(a)	5,336	430

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 11/25/2050 - 01/25/2051 (a)(k)	$9,477	$1,533
3.500% due 05/25/2050 (a)	536	112
4.262% due 12/01/2026 •	2	2
4.402% due 07/25/2032 ~	69	66
4.500% due 06/25/2050 (a)(k)	683	124
5.500% due 04/01/2039 - 06/15/2041 (k)	2,295	2,364
6.000% due 12/15/2028 - 03/15/2035 (k)	805	825
6.000% due 04/15/2031 - 02/01/2034	31	31
6.500% due 09/15/2023 - 09/01/2047	1,692	1,673
6.500% due 10/15/2023 - 07/01/2037 (k)	1,424	1,466
6.500% due 09/25/2043 ~	35	36
6.900% due 09/15/2023	9	9
7.000% due 05/15/2023 - 10/25/2043	477	488
7.000% due 01/15/2024 - 01/01/2032 (k)	837	867
7.500% due 05/15/2024 - 03/01/2037 (k)	48	48
7.500% due 12/01/2025 - 02/25/2042	412	421
8.000% due 07/01/2024 - 04/15/2030	56	57
9.539% due 10/25/2029 •	650	699
11.939% due 12/25/2027 ~	1,499	1,506

Ginnie Mae
1.697% due 08/20/2049 - 09/20/2049 •(a)(k)	53,653	5,442
1.847% due 06/20/2047 •(a)(k)	5,645	528
6.000% due 04/15/2029 - 12/15/2038	542	560
6.500% due 11/20/2024 - 10/20/2038	205	210
7.000% due 07/15/2025 - 06/15/2026	7	7
7.500% due 06/15/2023 - 03/15/2029	249	251
8.500% due 02/15/2031	6	6

Ginnie Mae, TBA
4.000% due 01/01/2053	12,000	11,379
4.500% due 01/01/2053	100	97

U.S. Small Business Administration
4.625% due 02/01/2025	19	19
5.510% due 11/01/2027	73	72
5.780% due 08/01/2027	5	5
5.820% due 07/01/2027	8	8

Uniform Mortgage-Backed Security
4.000% due 06/01/2047 - 03/01/2048	401	383
4.000% due 09/01/2047 (k)	5,411	5,169
4.500% due 09/01/2023 - 08/01/2041	130	127
6.000% due 12/01/2032 - 04/01/2039	1,172	1,213
6.000% due 06/01/2040 (k)	860	894
6.500% due 09/01/2028 - 02/01/2038	742	772
8.000% due 12/01/2024 - 11/01/2031	70	72

Uniform Mortgage-Backed Security, TBA
3.000% due 02/01/2053	2,400	2,109
3.500% due 02/01/2053	36,300	33,004
4.000% due 03/01/2053	2,300	2,158
4.500% due 02/01/2053	1,800	1,733
6.000% due 01/01/2053 - 02/01/2053	6,600	6,694

Vendee Mortgage Trust
6.500% due 03/15/2029	43	42
6.750% due 02/15/2026 - 06/15/2026 (k)	25	26
7.500% due 09/15/2030	867	910

Total U.S. Government Agencies (Cost $127,583)		107,538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON‑AGENCY MORTGAGE-BACKED SECURITIES 27.7%

Adjustable Rate Mortgage Trust
3.476% due 07/25/2035 ~		$188	$168
3.960% due 08/25/2035 ~		115	111

Banc of America Mortgage Trust
2.543% due 02/25/2035 ~		5	5

Bancorp Commercial Mortgage Trust
8.068% due 08/15/2032 •		2,267	2,251

BCAP LLC Trust
4.227% due 07/26/2036 ~		173	146

Bear Stearns ALT‑A Trust
3.697% due 08/25/2036 ^~		218	116

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		151	142
5.743% due 12/11/2040 ~		557	508

Citigroup Commercial Mortgage Trust
5.447% due 12/10/2049 ~		984	486

Citigroup Mortgage Loan Trust
7.000% due 09/25/2033		1	1

Commercial Mortgage Loan Trust
6.480% due 12/10/2049 ~		1,006	161

Commercial Mortgage Trust
10.318% due 12/15/2038 ~		1,380	1,001

Countrywide Alternative Loan Trust
4.809% due 07/25/2046 ^•		980	817

Countrywide Home Loan Mortgage Pass-Through Trust
3.483% due 08/25/2034 ~		165	151
5.029% due 03/25/2035 •		736	617
6.259% due 03/25/2046 ^~		943	602

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		249	246
7.500% due 06/25/2035 ^		52	51

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.000% due 02/25/2034		235	233

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036 ^		731	129

Eurosail PLC
5.111% due 09/13/2045 •	GBP	1,582	1,726
5.761% due 09/13/2045 •		1,130	1,206
7.361% due 09/13/2045 •		960	1,133

Freddie Mac
11.428% due 10/25/2041 ~(k)		$2,800	2,395
11.728% due 11/25/2041 ~(k)		2,800	2,396

GC Pastor Hipotecario FTA
2.233% due 06/21/2046 •	EUR	838	758

GMAC Mortgage Corp. Loan Trust
3.417% due 08/19/2034 ~		$17	14

GS Mortgage Securities Corp.
7.736% due 08/15/2039 ~(k)		3,400	3,431

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~		2,600	2,451

GSAA Home Equity Trust
6.000% due 04/01/2034		407	391

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043		1,350	1,355
7.500% due 06/19/2027 ~		13	13
8.000% due 09/19/2027 ~		305	285

GSR Mortgage Loan Trust
4.719% due 12/25/2034 •		67	58
6.500% due 01/25/2034		5	5

IM Pastor Fondo de Titluzacion Hipotecaria
2.221% due 03/22/2043 •	EUR	239	217

JP Morgan Chase Commercial Mortgage Securities Trust
10.708% due 11/15/2038 ~(k)		$2,200	1,929

JP Morgan Mortgage Trust
3.184% due 10/25/2036 ^~		734	608
5.500% due 06/25/2037 ^		22	22

LUXE Commercial Mortgage Trust
7.068% due 10/15/2038 •		3,016	2,772

MASTR Adjustable Rate Mortgages Trust
3.365% due 10/25/2034 ~		236	210

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	53

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Alternative Loan Trust
6.250% due 07/25/2036		$233	$137
6.500% due 03/25/2034		476	469
7.000% due 04/25/2034		20	20

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		2,388	1,713
7.500% due 07/25/2035		1,266	942

MFA Trust
3.661% due 01/26/2065 ~		300	241

Morgan Stanley Re‑REMIC Trust
3.510% due 12/26/2046 ~		7,159	6,237

NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		530	466
7.500% due 03/25/2034 ^		1,590	1,382
7.500% due 10/25/2034 ^		1,591	1,407

Newgate Funding PLC
3.296% due 12/15/2050 •	EUR	1,248	1,188
3.546% due 12/15/2050 •		1,248	1,095

RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$2,324	1,354
6.250% due 12/26/2036 ~		5,226	1,948

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		816	680

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		192	193
8.500% due 11/25/2031		638	324
8.500% due 12/25/2031		8	4

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,194	1,279

WaMu Mortgage Pass-Through Certificates Trust
3.311% due 05/25/2035 ~		54	53

Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		32	31
7.500% due 04/25/2033		116	115

Wells Fargo Commercial Mortgage Trust
4.928% due 12/15/2039 ~(k)		2,558	2,213

Total Non‑Agency Mortgage-Backed Securities (Cost $62,165)			54,808

ASSET-BACKED SECURITIES 9.0%

Access Financial Manufactured Housing Contract Trust
7.650% due 02/15/2023		200	3

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.478% due 11/25/2032 ^~		39	1

Bear Stearns Asset-Backed Securities Trust
2.906% due 09/25/2034 ~		167	161

Conseco Finance Corp.
6.530% due 02/01/2031 ~		60	53

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,421	458

Countrywide Asset-Backed Certificates Trust
3.779% due 11/25/2034 ~(k)		2,297	1,715
4.589% due 06/25/2037 ^~(k)		1,474	1,433
4.649% due 12/25/2036 ^•(k)		2,035	1,866

ECAF Ltd.
4.947% due 06/15/2040		1,387	874

Elmwood CLO Ltd.
0.000% due 04/20/2034 ~		1,213	893

Encore Credit Receivables Trust
5.124% due 07/25/2035 ~		576	521

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(f)		7	2,166

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(f)		12	850

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~		500	222

Marlette Funding Trust
0.000% due 12/15/2028 «(f)		6	423
0.000% due 04/16/2029 «(f)		10	590
0.000% due 07/16/2029 «(f)		7	520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Collegiate Commutation Trust
0.000% due 03/25/2038 ~	$7,200	$2,150
0.000% due 03/25/2038 •	3,200	1,011

Oakwood Mortgage Investors, Inc.
4.548% due 06/15/2032 ~	2	2

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(f)	5	1,457
0.000% due 02/16/2055 «(f)	0	659

Total Asset-Backed Securities (Cost $37,493)		18,028

SOVEREIGN ISSUES 1.3%

Argentina Government International Bond
0.500% due 07/09/2030 þ	515	119
1.000% due 07/09/2029	269	72
1.500% due 07/09/2035 þ	904	205
1.500% due 07/09/2046 þ	115	30
3.500% due 07/09/2041 þ(k)	1,880	539
3.875% due 01/09/2038 þ(k)	4,388	1,397

Ghana Government International Bond
6.375% due 02/11/2027 ^(c)	323	125
7.875% due 02/11/2035 ^(c)(k)	388	141

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)	13	1
9.250% due 09/15/2027 ^(c)	171	16

Total Sovereign Issues (Cost $5,021)		2,645

	SHARES
COMMON STOCKS 5.6%

COMMUNICATION SERVICES 0.5%

Clear Channel Outdoor Holdings, Inc. (d)	291,816	306

iHeartMedia, Inc. ‘A’ (d)	68,102	418

iHeartMedia, Inc. ‘B’ «(d)	52,880	292

		1,016

CONSUMER STAPLES 0.0%

Promotora de Informaciones SA	207,627	62

ENERGY 0.2%

Axis Energy Services ‘A’ «(d)(i)	422	15

Noble Corp. PLC (d)	11,588	437

		452

FINANCIALS 1.6%

Banca Monte dei Paschi di Siena SpA (d)	323,500	666

Intelsat SA «(d)(i)	98,667	2,368

		3,034

INDUSTRIALS 3.3%

Neiman Marcus Group Ltd. LLC «(d)(i)	32,851	5,783

Syniverse Holdings, Inc. «(i)	787,403	757

Westmoreland Mining Holdings «(d)(i)	70	1

		6,541

Total Common Stocks (Cost $13,042)		11,105

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	10,583	71

Total Rights (Cost $0)		71

	SHARES	MARKET VALUE (000S)
WARRANTS 0.3%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	711	$2

Intelsat Jackson Holdings SA ‑ Exp. 12/05/2025 «	10,308	77

		79

INFORMATION TECHNOLOGY 0.3%

Windstream Holdings LLC - Exp. 9/21/2055 «	28,052	568

Total Warrants (Cost $2,791)		647

PREFERRED SECURITIES 3.6%

BANKING & FINANCE 3.6%

Capital Farm Credit ACA
5.000% due 03/15/2026 •(g)	1,300,000	1,128

Charles Schwab Corp.
4.000% due 12/01/2030 •(g)	100,000	80

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)	1,000,000	930

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	4,760,000	4,900

Total Preferred Securities (Cost $9,090)		7,038

REAL ESTATE INVESTMENT TRUSTS 0.8%

REAL ESTATE 0.8%

CBL & Associates Properties, Inc.	2,011	46

Uniti Group, Inc.	73,539	407

VICI Properties, Inc.	33,427	1,083

Total Real Estate Investment Trusts (Cost $970)		1,536

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 12.5%

REPURCHASE AGREEMENTS (j) 10.8%
		21,321

U.S. TREASURY BILLS 1.7%
3.668% due 01/05/2023 - 03/23/2023 (e)(f)(n)	$3,419	3,411

Total Short-Term Instruments (Cost $24,732)		24,732

Total Investments in Securities (Cost $451,546)		359,253

Total Investments 181.3% (Cost $451,546)		$359,253

Financial Derivative Instruments (l)(m) (0.1)% (Cost or Premiums, net $5,689)		(121)

Other Assets and Liabilities, net (81.2)%		(160,994)

Net Assets 100.0%		$198,138

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in‑kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Axis Energy Services ‘A’	07/01/2021	$6	$15	0.01%
Intelsat SA	06/19/2017 ‑ 02/23/2022	6,774	2,368	1.20
Neiman Marcus Group Ltd. LLC	09/25/2020	1,058	5,783	2.92
Oracle Corp. 4.100% due 03/25/2061	06/17/2021 ‑ 10/05/2021	1,110	699	0.35
Syniverse Holdings, Inc.	05/12/2022 ‑ 11/30/2022	773	757	0.38
Westmoreland Mining Holdings	03/26/2019	0	1	0.00

		$9,721	$9,623	4.86%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.310%	12/30/2022	01/03/2023	$19,800	U.S. Treasury Notes 0.625% due 05/15/2030	$(20,238)	$19,800	$19,809
FICC	1.900	12/30/2022	01/03/2023	221	U.S. Treasury Bills 0.000% due 06/29/2023	(226)	221	221
NOM	4.320	12/30/2022	01/03/2023	1,300	U.S. Treasury Bonds 3.000% due 11/15/2044	(1,317)	1,300	1,301

Total Repurchase Agreements						$(21,781)	$21,321	$21,331

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	4.000%	09/08/2022	03/07/2023		$(1,428)	$(1,446)
BOS	3.760	09/12/2022	01/10/2023		(1,120)	(1,134)
	3.760	11/17/2022	01/10/2023		(2,046)	(2,056)
BPS	1.880	10/13/2022	01/23/2023	EUR	(1,261)	(1,356)
	3.470	08/26/2022	02/27/2023		$(6,820)	(6,905)
	3.550	09/13/2022	02/02/2023		(288)	(291)
	3.590	08/12/2022	02/13/2023		(248)	(252)
	3.640	08/12/2022	02/13/2023		(5,945)	(6,031)
	3.760	10/26/2022	02/13/2023		(1,695)	(1,707)
	3.935	09/01/2022	03/01/2023		(5,244)	(5,315)
	4.400	10/27/2022	01/30/2023		(699)	(705)
	4.450	10/31/2022	02/03/2023		(1,295)	(1,305)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	55

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	4.600%	09/22/2022	03/23/2023			$(439)	$(445)
	4.800	10/11/2022	04/11/2023			(345)	(348)
	4.950	12/08/2022	04/06/2023			(6,840)	(6,862)
	5.070	11/10/2022	03/10/2023			(8,486)	(8,550)
	5.450	12/08/2022	04/06/2023			(3,992)	(4,006)
	5.750	12/08/2022	04/06/2023			(3,035)	(3,046)
BRC	4.240	09/07/2022	01/06/2023			(1,432)	(1,452)
BYR	4.950	09/26/2022	03/24/2023			(1,435)	(1,447)
	4.960	10/17/2022	03/17/2023			(5,378)	(5,421)
CEW	2.400	08/05/2022	TBD	(3)	GBP	(2,326)	(2,833)
CIB	4.320	10/11/2022	01/11/2023			$(1,694)	(1,711)
	4.460	12/13/2022	01/12/2023			(2,892)	(2,899)
	4.600	10/17/2022	01/17/2023			(852)	(860)
	4.960	12/13/2022	01/12/2023			(1,329)	(1,333)
IND	5.070	12/05/2022	04/03/2023			(391)	(393)
JML	1.500	09/14/2022	TBD	(3)	EUR	(767)	(822)
	2.050	09/14/2022	TBD	(3)		(1,896)	(2,034)
	4.750	12/16/2022	02/03/2023			$(1,914)	(1,919)
JPS	4.090	10/25/2022	01/03/2023			(1,779)	(1,793)
	5.690	01/03/2023	04/03/2023			(1,774)	(1,774)
MEI	2.200	10/07/2022	01/06/2023		EUR	(348)	(374)
	3.860	10/11/2022	02/28/2023			$(372)	(376)
	4.720	10/24/2022	01/27/2023			(606)	(612)
RCY	3.740	09/16/2022	01/17/2023			(1,685)	(1,704)
	4.170	09/16/2022	01/17/2023			(2,697)	(2,731)
	4.590	10/17/2022	02/17/2023			(231)	(233)
	4.710	10/18/2022	02/17/2023			(1,468)	(1,482)
RDR	4.430	10/26/2022	01/30/2023			(4,759)	(4,800)
	4.430	11/18/2022	01/30/2023			(1,359)	(1,367)
	4.700	10/26/2022	01/30/2023			(260)	(262)
SCX	4.530	10/07/2022	04/06/2023			(4,325)	(4,373)
SOG	4.360	09/30/2022	01/30/2023			(1,288)	(1,303)
	4.500	10/25/2022	01/25/2023			(1,560)	(1,574)
	4.500	12/16/2022	TBD	(3)		(407)	(408)
	4.570	12/16/2022	TBD	(3)		(214)	(214)
	4.640	10/14/2022	02/14/2023			(1,462)	(1,478)
	4.790	11/02/2022	02/02/2023			(581)	(585)
	4.790	11/04/2022	02/02/2023			(478)	(482)
	4.900	10/12/2022	04/12/2023			(1,629)	(1,647)
	5.040	11/14/2022	03/14/2023			(267)	(269)
TDM	4.470	12/16/2022	TBD	(3)		(1,656)	(1,660)
	4.490	12/16/2022	TBD	(3)		(2,441)	(2,447)
UBS	2.150	11/24/2022	02/22/2023		EUR	(4,365)	(4,684)
	4.220	09/19/2022	01/19/2023			$(891)	(902)
	4.590	11/07/2022	01/09/2023			(389)	(392)
	4.620	11/07/2022	01/09/2023			(1,363)	(1,373)

Total Reverse Repurchase Agreements							$(116,183)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	01/01/2038	$300	$(271)	$(267)
Uniform Mortgage-Backed Security, TBA	2.000	01/01/2053	1,950	(1,578)	(1,587)
Uniform Mortgage-Backed Security, TBA	2.500	01/01/2053	600	(502)	(508)
Uniform Mortgage-Backed Security, TBA	3.500	01/01/2053	500	(462)	(454)
Uniform Mortgage-Backed Security, TBA	4.000	01/01/2053	100	(96)	(94)

Total Short Sales (1.5)%				$(2,909)	$(2,910)

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(1,446)	$0	$(1,446)	$1,613	$167
BOS	0	(3,190)	0	(3,190)	3,372	182
BPS	19,809	(47,124)	0	(27,315)	35,742	8,427
BRC	0	(1,452)	0	(1,452)	2,114	662
BYR	0	(6,868)	0	(6,868)	7,803	935
CEW	0	(2,833)	0	(2,833)	2,622	(211)
CIB	0	(6,803)	0	(6,803)	7,146	343
FICC	221	0	0	221	(226)	(5)
IND	0	(393)	0	(393)	498	105
JML	0	(4,775)	0	(4,775)	4,975	200
JPS	0	(3,567)	0	(3,567)	2,213	(1,354)
MEI	0	(1,362)	0	(1,362)	1,540	178
NOM	1,301	0	0	1,301	(1,317)	(16)
RCY	0	(6,150)	0	(6,150)	6,834	684
RDR	0	(6,429)	0	(6,429)	6,663	234
SCX	0	(4,373)	0	(4,373)	4,732	359
SOG	0	(7,960)	0	(7,960)	8,831	871
TDM	0	(4,107)	0	(4,107)	4,111	4
UBS	0	(7,351)	0	(7,351)	8,223	872

Total Borrowings and Other Financing Transactions	$21,331	$(116,183)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(18,209)	$(33,953)	$(17,179)	$(69,341)
U.S. Government Agencies	0	(11,238)	(10,067)	(6,862)	(28,167)
Non‑Agency Mortgage-Backed Securities	0	(3,245)	0	(3,047)	(6,292)
Asset-Backed Securities	0	0	0	(4,006)	(4,006)
Sovereign Issues	0	0	(1,919)	0	(1,919)
Preferred Securities	0	0	(4,684)	0	(4,684)

Total Borrowings	$0	$(32,692)	$(50,623)	$(31,094)	$(114,409)

Payable for reverse repurchase agreements(5)					$(114,409)

(k)	Securities with an aggregate market value of $129,066 and cash of $2,546 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(138,725) at a weighted average interest rate of 2.685%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(1,774) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3‑Month SOFR Active Contract December Futures	03/2024	10	$	(2,387)	$46	$1	$0
3‑Month SOFR Active Contract December Futures	03/2025	4		(967)	11	0	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	57

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3‑Month SOFR Active Contract December Futures	03/2026	5	$	(1,210)	$13	$0	$(1)
3‑Month SOFR Active Contract June Futures	09/2024	6		(1,443)	20	0	0
3‑Month SOFR Active Contract June Futures	09/2025	4		(968)	11	0	(1)
3‑Month SOFR Active Contract March Futures	06/2024	7		(1,678)	28	1	0
3‑Month SOFR Active Contract March Futures	06/2025	4		(967)	11	0	(1)
3‑Month SOFR Active Contract March Futures	06/2026	4		(968)	10	0	0
3‑Month SOFR Active Contract September Futures	12/2024	6		(1,448)	18	0	0
3‑Month SOFR Active Contract September Futures	12/2025	4		(968)	10	0	0

Total Futures Contracts					$178	$2	$(3)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2024	1.077%	$ 600	$(10)	$9	$(1)	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2025	1.165	400	(6)	5	(1)	0	0
Boeing Co.	1.000	Quarterly	12/20/2025	1.224	200	(3)	2	(1)	0	0
Boeing Co.	1.000	Quarterly	06/20/2026	1.265	2,300	(42)	24	(18)	0	0
Boeing Co.	1.000	Quarterly	06/20/2027	1.357	800	(39)	28	(11)	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.993	EUR 300	(26)	6	(20)	0	0

						$(126)	$74	$(52)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
iTraxx Asia Ex‑Japan 38 5‑Year Index	1.000%	Quarterly	12/20/2027	$4,100	$(145)	$88	$(57)	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750%	Annual	09/21/2052	GBP	5,900	$680	$2,857	$3,537	$9	$0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450	Annual	12/20/2024	$	8,800	(1)	132	131	5	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025		4,400	0	65	65	2	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.300	Annual	01/17/2026		700	0	17	17	1	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.000	Annual	06/15/2027		11,200	(763)	(624)	(1,387)	0	(23)
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2027		28,200	(1,308)	(1,209)	(2,517)	0	(58)
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.000	Annual	06/15/2029		2,810	(113)	(339)	(452)	0	(7)
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2029		72,900	(5,212)	(3,138)	(8,350)	0	(221)
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2029		490	(53)	(3)	(56)	0	(1)
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2029		13,700	(1,410)	38	(1,372)	0	(27)
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.250	Annual	06/15/2032		112,370	8,956	12,517	21,473	206	(26)
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2032		46,980	1,980	5,065	7,045	163	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2032		880	(39)	(93)	(132)	0	(2)
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2032		12,400	(1,625)	3	(1,622)	0	(36)
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.500	Annual	06/15/2052		2,800	(106)	(810)	(916)	0	(11)
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2052		6,900	1,128	759	1,887	0	(10)
Receive	1‑Year BRL‑CDI	11.788	Maturity	01/04/2027	BRL	40,300	0	153	153	0	0
Pay	1‑Year BRL‑CDI	12.015	Maturity	01/04/2027		39,700	0	(120)	(120)	0	0
Pay	3‑Month CAD‑Bank Bill	3.300	Semi‑Annual	06/19/2024	CAD	11,200	624	(798)	(174)	0	(3)
Receive	3‑Month CAD‑Bank Bill	3.500	Semi-Annual	06/20/2044		1,300	(183)	238	55	6	0
Receive	3‑Month USD‑LIBOR	1.000	Semi-Annual	06/17/2023	$	3,400	(76)	144	68	2	0
Receive	3‑Month USD‑LIBOR	0.500	Semi-Annual	12/15/2023		85,300	(3)	3,857	3,854	70	0
Receive	3‑Month USD‑LIBOR	3.000	Semi-Annual	06/19/2024		32,500	(1,241)	2,175	934	32	0
Receive	3‑Month USD‑LIBOR	1.500	Semi-Annual	12/18/2024		14,000	46	819	865	20	0
Receive	3‑Month USD‑LIBOR	2.000	Semi-Annual	06/20/2025		8,400	399	101	500	13	0
Receive	3‑Month USD‑LIBOR	1.350	Semi-Annual	01/20/2027		3,200	0	337	337	4	0
Receive	3‑Month USD‑LIBOR	1.360	Semi-Annual	02/15/2027		2,130	0	223	223	3	0
Receive	3‑Month USD‑LIBOR	1.450	Semi-Annual	02/17/2027		3,500	0	354	354	5	0
Receive	3‑Month USD‑LIBOR	1.420	Semi-Annual	02/24/2027		1,000	0	102	102	2	0
Pay	3‑Month USD‑LIBOR	1.650	Semi-Annual	02/24/2027		3,400	(12)	(303)	(315)	0	(5)
Receive	3‑Month USD‑LIBOR	1.420	Semi-Annual	08/17/2028		3,800	0	489	489	7	0

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3‑Month USD‑LIBOR	1.370%	Semi‑Annual	08/25/2028	$	11,363	$0	$1,491	$1,491	$22	$0
Pay	3‑Month USD‑LIBOR	1.500	Semi-Annual	12/15/2028		7,141	126	(1,064)	(938)	0	(15)
Receive	3‑Month USD‑LIBOR	1.500	Semi-Annual	01/12/2029		2,365	0	313	313	4	0
Pay	3‑Month USD‑LIBOR	1.700	Semi-Annual	01/12/2029		8,600	(33)	(1,005)	(1,038)	0	(16)
Pay	3‑Month USD‑LIBOR	3.000	Semi-Annual	06/19/2029		44,200	3,508	(5,776)	(2,268)	12	0
Pay	3‑Month USD‑LIBOR	1.500	Semi-Annual	12/18/2029		4,500	(68)	(596)	(664)	0	(10)
Receive	3‑Month USD‑LIBOR	1.000	Semi-Annual	12/16/2030		4,805	28	923	951	11	0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	12/15/2031		12,200	(187)	2,142	1,955	23	0
Receive	3‑Month USD‑LIBOR	2.000	Semi-Annual	01/15/2050		4,400	(32)	1,233	1,201	21	0
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	01/22/2050		4,100	(9)	1,313	1,304	19	0
Receive	3‑Month USD‑LIBOR	1.875	Semi-Annual	02/07/2050		1,400	(5)	419	414	7	0
Receive	3‑Month USD‑LIBOR	1.250	Semi-Annual	12/16/2050		5,700	576	1,769	2,345	27	0
Receive	3‑Month USD‑LIBOR	1.450	Semi-Annual	04/07/2051		3,500	0	1,331	1,331	19	0
Pay	3‑Month USD‑LIBOR	1.650	Semi-Annual	04/08/2051		2,100	0	(722)	(722)	0	(12)
Receive	6‑Month EUR‑EURIBOR	0.260	Annual	09/06/2024	EUR	15,100	2	854	856	19	0
Receive	6‑Month EUR‑EURIBOR	0.500	Annual	09/21/2052		3,500	303	1,238	1,541	30	0
Receive(5)	6‑Month EUR‑EURIBOR	0.830	Annual	12/09/2052		3,000	7	89	96	4	0
Pay	28‑Day MXN‑TIIE	4.550	Lunar	02/27/2023	MXN	59,400	7	(52)	(45)	0	(2)
Pay	28‑Day MXN‑TIIE	4.500	Lunar	03/03/2023		39,200	(1)	(29)	(30)	0	(1)
Receive	28‑Day MXN‑TIIE	8.320	Lunar	03/30/2023		99,300	0	39	39	1	0

							$5,890	$26,918	$32,808	$769	$(486)

Total Swap Agreements							$5,619	$27,080	$32,699	$771	$(486)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$771	$773	$0	$(3)	$(486)	$(489)

Cash of $9,509 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2023	EUR	1,722		$1,810	$0	$(34)
	01/2023	GBP	324		392	0	0
	01/2023		$447	GBP	366	0	(4)
	01/2023		18	HUF	8,012	4	0
	02/2023	PEN	669		$170	0	(5)

BPS	01/2023		$264	EUR	248	1	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	59

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	03/2023	PEN	1,127		$290	$0	$(5)

CBK	01/2023	EUR	1,646		1,749	0	(14)
	01/2023	PEN	140		35	0	(2)
	01/2023		$853	BRL	4,474	0	(5)
	01/2023		139	EUR	131	1	0
	01/2023		108	PEN	435	6	0
	02/2023	BRL	7,165		$1,328	0	(22)
	03/2023	PEN	562		145	0	(2)
	04/2023		$209	PEN	825	6	0
	05/2023	PEN	705		$178	0	(6)

GLM	01/2023	BRL	4,474		839	0	(8)
	01/2023	ZAR	97		5	0	0
	04/2023	MXN	766		38	0	0
	04/2023		$825	BRL	4,474	8	0
	05/2023		492	PEN	1,959	18	0
	05/2023	ZAR	295		$18	0	0

JPM	01/2023	GBP	3,696		4,463	0	(6)

MBC	01/2023	CAD	257		192	2	0
	01/2023	EUR	17,693		18,550	0	(398)
	01/2023		$103	EUR	97	1	0

RBC	03/2023		1	MXN	11	0	0
	04/2023	MXN	2,663		$128	0	(6)

SCX	01/2023		$253	EUR	238	2	0

UAG	01/2023		249	GBP	201	0	(6)

Total Forward Foreign Currency Contracts						$49	$(523)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Equinix, Inc.	5.000%	Quarterly	06/20/2027	1.569%	$500	$70	$(1)	$69	$0

Total Swap Agreements							$70	$(1)	$69	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$4	$0	$0	$4	$(43)	$0	$0	$(43)	$(39)	$0	$(39)
BPS	1	0	0	1	(5)	0	0	(5)	(4)	0	(4)
CBK	13	0	0	13	(51)	0	0	(51)	(38)	0	(38)
GLM	26	0	0	26	(8)	0	0	(8)	18	0	18
GST	0	0	69	69	0	0	0	0	69	0	69
JPM	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
MBC	3	0	0	3	(398)	0	0	(398)	(395)	301	(94)
RBC	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
SCX	2	0	0	2	0	0	0	0	2	0	2
UAG	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)

Total Over the Counter	$49	$0	$69	$118	$(523)	$0	$0	$(523)

(n)
Securities with an aggregate market value of $301 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	2	0	0	769	771

	$0	$2	$0	$0	$771	$773

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49	$0	$49
Swap Agreements	0	69	0	0	0	69

	$0	$69	$0	$49	$0	$118

	$0	$71	$0	$49	$771	$891

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	486	486

	$0	$0	$0	$0	$489	$489

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$523	$0	$523

	$0	$0	$0	$523	$489	$1,012

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(55)	$0	$0	$3,651	$3,596

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,112	$0	$2,112
Swap Agreements	0	9	0	0	0	9

	$0	$9	$0	$2,112	$0	$2,121

	$0	$(46)	$0	$2,112	$3,651	$5,717

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$178	$178
Swap Agreements	0	296	0	0	6,204	6,500

	$0	$296	$0	$0	$6,382	$6,678

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	61

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,603)	$0	$(1,603)
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$0	$(1,603)	$0	$(1,604)

	$0	$295	$0	$(1,603)	$6,382	$5,074

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$26,345	$8,591	$34,936
Corporate Bonds & Notes
Banking & Finance	0	27,062	0	27,062
Industrials	0	55,263	0	55,263
Utilities	0	9,646	0	9,646
Municipal Bonds & Notes
California	0	1,769	0	1,769
Illinois	0	66	0	66
Puerto Rico	0	479	0	479
West Virginia	0	1,884	0	1,884
U.S. Government Agencies	0	107,538	0	107,538
Non‑Agency Mortgage-Backed Securities	0	54,808	0	54,808
Asset-Backed Securities	0	11,363	6,665	18,028
Sovereign Issues	0	2,645	0	2,645
Common Stocks
Communication Services	724	0	292	1,016
Consumer Staples	62	0	0	62
Energy	437	0	15	452
Financials	666	0	2,368	3,034
Industrials	0	0	6,541	6,541
Rights
Financials	0	0	71	71
Warrants
Financials	0	0	79	79
Information Technology	0	0	568	568
Preferred Securities
Banking & Finance	0	7,038	0	7,038

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Real Estate Investment Trusts
Real Estate	$1,536	$0	$0	$1,536
Short-Term Instruments
Repurchase Agreements	0	21,321	0	21,321
U.S. Treasury Bills	0	3,411	0	3,411

Total Investments	$3,425	$330,638	$25,190	$359,253

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,910)	$0	$(2,910)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	773	0	773
Over the counter	0	118	0	118

	$0	$891	$0	$891

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(489)	0	(489)
Over the counter	0	(523)	0	(523)

	$0	$(1,012)	$0	$(1,012)

Total Financial Derivative Instruments	$0	$(121)	$0	$(121)

Totals	$3,425	$327,607	$25,190	$356,222

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$12,340	$2,557	$(451)	$(147)	$(25)	$(410)	$4,665	$(9,938)	$8,591	$96
Corporate Bonds & Notes
Banking & Finance	2,899	0	(2,808)	0	208	(299)	0	0	0	0
Industrials	14,118	235	0	27	0	(807)	0	(13,573)	0	0
Asset-Backed Securities	8,827	0	0	0	0	(2,162)	0	0	6,665	(2,162)
Common Stocks
Communication Services	376	0	0	0	0	(84)	0	0	292	(84)
Energy	6	0	0	0	0	9	0	0	15	9
Financials	2,763	0	0	0	0	(395)	0	0	2,368	(395)
Industrials	6,400	51	0	0	0	90	0	0	6,541	90
Materials	92	0	(101)	0	101	(92)	0	0	0	0
Rights
Financials	50	0	0	0	0	21	0	0	71	21

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Warrants
Financials	$54	$0	$0	$0	$0	$25	$0	$0	$79	$25
Information Technology	598	0	0	0	0	(30)	0	0	568	(30)

Totals	$48,523	$2,843	$(3,360)	$(120)	$284	$(4,134)	$4,665	$(23,511)	$25,190	$(2,430)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,712	Discounted Cash Flow	Discount Rate		9.500	—
	2,214	Discounted Cash Flow	Discount Spread		9.080	—
	4,665	Third Party Vendor	Broker Quote		86.000-87.500	86.377
Asset-Backed Securities	6,665	Discounted Cash Flow	Discount Rate		10.000-16.000	13.037
Common Stocks
Communication Services	292	Reference Instrument	Stock Price W/Liquidity Discount		10.000	—
Energy	15	Market Comparable Valuation	EBITDA Multiple	X	4.600	—
Financials	2,368	Indicative Market Quotation	Price	$	24.000	—
Industrials	5,783	Market Comparable Valuation / Discounted Cash Flow	Revenue | EBITDA Multiple / Discount Rate	X/%	0.620|6.160/10.000	—
	757	Discounted Cash Flow	Discount Rate		11.590	—
	1	Indicative Market Quotation	Price	$	7.500	—
Rights
Financials	71	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	2	Indicative Market Quotation	Price	$	2.000-3.500	3.304
	77	Other Valuation Techniques(2)	—		—	—
Information Technology	568	Market Comparable Valuation	EBITDA Multiple	X	4.500	—

Total	$25,190

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	63

Consolidated Schedule of Investments	PIMCO Access Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 180.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 38.5%

AmSurg LLC
TBD% due 04/29/2027 µ		$1,862	$1,822

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~		12,044	10,896

Carnival Corp.
5.648% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	8,382	8,649

Comexposium
1.138% - 5.452% (EUR003M + 3.250%) due 03/28/2025 «~		3,392	2,996
4.969% (EUR001Y + 4.000%) due 03/28/2026 ~		18,708	16,788

Coty, Inc.
4.019% (EUR001M + 2.500%) due 04/07/2025 ~		9,560	9,894

Diamond Sports Group LLC
12.317% due 05/25/2026		$15,258	14,499

Diebold, Inc.
5.730% - 7.480% (LIBOR03M + 2.750%) due 11/06/2023 ~		2,789	1,975

DirecTV Financing LLC
9.384% (LIBOR01M + 5.000%) due 08/02/2027 ~		9,517	9,286

Envision Healthcare Corp.
12.119% due 04/29/2027		10,238	10,021
15.744% due 04/28/2028		25,093	20,534

Instant Brands Holdings, Inc.
9.735% (LIBOR03M + 5.000%) due 04/12/2028 ~		8,934	6,039

Kiwi VFS Sub SARL
9.202% (EUR003M + 7.000%) due 05/16/2029 «~	EUR	6,160	6,620
10.927% due 05/16/2029 «	GBP	1,165	1,408

Market Bidco Ltd.
6.552% (EUR003M + 4.750%) due 07/31/2028 ~	EUR	8,643	8,165

NAC Aviation 29 DAC
4.008% due 06/30/2026		$4,833	4,053

Oi SA
TBD% due 02/26/2035 «		7,764	2,718

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	8,800	8,116

Profrac Services LLC
11.105% due 03/31/2023 «		$8,094	8,012
11.105% due 03/04/2025 «		8,185	8,472

Promotora de Informaciones SA
TBD% due 06/30/2026 «	EUR	16,000	16,956
6.708% (EUR003M + 5.250%) due 12/31/2026 «~		3,208	2,953

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$898	747

Rising Tide Holdings, Inc.
12.985% (LIBOR03M + 8.250%) due 05/25/2029 «~		6,500	2,437

Sigma Bidco BV
3.738% (EUR006M + 3.500%) due 07/02/2025 ~	EUR	7,500	6,995

Steenbok Lux Finco 2 SARL
1TBD% (LIBOR06M + 10.000%) due 06/30/2023 ~		4,415	2,115

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(b)		17,786	12,249

Syniverse Holdings, Inc.
11.580% due 05/13/2027		$18,041	15,831

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		16,139	13,879
9.573% due 03/02/2027		1,535	1,162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telemar Norte Leste SA
TBD% due 02/26/2035 «		$20,592	$7,207

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~		22,788	12,861
9.938% (LIBOR01M + 5.500%) due 06/26/2026 ~		2,926	1,652

Windstream Services LLC
8.423% due 02/28/2027 «		7,620	7,270

Total Loan Participations and Assignments (Cost $296,535)			265,277

CORPORATE BONDS & NOTES 31.5%

BANKING & FINANCE 10.3%

ADLER Group SA
1.500% due 07/26/2024	EUR	900	665
1.875% due 01/14/2026		4,000	1,750
2.250% due 04/27/2027		5,100	1,933
2.750% due 11/13/2026		1,200	519
3.250% due 08/05/2025		1,900	845
12.500% due 07/31/2025 «(h)		9,507	10,076

ADLER Real Estate AG
1.875% due 04/27/2023		200	199
2.125% due 02/06/2024		600	570
3.000% due 04/27/2026		1,200	898

Armor Holdco, Inc.
8.500% due 11/15/2029 (j)		$8,000	6,019

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	15,420	14,979
5.375% due 01/18/2028 •		2,400	2,077
8.000% due 01/22/2030 •		956	898
10.500% due 07/23/2029		8,348	8,299

BOI Finance BV
7.500% due 02/16/2027		4,000	3,458

Corestate Capital Holding SA
3.500% due 04/15/2023 ^(c)		2,000	335

Credit Suisse Group AG
4.194% due 04/01/2031 •		$250	194

Hestia Re Ltd.
13.840% (T‑BILL 1MO + 9.500%) due 04/22/2025 ~		939	775

Sanders Re Ltd.
16.090% (T‑BILL 3MO + 11.750%) due 04/09/2029 ~		1,815	1,724

Uniti Group LP
6.000% due 01/15/2030 (j)		8,400	5,326
7.875% due 02/15/2025 (j)		8,000	7,761

Veraison Re Ltd.
6.843% (T‑BILL 1MO + 2.500%) due 03/10/2031 ~		700	702

Yosemite Re Ltd.
14.087% (T‑BILL 3MO + 9.750%) due 06/06/2025 ~		980	944

			70,946

INDUSTRIALS 16.0%

Altice France Holding SA
10.500% due 05/15/2027 (j)		17,400	13,305

Carvana Co.
10.250% due 05/01/2030		3,200	1,510

CGG SA
7.750% due 04/01/2027	EUR	2,000	1,757
8.750% due 04/01/2027 (j)		$2,000	1,602

DISH DBS Corp.
5.250% due 12/01/2026 (j)		3,400	2,870
5.750% due 12/01/2028 (j)		14,100	11,280

Guara Norte SARL
5.198% due 06/15/2034		5,056	4,286

Illuminate Buyer LLC
9.000% due 07/01/2028 (j)		2,676	2,245

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	300	305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	1,000	$864

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		$1,600	1,472

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (j)		600	511

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)(j)		6,152	6,844

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (j)		4,269	3,614

Sands China Ltd.
2.800% due 03/08/2027 (j)		400	343
3.350% due 03/08/2029 (j)		400	327
4.300% due 01/08/2026 (j)		1,200	1,109
5.625% due 08/08/2025 (j)		400	383
5.900% due 08/08/2028		202	189

Studio City Co. Ltd.
7.000% due 02/15/2027 (j)		4,000	3,747

Studio City Finance Ltd.
5.000% due 01/15/2029 (j)		600	444

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (j)		12,771	2,810

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)(j)		11,853	11,937

Vale SA
3.202% due 12/29/2049 ~(g)	BRL	10,300	728

Veritas U.S., Inc.
7.500% due 09/01/2025 (j)		$7,400	5,112

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)(j)		7,105	6,554

Windstream Escrow LLC
7.750% due 08/15/2028 (j)		23,816	19,462

Wynn Macau Ltd.
5.500% due 01/15/2026		1,100	1,011
5.500% due 01/15/2026 (j)		358	329
5.625% due 08/26/2028 (j)		3,659	3,133

			110,083

UTILITIES 5.2%

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		10,800	10,427

FEL Energy SARL
5.750% due 12/01/2040		1,848	1,584

Oi SA
10.000% due 07/27/2025		21,255	3,673

Pacific Gas & Electric Co.
4.750% due 02/15/2044 (j)		7,000	5,382
4.950% due 07/01/2050 (j)		3,579	2,788
5.250% due 03/01/2052 (j)		2,200	1,806
5.900% due 06/15/2032 (j)		900	881

Peru LNG SRL
5.375% due 03/22/2030		11,082	9,272

			35,813

Total Corporate Bonds & Notes (Cost $ 259,928)			216,842

MUNICIPAL BONDS & NOTES 2.3%

PUERTO RICO 2.3%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)		25,950	11,385
0.000% due 11/01/2051 (f)		14,056	4,744

Total Municipal Bonds & Notes (Cost $20,616)			16,129

NON‑AGENCY MORTGAGE-BACKED SECURITIES 60.2%

225 Liberty Street Trust
4.649% due 02/10/2036 ~(j)		14,239	11,601

245 Park Avenue Trust
3.657% due 06/05/2037 ~(j)		2,680	2,068

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ashford Hospitality Trust
7.068% due 06/15/2035 •(j)		$1,000	$946
7.418% due 04/15/2035 •(j)		14,536	13,337

Atrium Hotel Portfolio Trust
7.718% due 06/15/2035 ~(j)		6,223	5,745

BAMLL Commercial Mortgage Securities Trust
6.828% due 03/15/2037 •		2,000	1,845
7.028% due 03/15/2037 •(j)		3,000	2,751

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(j)		4,785	3,045

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~(j)		5,245	4,389

BCAP LLC Trust
1.696% due 11/27/2036 ~		38,346	8,919
3.135% due 04/25/2038 ~		3,556	2,717

Beast Mortgage Trust
7.768% due 03/15/2036 •(j)		6,750	5,448
8.768% due 03/15/2036 •(j)		2,500	1,945

Benchmark Mortgage Trust
3.440% due 08/15/2052 ~(j)		8,600	7,613

Beneria Cowen & Pritzer Collateral Funding Corp.
7.956% due 06/15/2038 ~(j)		5,500	4,530

BMO Mortgage Trust
3.269% due 02/17/2055 ~(j)		9,615	7,870
3.939% due 02/17/2055 ~(j)		11,000	6,963

Braemar Hotels & Resorts Trust
6.718% due 06/15/2035 •(j)		8,500	7,849

BSST Mortgage Trust
9.836% due 02/15/2037 •(j)		8,800	7,789
10.836% due 02/15/2037 •(j)		1,500	1,331

BX Trust
6.318% due 11/15/2032 ~(j)		2,625	2,489
6.555% due 10/15/2036 •(j)		4,000	3,728
7.238% due 05/15/2030 •(j)		3,754	3,531

Canada Square Funding PLC
5.875% due 12/17/2057 ~	GBP	2,000	2,301

Chester B1 Issuer PLC
4.885% (SONIO/N + 2.000%) due 01/17/2058 ~		600	720

Citigroup Commercial Mortgage Trust
7.243% due 12/15/2036 •(j)		$585	556
8.093% due 12/15/2036 ~(j)		3,400	3,184

COLT Mortgage Loan Trust
4.800% due 03/25/2067 ~(j)		7,200	6,129

Connecticut Avenue Securities Trust
9.178% due 03/25/2042 ~		2,000	2,006
13.428% due 03/25/2042 •(j)		5,200	5,030

Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 01/25/2038		14,339	7,018

Credit Suisse Mortgage Capital Trust
7.618% due 07/15/2032 •(j)		12,000	10,959

DBGS Mortgage Trust
6.368% due 06/15/2033 ~(j)		15,000	12,083

DOLP Trust
3.704% due 05/10/2041 ~(j)		13,500	8,152

Extended Stay America Trust
8.018% due 07/15/2038 ~(j)		11,392	10,726

Freddie Mac
6.578% due 01/25/2051 •		620	559
6.928% due 12/25/2050 ~		760	715
6.978% due 01/25/2034 •		855	783
7.678% due 02/25/2042 •(j)		5,200	4,907
8.678% due 02/25/2042 ~		1,700	1,560
9.428% due 01/25/2034 •		900	710
12.428% due 02/25/2042 ~		800	663

GS Mortgage Securities Corp. Trust
6.918% due 08/15/2032 •(j)		5,000	4,721

GSMSC Resecuritization Trust
4.626% due 11/26/2037		18,130	15,793

Harbour PLC
6.044% due 01/28/2054 •	GBP	10,416	11,410

Hilton Orlando Trust
7.218% due 12/15/2034 ~(j)		$2,000	1,919

HPLY Trust
7.468% due 11/15/2036 •(j)		7,744	7,334

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.218% due 11/15/2036 •(j)		$11,600	$10,786

Jackson Park Trust
3.242% due 10/14/2039 ~(j)		3,500	2,530

JP Morgan Chase Commercial Mortgage Securities Trust
5.364% due 07/05/2033 ~		1,183	1,022
6.508% due 06/15/2038 •(j)		1,226	1,150
6.618% due 12/15/2031 ~(j)		5,211	4,587
7.418% due 03/15/2036 •(j)		2,000	1,822
7.708% due 06/15/2038 •(j)		250	232
8.168% due 03/15/2036 ~(j)		19,256	17,358

Jupiter Mortgage No. 1 PLC
6.426% due 07/20/2060 •	GBP	6,424	7,363

MAD Mortgage Trust
4.032% due 08/15/2034 ~(j)		$745	656

MBRT
7.217% due 11/15/2036 ~(j)		18,867	17,960

Morgan Stanley Bank of America Merrill Lynch Trust
4.750% due 12/15/2046 ~(j)		4,306	3,732

Morgan Stanley Capital Trust
6.868% due 07/15/2035 •(j)		7,084	6,781

MRCD Mortgage Trust
2.718% due 12/15/2036 (j)		16,198	13,386

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~(j)		3,000	2,407
6.718% due 11/15/2034 •(j)		4,435	4,265
7.122% due 02/15/2033 •(j)		5,000	4,987
7.671% due 02/15/2033 ~(j)		5,671	5,661

New Orleans Hotel Trust
7.007% due 04/15/2032 •(j)		7,900	7,243

New Residential Mortgage Loan Trust
3.881% due 11/25/2059 ~		15,500	6,771

Preston Ridge Partners Mortgage LLC
6.291% due 02/25/2027 þ		3,000	2,799

Residential Mortgage Securities PLC
7.731% (SONIO/N + 4.300%) due 06/20/2070 ~	GBP	2,500	2,948

Seasoned Credit Risk Transfer Trust
2.488% due 11/25/2061 ~(a)		$6,743	2,127
4.500% due 11/25/2061 ~(j)		5,900	4,616

SFO Commercial Mortgage Trust
6.718% due 05/15/2038 •		340	294
7.218% due 05/15/2038 ~(j)		6,500	5,431

Stratton Hawksmoor PLC
5.298% due 02/25/2053 ~	GBP	3,800	4,131
6.048% due 02/25/2053 •		8,379	8,953

Tharaldson Hotel Portfolio Trust
7.698% due 11/11/2034 ~(j)		$4,050	3,796

Uropa Securities PLC
2.638% due 10/10/2040 ~	EUR	2,960	2,794

WaMu Mortgage Pass-Through Certificates Trust
5.289% due 10/25/2045 •(j)		$7,753	6,442

Wells Fargo Commercial Mortgage Trust
3.860% due 09/15/2031 ~(j)		1,500	1,270
4.928% due 12/15/2039 ~(j)		8,600	7,087
7.058% due 02/15/2037 •(j)		3,080	2,866

Total Non‑Agency Mortgage-Backed Securities (Cost $454,488)			414,640

ASSET-BACKED SECURITIES 36.1%

ACE Securities Corp. Home Equity Loan Trust
4.609% due 08/25/2036 ^•(j)		21,835	5,863
4.809% due 04/25/2036 •(j)		23,748	17,654
4.974% due 02/25/2036 •(j)		6,349	5,343

Bear Stearns Asset-Backed Securities Trust
5.439% due 07/25/2034 •(j)		5,936	5,717

BNC Mortgage Loan Trust
4.679% due 05/25/2037 ~(j)		16,250	13,189

Cologix Canadian Issuer LP
7.740% due 01/25/2052	CAD	5,400	3,651

Countrywide Asset-Backed Certificates
4.884% due 03/25/2037 •(j)		$9,211	7,792

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
4.639% due 06/25/2047 ~(j)		$10,136	$7,840
4.649% due 06/25/2047 •(j)		14,504	11,277
5.124% due 04/25/2036 ~(j)		17,000	14,235

Deer Park CLO DAC
0.000% due 10/15/2034 ~	EUR	4,000	2,695

Duke Funding Ltd.
4.409% due 04/08/2039 ~(j)		$125,567	10,803

First Franklin Mortgage Loan Trust
4.699% due 10/25/2036 ~(j)		15,000	11,877

Flagship Credit Auto Trust
0.000% due 06/15/2029 «(f)		25	5,767

GSAMP Trust
4.809% due 05/25/2046 •(j)		10,337	8,250
5.334% due 07/25/2045 ~(j)		13,226	10,425

Home Equity Mortgage Loan Asset-Backed Trust
5.304% due 10/25/2035 ~(j)		11,200	8,516

HSI Asset Securitization Corp. Trust
5.199% due 12/25/2035 ~(j)		13,243	9,705

LendingPoint Pass-Through Trust
0.000% due 04/15/2028 «(f)		7,600	3,109
0.000% due 05/15/2028 «(f)		7,554	3,292

Long Beach Mortgage Loan Trust
5.964% due 02/25/2035 ~(j)		10,147	8,359

Merrill Lynch Mortgage Investors Trust
5.439% due 04/25/2036 •		5,826	5,102

PRET LLC
6.170% due 07/25/2051 þ(j)		11,600	10,778
7.870% due 06/25/2052 þ(j)		6,600	6,347

RR 1 Ltd.
0.000% due 07/15/2117 ~		3,200	1,449

RR 17 Ltd.
0.000% due 07/15/2034 ~		4,000	2,689

RR 7 Ltd.
0.000% due 01/15/2120 ~		14,600	7,550

Saxon Asset Securities Trust
4.679% due 01/25/2047 ~		1,705	1,492

Securitized Asset-Backed Receivables LLC Trust
4.989% due 11/25/2035 •(j)		6,608	5,374

SMB Private Education Loan Trust
0.000% due 11/16/2054 «(f)		9	8,412
0.000% due 02/16/2055 «(f)		5	7,191
5.950% due 02/16/2055 (j)		5,730	5,342

Structured Asset Securities Corp. Mortgage Loan Trust
5.814% due 02/25/2036 ~(j)		6,876	6,050

Upstart Securitization Trust
1.840% due 09/20/2031		6,050	5,440

Total Asset-Backed Securities (Cost $279,313)			248,575

SOVEREIGN ISSUES 0.8%

Russia Government International Bond
5.625% due 04/04/2042 ^(c)		8,800	5,588
5.875% due 09/16/2043 ^(c)		200	120
12.750% due 06/24/2028 ^(c)		100	78

Total Sovereign Issues (Cost $2,840)			5,786

		SHARES
MUTUAL FUNDS 0.0%

RLM LLC		10	0

Total Mutual Funds (Cost $0)			0

COMMON STOCKS 1.6%

FINANCIALS 0.3%

Banca Monte dei Paschi di Siena SpA (d)		1,073,500	2,212

INDUSTRIALS 1.3%

Syniverse Holdings, Inc. «(h)		8,888,698	8,542

Total Common Stocks (Cost $10,816)			10,754

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	65

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.4%

BANKING & FINANCE 1.4%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	9,423,200	$9,701

Total Preferred Securities (Cost $13,454)		9,701

REAL ESTATE INVESTMENT TRUSTS 1.2%

FINANCIALS 1.2%

KKR Real Estate Finance Trust, Inc.	203,500	2,841

Starwood Property Trust, Inc.	175,100	3,209

TPG RE Finance Trust, Inc.	346,700	2,354

Total Real Estate Investment Trusts (Cost $12,894)		8,404

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.9%

REPURCHASE AGREEMENTS (i) 6.3%
		$43,500

U.S. TREASURY BILLS 0.6%
4.147% due 02/02/2023 - 03/23/2023 (e)(f)(m)	$4,140	4,115

Total Short-Term Instruments (Cost $47,615)		47,615

Total Investments in Securities (Cost $1,398,499)		1,243,723

Total Investments 180.5% (Cost $1,398,499)		$1,243,723

Financial Derivative Instruments (k)(l) (0.6)% (Cost or Premiums, net $10,888)		(4,080)

Other Assets and Liabilities, net (79.9)%		(550,401)

Net Assets 100.0%		$689,242

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in‑kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
ADLER Group SA 12.500% due 07/31/2025	12/22/2022	$10,076	$10,076	1.46%
Syniverse Holdings, Inc.	05/12/2022 ‑ 11/30/2022	8,722	8,542	1.24%

		$18,798	$18,618	2.70%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.100%	12/30/2022	01/03/2023	$43,500	U.S. Treasury Notes 0.750% due 03/31/2026	$(44,397)	$43,500	$43,520

Total Repurchase Agreements						$(44,397)	$43,500	$43,520

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	5.360%	10/28/2022	02/28/2023		$	(4,150)	$(4,191)
BPS	2.200	12/21/2022	TBD	(3)	EUR	(14,151)	(15,159)
	3.760	12/05/2022	02/13/2023		$	(727)	(729)
	4.450	09/22/2022	01/23/2023			(4,639)	(4,698)
	4.600	10/19/2022	01/19/2023			(28,587)	(28,865)
	4.970	12/05/2022	02/10/2023			(1,817)	(1,824)
	5.450	12/08/2022	04/06/2023			(50,277)	(50,458)
	5.755	11/10/2022	05/10/2023			(3,762)	(3,795)
BRC	1.900	12/21/2022	TBD	(3)	EUR	(7,521)	(8,056)
	4.284	08/23/2022	02/24/2023		$	(22,736)	(23,096)
	4.600	12/16/2022	TBD	(3)		(3,311)	(3,319)
	4.780	10/12/2022	01/12/2023			(5,489)	(5,549)
	5.040	10/21/2022	01/23/2023			(16,939)	(17,114)
	5.110	10/25/2022	01/30/2023			(2,856)	(2,884)
	5.420	11/15/2022	02/15/2023			(12,388)	(12,479)
	5.610	11/29/2022	03/01/2023			(46,785)	(47,041)
BYR	4.950	09/28/2022	03/24/2023			(1,527)	(1,542)
	4.950	12/05/2022	03/24/2023			(1,523)	(1,528)
DBL	5.698	11/30/2022	01/30/2023			(13,020)	(13,090)
	5.868	12/16/2022	02/16/2023			(7,835)	(7,858)
	5.959	01/03/2023	03/03/2023			(13,055)	(13,055)
JML	1.500	10/14/2022	TBD	(3)	EUR	(471)	(504)
	2.150	12/06/2022	02/06/2023			(7,772)	(8,333)
JPS	5.300	11/14/2022	02/14/2023		$	(1,824)	(1,837)
	5.400	11/14/2022	02/14/2023			(4,878)	(4,915)
	5.500	11/14/2022	02/14/2023			(20,883)	(21,042)
MEI	3.989	10/03/2022	01/17/2023		GBP	(468)	(571)
	4.039	10/03/2022	01/17/2023			(6,281)	(7,668)
	4.189	10/03/2022	01/17/2023			(5,510)	(6,730)
	4.239	10/03/2022	01/17/2023			(4,967)	(6,067)
	4.289	10/03/2022	01/17/2023			(6,855)	(8,375)
MSB	5.250	09/19/2022	03/16/2023		$	(6,009)	(6,066)
	5.300	09/19/2022	03/16/2023			(13,881)	(14,015)
RBC	5.550	10/04/2022	02/06/2023			(3,081)	(3,114)
SOG	3.980	09/12/2022	01/12/2023			(7,517)	(7,611)
	3.980	11/14/2022	01/12/2023			(3,716)	(3,737)
	4.660	10/24/2022	01/24/2023			(858)	(866)
	4.760	10/17/2022	02/17/2023			(1,549)	(1,565)
	4.760	12/09/2022	02/17/2023			(2,618)	(2,627)
	4.790	11/02/2022	02/02/2023			(7,736)	(7,800)
	4.805	10/06/2022	02/03/2023			(860)	(870)
	4.810	11/03/2022	02/03/2023			(11,015)	(11,105)
	4.810	12/14/2022	02/03/2023			(652)	(654)
	4.855	10/06/2022	02/03/2023			(11,802)	(11,944)
	4.900	12/05/2022	04/12/2023			(2,604)	(2,614)
	5.001	10/14/2022	02/14/2023			(888)	(898)
	5.020	11/10/2022	03/10/2023			(14,559)	(14,668)
	5.430	11/07/2022	03/07/2023			(24,116)	(24,324)
TDM	4.490	12/16/2022	TBD	(3)		(9,701)	(9,723)
	4.500	12/16/2022	TBD	(3)		(1,844)	(1,849)
	4.620	12/16/2022	TBD	(3)		(2,647)	(2,653)
UBS	3.830	09/09/2022	01/10/2023			(6,697)	(6,780)
	4.334	09/13/2022	01/13/2023			(16,495)	(16,717)
	4.380	10/03/2022	02/03/2023			(10,440)	(10,557)
	4.430	10/03/2022	02/03/2023			(4,789)	(4,843)
	4.662	09/28/2022	01/27/2023			(955)	(967)
	5.000	10/11/2022	02/13/2023			(5,171)	(5,231)
	5.210	11/08/2022	02/08/2023			(72,839)	(73,429)
	5.250	10/19/2022	02/17/2023			(2,814)	(2,846)

Total Reverse Repurchase Agreements							$(582,445)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	67

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(4,191)	$0	$(4,191)	$0	$(4,191)
BPS	43,520	(105,528)	0	(62,008)	(45,527)	(107,535)
BRC	0	(119,538)	0	(119,538)	2,285	(117,253)
BYR	0	(3,070)	0	(3,070)	(300)	(3,370)
DBL	0	(34,003)	0	(34,003)	0	(34,003)
JML	0	(8,837)	0	(8,837)	(637)	(9,474)
JPS	0	(27,794)	0	(27,794)	0	(27,794)
MEI	0	(29,411)	0	(29,411)	397	(29,014)
MSB	0	(20,081)	0	(20,081)	1,776	(18,305)
RBC	0	(3,114)	0	(3,114)	0	(3,114)
SOG	0	(91,283)	0	(91,283)	2,989	(88,294)
TDM	0	(14,225)	0	(14,225)	251	(13,974)
UBS	0	(121,370)	0	(121,370)	2,770	(118,600)

Total Borrowings and Other Financing Transactions	$43,520	$(582,445)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(52,557)	$(59,442)	$(43,878)	$(155,877)
Preferred Securities	0	0	(8,333)	0	(8,333)
Non‑Agency Mortgage-Backed Securities	0	(72,642)	(184,651)	(3,795)	(261,088)
Asset-Backed Securities	0	(13,090)	(80,544)	(50,458)	(144,092)

Total Borrowings	$0	$(138,289)	$(332,970)	$(98,131)	$(569,390)

Payable for reverse repurchase agreements(5)					$(569,390)

(j)	Securities with an aggregate market value of $452 and cash of $10,016 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(567,250) at a weighted average interest rate of 3.408%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(13,055) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3‑Month SOFR Active Contract December Futures	03/2024	32	$(7,638)	$148	$3	$0
3‑Month SOFR Active Contract December Futures	03/2025	17	(4,108)	47	0	(1)
3‑Month SOFR Active Contract December Futures	03/2026	18	(4,357)	46	0	(2)
3‑Month SOFR Active Contract June Futures	09/2024	20	(4,812)	68	1	0
3‑Month SOFR Active Contract June Futures	09/2025	17	(4,114)	44	0	(2)
3‑Month SOFR Active Contract March Futures	06/2024	28	(6,710)	112	2	0
3‑Month SOFR Active Contract March Futures	06/2025	15	(3,628)	40	0	(1)
3‑Month SOFR Active Contract March Futures	06/2026	16	(3,872)	41	0	(2)
3‑Month SOFR Active Contract September Futures	12/2024	19	(4,584)	56	0	(1)
3‑Month SOFR Active Contract September Futures	12/2025	13	(3,146)	33	0	(1)

Total Futures Contracts				$635	$6	$(10)

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	2.622%	$	400	$(16)	$30	$14	$0	$(1)
Bombardier, Inc.	5.000	Quarterly	06/20/2025	3.222		200	(15)	23	8	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2027	4.245		10,400	(1,006)	1,312	306	0	(9)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	3.169		6,400	678	(229)	449	1	0

							$(359)	$1,136	$777	$1	$(10)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450%	Annual	12/20/2024	$	32,400	$(2)	$484	$482	$17	$0
Pay	1‑Day USD‑SOFR Compounded‑OIS	4.800	Annual	12/21/2024		146,000	42	878	920	0	(92)
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025		16,200	1	239	240	6	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.300	Annual	01/17/2026		2,600	1	61	62	3	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	4.150	Annual	12/21/2027		185,900	(49)	3,367	3,318	0	(332)
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2052		25,600	6,320	845	7,165	125	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	12/21/2052		17,400	4,191	605	4,796	86	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	3.400	Annual	12/21/2052		22,900	40	(834)	(794)	113	0
Receive	6‑Month EUR‑EURIBOR	0.500	Annual	09/21/2052	EUR	7,800	676	2,759	3,435	68	0
Receive(5)	6‑Month EUR‑EURIBOR	0.830	Annual	12/09/2052		11,000	27	327	354	15	0

							$11,247	$8,731	$19,978	$433	$(424)

Total Swap Agreements							$10,888	$9,867	$20,755	$434	$(434)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6	$434	$440	$0	$(10)	$(434)	$(444)

Cash of $17,461 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	69

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2023	EUR	4,060		$4,276	$0	$(83)
	02/2023	GBP	9,018		10,641	0	(273)
	02/2023		$6,483	EUR	6,099	64	0

BPS	02/2023	EUR	112,686		$116,848	0	(4,124)

BRC	02/2023		$1,190	EUR	1,128	21	0

CBK	02/2023	EUR	970		$1,038	0	(3)
	02/2023		$1,872	AUD	2,796	35	0
	02/2023		407	EUR	381	2	0

JPM	02/2023	EUR	6,636		$7,042	0	(81)
	02/2023		$7,147	JPY	984,921	400	0

MBC	02/2023	CAD	5,111		$3,857	81	0
	02/2023	EUR	1,095		1,136	0	(40)
	02/2023		$1,084	EUR	1,048	41	0

RBC	02/2023	EUR	1,005		$1,040	0	(39)

SCX	02/2023		1,665		1,725	0	(63)
	02/2023		$3,493	EUR	3,317	68	0

UAG	02/2023	EUR	2,749		$2,869	0	(82)

Total Forward Foreign Currency Contracts						$712	$(4,788)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$64	$0	$0	$64	$(356)	$0	$0	$(356)	$(292)	$454	$162
BPS	0	0	0	0	(4,124)	0	0	(4,124)	(4,124)	3,661	(463)
BRC	21	0	0	21	0	0	0	0	21	0	21
CBK	37	0	0	37	(3)	0	0	(3)	34	0	34
JPM	400	0	0	400	(81)	0	0	(81)	319	(370)	(51)
MBC	122	0	0	122	(40)	0	0	(40)	82	0	82
RBC	0	0	0	0	(39)	0	0	(39)	(39)	0	(39)
SCX	68	0	0	68	(63)	0	0	(63)	5	0	5
UAG	0	0	0	0	(82)	0	0	(82)	(82)	0	(82)

Total Over the Counter	$712	$0	$0	$712	$(4,788)	$0	$0	$(4,788)

(m)
Securities with an aggregate market value of $4,115 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6
Swap Agreements	0	1	0	0	433	434

	$0	$1	$0	$0	$439	$440

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$712	$0	$712

	$0	$1	$0	$712	$439	$1,152

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	10	0	0	424	434

	$0	$10	$0	$0	$434	$444

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,788	$0	$4,788

	$0	$10	$0	$4,788	$434	$5,232

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$109	$0	$0	$(7,450)	$(7,341)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,271	$0	$2,271
Swap Agreements	0	(395)	0	0	0	(395)

	$0	$(395)	$0	$2,271	$0	$1,876

	$0	$(286)	$0	$2,271	$(7,450)	$(5,465)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$635	$635
Swap Agreements	0	3,802	0	0	8,418	12,220

	$0	$3,802	$0	$0	$9,053	$12,855

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,946)	$0	$(4,946)
Swap Agreements	0	731	0	0	0	731

	$0	$731	$0	$(4,946)	$0	$(4,215)

	$0	$4,533	$0	$(4,946)	$9,053	$8,640

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	71

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)	December 31, 2022	(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$190,112	$75,165	$265,277
Corporate Bonds & Notes
Banking & Finance	0	60,870	10,076	70,946
Industrials	0	110,083	0	110,083
Utilities	0	35,813	0	35,813
Municipal Bonds & Notes
Puerto Rico	0	16,129	0	16,129
Non‑Agency Mortgage-Backed Securities	0	414,640	0	414,640
Asset-Backed Securities	0	220,804	27,771	248,575
Sovereign Issues	0	5,786	0	5,786
Common Stocks
Financials	2,212	0	0	2,212
Industrials	0	0	8,542	8,542
Preferred Securities
Banking & Finance	0	9,701	0	9,701
Real Estate Investment Trusts
Financials	8,404	0	0	8,404

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Short-Term Instruments
Repurchase Agreements	$0	$43,500	$0	$43,500
U.S. Treasury Bills	0	4,115	0	4,115

Total Investments	$10,616	$1,111,553	$121,554	$1,243,723

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	440	0	440
Over the counter	0	712	0	712

	$0	$1,152	$0	$1,152

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(444)	0	(444)
Over the counter	0	(4,788)	0	(4,788)

	$0	$(5,232)	$0	$(5,232)

Total Financial Derivative Instruments	$0	$(4,080)	$0	$(4,080)

Totals	$10,616	$1,107,473	$121,554	$1,239,643

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$71,254	$40,532	$(429)	$1,512	$8	$(6,410)	$2,996	$(34,298)	$75,165	$(2,700)
Corporate Bonds & Notes
Banking & Finance	0	10,076	0	0	0	0	0	0	10,076	0
Industrials	828	16	0	5	0	(105)	0	(744)	0	0
Asset-Backed Securities	45,337	3,000	0	0	0	(14,219)	0	(6,347)	27,771	(13,928)
Common Stocks
Industrials	8,153	569	0	0	0	(180)	0	0	8,542	(180)

Totals	$125,572	$54,193	$(429)	$1,517	$8	$(20,914)	$2,996	$(41,389)	$121,554	$(16,808)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$8,028	Discounted Cash Flow	Discount Rate	10.590‑11.880	10.816
	8,116	Discounted Cash Flow	Discount Spread	9.080	—
	15,282	Proxy Pricing	Base Price	95.286-98.810	97.134
	43,739	Third Party Vendor	Broker Quote	35.000‑103.500	79.914
Corporate Bonds & Notes
Banking & Finance	10,076	Proxy Pricing	Base Price	100.000	—
Asset-Backed Securities	27,771	Discounted Cash Flow	Discount Rate	14.000-20.000	16.168
Common Stocks
Industrials	8,542	Discounted Cash Flow	Discount Rate	11.590	—

Total	$121,554

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	December 31, 2022	(Unaudited)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 174.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 33.2%

American Airlines, Inc.
8.993% (LIBOR03M + 4.750%) due 04/20/2028 ~		$9,397	$9,372

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~		14,042	12,722

Carnival Corp.
5.648% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	22,503	23,219

Casino Guichard-Perrachon SA
5.340% (EUR003M + 4.000%) due 08/31/2025 ~		3,200	2,915

Cengage Learning, Inc.
7.814% (LIBOR06M + 4.750%) due 07/14/2026 ~		$1,587	1,431

Comexposium
TBD% - 5.452% (EUR003M + 3.250%) due 03/28/2025 «~	EUR	7,874	6,954
4.969% (EUR001Y + 4.000%) due 03/28/2026 ~		64,126	57,547

Cromwell EREIT Lux Finco SARL
3.043% (EUR003M + 1.500%) due 11/21/2024 «~		2,000	1,897

Diamond Sports Group LLC
12.317% due 05/25/2026		$29,224	27,769

DirecTV Financing LLC
9.384% (LIBOR01M + 5.000%) due 08/02/2027 ~		3,550	3,464

Encina Private Credit LLC
TBD% - 8.684% (LIBOR01M + 4.366%) due 11/30/2025 «~µ		8,919	8,728

Envision Healthcare Corp.
12.119% due 04/29/2027		52,123	51,016
15.744% due 04/28/2028		122,798	100,489

Exgen Texas Power LLC
10.576% (LIBOR03M + 6.750%) due 10/08/2026 «~		60,819	61,123

Forbes Energy Services LLC
7.000% due 06/30/2023 «		2,629	0
11.000% due 06/30/2023 «		36	0

Gateway Casinos & Entertainment Ltd.
12.138% due 10/15/2027		89,517	88,398
12.565% due 10/18/2027	CAD	19,530	14,244

Gibson Brands, Inc.
9.125% (LIBOR03M + 5.000%) due 08/11/2028 «~		$3,375	2,497

GIP Blue Holding LP
9.230% (LIBOR03M + 4.500%) due 09/29/2028 ~		5	5

Hudson River Trading LLC
7.438% due 03/20/2028		1,683	1,596

Instant Brands Holdings, Inc.
9.735% (LIBOR03M + 5.000%) due 04/12/2028 ~		3,797	2,566

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		33,670	32,576

KKR Apple Bidco LLC
10.134% (LIBOR01M + 5.750%) due 09/21/2029 ~		1,225	1,188

Kronos Acquisition Holdings, Inc.
10.509% due 12/22/2026		8,217	7,971

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~		385	250

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(c)		6,055	3,250

LifeMiles Ltd.
9.985% (LIBOR03M + 5.250%) due 08/30/2026 ~		15,991	14,928

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Market Bidco Ltd.
6.552% (EUR003M + 4.750%) due 07/31/2028 ~	EUR	22,200	$20,972

MPH Acquisition Holdings LLC
8.985% (LIBOR03M + 4.250%) due 09/01/2028 ~		$9,900	8,502

NAC Aviation 29 DAC
4.008% due 06/30/2026		5,000	4,194

Naked Juice LLC
10.680% due 01/24/2030		1,300	1,051

Nuuday AS
TBD% due 12/31/2027	EUR	3,400	3,389

Oi SA
TBD% due 02/26/2035 «		$3,128	1,095

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	51,900	47,868

Preylock Reitman Santa Cruz Mezz LLC
9.944% due 11/09/2023 «(k)		$37,100	36,793

Profrac Services LLC
11.105% due 03/04/2025 «		18,040	18,672

Project Anfora Senior
4.128% (EUR003M + 2.750%) due 10/01/2026 «~(k)	EUR	35,447	37,042

Project Quasar Pledgco SLU
4.936% (EUR001M + 3.250%) due 03/15/2026 «~		19,235	20,150

Promotora de Informaciones SA
TBD% due 06/30/2026 «		15,200	16,108
6.708% (EUR003M + 5.250%) due 12/31/2026 «~		78,496	72,263
8.000% (EUR003M + 8.000%) due 06/30/2027 «~		24,619	23,060

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$8,014	6,672
8.634% (LIBOR01M + 4.250%) due 02/12/2027 «~		1,481	1,233

Quantum Bidco Ltd.
7.616% due 01/29/2028	GBP	16,500	17,046

Redstone Holdco 2 LP
9.108% (LIBOR03M + 4.750%) due 04/27/2028 ~		$11,100	7,738
12.108% (LIBOR03M + 7.750%) due 04/27/2029 ~		2,000	1,014

RegionalCare Hospital Partners Holdings, Inc.
8.165% (LIBOR03M + 3.750%) due 11/16/2025 ~		260	245

Republic of Cote d’lvoire
6.608% (EUR006M + 5.000%) due 03/19/2027 «~	EUR	900	920

Rising Tide Holdings, Inc.
9.485% (LIBOR03M + 4.750%) due 06/01/2028 «~		$16,985	8,068

Sierra Hamilton LLC
15.000% due 09/12/2023 «		7	7

Sigma Bidco BV
3.738% (EUR006M + 3.500%) due 07/02/2025 ~	EUR	690	644
10.870% (WIBOR06M + 3.500%) due 07/02/2025 ~	PLN	85,527	15,007

Softbank Vision Fund
5.000% due 12/21/2025 «		$36,625	35,233

Steenbok Lux Finco 2 SARL
TBD% (LIBOR06M + 10.000%) due 06/30/2023 ~	EUR	46,327	22,192

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(c)		121,831	83,900

Steenbok Lux Finco 2 SARL (7.875% PIK)
7.875% due 06/30/2023 (c)		130	139

Sunseeker
TBD% - 5.550% (LIBOR06M + 5.500%) due 10/31/2028 «~		$25,100	23,883

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunshine Luxembourg SARL
8.480% (LIBOR03M + 3.750%) due 10/01/2026 ~		$1	$1

Syniverse Holdings, Inc.
11.580% due 05/13/2027		113,337	99,454

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		88,182	75,836

Telemar Norte Leste SA
TBD% due 02/26/2035 «		79,358	27,775

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~		81,096	45,768
9.938% (LIBOR01M + 5.000%) due 06/26/2026 ~		10,572	5,966

Veritas U.S., Inc.
9.730% (LIBOR03M + 5.000%) due 09/01/2025 ~		35,068	24,917

Viad Corp.
9.384% (LIBOR01M + 5.000%) due 07/30/2028 ~		3,753	3,559

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		22,680	17,633

Windstream Services LLC
8.423% due 02/28/2027 «		46,280	44,152
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~		14,238	12,949

Total Loan Participations and Assignments (Cost $1,673,435)			1,431,225

CORPORATE BONDS & NOTES 37.8%

BANKING & FINANCE 12.3%

ADLER Group SA
1.500% due 07/26/2024	EUR	600	444
1.875% due 01/14/2026		16,300	7,132
2.250% due 04/27/2027		11,000	4,168
2.250% due 01/14/2029		400	145
2.750% due 11/13/2026		1,500	648
3.250% due 08/05/2025		9,800	4,359
12.500% due 07/31/2025 «(k)		28,740	30,460

ADLER Real Estate AG
1.875% due 04/27/2023		600	597
2.125% due 02/06/2024		5,900	5,605
3.000% due 04/27/2026		1,700	1,272

Ambac Assurance Corp.
5.100% due 12/31/2099 (i)(m)		$185	259

Armor Holdco, Inc.
8.500% due 11/15/2029 (m)		5,100	3,837

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	28,732	26,454
2.625% due 04/28/2025		27,530	26,742
3.625% due 09/24/2024		35,346	36,009
5.375% due 01/18/2028 •		33,989	29,417
8.000% due 01/22/2030 •		8,451	7,938
8.500% due 09/10/2030 •		4,762	4,496
10.500% due 07/23/2029		23,185	23,050

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	6,500	1,599

Barclays PLC
7.250% due 03/15/2023 •(i)(j)	GBP	2,055	2,462

BOI Finance BV
7.500% due 02/16/2027	EUR	10,000	8,645

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027 ^(d)		$400	106
4.450% due 08/17/2026 ^(d)		300	79
5.250% due 05/13/2026 ^(d)		200	53

Claveau Re Ltd.
21.590% (T‑BILL 3MO + 17.250%) due 07/08/2028 ~(m)		8,500	8,325

Corestate Capital Holding SA
3.500% due 04/15/2023 ^(d)	EUR	1,300	218

Corsair International Ltd.
5.473% due 01/28/2027 •		4,900	5,206
5.823% due 01/28/2029 •		2,100	2,225

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	73

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cosaint Re Pte. Ltd.
13.850% (T‑BILL 1MO + 9.250%) due 04/03/2028 ~		$600	$486

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		200	115
3.125% due 10/22/2025		1,200	736
3.875% due 10/22/2030		800	425
4.800% due 08/06/2030		200	107
6.150% due 09/17/2025		1,000	657
8.000% due 01/27/2024		200	155

Credit Suisse Group AG
0.650% due 09/10/2029	EUR	100	72
2.875% due 04/02/2032 •		300	233
3.091% due 05/14/2032 •		$250	173
4.194% due 04/01/2031 •		1,000	778
6.442% due 08/11/2028 •(m)		1,000	912
6.537% due 08/12/2033 •(m)		4,400	3,872
7.250% due 09/12/2025 •(i)(j)(m)		660	475
7.500% due 07/17/2023 •(i)(j)(m)		2,600	2,084
7.500% due 07/17/2023 •(i)(j)		600	481
9.016% due 11/15/2033 •		250	257

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		25	25

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (m)		12,350	11,050

FloodSmart Re Ltd.
17.917% (T‑BILL 3MO + 13.000%) due 03/01/2024 ~		6,084	5,628
21.667% (T‑BILL 3MO + 16.750%) due 03/01/2024 ~(m)		1,737	1,390

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		1,800	1,374
3.875% due 11/13/2029		1,200	949
4.250% due 11/07/2027		200	171
4.500% due 05/29/2029		1,300	1,080
4.750% due 04/27/2027		1,200	1,049
4.950% due 11/07/2047		800	550

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (m)		10,933	9,062

National Health Investors, Inc.
3.000% due 02/01/2031 (m)		200	145

Preferred Term Securities Ltd.
5.149% (US0003M + 0.380%) due 09/23/2035 ~		63	62

Sanders Re Ltd.
16.090% (T‑BILL 3MO + 11.750%) due 04/09/2029 ~		11,610	11,027

Seazen Group Ltd.
4.450% due 07/13/2025		200	141
6.000% due 08/12/2024		200	157
6.150% due 04/15/2023		200	190

Sunac China Holdings Ltd.
7.000% due 07/09/2025 ^(d)		600	131

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (g)		32,281	8,224

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	924	1,103
7.395% due 03/28/2024		3,082	3,724

Uniti Group LP
6.000% due 01/15/2030		$57,451	36,429
6.500% due 02/15/2029		9,015	5,989
7.875% due 02/15/2025		76,481	74,196

Veraison Re Ltd.
6.843% (T‑BILL 1MO + 2.500%) due 03/10/2031 ~		4,600	4,615

VICI Properties LP
4.500% due 01/15/2028		300	277

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		122,450	97,195

			529,901

INDUSTRIALS 20.4%

Air Canada Pass-Through Trust
5.250% due 10/01/2030 (m)		749	708

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altice Financing SA
5.750% due 08/15/2029 (m)		$15,830	$12,481

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (m)		605	524
3.375% due 11/01/2028 (m)		626	523
3.700% due 04/01/2028 (m)		748	647

Arches Buyer, Inc.
4.250% due 06/01/2028 (m)		1,100	862

British Airways Pass-Through Trust
4.250% due 05/15/2034 (m)		54	48

Buffalo Thunder Development Authority
0.000% due 11/15/2029 «(k)		2,483	2

Carvana Co.
10.250% due 05/01/2030		18,300	8,633

CGG SA
7.750% due 04/01/2027	EUR	38,535	33,851
8.750% due 04/01/2027 (m)		$56,461	45,226

Community Health Systems, Inc.
5.250% due 05/15/2030 (m)		3,400	2,570
8.000% due 03/15/2026 (m)		4,179	3,813

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (c)		226	134

CVS Pass-Through Trust
7.507% due 01/10/2032 (m)		1,783	1,857

DISH DBS Corp.
5.250% due 12/01/2026 (m)		17,440	14,723
5.750% due 12/01/2028 (m)		25,200	20,160

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (c)		45,793	12,622

Dufry One BV
3.625% due 04/15/2026	CHF	3,000	2,857

Endurance International Group Holdings, Inc.
6.000% due 02/15/2029 (m)		$14,296	9,846

Exela Intermediate LLC
11.500% due 07/15/2026 (m)		697	122

Fertitta Entertainment LLC
6.750% due 01/15/2030 (m)		2,000	1,617

Foodco Bondco SA
6.250% due 05/15/2026	EUR	1,200	578

Gazprom PJSC Via Gaz Capital SA
7.288% due 08/16/2037		$300	255
8.625% due 04/28/2034		1,081	633

Guara Norte SARL
5.198% due 06/15/2034		8,466	7,175

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (m)		129,139	115,772

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	10,250	10,429

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (c)(m)		$1,900	1,634

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	6,600	5,700

Melco Resorts Finance Ltd.
5.375% due 12/04/2029 (m)		$2,600	2,091
5.750% due 07/21/2028 (m)		36,928	30,935
5.750% due 07/21/2028		200	167

MGM China Holdings Ltd.
4.750% due 02/01/2027 (m)		318	282
5.250% due 06/18/2025 (m)		800	754

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (m)		2,400	2,042

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (c)		3,749	4,171
11.000% due 02/15/2028 (c)(m)		1,579	1,756

Norfolk Southern Corp.
4.100% due 05/15/2121 (m)		100	70

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/30/2023 (g)(i)		5,220	13

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	2,200	1,717

Prosus NV
2.031% due 08/03/2032		500	381
2.778% due 01/19/2034		900	696

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.832% due 02/08/2051		$2,100	$1,276
4.027% due 08/03/2050		3,300	2,070

QVC, Inc.
5.950% due 03/15/2043 (m)		3,234	1,604

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	200	131

Sabre Global, Inc.
11.250% due 12/15/2027		$2,200	2,267

Sands China Ltd.
4.300% due 01/08/2026		200	185
5.625% due 08/08/2025		200	191
5.900% due 08/08/2028		215	202

Seagate HDD Cayman
4.091% due 06/01/2029		1,000	830

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		306	273

Studio City Co. Ltd.
7.000% due 02/15/2027		700	656

Studio City Finance Ltd.
5.000% due 01/15/2029		2,800	2,071
6.000% due 07/15/2025		3,200	2,779
6.500% due 01/15/2028		3,000	2,334

Times Square Hotel Trust
8.528% due 08/01/2026		2,188	2,162

Topaz Solar Farms LLC
4.875% due 09/30/2039		16,145	14,368
5.750% due 09/30/2039		87,708	83,370

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (m)		33,858	7,449

United Airlines Pass-Through Trust
3.500% due 09/01/2031		809	700

United Group BV
4.875% due 07/01/2024	EUR	300	300

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (c)		$7,932	7,988

Vale SA
3.202% due 12/29/2049 ~(i)	BRL	830,470	58,684

Veritas U.S., Inc.
7.500% due 09/01/2025		$27,985	19,334

Viking Cruises Ltd.
13.000% due 05/15/2025		42,633	45,048

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		12,300	9,917

VOC Escrow Ltd.
5.000% due 02/15/2028		1,300	1,120

Wesco Aircraft Holdings, Inc.
10.500% due 11/15/2026		2,377	2,193

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (c)		200,291	184,769

Windstream Escrow LLC
7.750% due 08/15/2028		64,273	52,523

Wynn Macau Ltd.
4.875% due 10/01/2024		210	199
5.125% due 12/15/2029		225	182
5.500% due 01/15/2026		1,800	1,654
5.500% due 10/01/2027		1,200	1,051
5.625% due 08/26/2028		8,100	6,936

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,325	2,334

			880,227

UTILITIES 5.1%

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		52,880	51,052

FEL Energy SARL
5.750% due 12/01/2040 (m)		16,354	14,019

Gazprom PJSC via Gaz Finance PLC
3.000% due 06/29/2027		200	143

NGD Holdings BV
6.750% due 12/31/2026		6,185	2,880

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		$5,074	$2,803

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		25,207	6,743

Oi SA
10.000% due 07/27/2025		63,479	10,969

Pacific Gas & Electric Co.
3.750% due 08/15/2042 (m)		2,842	1,917
4.000% due 12/01/2046		57	38
4.200% due 03/01/2029 (m)		3,800	3,401
4.250% due 03/15/2046 (m)		2,332	1,631
4.300% due 03/15/2045 (m)		1,115	795
4.400% due 03/01/2032 (m)		3,300	2,889
4.450% due 04/15/2042 (m)		5,473	4,093
4.500% due 12/15/2041 (m)		1,802	1,279
4.600% due 06/15/2043 (m)		1,221	927
4.750% due 02/15/2044 (m)		57,224	44,001
4.950% due 07/01/2050 (m)		17,950	13,985
5.250% due 03/01/2052 (m)		2,200	1,806
5.450% due 06/15/2027 (m)		700	691
5.900% due 06/15/2032 (m)		600	587

Peru LNG SRL
5.375% due 03/22/2030		42,051	35,181

Petrobras Global Finance BV
6.625% due 01/16/2034	GBP	8,917	9,374

Rio Oil Finance Trust
9.250% due 07/06/2024		$875	888
9.250% due 07/06/2024 (m)		7,843	7,961

			220,053

Total Corporate Bonds & Notes (Cost $2,010,290)			1,630,181

CONVERTIBLE BONDS & NOTES 0.9%

BANKING & FINANCE 0.2%

PennyMac Corp.
5.500% due 03/15/2026 (m)		7,700	6,309

INDUSTRIALS 0.7%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (c)(m)		33,700	21,652

Vnet Group, Inc.
0.000% due 02/01/2026 (g)		11,800	9,676

			31,328

Total Convertible Bonds & Notes (Cost $50,832)			37,637

MUNICIPAL BONDS & NOTES 1.1%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		165	168

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		480	486

			654

PUERTO RICO 0.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (g)		38,262	16,787
0.000% due 11/01/2051 (g)		10,355	3,495

			20,282

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		355,485	26,470

Total Municipal Bonds & Notes (Cost $61,732)			47,406

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 2.1%

Fannie Mae
0.065% due 10/25/2060 ~(a)	$23,387	$1,593
0.734% due 10/25/2042 ~(m)	1,149	874
1.038% due 08/25/2043 ~(a)	21,516	701
1.531% due 07/25/2041 ~(a)(m)	1,976	140
1.611% due 08/25/2038 •(a)	385	24
1.661% due 08/25/2049 •(a)	182	19
1.661% due 07/25/2059 ~(a)(m)	7,037	883
1.681% due 10/25/2040 •(a)(m)	2,288	104
1.761% due 02/25/2043 •(a)(m)	1,634	155
1.961% due 12/25/2037 ~(a)	48	2
2.131% due 09/25/2037 ~(a)(m)	332	21
2.211% due 03/25/2040 •(a)(m)	1,927	81
2.251% due 12/25/2036 •(a)(m)	1,426	127
2.261% due 11/25/2036 ~(a)	44	2
2.331% due 06/25/2037 •(a)	162	10
2.500% due 01/25/2041 •(m)	3,876	3,579
2.591% due 03/25/2038 •(a)(m)	850	82
2.611% due 02/25/2038 •(a)(m)	494	51
2.711% due 06/25/2023 ~(a)(m)	30	0
3.000% due 01/25/2042 (a)(m)	141	9
3.500% due 08/25/2032 - 06/25/2050 (a)(m)	18,099	3,536
4.000% due 06/25/2050 (a)(m)	10,707	2,102
4.500% due 04/25/2042 (a)(m)	674	96
5.000% due 01/25/2048 - 06/25/2050 (a)(m)	5,537	1,234
10.139% due 07/25/2029 •(m)	9,180	10,022

Freddie Mac
0.443% due 11/15/2048 •(a)	38,429	1,188
0.700% due 11/25/2055 ~(a)	264,411	16,929
1.632% due 04/15/2039 •(a)(m)	1,241	134
1.711% due 06/25/2050 •(a)(m)	1,131	118
1.761% due 05/25/2050 ~(a)(m)	8,004	921
1.832% due 01/15/2047 ~(a)	280	33
1.882% due 09/15/2042 ~(a)(m)	605	37
1.982% due 05/15/2037 •(a)(m)	896	77
2.010% due 11/25/2045 ~(a)(m)	75,137	6,056
2.092% due 05/15/2037 ~(a)	74	5
2.152% due 07/15/2036 •(a)(m)	1,118	93
2.190% due 09/15/2041 ~(m)	602	492
2.262% due 09/15/2036 ~(a)(m)	363	32
2.282% due 05/15/2041 •(a)(m)	704	89
2.372% due 01/25/2051 •(a)	6,534	925
2.372% due 01/25/2051 ~(a)(m)	3,611	472
2.382% due 04/15/2036 ~(a)(m)	276	16
3.000% due 06/25/2050 (a)(m)	11,878	1,975
3.462% due 09/15/2036 •(a)(m)	631	77
3.500% due 07/25/2050 (a)(m)	25,432	5,200
4.000% due 03/15/2027 (a)	135	7
4.000% due 07/25/2050 (a)(m)	19,804	4,426
4.500% due 06/25/2050 (a)(m)	2,254	409
5.000% due 05/25/2048 (a)(m)	7,002	1,201
9.539% due 10/25/2029 •(m)	8,600	9,253
13.389% due 03/25/2029 •(m)	6,840	6,808
14.889% due 10/25/2028 •	1,481	1,530

Ginnie Mae
1.747% due 12/20/2048 ~(a)(m)	3,173	228
1.767% due 08/20/2042 ~(a)(m)	1,491	152
1.897% due 12/20/2040 ~(a)(m)	1,109	50
2.374% due 08/16/2039 •(a)(m)	21	0
2.500% due 09/20/2036 (a)	51,869	4,644
3.500% due 06/20/2042 (a)(m)	206	37

Total U.S. Government Agencies (Cost $99,227)		89,061

NON‑AGENCY MORTGAGE-BACKED SECURITIES 39.1%

245 Park Avenue Trust
3.657% due 06/05/2037 ~	3,826	2,890

280 Park Avenue Mortgage Trust
5.773% due 09/15/2034 ~	12,600	11,587
7.064% due 09/15/2034 •	2,500	2,255

Adjustable Rate Mortgage Trust
4.291% due 03/25/2037 ~	1,375	1,186
4.649% due 03/25/2036 ~(m)	3,258	2,049
4.689% due 03/25/2037 •	778	809
5.771% due 11/25/2037 ^~	868	618

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
4.596% due 08/25/2037 ^•(m)		$8,142	$7,172
4.929% due 11/25/2035 •		570	528

American Home Mortgage Investment Trust
4.929% due 03/25/2037 ~		2,628	1,045
4.989% due 09/25/2045 •(m)		2,883	2,507
5.289% due 02/25/2044 •(m)		9,132	8,088
6.600% due 01/25/2037 þ		4,653	906

Anthracite Ltd.
5.678% due 06/20/2041		2,068	39

ASG Resecuritization Trust
2.710% due 01/28/2037 ~(m)		9,465	7,410
6.000% due 06/28/2037 ~(m)		25,819	13,371

Ashford Hospitality Trust
7.418% due 04/15/2035 •(m)		6,800	6,239

Austin Fairmont Hotel Trust
7.118% due 09/15/2032 •(m)		5,000	4,668

Avon Finance PLC
0.000% due 09/20/2048 (b)(g)	GBP	28,441	29,269
0.000% due 09/20/2048 ~		10	21,880
6.431% due 09/20/2048 ~		20,316	23,963
6.681% due 09/20/2048 ~		8,126	9,539

BAMLL Commercial Mortgage Securities Trust
6.468% due 03/15/2037 •(m)		$7,579	7,235
6.568% due 03/15/2037 ~(m)		6,728	6,294

Banc of America Alternative Loan Trust
2.251% due 06/25/2037 ^•(a)		331	30
4.749% due 06/25/2037 ~		308	229
6.000% due 06/25/2037		111	91
6.000% due 06/25/2046		48	42
6.000% due 07/25/2046 ^		725	606

Banc of America Funding Trust
0.000% due 06/26/2035 ~(m)		1,923	1,725
0.000% due 11/26/2036 ~(m)		26,958	7,018
2.569% due 08/25/2047 ^~		2,622	1,844
2.908% due 05/26/2036 ~(m)		5,516	4,618
2.995% due 12/20/2034 ~		416	295
3.221% due 03/20/2036 ^~		1,018	830
3.426% due 04/20/2035 ^~		1,115	958
3.485% due 01/25/2035 ~		114	111
3.604% due 12/20/2036 ~		27	26
3.721% due 09/20/2047 ^~		191	156
3.775% due 01/20/2047 ^~		85	72
3.860% due 10/20/2046 ^~		314	260
3.870% due 09/20/2037 ~		394	304
4.286% due 09/20/2046 ^~		740	700
4.773% due 04/20/2047 ^~(m)		5,005	3,924
4.809% due 04/25/2037 ^~		1,001	878
5.028% due 02/20/2035 •(m)		3,260	3,100
6.000% due 10/25/2037 ^(m)		2,883	2,185
6.619% due 07/26/2036 ~(m)		8,935	2,859

Banc of America Mortgage Trust
3.574% due 01/25/2036 ~		107	98
4.122% due 10/20/2046 ^~		65	55
5.750% due 10/25/2036 ^		673	538
5.750% due 05/25/2037 ^		615	465
6.000% due 10/25/2036 ^		82	66

Bancorp Commercial Mortgage Trust
8.068% due 08/15/2032 •(m)		4,995	4,958

Bayview Commercial Asset Trust
4.719% due 03/25/2037 ~(m)		168	153

BCAP LLC Trust
1.840% due 02/26/2037 ~(m)		8,774	7,369
2.389% due 02/26/2047 •(m)		12,140	9,466
2.980% due 05/26/2037 ~(m)		1,677	1,491
3.016% due 07/26/2045 ~(m)		3,536	3,272
3.036% due 04/26/2037 ~(m)		6,853	5,388
3.223% due 03/26/2037 ~		848	671
3.280% due 07/26/2036 ~		419	362
3.418% due 06/26/2036 ~		2,194	1,830
3.429% due 05/26/2036 •		4,128	3,204
3.553% due 02/26/2036 ~		2,708	1,888
3.758% due 03/27/2037 ~(m)		4,704	3,828
3.879% due 11/26/2035 ~(m)		2,410	2,135
4.284% due 07/26/2035 ~		423	328
4.516% due 05/26/2035 ~(m)		5,380	4,704
5.500% due 12/26/2035 ~		4,307	2,671

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	75

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/26/2035 ~(m)	$5,629	$3,428
6.000% due 06/26/2037 ~	1,754	1,501
6.000% due 08/26/2037 ~	2,300	1,715
6.000% due 10/26/2037 ~	1,732	1,314
7.313% due 01/26/2036 ~(m)	19,466	4,944

Bear Stearns Adjustable Rate Mortgage Trust
3.354% due 08/25/2047 ^~	178	146
3.696% due 06/25/2047 ^~(m)	1,378	1,236
3.765% due 09/25/2034 ~	37	33
3.845% due 02/25/2036 ^~	328	291
4.017% due 09/25/2034 ~	12	11
4.130% due 10/25/2036 ^~	143	127

Bear Stearns ALT‑A Trust
3.058% due 05/25/2035 ~	148	139
3.125% due 09/25/2034 ~	193	184
3.257% due 04/25/2035 ~	157	135
3.367% due 04/25/2037 ~(m)	4,612	3,445
3.374% due 03/25/2036 ~(m)	1,355	814
3.554% due 05/25/2036 ^~	344	248
3.578% due 11/25/2035 ^~(m)	10,832	7,269
3.587% due 09/25/2035 ^~(m)	7,514	3,147
3.600% due 07/25/2036 ~(m)	52,160	26,774
3.619% due 11/25/2035 ~	30	22
3.642% due 08/25/2046 ^~(m)	4,265	3,029
3.668% due 11/25/2036 ^~	1,715	796
3.697% due 08/25/2036 ^~	295	157
3.849% due 12/25/2046 ^~(m)	3,475	1,958
4.198% due 07/25/2035 ^~	225	162
4.709% due 06/25/2046 ^•(m)	1,228	1,023
4.729% due 08/25/2036 ^~(m)	14,991	12,274
4.789% due 02/25/2034 •(m)	2,693	2,384
4.889% due 01/25/2036 ^•(m)	4,045	5,220
5.514% due 01/25/2035 •	1,091	998
5.514% due 03/25/2035 •(m)	5,827	6,585

Bear Stearns Asset-Backed Securities Trust
6.000% due 12/25/2035 ^	345	199
6.500% due 03/25/2037 þ(m)	8,915	7,382

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	398	399

Beast Mortgage Trust
7.768% due 03/15/2036 •(m)	6,000	4,843

Beneria Cowen & Pritzer Collateral Funding Corp.
7.956% due 06/15/2038 ~(m)	11,100	9,141

BMO Mortgage Trust
3.269% due 02/17/2055 ~(m)	7,850	6,425

BX Commercial Mortgage Trust
6.668% (US0001M + 2.350%) due 04/15/2034 ~	6,000	5,398
7.405% due 04/15/2034 ~	4,000	3,433

BX Trust
6.555% due 10/15/2036 •(m)	1,010	941
7.055% due 10/15/2036 ~(m)	7,993	7,329
7.238% due 05/15/2030 •(m)	5,500	5,173
7.593% due 07/15/2034 •(m)	11,277	11,109

BXP Trust
2.775% due 01/15/2044 ~	3,000	1,885

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	367	338

CD Mortgage Trust
5.688% due 10/15/2048 (m)	1,469	1,295

Chase Mortgage Finance Trust
3.499% due 01/25/2036 ^~	3,676	3,125
3.824% due 03/25/2037 ^~	1,055	964
6.000% due 03/25/2037 ^	523	284

Citigroup Commercial Mortgage Trust
5.447% due 12/10/2049 ~(m)	8,727	4,307
8.093% due 12/15/2036 ~(m)	8,665	8,115

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029	130	123

Citigroup Mortgage Loan Trust
2.524% due 03/25/2037 ^~	176	165
2.524% due 03/25/2037 ^~(m)	2,082	1,723
2.836% due 07/25/2036 ^~	1,980	1,198
3.125% due 08/25/2037 «~	1,632	856
3.491% due 03/25/2037 ^~	499	473
3.619% due 08/25/2034 ~(m)	6,115	5,540
3.871% due 09/25/2037 ^~(m)	2,326	2,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.909% due 10/25/2035 ^~(m)	$1,215	$1,129
3.993% due 04/25/2037 ^~	369	309
4.217% due 02/25/2036 ~(m)	5,549	5,032
5.500% due 11/25/2035 ^	228	205
5.500% due 12/25/2035	1,909	1,056
6.000% due 07/25/2036 (m)	4,115	2,204
6.380% due 03/25/2036 ^•	100	91
6.500% due 09/25/2036	912	540

Colony Mortgage Capital Ltd.
7.735% due 11/15/2038 ~(m)	17,200	15,661

COLT Mortgage Loan Trust
4.800% due 03/25/2067 ~(m)	4,900	4,171

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~(m)	5,449	5,284

Commercial Mortgage Loan Trust
6.480% due 12/10/2049 ~(m)	6,071	972

Commercial Mortgage Trust
6.012% due 07/10/2038 ~(m)	4,688	3,100
8.468% due 12/15/2038 ~(m)	10,004	8,255
9.318% due 12/15/2038 ~(m)	5,000	3,926
10.318% due 12/15/2038 ~(m)	3,360	2,437

Connecticut Avenue Securities Trust
6.678% due 12/25/2041 •(m)	2,600	2,406
9.178% due 03/25/2042 ~	1,400	1,405
9.428% due 12/25/2041 ~	1,200	1,027
9.928% due 10/25/2041 ~(m)	3,600	3,282
10.278% due 05/25/2042 •(m)	550	574
13.428% due 03/25/2042 •(m)	3,400	3,289
14.528% due 05/25/2042 •(m)	600	602

Countrywide Alternative Loan Resecuritization Trust
7.000% due 01/25/2037 ^	5,108	1,136

Countrywide Alternative Loan Trust
0.808% due 12/25/2035 ~(a)	8,351	364
1.753% due 12/25/2035 ~(a)	3,236	266
2.761% due 07/25/2036 •(a)	7,088	1,113
2.898% due 11/25/2046 •(m)	2,455	2,034
3.131% due 05/25/2036 ~(m)	2,701	2,369
3.358% due 07/20/2035 ^•(m)	5,277	4,313
3.385% due 06/25/2037 ^~	83	69
4.543% due 03/20/2047 ~	415	330
4.639% due 06/25/2037 ^~	529	422
4.739% due 05/25/2036 ^•	1,186	370
4.739% due 08/25/2036 ^~	810	365
4.749% due 05/25/2036 •(m)	7,844	7,105
4.769% due 09/25/2046 ^~(m)	5,733	4,927
4.809% due 08/25/2047 ^•	876	705
4.829% due 05/25/2047 ~(m)	5,083	2,772
4.849% due 03/25/2036 ~(m)	8,134	8,010
4.889% due 06/25/2037 •(m)	5,945	4,631
4.909% due 07/25/2036 ~(m)	8,347	6,667
4.953% due 11/20/2035 •	82	73
5.069% due 09/25/2035 ~	2,512	1,490
5.069% due 10/25/2046 ^•	110	81
5.089% due 10/25/2035 ^•	502	345
5.500% due 03/29/2023	17	14
5.500% due 07/25/2035 ^	715	397
5.500% due 10/25/2035 ^	123	88
5.500% due 11/25/2035 ^	336	212
5.500% due 11/25/2035	1,469	925
5.500% due 12/25/2035 ^	702	399
5.500% due 01/25/2036 ^	65	60
5.500% due 02/25/2036 ^	906	580
5.500% due 02/25/2036	839	603
5.500% due 05/25/2036 (m)	2,701	2,231
5.500% due 05/25/2036 ^	877	724
5.500% due 04/25/2037 ^(m)	1,555	859
5.750% due 01/25/2036	133	77
5.750% due 05/25/2036 ^	144	65
5.750% due 01/25/2037 ^(m)	7,951	4,495
5.750% due 04/25/2037 ^(m)	1,034	868
5.849% due 11/25/2035 •(m)	8,189	7,291
6.000% due 03/25/2035 ^	286	140
6.000% due 11/25/2035 ^	324	67
6.000% due 04/25/2036	487	241
6.000% due 04/25/2036 ^	186	102
6.000% due 08/25/2036 ^	236	138
6.000% due 11/25/2036 ^	227	134
6.000% due 12/25/2036	153	68
6.000% due 01/25/2037 ^	1,558	1,157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2037 ^	$2,150	$866
6.000% due 03/25/2037 ^	2,585	1,053
6.000% due 03/25/2037 ^(m)	8,389	3,419
6.000% due 04/25/2037 ^	5,233	2,466
6.000% due 04/25/2037 ^(m)	3,719	1,878
6.000% due 09/25/2037 (m)	7,694	2,954
6.250% due 12/25/2036 ^•	500	231
6.500% due 09/25/2032 ^	73	67
6.500% due 06/25/2036 ^	311	156
6.500% due 11/25/2036	8,382	2,927
7.731% due 07/25/2035 ~	62	58
12.668% due 05/25/2037 ^•	660	678

Countrywide Asset-Backed Certificates Trust
4.869% due 04/25/2036 ^•	409	343

Countrywide Home Loan Mortgage Pass-Through Trust
3.001% due 05/20/2036 ^~	843	719
3.018% due 06/20/2035 ~	19	18
3.424% due 08/20/2035 ^~	30	28
3.445% due 11/25/2035 ^~	836	657
3.515% due 03/25/2037 ^~	676	519
3.632% due 11/20/2035 ~(m)	5,481	4,842
3.643% due 06/25/2047 ^~(m)	1,313	1,274
3.680% due 08/25/2034 ^~	3	3
3.777% due 09/20/2036 ~	2,574	2,228
3.969% due 09/25/2047 ^~	1,722	1,272
4.989% due 03/25/2035 •	146	101
5.000% due 11/25/2035 ^	21	12
5.069% due 03/25/2036 ~	480	256
5.500% due 12/25/2034	52	49
5.500% due 08/25/2035 ^	31	18
5.500% due 11/25/2035 ^	25	14
6.000% due 07/25/2037 ^	143	70
6.000% due 08/25/2037 (m)	3,038	1,510
6.000% due 08/25/2037 ^	1	1
6.259% due 03/25/2046 ^~(m)	24,894	15,886

Credit Suisse Commercial Mortgage Trust
5.620% due 01/15/2049 ~(m)	10,300	11,330

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^	236	146
7.500% due 05/25/2032	733	730

Credit Suisse Mortgage Capital Certificates
1.954% due 02/27/2047 ~(m)	33,666	13,116
3.147% due 06/25/2036 ~	3,303	2,869
3.176% due 12/29/2037 ~	2,851	1,827
3.317% due 05/27/2036 ~	2,349	1,817
3.323% due 04/28/2037 ~(m)	2,261	2,080
3.554% due 05/26/2036 ~(m)	4,434	3,637
3.580% due 09/26/2047 ~(m)	16,861	8,423
3.800% due 10/26/2036 ~(m)	10,151	9,244
3.854% due 04/26/2035 ~(m)	7,528	6,853
3.863% due 07/26/2037 ~(m)	5,790	4,985
5.750% due 05/26/2037 (m)	11,460	7,190
7.000% due 08/26/2036 (m)	14,477	3,615
7.000% due 08/27/2036	2,939	1,316
13.782% due 11/25/2037 ~(m)	7,412	6,505
13.782% due 11/27/2037 •(m)	8,557	7,044

Credit Suisse Mortgage Capital Mortgage-Backed Trust
4.989% due 07/25/2036 ^~	407	74
6.000% due 07/25/2036	1,755	940
6.396% due 04/25/2036 þ(m)	4,755	2,601
6.500% due 05/25/2036 ^	2,717	1,059

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^	11,226	2,840
7.218% due 07/15/2038 •(m)	15,850	13,691
7.618% due 07/15/2032 •(m)	7,454	6,807
8.218% due 07/15/2038 ~(m)	13,700	11,073
8.668% due 07/15/2032 ~	10,000	9,110

DBGS Mortgage Trust
6.368% due 06/15/2033 ~	3,600	2,900
6.918% due 06/15/2033 •	6,100	4,751
7.468% due 10/15/2036 •(m)	26,404	22,460

Deutsche ALT‑A Securities, Inc. Mortgage Loan Trust
4.539% due 02/25/2047 •	328	195
5.500% due 12/25/2035 ^	498	423

Deutsche ALT‑B Securities, Inc. Mortgage Loan Trust
4.689% due 04/25/2037 ~(m)	4,021	2,829
6.250% due 07/25/2036 ^~	40	33

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		$67	$64

DOLP Trust
3.704% due 05/10/2041 ~(m)		20,000	12,388

Downey Savings & Loan Association Mortgage Loan Trust
4.519% due 04/19/2047 ^~		220	227

Dssv SARL
4.378% (EUR003M + 3.000%) due 10/15/2024 «~	EUR	7,205	7,660

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	6	4,037
2.845% due 03/13/2045 •	EUR	7,067	6,164
4.761% (SONIO/N + 1.369%) due 06/13/2045 ~	GBP	15,140	15,142
5.111% due 09/13/2045 •		15,554	16,966
5.261% (SONIO/N + 1.869%) due 06/13/2045 ~		9,324	8,966
5.761% due 09/13/2045 •		11,113	11,862
7.011% (SONIO/N + 3.619%) due 06/13/2045 ~		3,316	3,190
7.361% due 09/13/2045 •		9,266	10,928

Extended Stay America Trust
8.018% due 07/15/2038 ~(m)		$44,807	42,187

Finsbury Square PLC
8.909% due 06/16/2070 •	GBP	1,000	1,205

First Horizon Alternative Mortgage Securities Trust
0.000% due 03/27/2023		$2	0
2.711% due 11/25/2036 •(a)		750	112
3.777% due 05/25/2036 ^~		502	412
3.865% due 02/25/2036 ~		33	26
3.935% due 08/25/2035 ^~		130	11
3.991% due 11/25/2036 ^~		474	341
6.250% due 11/25/2036 ^		57	21

First Horizon Mortgage Pass-Through Trust
2.848% due 05/25/2037 ^~		2,257	988
3.803% due 01/25/2037 ^~		216	137
3.857% due 07/25/2037 ^~		14	10
5.500% due 08/25/2037 ^		213	84

Freddie Mac
7.278% due 09/25/2041 •(m)		6,000	5,151
7.678% due 02/25/2042 •(m)		16,000	15,097
8.678% due 02/25/2042 ~(m)		5,000	4,587
8.678% due 01/25/2051 •		2,300	1,788
8.728% due 10/25/2050 •		2,500	2,565
9.428% due 01/25/2034 •		2,800	2,210
10.178% due 09/25/2041 •(m)		6,400	5,151
10.928% due 12/25/2041 ~		500	399
11.428% due 10/25/2041 ~(m)		4,900	4,191
12.428% due 02/25/2042 ~		2,350	1,949

GC Pastor Hipotecario FTA
2.233% due 06/21/2046 •	EUR	21,023	19,022

GMAC Mortgage Corp. Loan Trust
3.760% due 07/19/2035 ~		$18	15

GreenPoint Mortgage Funding Trust
4.749% due 01/25/2037 •		550	465
4.789% due 12/25/2046 ^~(m)		2,640	2,365

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(m)		39,357	37,102
6.868% due 11/15/2032 ~		10,358	9,870
6.918% due 08/15/2032 •(m)		10,621	10,029
7.418% due 08/15/2032 ~(m)		11,668	10,945

GS Mortgage Securities Trust
0.461% due 08/10/2043 ~(a)		1,027	9

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 (b)(g)		86	85
0.000% due 07/25/2059 ~(a)		264,625	2,646
0.000% due 07/25/2059 ~(m)		20,073	12,361

GSC Capital Corp. Mortgage Trust
4.749% due 05/25/2036 ^•		1,264	1,148

GSR Mortgage Loan Trust
3.796% due 01/25/2036 ^~		308	297
4.041% due 12/25/2034 ~		7	6
4.113% due 11/25/2035 ~		126	72
4.839% due 07/25/2037 ^~		233	45

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 09/25/2034		$277	$270
6.500% due 08/25/2036 ^~		604	226

HarborView Mortgage Loan Trust
3.435% due 06/19/2045 ^~		946	472
3.508% due 08/19/2036 ^~		71	61
4.719% due 02/19/2046 •		792	639
4.759% due 11/19/2036 ~		1,177	969
4.819% due 03/19/2036 ^•(m)		7,360	6,405
4.839% due 01/19/2036 ~(m)		4,425	2,699
4.899% due 06/19/2034 •		68	60
4.979% due 01/19/2035 •		116	96
5.328% due 06/20/2035 •(m)		4,335	3,748
5.703% due 06/20/2035 ~		1,000	867

Harbour PLC
5.044% due 01/28/2054 •	GBP	2,200	2,498
5.544% due 01/28/2054 •		12,153	13,639

HomeBanc Mortgage Trust
2.839% due 04/25/2037 ^~(m)		$2,537	2,275
4.889% due 03/25/2035 •		89	74

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		2,430	2,067

IM Pastor Fondo de Titluzacion Hipotecaria
2.221% due 03/22/2043 •	EUR	16,243	14,779
2.221% due 03/22/2044 •		755	736

Impac CMB Trust
4.909% due 11/25/2035 ^~		$113	96
5.109% due 10/25/2034 ~		77	70

Impac Secured Assets Trust
4.609% due 05/25/2037 ^•		2	2

IndyMac IMSC Mortgage Loan Trust
3.324% due 06/25/2037 ^~(m)		2,797	1,931

IndyMac INDA Mortgage Loan Trust
2.826% due 03/25/2037 ~		18	15
3.644% due 12/25/2036 ^~		459	390

IndyMac INDX Mortgage Loan Trust
2.824% due 06/25/2037 ^~		142	115
2.842% due 02/25/2035 ~		210	180
3.025% due 05/25/2037 ^~		1,749	1,398
3.196% due 11/25/2035 ^~(m)		2,494	2,147
3.215% due 06/25/2036 ~		617	558
3.459% due 11/25/2036 ^~		567	493
4.789% due 11/25/2046 ~(m)		3,598	3,137
4.809% due 11/25/2036 •		113	103
4.849% due 04/25/2035 ~		42	37
4.889% due 02/25/2037 •		2,167	1,369
4.989% due 07/25/2036 •		320	221
5.189% due 08/25/2034 ~		112	93
5.249% due 09/25/2034 ~		191	163

Jackson Park Trust
3.242% due 10/14/2039 ~(m)		3,900	2,819

Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,560	1,119

JP Morgan Alternative Loan Trust
3.133% due 05/25/2036 ^~		588	336
3.382% due 11/25/2036 ^~		87	85
4.529% due 06/27/2037 •(m)		5,048	3,776
4.789% due 06/25/2037 •(m)		22,943	9,760
5.500% due 11/25/2036 ^~		8	3
6.000% due 12/25/2035 ^		551	400
6.460% due 12/25/2036 ^þ(m)		2,452	2,327
6.632% due 06/27/2037 ~(m)		13,264	5,929

JP Morgan Chase Commercial Mortgage Securities Trust
5.310% due 06/12/2041 ~(m)		328	318
5.618% (US0001M + 1.050%) due 12/15/2036 ~		7,905	6,958
6.068% due 12/15/2036 ~		2,500	2,128
7.833% due 11/15/2038 ~(m)		11,300	10,440
9.578% due 11/15/2038 •(m)		19,700	17,467

JP Morgan Mortgage Trust
3.349% due 05/25/2036 ^~		199	161
3.570% due 07/25/2035 ~		26	24
3.590% due 10/25/2036 ~		359	267
3.614% due 10/25/2036 ^~		14	10
3.767% due 06/25/2037 ^~(m)		1,753	1,390
6.000% due 08/25/2037 ^		342	190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Resecuritization Trust
4.238% due 03/21/2037 ~		$376	$342
6.000% due 09/26/2036 ~		1,116	844
6.500% due 04/26/2036 ~		4,092	1,513

Lansdowne Mortgage Securities PLC
2.421% due 09/16/2048 •	EUR	6,555	6,425
2.506% due 06/15/2045 •		800	607

Lavender Trust
6.000% due 11/26/2036 (m)		$7,067	6,122
6.250% due 10/26/2036 (m)		3,650	1,948

Lehman Mortgage Trust
5.909% due 04/25/2036 ^~		199	132
6.000% due 08/25/2036 ^		462	374
6.000% due 09/25/2036 ^		336	188
6.000% due 05/25/2037 ^		25	24
6.000% due 01/25/2038 ^		488	461
6.500% due 09/25/2037 ^		3,150	1,135
7.250% due 09/25/2037 ^(m)		31,099	9,351

Lehman XS Trust
4.944% due 08/25/2047 ^~		241	207
4.949% due 07/25/2037 ~(m)		22,489	14,661
5.389% due 07/25/2047 •(m)		3,395	2,775

LUXE Commercial Mortgage Trust
7.568% due 10/15/2038 •(m)		5,211	4,780

MASTR Adjustable Rate Mortgages Trust
2.788% due 01/25/2047 ^~		45	44
3.365% due 10/25/2034 ~		188	168
4.724% due 05/25/2047 ^~(m)		6,765	5,476

MASTR Alternative Loan Trust
4.739% due 03/25/2036 ~		19,984	2,257
4.789% due 03/25/2036 ^•		26,415	3,017

MBRT
7.217% due 11/15/2036 ~(m)		9,308	8,861

Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^(m)		2,361	1,828

Merrill Lynch Mortgage Investors Trust
2.736% due 03/25/2036 ^~(m)		6,683	3,670
2.762% due 05/25/2036 ~		1,593	1,477

MFA Trust
4.039% due 04/25/2065 ~(m)		14,456	10,969

Morgan Stanley Capital I Trust
7.368% (US0001M + 3.050%) due 07/15/2035 ~		10,478	9,850

Morgan Stanley Capital Trust
5.818% due 12/15/2036 ~		453	406
6.562% due 12/15/2036 •(m)		18,590	14,020
8.513% due 12/15/2023 •(m)		18,000	16,016
9.412% due 12/15/2023 ~(m)		19,500	17,027

Morgan Stanley Mortgage Loan Trust
3.572% due 07/25/2035 ^~		598	497
3.662% due 05/25/2036 ^~		1,653	788
3.932% due 01/25/2035 ^~(m)		186	152
4.699% due 01/25/2035 ~		318	284
4.729% due 05/25/2036 •		148	30
5.750% due 12/25/2035 ^		186	133
5.962% due 06/25/2036 ^~		1,834	561
6.000% due 08/25/2037 ^		140	61

Morgan Stanley Re‑REMIC Trust
2.666% due 03/26/2037 þ(m)		1,375	1,288
2.702% due 02/26/2037 •		2,182	1,974
3.548% due 06/26/2035 ~(m)		10,890	8,064
3.570% due 07/26/2035 ~(m)		8,000	7,522
4.194% due 09/26/2035 ~(m)		740	686
6.000% due 04/26/2036 (m)		7,596	7,406

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		4,255	3,812

Mortgage Funding PLC
6.711% due 03/13/2046 •	GBP	1,000	1,133

Natixis Commercial Mortgage Securities Trust
7.468% due 11/15/2034 ~(m)		$8,574	8,275
8.468% due 11/15/2034 •(m)		3,718	3,490

New Residential Mortgage Loan Trust
3.881% due 11/25/2059 ~		8,300	3,626

New York Mortgage Trust
3.558% due 08/25/2061 þ(m)		1,000	847
5.250% due 07/25/2062 þ(m)		14,945	14,082

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	77

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newgate Funding PLC
3.296% due 12/15/2050 •	EUR	1,126	$1,072
3.546% due 12/15/2050 •		2,149	1,885

Nomura Resecuritization Trust
4.421% due 09/26/2035 ~(m)		$3,968	3,440

NovaStar Mortgage Funding Trust
0.412% due 09/25/2046 •		157	149

PMT Credit Risk Transfer Trust
7.287% due 02/27/2024 •(m)		4,531	4,345

Preston Ridge Partners Mortgage LLC
6.291% due 02/25/2027 þ(m)		1,000	933

Prime Mortgage Trust
4.739% due 06/25/2036 ^•		1,572	1,104
7.000% due 07/25/2034		51	44

RBSSP Resecuritization Trust
0.000% due 06/26/2037 ~		419	359
2.880% due 07/26/2045 ~(m)		10,865	10,153
3.707% due 05/26/2037 ~		2,927	1,849
4.137% due 09/26/2035 ~		3,470	2,054
6.000% due 03/26/2036 ^~		3,540	2,049

Regal Trust
2.605% due 09/29/2031 •		1	1

Residential Accredit Loans, Inc. Trust
3.048% due 01/25/2046 ^•(m)		3,008	2,436
4.689% due 02/25/2037 •		312	271
4.749% due 07/25/2036 ^•(m)		6,921	2,941
4.769% due 05/25/2037 •(m)		7,442	6,485
4.809% due 06/25/2037 ~		758	681
5.240% due 01/25/2036 ~		59	63
5.500% due 04/25/2037		45	35
6.000% due 08/25/2035 ^		670	559
6.000% due 12/25/2035 ^(m)		1,375	1,159
6.000% due 06/25/2036		156	126
6.000% due 09/25/2036 ^(m)		3,115	1,380
6.000% due 11/25/2036 ^(m)		1,505	1,216
6.000% due 01/25/2037 ^		229	174
6.250% due 02/25/2037 ^(m)		2,260	1,758
6.500% due 09/25/2037 ^		823	650
7.000% due 10/25/2037 (m)		4,904	3,765

Residential Asset Mortgage Products Trust
8.000% due 05/25/2032		384	256

Residential Asset Securitization Trust
5.500% due 07/25/2035		615	377
6.000% due 02/25/2037 ^		166	77
6.000% due 03/25/2037 ^		2,794	961
6.000% due 07/25/2037 ^		6,193	2,503
6.250% due 08/25/2037 ^		4,069	1,161

Residential Funding Mortgage Securities, Inc. Trust
4.938% due 07/27/2037 ^~		113	86
5.850% due 11/25/2035 ^		57	52
6.000% due 04/25/2037 ^		437	333
6.000% due 06/25/2037 ^		162	121

RiverView HECM Trust
5.140% due 05/25/2047 •		9,777	9,450

Seasoned Credit Risk Transfer Trust
2.488% due 11/25/2061 ~(a)		4,499	1,419
4.053% due 11/25/2059 ~(m)		6,796	2,538
4.250% due 11/25/2059 ~(m)		4,530	3,858
4.250% due 09/25/2060		1,800	1,550
4.250% due 03/25/2061 ~		700	556
4.500% due 11/25/2061 ~(m)		3,900	3,051
5.000% due 04/25/2062 ~(m)		3,400	2,647
5.370% due 03/25/2061 ~		500	257
9.140% due 11/25/2060 ~		1,199	920
11.761% due 09/25/2060 ~		1,596	1,159

Sequoia Mortgage Trust
3.044% due 01/20/2038 ^~		81	65
3.867% due 02/20/2034 •		177	155
4.151% due 09/20/2032 ~		227	203
5.093% due 07/20/2036 •		144	20
5.553% due 10/20/2027 ~		276	248

SFO Commercial Mortgage Trust
6.118% due 05/15/2038 •		1,630	1,433

SG Commercial Mortgage Securities Trust
4.509% due 02/15/2041 ~(m)		9,000	6,720

SMRT Commercial Mortgage Trust
7.036% due 01/15/2039 •(m)		29,800	27,305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		$500	$303

Starwood Mortgage Trust
7.318% due 04/15/2034 ~		9,724	8,959
8.318% due 04/15/2034 •		6,612	6,267

Stratton Hawksmoor PLC
5.298% due 02/25/2053 ~	GBP	1,967	2,138
6.048% due 02/25/2053 •		4,300	4,594

Stratton Mortgage Funding PLC
6.426% due 07/20/2060 ~		2,000	2,342
7.387% due 03/12/2052 •		2,500	2,900

Structured Adjustable Rate Mortgage Loan Trust
3.140% due 02/25/2037 ^~		$6,259	4,373
3.490% due 04/25/2047 ~		1,112	574
3.694% due 01/25/2036 ^~		585	368
3.892% due 08/25/2036 ~		2,292	632

Structured Asset Mortgage Investments Trust
3.696% due 02/25/2036 ~		3,025	1,628
4.729% due 03/25/2037 ^~		934	264
4.769% due 07/25/2046 ^~		9,233	6,397
4.809% due 05/25/2036 •		1,041	787
4.809% due 08/25/2036 ^•		797	628
4.849% due 05/25/2045 ~		60	53

Structured Asset Securities Corp. Mortgage Pass‑Through Certificates
4.138% due 01/25/2034 ~		79	75

SunTrust Adjustable Rate Mortgage Loan Trust
3.128% due 02/25/2037 ^~		1,227	1,062

SunTrust Alternative Loan Trust
2.761% due 04/25/2036 ^~(a)		3,903	598

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		208	84
6.500% due 07/25/2036		18,324	4,512

TDA Mixto Fondo de Titulizacion de Activos
1.778% due 10/28/2050 •	EUR	8,426	4,764
2.331% due 12/28/2050 ~		2,857	2,367

Tharaldson Hotel Portfolio Trust
7.698% due 11/11/2034 ~		$7,390	6,927

Verus Securitization Trust
5.412% due 07/25/2067 ~		4,300	3,717

VNDO Mortgage Trust
3.903% due 01/10/2035 ~		4,814	3,657

WaMu Mortgage Pass-Through Certificates Trust
2.335% due 03/25/2033 ~		26	25
2.798% due 06/25/2047 ^•		1,649	1,194
2.846% due 07/25/2047 ^~		390	329
2.858% due 07/25/2047 •		11,858	9,502
2.928% due 10/25/2046 ^•		223	186
2.945% due 03/25/2037 ^~		245	192
3.096% due 07/25/2046 •		2,736	2,227
3.211% due 02/25/2037 ^~		203	183
3.227% due 06/25/2037 ^~		660	573
3.292% due 03/25/2037 ^~		1,702	1,536
3.313% due 11/25/2036 ^~		98	87
3.389% due 07/25/2037 ^~		1,039	765
3.524% due 07/25/2037 ^~		523	475
3.683% due 08/25/2036 ^~		1,002	912
4.929% due 07/25/2045 ~		103	95
5.229% due 06/25/2044 ~		87	78

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	0	1,779
6.087% due 12/21/2049 •		646	781
6.587% due 12/21/2049 •		646	781

Washington Mutual Mortgage Pass-Through Certificates Trust
2.558% due 06/25/2046 ~		$5,617	3,125
2.898% due 10/25/2046 ^•		268	218
3.725% due 06/25/2033 ~		66	59
4.869% due 01/25/2047 ^~		7,640	6,747
4.989% due 07/25/2036 ^~		3,304	2,105
5.750% due 11/25/2035 ^		847	781
5.967% due 05/25/2036 ^þ		3,697	3,204
6.000% due 04/25/2037 ^		1,412	1,198

Wells Fargo Alternative Loan Trust
3.563% due 07/25/2037 ^~		1,324	1,161
5.750% due 07/25/2037 ^		193	154

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage Loan Trust
2.879% due 04/27/2036 ~		$3,706	$3,369
3.466% due 03/27/2037 ~		3,352	2,015

Wells Fargo Mortgage-Backed Securities Trust
4.198% due 09/25/2036 ^~		4	4
4.511% due 10/25/2036 ^~		5	5
6.000% due 06/25/2037 ^		62	52

Worldwide Plaza Trust
3.596% due 11/10/2036 ~		8,000	4,771

Total Non‑Agency Mortgage-Backed Securities (Cost $1,845,062)			1,684,600

ASSET-BACKED SECURITIES 33.9%

510 Loan Acquisition Trust
5.107% due 09/25/2060 þ(m)		18,496	17,654

Acacia CDO Ltd.
5.400% due 11/08/2039 •(m)		8,686	2,747

Access Financial Manufactured Housing Contract Trust
7.650% due 02/15/2023		200	3

ACE Securities Corp. Home Equity Loan Trust
4.499% due 12/25/2036 ~(m)		21,840	6,354
5.349% due 08/25/2035 •		5,029	3,670
5.484% due 07/25/2035 ^•(m)		17,938	15,222

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	503

Aegis Asset-Backed Securities Trust Mortgage Pass‑Through Certificates
6.489% due 09/25/2034 ~		$740	719

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(m)		1,988	1,358

American Money Management Corp. CLO Ltd.
10.071% due 04/14/2029 ~		6,100	5,521

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.574% due 09/25/2032 •		1,148	979
6.114% due 05/25/2034 •		154	147
7.239% due 08/25/2032 •		309	299

Argent Securities Trust
4.539% due 09/25/2036 •(m)		7,788	2,601
4.589% due 06/25/2036 ~		6,641	1,872
4.629% due 04/25/2036 ~		1,051	349
4.689% due 06/25/2036 ~		3,739	1,054
4.769% due 03/25/2036 ~(m)		10,362	5,538

Argent Securities, Inc. Asset-Backed Pass‑Through Certificates
5.079% due 11/25/2035 •(m)		29,851	24,012
5.149% due 02/25/2036 •(m)		22,119	16,879

Asset-Backed Funding Certificates Trust
4.539% due 10/25/2036 •		1,455	1,419
4.949% due 10/25/2033 •(m)		167	158
5.439% due 03/25/2034 ^•		490	463

Banco Bilbao Vizcaya Argentaria
2.731% due 03/22/2046 •	EUR	563	362

Bear Stearns Asset-Backed Securities Trust
2.906% due 09/25/2034 ~		$148	142
2.906% due 09/25/2034 •		50	49
3.644% due 07/25/2036 ~		76	75
3.745% due 10/25/2036 ~		190	168
3.847% due 10/25/2036 ~		2,549	1,532
4.529% due 12/25/2036 •(m)		9,768	13,108
5.119% due 12/25/2034 •(m)		17,198	16,539
5.889% due 10/27/2032 ~		1	3

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	533

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	870

Carrington Mortgage Loan Trust
4.469% due 03/25/2035 ~		634	517
4.809% due 12/26/2036 •(m)		13,201	10,189

Cavendish Square Funding PLC
3.652% due 02/11/2055 ~	EUR	557	596

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$3,390	779

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
4.539% due 12/25/2036 ~(m)		$17,881	$7,478
4.549% due 12/25/2036 ~(m)		11,763	6,632
4.589% due 05/25/2037 ~		452	312
4.609% due 12/25/2036 •(m)		13,101	5,499
4.643% due 03/25/2036 ^þ		1,496	723
4.709% due 09/25/2036 •(m)		11,141	8,013
5.089% due 11/25/2046 •(m)		4,267	3,494
6.352% due 05/25/2036 ^þ		382	142
6.851% due 05/25/2036 ^þ		2,219	823

Cologix Canadian Issuer LP
7.740% due 01/25/2052	CAD	2,000	1,352

Conseco Finance Corp.
6.530% due 02/01/2031 ~		$512	449
7.060% due 02/01/2031 ~		2,228	1,986
7.500% due 03/01/2030 ~		6,350	2,641

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		361	355
7.960% due 05/01/2031		1,462	472
8.060% due 09/01/2029 ~		2,914	668
8.260% due 12/01/2030 ~		4,584	1,292
8.850% due 12/01/2030 ~		5,630	1,173
9.163% due 03/01/2033 ~		9,787	8,903
9.546% due 12/01/2033 ~		6,480	5,905

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	1,599	502

Coronado CDO Ltd.
6.000% due 09/04/2038 (m)		$3,819	2,023
6.265% due 09/04/2038 •(m)		24,106	11,330

Countrywide Asset-Backed Certificates
4.669% due 03/25/2037 •(m)		12,116	11,721
4.779% due 01/25/2046 ^~(m)		36,062	28,499
5.069% due 12/25/2036 ^•		293	217
5.289% due 03/25/2047 ^•		995	819
5.489% due 05/25/2047 ^•(m)		5,321	4,049

Countrywide Asset-Backed Certificates Trust
4.160% due 02/25/2036 ~		3	3
4.483% due 10/25/2032 ^~(m)		5,076	4,899
4.589% due 06/25/2037 ^~(m)		18,644	18,128
4.639% due 11/25/2047 ^•(m)		3,442	3,032
4.649% due 12/25/2036 ^•(m)		11,022	10,108
4.709% due 05/25/2036 ~(m)		523	635
4.869% due 03/25/2036 ~(m)		16,403	15,606
4.869% due 05/25/2036 •(m)		4,151	3,418
4.869% due 03/25/2047 ^•(m)		7,655	6,728
4.974% due 04/25/2036 ~(m)		8,762	7,744
5.124% due 04/25/2036 ~(m)		15,850	13,272
5.859% due 10/25/2046 ^~		647	655
6.414% due 11/25/2035 •		3,140	2,065

Credit Suisse First Boston Mortgage Securities Corp.
5.439% due 02/25/2031 •		610	575

Credit-Based Asset Servicing & Securitization CBO Corp.
4.983% due 09/06/2041 ~		98,373	1,235

CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^		2,014	1,670

Diamond Infrastructure Funding LLC
3.475% due 04/15/2049		1,000	779

Duke Funding Ltd.
4.409% due 04/08/2039 ~(m)		7,546	649

ECAF Ltd.
3.473% due 06/15/2040		1,221	763
4.947% due 06/15/2040		8,086	5,094

EMC Mortgage Loan Trust
7.764% due 04/25/2042 ~		1,675	1,584

Encore Credit Receivables Trust
5.079% due 07/25/2035 •		414	402

Euromax ABS PLC
2.131% due 11/10/2095 •	EUR	3,124	3,358

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(g)		$22	7,027
0.000% due 08/15/2031 «(g)		24	10,900
0.000% due 07/15/2033 «(g)		27	35,409
0.000% due 12/15/2033 «(g)		25	10,469

FAB UK Ltd.
0.000% due 12/06/2045 ~	GBP	14,095	5,040

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fieldstone Mortgage Investment Trust
4.356% due 07/25/2036 •	$4,305	$2,155

First Franklin Mortgage Loan Trust
4.959% due 02/25/2036 ~(m)	5,500	5,029
5.334% due 09/25/2035 ~(m)	5,831	5,127
5.364% due 05/25/2036 •(m)	13,765	12,011

Flagship Credit Auto Trust
0.000% due 12/15/2027 «(g)	9	1,025
0.000% due 06/15/2029 «(g)	3	951

FREED ABS Trust
0.000% due 09/20/2027 «(g)	10	1,523

Fremont Home Loan Trust
4.539% due 01/25/2037 ~	2,948	1,346
4.869% due 02/25/2037 ~	1,154	416

Glacier Funding CDO Ltd.
4.778% due 08/04/2035 ~(m)	31,282	4,060

GMACM Home Equity Loan Trust
6.749% due 12/25/2037 þ	732	735

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~	6,070	5,252

GSAMP Trust
4.449% due 01/25/2037 •	2,708	1,646
4.479% due 01/25/2037 •	808	491
4.529% due 12/25/2036 ~	837	453
4.589% due 11/25/2036 •	3,487	1,691
4.639% due 12/25/2036 ~	3,906	1,954
4.709% due 04/25/2036 •	454	290
4.929% due 04/25/2036 •(m)	16,175	10,437
6.039% due 10/25/2034 •	107	103
6.264% due 06/25/2034 •(m)	1,253	1,093

Hillcrest CDO Ltd.
3.576% due 12/10/2039 ~(m)	32,573	6,931

Home Equity Mortgage Loan Asset-Backed Trust
4.549% due 11/25/2036 •(m)	3,467	2,969
4.629% due 04/25/2037 ~(m)	17,976	11,890
4.709% due 04/25/2037 •	2,821	2,390

Hout Bay Corp.
4.422% due 07/05/2041 •	108,638	18,425
4.622% due 07/05/2041 ~	4,871	522
4.752% due 07/05/2041 ~	1,690	0

HSI Asset Securitization Corp. Trust
4.529% due 12/25/2036 •(m)	9,085	7,640
4.579% due 01/25/2037 ~(m)	29,374	21,082
4.609% due 12/25/2036 ~(m)	20,260	5,547
4.709% due 10/25/2036 ~	6,668	2,738
4.729% due 12/25/2036 ~	12,409	3,365

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
5.734% due 12/25/2031 ^þ	467	185

IXIS Real Estate Capital Trust
5.364% due 09/25/2035 ^~(m)	3,207	3,121

JP Morgan Mortgage Acquisition Trust
4.549% due 08/25/2036 •	6	3
4.579% due 03/25/2047 ~	338	334
4.689% due 07/25/2036 •	1,351	620
4.709% due 07/25/2036 ^~	1,005	291
5.462% due 09/25/2029 ^þ	2,710	1,723
5.888% due 10/25/2036 ^þ(m)	7,424	4,719

KGS‑Alpha SBA COOF Trust
1.096% due 04/25/2038 «~(a)	1,010	21

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	3,430	2,718

Lehman ABS Mortgage Loan Trust
4.479% due 06/25/2037 •	3,536	2,502

Lehman XS Trust
4.369% due 05/25/2037 ^~(m)	6,921	5,714
6.670% due 06/24/2046 þ	408	425

LendingPoint Pass-Through Trust
0.000% due 03/15/2028 «(g)	1,400	366
0.000% due 04/15/2028 «(g)	1,700	695

LoanCore Issuer Ltd.
6.972% due 07/15/2035 ~(m)	2,705	2,523

Long Beach Mortgage Loan Trust
4.769% due 02/25/2036 ~(m)	43,206	35,411
4.929% due 05/25/2046 •	8,247	2,790
5.094% due 11/25/2035 •(m)	56,092	51,754

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~	$5,600	$2,491

Margate Funding Ltd.
3.488% due 12/04/2044 •(m)	17,556	5,844

Marlette Funding Trust
0.000% due 07/16/2029 «(g)	16	1,251
0.000% due 09/17/2029 «(g)	35	2,845
0.000% due 03/15/2030 «(g)	33	1,205
0.000% due 09/16/2030 «(g)	9	585

MASTR Asset-Backed Securities Trust
4.609% due 08/25/2036 ~	2,817	1,143
4.689% due 03/25/2036 •(m)	5,516	3,859
4.729% due 06/25/2036 •(m)	4,164	3,723
4.749% due 02/25/2036 ~(m)	6,278	2,539
4.869% due 06/25/2036 •	2,693	1,079
4.929% due 12/25/2035 •(m)	15,155	12,395
4.959% due 01/25/2036 ~	200	196

Mid‑State Trust
6.742% due 10/15/2040	3,008	2,943

Morgan Stanley ABS Capital, Inc. Trust
4.459% due 10/25/2036 ~	1,449	695
4.489% due 11/25/2036 •	1,235	745
4.509% due 09/25/2036 ~	3,293	1,256
4.529% due 10/25/2036 •(m)	7,538	3,618
4.539% due 11/25/2036 •(m)	13,461	8,130
4.609% due 10/25/2036 •	3,633	1,745
4.689% due 06/25/2036 ~	4,797	2,520
4.689% due 06/25/2036 •	513	447
4.689% due 09/25/2036 ~	6,615	2,538
4.719% due 02/25/2037 •	4,644	2,265
5.424% due 01/25/2035 ~(m)	6,376	5,166
6.339% due 05/25/2034 •	518	515

Morgan Stanley Capital, Inc. Trust
4.749% due 03/25/2036 •	11	9

Morgan Stanley Home Equity Loan Trust
4.619% due 04/25/2037 ~(m)	22,634	12,582

National Collegiate Commutation Trust
0.000% due 03/25/2038 ~	93,425	27,896
0.000% due 03/25/2038 •	41,775	13,195

New Century Home Equity Loan Trust
7.389% due 01/25/2033 ^•	265	225

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4.669% due 07/25/2036 ~(m)	3,500	2,854
4.719% due 10/25/2036 ^•	4,287	971

NovaStar Mortgage Funding Trust
4.729% due 11/25/2036 ~	1,089	375

Oakwood Mortgage Investors, Inc.
4.548% due 06/15/2032 ~	2	2
7.840% due 11/15/2029 ~	1,325	1,351
8.490% due 10/15/2030 ^	1,172	1,093

OCP CLO Ltd.
0.000% due 07/20/2032 ~	11	4,090

Option One Mortgage Loan Trust
4.519% due 07/25/2037 •(m)	12,356	7,002
4.529% due 01/25/2037 •(m)	8,166	4,868
4.529% due 01/25/2037 •	280	188
4.609% due 01/25/2037 •	1,666	993
4.639% due 03/25/2037 •	508	250
4.719% due 04/25/2037 ~	2,067	997
5.662% due 01/25/2037 ^þ	2	2

Orient Point CDO Ltd.
4.013% due 10/03/2045 •(m)	195,556	65,412
4.013% due 10/03/2045 ~(m)	196,432	65,705

Ownit Mortgage Loan Trust
3.116% due 10/25/2035 þ	1,648	958

Palisades CDO Ltd.
5.275% due 07/22/2039 •(m)	6,700	2,880

Park Place Securities, Inc. Asset-Backed Pass‑Through Certificates
6.264% due 10/25/2034 ~	1,161	1,077
6.414% due 12/25/2034 •(m)	25,974	23,776

PRET LLC
3.721% due 07/25/2051 þ	1,200	980
3.844% due 07/25/2051 þ	2,900	2,449
3.967% due 09/25/2051 þ(m)	3,900	3,284

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	79

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.170% due 07/25/2051 þ		$2,100	$1,951
7.870% due 06/25/2052 þ		3,500	3,366

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 ~(m)		829	559

RAAC Trust
7.014% due 05/25/2046 •(m)		17,151	15,347

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		3,152	953

Residential Asset Mortgage Products Trust
4.396% due 08/25/2033 •		385	374
4.889% due 04/25/2034 •(m)		1,579	1,538
4.969% due 04/25/2034 •		710	693
5.439% due 04/25/2034 ^~		1,041	947
5.709% due 04/25/2034 ^•		1,738	1,564

Residential Asset Securities Corp. Trust
4.649% due 11/25/2036 •(m)		4,856	4,416
4.729% due 10/25/2036 •(m)		3,849	3,625
4.869% due 08/25/2036 •(m)		10,280	9,125
4.884% due 04/25/2036 ~(m)		5,975	5,198
5.049% due 12/25/2035 ~(m)		7,640	6,806

Rockford Tower CLO Ltd.
0.000% due 10/15/2029 ~		11,667	3,659
0.000% due 10/20/2030 ~		4,967	2,526
0.000% due 10/20/2031 ~		4,967	2,207
0.000% due 04/20/2034 ~		22,000	13,455

Saxon Asset Securities Trust
1.624% due 11/25/2035 ~		5,547	3,415
2.047% due 03/25/2035 •		5,164	2,854

Securitized Asset-Backed Receivables LLC Trust
4.619% due 02/25/2037 ^•		231	107
4.669% due 07/25/2036 ~		13,280	10,817
4.709% due 07/25/2036 ~		2,252	803
4.889% due 05/25/2036 •		15,858	8,634
4.989% due 11/25/2035 •		10,966	8,918
5.049% due 08/25/2035 ^•		1,693	1,286
5.064% due 01/25/2035 ~		6	6

Segovia European CLO DAC
0.000% due 04/15/2035 ~	EUR	1,400	572

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		$36	20,459

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		31	10,601

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		8	2,590
0.000% due 09/15/2054 «(g)		60,727	77,102
0.000% due 11/16/2054 «(g)		5	5,028
0.000% due 02/16/2055 «(g)		9	13,873
5.950% due 02/16/2055		11,206	10,447

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 «(g)		33,000	2,595

Sofi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		31,475	3,192
0.000% due 07/25/2040 «(g)		157	1,875

SoFi Professional Loan Program LLC
0.000% due 09/25/2040 «(g)		14,219	1,945

Soloso CDO Ltd.
4.104% due 10/07/2037 •		17,418	14,436

Soundview Home Loan Trust
4.539% due 06/25/2037 ~		2,347	1,681
4.569% due 02/25/2037 ~		7,155	2,074
4.649% due 02/25/2037 •		8,304	2,432
4.669% due 06/25/2037 •		5,801	4,155
5.339% due 10/25/2037 •		4,470	3,304
5.489% due 09/25/2037 •		1,789	1,466

South Coast Funding Ltd.
0.476% due 01/06/2041 ~		168,529	32,693
0.476% due 01/06/2041 •		48	9

Specialty Underwriting & Residential Finance Trust
3.595% due 02/25/2037 ^þ		2,590	1,034
3.663% due 06/25/2037 •		3,086	1,520
4.739% due 03/25/2037 •		300	181

Start Ltd.
4.089% due 03/15/2044		687	587

Structured Asset Securities Corp.
10.389% due 05/25/2032 ^•		5,376	4,476

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
4.839% due 06/25/2035 •		$22	$22

Symphony CLO Ltd.
8.611% due 07/14/2026 •		15,100	14,375

Taberna Preferred Funding Ltd.
4.872% due 05/05/2038 ~		2,355	2,243
4.872% due 05/05/2038 •		716	682
4.882% due 02/05/2037 ~		14,780	13,302
4.912% due 08/05/2036 •		3,022	2,697
4.912% due 08/05/2036 ^~		12,157	10,850

Talon Funding Ltd.
5.255% due 06/05/2035 •		676	105

Tropic CDO Ltd.
4.399% due 07/15/2036 ~		3,365	3,199

UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~		400	374

Verde CDO Ltd.
3.978% due 10/05/2045 ~		240,688	58,583

Total Asset-Backed Securities (Cost $1,920,676)			1,460,014

SOVEREIGN ISSUES 2.0%

Argentina Government International Bond
0.500% due 07/09/2030 þ		31,687	7,330
1.000% due 07/09/2029 (m)		5,302	1,418
1.400% due 03/25/2023	ARS	859,778	2,611
1.450% due 08/13/2023		1,176,949	3,509
1.500% due 07/09/2035 þ		$35,144	7,960
1.500% due 07/09/2046 þ		230	59
3.500% due 07/09/2041 þ(m)		17,060	4,892
3.875% due 01/09/2038 þ(m)		76,360	24,312
15.500% due 10/17/2026	ARS	555,410	429

Autonomous City of Buenos Aires
72.986% (BADLARPP + 3.750%) due 02/22/2028 ~		155,766	445

Ecuador Government International Bond
5.500% due 07/31/2030 þ		$2,960	1,900

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)(m)		4,477	1,735
7.875% due 02/11/2035 ^(d)(m)		5,412	1,962
8.750% due 03/11/2061 ^(d)(m)		1,500	531

Nigeria Government International Bond
8.250% due 09/28/2051 (m)		7,300	4,898

Peru Government International Bond
5.350% due 08/12/2040	PEN	149	30
5.400% due 08/12/2034		1	0
5.940% due 02/12/2029		725	175
6.150% due 08/12/2032		12	3
6.350% due 08/12/2028		922	231
6.350% due 08/12/2028 (m)		2,168	543
6.900% due 08/12/2037		15	4
6.950% due 08/12/2031		12	3
8.200% due 08/12/2026 (m)		1,740	480
8.200% due 08/12/2026		250	69

Provincia de Buenos Aires
72.913% due 04/12/2025	ARS	2,270,878	6,266

Russia Government International Bond
5.100% due 03/28/2035 ^(d)		$600	198
5.625% due 04/04/2042 ^(d)		10,200	6,477
5.875% due 09/16/2043 ^(d)		200	119

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024		1,400	1,422

Ukraine Government International Bond
4.375% due 01/27/2032 ^(d)	EUR	10,155	2,025
6.876% due 05/21/2031 ^(d)		$13,000	2,604

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		136	12
9.250% due 09/15/2027 ^(d)		734	70

Total Sovereign Issues (Cost $179,729)			84,722

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 2.5%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (e)	4,853,248	$5,096

iHeartMedia, Inc. ‘A’ (e)	2,021,190	12,390

		17,486

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)	2	0

Desarrolladora Homex SAB de CV (e)	719,113	1

Urbi Desarrollos Urbanos SAB de CV (e)	4,776	1

		2

CONSUMER STAPLES 0.0%

Promotora de Informaciones SA	4,079,279	1,227

ENERGY 0.1%

Axis Energy Services ‘A’ «(e)(k)	17,105	597

Constellation Oil ‘B’ «(e)(k)	252,651	27

Noble Corp. PLC (e)	117,252	4,422

		5,046

FINANCIALS 1.3%

Banca Monte dei Paschi di Siena SpA (e)	6,139,000	12,648

Credit Suisse Group AG	277,457	829

Intelsat SA «(e)(k)	1,751,422	42,034

		55,511

INDUSTRIALS 0.4%

Mcdermott International Ltd. (e)	584,497	187

Syniverse Holdings, Inc. «(k)	16,373,383	15,735

Voyager Aviation Holdings LLC «(e)	16,278	0

Westmoreland Mining Holdings «(e)(k)	240,900	1,807

		17,729

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(e)	59,964	0

UTILITIES 0.3%

TexGen Power LLC «(e)	450,094	12,603

Total Common Stocks (Cost $252,902)		109,604

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(e)	188,308	1,271

Total Rights (Cost $0)		1,271

WARRANTS 1.5%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	288	0

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

	SHARES	MARKET VALUE (000S)

Intelsat Emergence SA - Exp. 02/17/2027 «	13,833	$44

Intelsat Jackson Holdings SA ‑ Exp. 12/05/2025 «	182,955	1,372

		1,416

INFORMATION TECHNOLOGY 1.5%

Windstream Holdings LLC - Exp. 9/21/2055 «	3,155,914	63,888

Total Warrants (Cost $68,646)		65,304

PREFERRED SECURITIES 3.7%

BANKING & FINANCE 3.1%

AGFC Capital Trust
5.829% (US0003M + 1.750%) due 01/15/2067 ~(m)	35,500,000	19,909

American AgCredit Corp.
5.250% due 06/15/2026 •(i)	10,000,000	8,454

Capital Farm Credit ACA
5.000% due 03/15/2026 •(i)(m)	4,300,000	3,731

Compeer Financial ACA
4.875% due 08/15/2026 •(i)(m)	1,900,000	1,889

OCP CLO Ltd.
0.000% due 04/26/2028 (g)	2,600	1,182

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	93,550,000	96,305

		131,470

INDUSTRIALS 0.6%

Voyager Aviation Holdings LLC «	97,668	26,212

Total Preferred Securities (Cost $199,026)		157,682

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.8%

REAL ESTATE 0.8%

CBL & Associates Properties, Inc.		17,153	$396

Uniti Group, Inc.		2,146,174	11,868

VICI Properties, Inc.		711,293	23,046

Total Real Estate Investment Trusts (Cost $22,480)			35,310

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 15.7%

REPURCHASE AGREEMENTS (l) 13.9%
			599,095

SHORT-TERM NOTES 0.0%

Corestate Capital Holding SA
due 04/15/2023 «(k)	EUR	400	428

ARGENTINA TREASURY BILLS 0.1%
18.807% due 05/19/2023 - 06/16/2023 (f)(g)(h)	ARS	674,617	2,049

U.S. TREASURY BILLS 1.7%
3.849% due 01/05/2023 - 03/23/2023 (f)(g)(p)		$72,618	72,380

Total Short-Term Instruments (Cost $674,269)			673,952

Total Investments in Securities (Cost $9,058,306)			7,507,969

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.5%

COMMON STOCKS 2.5%

AFFILIATED INVESTMENTS 2.5%

Neiman Marcus Group Ltd. LLC «(e)(k)	602,840	$106,133

Sierra Hamilton Holder LLC «(e)(k)	30,337,712	3

		106,136

Total Common Stocks (Cost $27,066)		106,136

Total Investments in Affiliates (Cost $27,066)		106,136

Total Investments 176.8% (Cost $9,085,372)		$7,614,105

Financial Derivative Instruments (n)(o) (0.5)% (Cost or Premiums, net $(96,637))		(20,746)

Other Assets and Liabilities, net (76.3)%		(3,286,819)

Net Assets 100.0%		$4,306,540

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in‑kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	81

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
ADLER Group SA 12.500% due 07/31/2025	12/22/2022	$30,461	$30,460	0.00%
Axis Energy Services ‘A’	07/01/2021	252	597	0.01
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	13	2	0.00
Constellation Oil ‘B’	06/10/2022	27	27	0.00
Corestate Capital Holding SA 8.000% due 04/15/2023	12/06/2022	419	428	0.01
Intelsat SA	06/19/2017 ‑ 02/23/2022	114,056	42,034	0.98
Neiman Marcus Group Ltd. LLC	09/25/2020	19,376	106,133	2.46
Preylock Reitman Santa Cruz Mezz LLC 9.944% due 11/09/2023	04/09/2018	37,126	36,793	0.85
Project Anfora Senior 4.128% due 10/01/2026	09/30/2019	38,577	37,042	0.86
Sierra Hamilton Holder LLC	07/31/2017	7,690	3	0.00
Syniverse Holdings, Inc.	05/12/2022 ‑ 11/30/2022	16,067	15,735	0.37
Westmoreland Mining Holdings	12/08/2014 ‑ 03/26/2019	7,007	1,807	0.04

		$271,071	$271,061	5.58%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BRC	4.310%	01/03/2023	01/04/2023	$261,100	U.S. Treasury Bonds 4.750% due 02/15/2041	$(265,378)	$261,100	$261,100
BSN	4.250	12/30/2022	01/03/2023	11,000	U.S. Treasury Notes 2.375% due 03/31/2029	(11,216)	11,000	11,005
CIB	4.260	12/30/2022	01/03/2023	317,500	U.S. Treasury Bonds 2.250% due 08/15/2049	(322,871)	317,500	317,650
FICC	1.900	12/30/2022	01/03/2023	9,495	U.S. Treasury Bills 0.000% due 06/29/2023	(9,685)	9,495	9,497

Total Repurchase Agreements						$(609,150)	$599,095	$599,252

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	4.200%	09/09/2022	01/09/2023		$	(37,693)	$(38,203)
	4.300	09/06/2022	03/09/2023			(51,262)	(51,991)
	4.688	10/03/2022	02/03/2023			(15,462)	(15,648)
	4.720	10/06/2022	02/06/2023			(40,307)	(40,777)
	4.827	11/17/2022	01/17/2023			(2,105)	(2,118)
	5.127	11/01/2022	02/03/2023			(56,709)	(57,217)
	5.211	11/02/2022	02/06/2023			(3,772)	(3,806)
	5.450	10/20/2022	04/20/2023			(94,906)	(95,984)
	5.750	11/17/2022	05/09/2023			(2,215)	(2,231)
BOM	4.000	09/08/2022	03/07/2023			(4,065)	(4,118)
BOS	3.760	09/12/2022	01/10/2023			(6,535)	(6,612)
	3.760	11/17/2022	01/10/2023			(1,952)	(1,961)
	3.760	11/25/2022	01/10/2023			(9,025)	(9,062)
	4.980	11/01/2022	02/02/2023			(17,344)	(17,495)
	5.300	12/20/2022	04/21/2023			(1,647)	(1,650)
	5.350	12/19/2022	04/18/2023			(5,708)	(5,721)
	5.360	10/28/2022	02/28/2023			(8,158)	(8,239)
	5.400	12/20/2022	04/21/2023			(3,504)	(3,511)
BPS	(1.500)	12/21/2022	TBD	(3)	EUR	(2,477)	(2,650)
	1.050	10/18/2022	01/23/2023			(719)	(771)
	2.150	10/28/2022	02/09/2023			(9,932)	(10,673)
	2.150	12/21/2022	TBD	(3)		(4,243)	(4,546)
	2.200	12/21/2022	TBD	(3)		(2,287)	(2,450)
	3.550	08/02/2022	02/02/2023		$	(1,924)	(1,953)
	3.550	10/03/2022	02/02/2023			(1,737)	(1,753)
	3.590	08/12/2022	02/13/2023			(119)	(121)
	3.610	08/03/2022	02/03/2023			(19,412)	(19,710)
	3.640	08/12/2022	02/13/2023			(40,965)	(41,561)
	3.640	11/15/2022	02/13/2023			(1,955)	(1,965)
	3.760	08/12/2022	02/13/2023			(1,487)	(1,509)
	3.760	10/03/2022	02/13/2023			(1,341)	(1,354)
	3.760	10/26/2022	02/13/2023			(1,387)	(1,397)

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	3.800%	11/02/2022	02/02/2023		GBP	(7,653)	$(9,311)
	3.810	08/31/2022	03/01/2023		$	(2,359)	(2,390)
	3.935	09/01/2022	03/01/2023			(12,685)	(12,857)
	4.160	11/09/2022	02/10/2023			(234)	(236)
	4.184	08/24/2022	02/24/2023			(8,119)	(8,244)
	4.206	08/24/2022	02/27/2023			(23,861)	(24,229)
	4.400	10/27/2022	01/30/2023			(676)	(681)
	4.450	11/16/2022	02/03/2023			(1,312)	(1,320)
	4.470	10/14/2022	01/17/2023			(172)	(174)
	4.530	10/14/2022	01/17/2023			(6,251)	(6,315)
	4.560	09/16/2022	03/16/2023			(23,859)	(24,189)
	4.600	09/22/2022	03/23/2023			(1,723)	(1,746)
	4.600	10/19/2022	01/19/2023			(1,856)	(1,874)
	4.620	09/23/2022	03/23/2023			(15,292)	(15,492)
	4.620	12/12/2022	03/23/2023			(195)	(196)
	4.720	10/27/2022	01/30/2023			(29,281)	(29,542)
	4.720	10/31/2022	02/03/2023			(12,016)	(12,116)
	4.740	11/09/2022	02/10/2023			(805)	(811)
	4.840	10/17/2022	02/17/2023			(770)	(779)
	4.850	10/17/2022	02/17/2023			(14,455)	(14,607)
	4.890	10/17/2022	02/17/2023			(199)	(201)
	4.970	12/02/2022	02/10/2023			(1,733)	(1,741)
	5.070	11/10/2022	03/10/2023			(548)	(552)
	5.300	08/15/2022	02/15/2023			(12,048)	(12,203)
	5.450	12/08/2022	04/06/2023			(73,709)	(73,973)
	5.450	12/15/2022	04/14/2023			(76,842)	(77,042)
	5.550	12/08/2022	04/06/2023			(3,115)	(3,126)
	5.550	12/15/2022	04/14/2023			(14,695)	(14,734)
	5.750	12/08/2022	04/06/2023			(3,098)	(3,109)
	5.750	12/15/2022	04/14/2023			(2,673)	(2,681)
BRC	1.900	12/21/2022	TBD	(3)	EUR	(2,837)	(3,039)
	2.050	10/07/2022	01/17/2023			(4,106)	(4,416)
	2.080	12/21/2022	TBD	(3)		(8,556)	(9,165)
	3.600	12/16/2022	TBD	(3)	$	(520)	(521)
	4.005	08/04/2022	02/03/2023			(545)	(554)
	4.050	12/16/2022	TBD	(3)		(554)	(556)
	4.150	10/28/2022	02/09/2023		GBP	(610)	(743)
	4.200	12/16/2022	TBD	(3)	$	(672)	(674)
	4.240	09/07/2022	01/06/2023			(17,479)	(17,722)
	4.346	08/26/2022	02/28/2023			(29,368)	(29,829)
	4.540	10/05/2022	01/05/2023			(7,596)	(7,682)
	4.550	10/05/2022	01/05/2023			(8,543)	(8,640)
	4.600	12/16/2022	TBD	(3)		(1,109)	(1,111)
	4.650	12/16/2022	TBD	(3)		(6,014)	(6,028)
	4.860	10/11/2022	01/11/2023			(29,307)	(29,640)
	4.930	10/14/2022	01/17/2023			(24,655)	(24,928)
	4.980	10/14/2022	01/17/2023			(653)	(661)
	4.980	11/18/2022	02/21/2023			(3,088)	(3,108)
	5.000	12/16/2022	TBD	(3)		(48,282)	(48,403)
	5.040	10/20/2022	01/20/2023			(6,817)	(6,889)
	5.040	10/21/2022	01/23/2023			(17,771)	(17,955)
	5.080	10/14/2022	01/17/2023			(6,348)	(6,421)
	5.110	10/25/2022	01/30/2023			(252)	(255)
	5.140	10/20/2022	01/20/2023			(14,946)	(15,106)
	5.180	10/27/2022	01/30/2023			(29,385)	(29,672)
	5.190	10/20/2022	01/20/2023			(13,406)	(13,551)
	5.210	11/02/2022	02/03/2023			(31,962)	(32,248)
	5.230	10/31/2022	02/03/2023			(14,091)	(14,223)
	5.280	11/01/2022	02/03/2023			(11,315)	(11,419)
	5.330	11/01/2022	02/03/2023			(16,605)	(16,760)
	5.360	11/07/2022	02/07/2023			(1,784)	(1,799)
	5.410	11/14/2022	02/14/2023			(12,729)	(12,825)
	5.420	11/15/2022	02/15/2023			(33,857)	(34,107)
	5.470	11/10/2022	02/10/2023			(1,330)	(1,341)
BYR	4.950	09/20/2022	01/20/2023			(22,572)	(22,765)
	4.950	09/26/2022	03/24/2023			(29,051)	(29,282)
	4.950	09/28/2022	03/24/2023			(12,008)	(12,126)
	4.950	12/15/2022	01/20/2023			(3,601)	(3,610)
	4.960	10/26/2022	04/26/2023			(834)	(840)
	4.960	11/10/2022	04/03/2023			(350)	(353)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	83

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
CDC	3.270%	08/12/2022	01/09/2023		$	(1,287)	$(1,304)
	3.270	12/01/2022	01/09/2023			(447)	(449)
	3.990	09/06/2022	03/03/2023			(6,612)	(6,699)
	3.990	12/01/2022	02/13/2023			(499)	(501)
	4.170	12/01/2022	01/04/2023			(599)	(601)
	4.450	10/14/2022	02/13/2023			(612)	(618)
	4.450	10/31/2022	01/30/2023			(4,331)	(4,366)
	4.450	11/01/2022	01/30/2023			(661)	(666)
	4.450	11/08/2022	01/30/2023			(1,773)	(1,785)
	4.550	10/13/2022	02/10/2023			(10,556)	(10,665)
	4.600	11/17/2022	01/17/2023			(121)	(121)
	4.610	10/21/2022	02/17/2023			(1,606)	(1,621)
	4.620	10/14/2022	02/13/2023			(17,219)	(17,398)
	4.620	12/22/2022	02/13/2023			(2,871)	(2,875)
	4.680	11/14/2022	02/13/2023			(1,728)	(1,739)
	4.730	10/31/2022	01/30/2023			(3,539)	(3,569)
	4.730	12/12/2022	01/30/2023			(1,907)	(1,912)
	4.760	10/07/2022	04/05/2023			(7,033)	(7,114)
	4.770	12/13/2022	02/10/2023			(1,080)	(1,083)
	4.790	10/07/2022	04/05/2023			(4,768)	(4,824)
	4.810	10/21/2022	02/17/2023			(13,221)	(13,351)
	4.840	11/25/2022	02/17/2023			(3,469)	(3,487)
	4.850	10/11/2022	04/06/2023			(207)	(210)
	4.880	11/07/2022	02/07/2023			(12,757)	(12,855)
	4.880	12/14/2022	02/07/2023			(716)	(717)
	5.110	11/14/2022	03/14/2023			(47)	(47)
	5.270	11/15/2022	02/13/2023			(8,372)	(8,432)
CDI	2.250	11/24/2022	02/22/2023		EUR	(4,989)	(5,353)
	3.960	10/07/2022	01/17/2023		GBP	(17,113)	(20,880)
	4.160	10/18/2022	01/23/2023			(862)	(1,051)
CEW	2.400	11/04/2022	TBD	(3)		(7,768)	(9,424)
	4.860	10/21/2022	01/23/2023		$	(6,304)	(6,367)
	5.010	10/21/2022	01/23/2023			(5,265)	(5,319)
	5.030	12/16/2022	TBD	(3)		(662)	(663)
	5.050	12/16/2022	TBD	(3)		(1,794)	(1,799)
	5.080	12/16/2022	TBD	(3)		(545)	(547)
CIB	4.600	10/17/2022	01/17/2023			(658)	(665)
DBL	0.160	05/25/2022	TBD	(3)	EUR	(817)	(873)
	0.170	05/25/2022	TBD	(3)		(405)	(433)
	1.790	10/17/2022	01/16/2023			(13,444)	(14,445)
	1.990	10/21/2022	02/06/2023			(7,499)	(8,059)
	5.737	12/12/2022	02/10/2023		$	(41,952)	(42,099)
	5.787	12/12/2022	02/10/2023			(20,622)	(20,695)
	5.818	12/16/2022	02/16/2023			(20,749)	(20,810)
	5.868	12/16/2022	02/16/2023			(7,391)	(7,413)
IND	1.980	10/25/2022	02/07/2023		EUR	(971)	(1,043)
	2.010	10/25/2022	02/07/2023			(1,741)	(1,871)
	3.950	11/11/2022	02/15/2023		GBP	(817)	(994)
	4.530	10/28/2022	01/31/2023		$	(4,389)	(4,426)
	4.530	11/17/2022	01/31/2023			(1,553)	(1,563)
	4.540	10/07/2022	04/10/2023			(951)	(961)
	4.540	11/14/2022	04/10/2023			(946)	(952)
	4.660	10/25/2022	01/31/2023			(16,230)	(16,377)
	4.720	10/28/2022	01/31/2023			(758)	(764)
	4.970	12/05/2022	04/03/2023			(2,992)	(3,004)
	4.990	11/07/2022	03/07/2023			(12,488)	(12,587)
	5.010	11/07/2022	03/07/2023			(7,986)	(8,050)
	5.070	12/05/2022	04/03/2023			(4,596)	(4,615)
	5.090	11/07/2022	03/07/2023			(4,707)	(4,745)
JML	1.500	09/14/2022	TBD	(3)	EUR	(1,360)	(1,457)
	1.500	10/14/2022	TBD	(3)		(4,760)	(5,098)
	2.000	10/07/2022	01/16/2023			(4,847)	(5,213)
	2.000	10/28/2022	02/02/2023			(4,213)	(4,526)
	2.050	09/14/2022	TBD	(3)		(15,063)	(16,162)
	2.070	09/14/2022	TBD	(3)		(26,183)	(28,095)
	2.120	11/03/2022	02/03/2023			(47,041)	(50,531)
	2.120	11/04/2022	02/07/2023			(28,348)	(30,449)
	2.160	11/15/2022	02/15/2023			(8,713)	(9,354)
	3.650	11/04/2022	02/07/2023		GBP	(1,803)	(2,193)
	4.150	10/28/2022	01/30/2023			(4,550)	(5,542)
	4.250	10/28/2022	01/30/2023			(7,426)	(9,047)

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	4.650%	12/16/2022	02/03/2023		$	(907)	$(909)
	4.700	12/16/2022	02/03/2023			(15,638)	(15,675)
	4.750	12/16/2022	02/03/2023			(35,479)	(35,563)
JPS	3.630	08/02/2022	02/02/2023			(25,044)	(25,433)
	5.050	11/14/2022	02/14/2023			(141)	(142)
	5.230	11/08/2022	02/06/2023			(3,072)	(3,097)
	5.400	11/14/2022	02/14/2023			(3,439)	(3,465)
	5.500	11/14/2022	02/14/2023			(2,312)	(2,330)
MBC	4.150	10/28/2022	02/14/2023		GBP	(10,223)	(12,452)
	4.200	10/28/2022	02/14/2023			(6,529)	(7,953)
MEI	3.860	10/17/2022	02/28/2023		$	(573)	(578)
	4.039	10/03/2022	01/17/2023		GBP	(1,367)	(1,669)
	4.189	10/03/2022	01/17/2023			(2,855)	(3,487)
	4.670	10/24/2022	01/27/2023		$	(8,496)	(8,574)
	4.720	10/24/2022	01/27/2023			(9,152)	(9,238)
MSB	4.200	10/14/2022	04/12/2023			(16,646)	(16,804)
	4.468	10/18/2022	01/23/2023		GBP	(1,122)	(1,368)
	5.150	09/01/2022	03/01/2023		$	(3,255)	(3,290)
	5.250	09/23/2022	03/23/2023			(21,708)	(21,904)
	5.300	09/19/2022	03/16/2023			(5,804)	(5,860)
NOM	4.200	12/12/2022	01/03/2023			(776)	(778)
	4.310	10/03/2022	01/03/2023			(423)	(428)
	4.900	11/18/2022	01/18/2023			(14,567)	(14,659)
	4.950	11/18/2022	01/18/2023			(4,802)	(4,832)
	5.200	12/16/2022	TBD	(3)		(16,966)	(17,010)
	5.400	01/03/2023	04/06/2023			(794)	(794)
	5.500	11/18/2022	01/18/2023			(12,297)	(12,383)
	5.750	01/03/2023	04/06/2023			(369)	(369)
RBC	5.250	10/11/2022	02/13/2023			(3,151)	(3,180)
	5.550	10/04/2022	02/06/2023			(2,015)	(2,036)
	6.000	12/14/2022	04/14/2023			(70,376)	(70,591)
RCE	(0.500)	12/01/2022	TBD	(3)	EUR	(892)	(954)
	0.500	12/01/2022	TBD	(3)		(4,644)	(4,971)
	1.500	12/01/2022	TBD	(3)		(19,515)	(20,909)
	2.050	12/01/2022	TBD	(3)		(19,790)	(21,214)
	2.377	11/03/2022	02/09/2023			(3,237)	(3,479)
RCY	4.170	09/16/2022	01/17/2023		$	(11,427)	(11,572)
	4.590	10/17/2022	02/17/2023			(893)	(902)
	4.710	10/18/2022	02/17/2023			(698)	(706)
	4.980	11/18/2022	03/20/2023			(4,366)	(4,394)
RDR	4.260	10/06/2022	02/03/2023			(2,603)	(2,631)
	4.430	10/26/2022	01/30/2023			(15,524)	(15,655)
	4.500	10/31/2022	01/30/2023			(1,920)	(1,935)
	4.500	11/16/2022	01/30/2023			(4,688)	(4,716)
	4.500	11/25/2022	01/30/2023			(806)	(809)
	4.600	11/04/2022	02/03/2023			(2,648)	(2,668)
	4.600	11/07/2022	02/03/2023			(1,634)	(1,646)
	4.700	11/10/2022	02/10/2023			(2,102)	(2,117)
RTA	5.390	12/02/2022	01/03/2023			(3,489)	(3,505)
	5.390	01/03/2023	05/03/2023			(3,405)	(3,405)
	5.400	10/03/2022	01/03/2023			(5,207)	(5,261)
	5.450	12/02/2022	01/03/2023			(11,027)	(11,074)
	5.450	01/03/2023	05/03/2023			(11,289)	(11,289)
	5.550	12/30/2022	01/27/2023			(22,218)	(22,231)
	5.550	01/03/2023	04/03/2023			(5,254)	(5,254)
SBI	5.450	12/16/2022	04/17/2023			(28,638)	(28,708)
	5.600	12/16/2022	04/17/2023			(24,731)	(24,794)
	5.650	12/16/2022	04/17/2023			(14,540)	(14,577)
SOG	4.266	08/24/2022	02/27/2023			(20,397)	(20,716)
	4.266	08/25/2022	02/27/2023			(9,283)	(9,427)
	4.340	10/06/2022	02/06/2023			(374)	(378)
	4.360	09/30/2022	01/30/2023			(2,847)	(2,879)
	4.390	09/27/2022	01/27/2023			(2,220)	(2,246)
	4.486	09/16/2022	01/13/2023			(2,056)	(2,084)
	4.536	09/16/2022	01/13/2023			(7,223)	(7,322)
	4.600	10/31/2022	01/31/2023			(539)	(543)
	4.620	10/13/2022	02/13/2023			(12,693)	(12,826)
	4.640	10/14/2022	02/14/2023			(22,827)	(23,066)
	4.640	12/23/2022	02/14/2023			(1,720)	(1,722)
	4.660	11/18/2022	01/24/2023			(836)	(841)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	85

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	4.710%	11/04/2022	02/06/2023		$	(1,507)	$(1,519)
	4.720	10/28/2022	01/30/2023			(5,335)	(5,382)
	4.750	10/31/2022	01/31/2023			(2,655)	(2,678)
	4.760	10/12/2022	04/12/2023			(320)	(323)
	4.760	12/09/2022	02/17/2023			(3,193)	(3,203)
	4.790	11/02/2022	02/02/2023			(1,639)	(1,653)
	4.790	12/13/2022	02/02/2023			(408)	(409)
	4.820	10/20/2022	02/21/2023			(21,313)	(21,527)
	4.820	11/30/2022	02/22/2023			(19,394)	(19,482)
	4.830	11/04/2022	02/06/2023			(34,960)	(35,242)
	4.900	10/12/2022	04/12/2023			(23,677)	(23,944)
	4.990	11/07/2022	03/07/2023			(3,832)	(3,862)
	4.990	11/14/2022	03/14/2023			(8,710)	(8,770)
	5.020	11/10/2022	03/10/2023			(3,804)	(3,833)
	5.040	11/14/2022	03/14/2023			(5,743)	(5,783)
	5.127	10/28/2022	01/27/2023			(9,547)	(9,638)
	5.211	11/02/2022	02/02/2023			(49,426)	(49,869)
	5.742	11/10/2022	05/10/2023			(18,578)	(18,738)
	5.756	11/18/2022	05/18/2023			(5,737)	(5,779)
	5.792	11/10/2022	05/10/2023			(12,285)	(12,392)
TDM	4.490	12/16/2022	TBD	(3)		(237)	(238)
UBS	1.696	10/20/2022	02/14/2023		EUR	(1,955)	(2,100)
	1.752	10/20/2022	02/14/2023			(2,175)	(2,337)
	1.803	10/20/2022	02/14/2023			(1,642)	(1,764)
	1.838	10/20/2022	02/14/2023			(8,400)	(9,026)
	2.038	10/20/2022	02/14/2023			(4,745)	(5,100)
	2.167	11/24/2022	02/22/2023			(339)	(364)
	3.784	10/20/2022	02/14/2023		GBP	(1,972)	(2,403)
	3.920	08/12/2022	02/13/2023		$	(40,965)	(41,607)
	4.100	09/15/2022	01/17/2023			(4,597)	(4,655)
	4.170	09/07/2022	01/06/2023			(27,691)	(28,069)
	4.220	09/19/2022	01/19/2023			(3,567)	(3,611)
	4.320	09/19/2022	01/19/2023			(38,721)	(39,214)
	4.380	10/03/2022	02/03/2023			(21,252)	(21,490)
	4.430	10/03/2022	02/03/2023			(30,288)	(30,631)
	4.510	10/13/2022	01/13/2023			(508)	(514)
	4.570	09/16/2022	01/17/2023			(16,868)	(17,101)
	4.590	10/14/2022	01/17/2023			(20,313)	(20,523)
	4.620	11/07/2022	01/09/2023			(3,205)	(3,228)
	4.650	10/05/2022	02/06/2023			(50,840)	(51,431)
	4.675	11/10/2022	01/10/2023			(2,634)	(2,653)
	4.690	10/06/2022	02/06/2023			(4,034)	(4,081)
	4.720	10/07/2022	01/09/2023			(7,339)	(7,424)
	4.740	10/06/2022	02/06/2023			(4,497)	(4,550)
	4.790	10/06/2022	02/06/2023			(12,942)	(13,095)
	4.790	10/25/2022	01/30/2023			(18,321)	(18,492)
	4.800	10/05/2022	02/06/2023			(1,846)	(1,868)
	4.820	10/31/2022	01/31/2023			(10,458)	(10,547)
	4.840	11/02/2022	02/03/2023			(17,157)	(17,300)
	4.927	10/13/2022	01/13/2023			(10,355)	(10,471)
	5.038	10/24/2022	01/27/2023			(47,470)	(47,941)
	5.210	10/25/2022	01/30/2023			(4,790)	(4,839)
	5.240	10/18/2022	02/17/2023			(563)	(569)
	5.250	10/19/2022	02/17/2023			(2,571)	(2,600)
	5.330	10/25/2022	01/30/2023			(44,511)	(44,972)
	5.330	11/02/2022	02/01/2023			(15,456)	(15,598)
	5.340	10/18/2022	02/17/2023			(1,422)	(1,438)
	5.350	10/19/2022	02/17/2023			(384)	(389)

Total Reverse Repurchase Agreements							$(3,152,254)

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BNY	$0	$(307,975)	$0	$(307,975)	$390,106	$82,131
BOM	0	(4,118)	0	(4,118)	4,879	761
BOS	0	(54,251)	0	(54,251)	66,621	12,370
BPS	0	(448,884)	0	(448,884)	540,335	91,451
BRC	261,100	(411,991)	0	(150,891)	274,662	123,771
BSN	11,005	0	0	11,005	(11,216)	(211)
BYR	0	(68,976)	0	(68,976)	82,737	13,761
CDC	0	(109,009)	0	(109,009)	126,177	17,168
CDI	0	(27,284)	0	(27,284)	31,124	3,840
CEW	0	(24,119)	0	(24,119)	27,361	3,242
CIB	317,650	(665)	0	316,985	(322,070)	(5,085)
DBL	0	(114,827)	0	(114,827)	153,697	38,870
FICC	9,497	0	0	9,497	(9,685)	(188)
IND	0	(61,952)	0	(61,952)	71,600	9,648
JML	0	(219,814)	0	(219,814)	234,464	14,650
JPS	0	(34,467)	0	(34,467)	38,474	4,007
MBC	0	(20,405)	0	(20,405)	25,792	5,387
MEI	0	(23,546)	0	(23,546)	29,083	5,537
MSB	0	(49,226)	0	(49,226)	69,543	20,317
NOM	0	(51,253)	0	(51,253)	64,100	12,847
RBC	0	(75,807)	0	(75,807)	131,891	56,084
RCE	0	(51,527)	0	(51,527)	51,548	21
RCY	0	(17,574)	0	(17,574)	20,457	2,883
RDR	0	(32,177)	0	(32,177)	33,336	1,159
RTA	0	(62,019)	0	(62,019)	57,639	(4,380)
SBI	0	(68,079)	0	(68,079)	90,854	22,775
SCX	0	0	0	0	(535)	(535)
SOG	0	(318,076)	0	(318,076)	390,116	72,040
TDM	0	(238)	0	(238)	237	(1)
UBS	0	(493,995)	0	(493,995)	601,233	107,238

Total Borrowings and Other Financing Transactions	$599,252	$(3,152,254)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(301,828)	$(648,600)	$(223,868)	$(1,174,296)
Convertible Bonds & Notes	0	(5,261)	0	(17,010)	(22,271)
U.S. Government Agencies	0	(17,076)	(18,356)	(13,741)	(49,173)
Non‑Agency Mortgage-Backed Securities	0	(366,814)	(446,461)	(214,820)	(1,028,095)
Asset-Backed Securities	0	(106,589)	(335,366)	(250,594)	(692,549)
Sovereign Issues	0	(6,769)	(52,147)	(1,521)	(60,437)
Preferred Securities	0	(4,465)	(89,136)	(10,720)	(104,321)

Total Borrowings	$0	$(808,802)	$(1,590,066)	$(732,274)	$(3,131,142)

Payable for reverse repurchase agreements(5)					$(3,131,142)

(m)	Securities with an aggregate market value of $3,857,466 and cash of $36,244 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(3,410,271) at a weighted average interest rate of 3.177%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(21,112) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	87

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3‑Month SOFR Active Contract December Futures	03/2024	179	$(42,723)	$827	$20	$0
3‑Month SOFR Active Contract December Futures	03/2025	93	(22,473)	255	0	(8)
3‑Month SOFR Active Contract December Futures	03/2026	102	(24,689)	261	0	(10)
3‑Month SOFR Active Contract June Futures	09/2024	117	(28,147)	399	3	0
3‑Month SOFR Active Contract June Futures	09/2025	94	(22,746)	245	0	(9)
3‑Month SOFR Active Contract March Futures	06/2024	155	(37,146)	618	12	0
3‑Month SOFR Active Contract March Futures	06/2025	85	(20,558)	227	0	(8)
3‑Month SOFR Active Contract March Futures	06/2026	95	(22,992)	240	0	(10)
3‑Month SOFR Active Contract September Futures	12/2024	108	(26,055)	321	0	(4)
3‑Month SOFR Active Contract September Futures	12/2025	76	(18,395)	195	0	(8)

Total Futures Contracts				$3,588	$35	$(57)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Atlantia SPA	1.000%	Quarterly	12/20/2025	1.872%	EUR	100	$(4)	$2	$(2)	$0	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	2.622	$	3,800	(38)	171	133	0	(8)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	2.780		2,100	(8)	97	89	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2025	3.222		400	(30)	47	17	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.564	EUR	600	38	(114)	(76)	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.896		12,613	637	(2,521)	(1,884)	9	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.767		8,700	(923)	478	(445)	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.993		2,100	(149)	10	(139)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	3.161		18,400	(1,132)	(343)	(1,475)	0	(1)
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	3.357		3,200	(237)	(71)	(308)	0	(3)

							$(1,846)	$(2,244)	$(4,090)	$10	$(13)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.500%	Annual	09/16/2030	GBP	27,000	$335	$6,993	$7,328	$42	$0
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750	Annual	09/21/2052		28,300	(2,278)	19,242	16,964	44	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450	Annual	12/20/2024	$	189,000	(13)	2,826	2,813	97	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025		94,800	10	1,395	1,405	35	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.300	Annual	01/17/2026		15,100	7	353	360	15	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.000	Annual	12/15/2026		11,200	21	(1,208)	(1,187)	0	(16)
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2027		798,100	(68,822)	5,490	(63,332)	0	(1,175)
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2029		249,900	(25,675)	642	(25,033)	0	(495)
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.500	Annual	12/15/2031		98,500	(2,199)	17,841	15,642	230	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	3.850	Annual	12/21/2038		108,200	418	(4,613)	(4,195)	433	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2052		68,000	16,788	2,244	19,032	333	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	12/21/2052		45,800	11,031	1,593	12,624	226	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	3.500	Annual	12/21/2052		92,160	786	(5,678)	(4,892)	538	0
Pay	1‑Year BRL‑CDI	11.140	Maturity	01/02/2025	BRL	7,800	0	(48)	(48)	0	0
Pay	1‑Year BRL‑CDI	11.160	Maturity	01/02/2025		5,200	0	(32)	(32)	0	0
Pay	1‑Year BRL‑CDI	11.350	Maturity	01/02/2025		6,400	0	(34)	(34)	0	0
Pay	1‑Year BRL‑CDI	12.000	Maturity	01/02/2025		17,400	0	(50)	(50)	0	0
Pay	1‑Year BRL‑CDI	12.080	Maturity	01/02/2025		28,900	0	(74)	(74)	0	0
Pay	1‑Year BRL‑CDI	12.140	Maturity	01/02/2025		14,600	0	(34)	(34)	0	0
Pay	1‑Year BRL‑CDI	12.145	Maturity	01/02/2025		14,300	0	(33)	(33)	0	0
Pay	1‑Year BRL‑CDI	12.160	Maturity	01/02/2025		29,100	0	(65)	(65)	0	0
Pay	1‑Year BRL‑CDI	11.220	Maturity	01/04/2027		9,400	0	(69)	(69)	0	0
Pay	1‑Year BRL‑CDI	11.245	Maturity	01/04/2027		4,700	0	(34)	(34)	0	0
Pay	1‑Year BRL‑CDI	11.260	Maturity	01/04/2027		4,700	0	(34)	(34)	0	0
Pay	1‑Year BRL‑CDI	11.700	Maturity	01/04/2027		2,400	0	(11)	(11)	0	0
Pay	1‑Year BRL‑CDI	11.715	Maturity	01/04/2027		10,500	0	(49)	(49)	0	0

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1‑Year BRL‑CDI	11.788%	Maturity	01/04/2027	BRL	599,100	$0	$2,277	$2,277	$0	$(3)
Pay	1‑Year BRL‑CDI	11.870	Maturity	01/04/2027		25,100	0	(96)	(96)	0	0
Pay	1‑Year BRL‑CDI	12.015	Maturity	01/04/2027		437,000	0	(1,323)	(1,323)	2	0
Pay	3‑Month USD‑LIBOR	2.860	Semi‑Annual	04/26/2023		7,100	(19)	(45)	(64)	0	0
Pay	3‑Month USD‑LIBOR	2.750	Semi-Annual	12/19/2023		30,600	(284)	(424)	(708)	0	(19)
Pay	3‑Month USD‑LIBOR	1.750	Semi-Annual	12/21/2023		152,800	2,868	(7,891)	(5,023)	0	(107)
Pay	3‑Month USD‑LIBOR	0.500	Semi-Annual	06/16/2026		184,100	(3,836)	(18,458)	(22,294)	0	(324)
Pay	3‑Month USD‑LIBOR	0.660	Semi-Annual	12/21/2026		483,000	(86)	(61,700)	(61,786)	0	(826)
Pay	3‑Month USD‑LIBOR	1.750	Semi-Annual	12/21/2026		303,000	7,433	(34,112)	(26,679)	0	(498)
Receive	3‑Month USD‑LIBOR	1.360	Semi-Annual	02/15/2027		13,450	0	1,410	1,410	21	0
Pay	3‑Month USD‑LIBOR	1.600	Semi-Annual	02/15/2027		53,800	(185)	(4,925)	(5,110)	0	(81)
Pay	3‑Month USD‑LIBOR	1.500	Semi-Annual	06/21/2027		209,400	(15,186)	(6,935)	(22,121)	0	(349)
Pay	3‑Month USD‑LIBOR	2.500	Semi-Annual	12/20/2027		91,250	1,072	(7,388)	(6,316)	0	(156)
Pay	3‑Month USD‑LIBOR	0.500	Semi-Annual	06/16/2028		660	(33)	(80)	(113)	0	(1)
Pay	3‑Month USD‑LIBOR	2.250	Semi-Annual	06/20/2028		8,200	(489)	(215)	(704)	0	(16)
Receive	3‑Month USD‑LIBOR	1.750	Semi-Annual	12/15/2031		16,600	(254)	2,914	2,660	32	0
Receive	3‑Month USD‑LIBOR	2.750	Semi-Annual	03/20/2043		1,300	(4)	181	177	5	0
Receive	3‑Month USD‑LIBOR	2.750	Semi-Annual	12/16/2045		3,800	(52)	605	553	19	0
Receive	3‑Month USD‑LIBOR	2.500	Semi-Annual	06/20/2048		3,100	288	292	580	16	0
Receive	3‑Month USD‑LIBOR	2.250	Semi-Annual	03/12/2050		20,500	(33)	4,678	4,645	106	0
Receive	3‑Month ZAR‑JIBAR	7.710	Quarterly	11/23/2025	ZAR	86,700	(1)	15	14	4	0
Pay	3‑Month ZAR‑JIBAR	5.873	Quarterly	05/12/2026		206,200	0	(744)	(744)	0	(15)
Receive	6‑Month EUR‑EURIBOR	0.150	Annual	03/18/2030	EUR	20,400	373	4,401	4,774	78	0
Receive	6‑Month EUR‑EURIBOR	0.150	Annual	06/17/2030		1,200	(1)	258	257	4	0
Receive	6‑Month EUR‑EURIBOR	0.250	Annual	03/18/2050		2,500	139	1,061	1,200	20	0
Receive	6‑Month EUR‑EURIBOR	0.500	Annual	06/17/2050		500	(16)	229	213	4	0
Receive	6‑Month EUR‑EURIBOR	0.500	Annual	09/21/2052		34,600	2,992	12,245	15,237	301	0
Receive(5)	6‑Month EUR‑EURIBOR	0.830	Annual	12/09/2052		67,900	165	2,016	2,181	93	0
Receive(5)	6‑Month EUR‑EURIBOR	1.500	Annual	03/15/2053		15,700	1,969	1,484	3,453	162	0
Pay	28‑Day MXN‑TIIE	4.550	Lunar	02/27/2023	MXN	292,200	35	(257)	(222)	0	(10)
Pay	28‑Day MXN‑TIIE	4.500	Lunar	03/03/2023		173,000	(3)	(129)	(132)	0	(6)
Receive	28‑Day MXN‑TIIE	8.675	Lunar	04/03/2024		63,800	0	80	80	2	0
Receive	28‑Day MXN‑TIIE	8.660	Lunar	04/04/2024		32,100	0	40	40	1	0
Receive	28‑Day MXN‑TIIE	8.750	Lunar	04/05/2024		11,300	0	13	13	0	0
Receive	28‑Day MXN‑TIIE	8.410	Lunar	03/31/2027		7,600	0	7	7	1	0
Receive	28‑Day MXN‑TIIE	8.730	Lunar	04/06/2027		4,700	0	1	1	1	0
Receive	28‑Day MXN‑TIIE	7.495	Lunar	01/14/2032		2,300	9	0	9	1	0
Receive	28‑Day MXN‑TIIE	7.498	Lunar	01/15/2032		9,500	39	(2)	37	2	0
Receive	28‑Day MXN‑TIIE	8.732	Lunar	03/30/2032		2,400	0	0	0	1	0
Receive	28‑Day MXN‑TIIE	8.701	Lunar	03/31/2032		5,600	0	1	1	1	0

							$(72,691)	$(63,963)	$(136,654)	$2,870	$(4,097)

Total Swap Agreements							$(74,537)	$(66,207)	$(140,744)	$2,880	$(4,110)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$35	$2,880	$2,915	$0	$(57)	$(4,110)	$(4,167)

Cash of $101,407 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	89

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2023	EUR	9,881		$10,264	$0	$(318)
	01/2023		$2,056	GBP	1,685	0	(19)
	02/2023	CHF	3,377		$3,566	0	(103)
	02/2023		$7,142	CAD	9,482	0	(137)
	02/2023		9,193	NOK	91,239	137	0
	02/2023		232	ZAR	4,154	12	0
	03/2023		6,436		113,635	213	0
	03/2023	ZAR	84,001		$4,771	0	(145)
	05/2023	PEN	1,100		280	0	(6)

BPS	01/2023		$3,809	EUR	3,573	18	0
	01/2023		487	ZAR	8,441	9	0
	02/2023		2,161	IDR	33,980,610	20	0
	02/2023		335	ZAR	6,004	18	0
	03/2023	MXN	337,369		$16,740	0	(334)
	03/2023		$43	INR	3,566	0	0
	09/2023	ZAR	31,868		$1,759	0	(79)

BRC	01/2023	CNH	23,500		3,370	0	(29)
	01/2023		$16,201	EUR	15,329	215	0
	01/2023		2,168	GBP	1,794	4	(4)
	02/2023	CHF	1,735		$1,850	0	(35)
	02/2023		$655	ZAR	10,843	0	(19)
	09/2023		1,907		33,679	35	0

CBK	01/2023	EUR	6,883		$7,348	0	(23)
	01/2023	PEN	111		29	0	0
	01/2023		$64	CLP	61,098	8	0
	01/2023		1,678	EUR	1,578	12	0
	01/2023		4,587	PEN	18,418	253	0
	02/2023	AUD	444		$301	0	(2)
	02/2023	BRL	60,783		11,263	0	(187)
	02/2023	CAD	31,113		22,778	0	(207)
	03/2023	MXN	255,019		12,999	93	0
	03/2023	PEN	1,051		272	0	(3)
	03/2023		$2,489	PEN	10,007	132	0
	04/2023	PEN	49,193		$12,298	0	(546)
	04/2023		$3,864	PEN	15,261	115	0

CLY	01/2023	ZAR	4,244		$242	0	(7)

DUB	01/2023	HUF	170,655		378	0	(79)

GLM	01/2023	CNH	24,392		3,507	0	(22)
	01/2023	PLN	79,002		15,580	0	(2,440)
	01/2023		$237	ZAR	4,244	12	0
	04/2023	MXN	160,657		$7,986	0	(98)
	05/2023	PEN	9,945		2,457	0	(135)
	05/2023		$4,734	PEN	18,838	174	0

JPM	01/2023	EUR	7,869		$8,183	0	(244)
	01/2023	GBP	125,689		151,773	0	(203)
	01/2023		$14	CNY	96	0	0
	02/2023		3,725	IDR	58,692,146	43	0
	03/2023	IDR	97,315,412		$6,218	0	(28)
	03/2023		$25	CNY	172	0	0

MBC	01/2023	EUR	541,959		$568,266	0	(12,121)
	01/2023	GBP	3,218		3,916	25	0
	01/2023		$2,414	EUR	2,268	15	0
	01/2023	ZAR	4,568		$264	0	(4)
	02/2023	IDR	511,564		32	0	(1)
	03/2023		59,065,438		3,773	0	(18)

MYI	01/2023		$1,530	GBP	1,243	0	(27)
	01/2023		170	ZAR	2,934	2	0

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2023		$730	ZAR	13,220	$46	$0
	03/2023	IDR	83,222,138		$5,307	0	(35)
	03/2023	ZAR	29,634		1,659	0	(75)
	04/2023		74,696		4,171	0	(189)

RBC	02/2023		$13,943	NOK	139,119	282	0
	02/2023	ZAR	11,279		$642	0	(19)
	03/2023	MXN	3,246		162	0	(2)
	04/2023		$36,961	MXN	766,159	1,593	0

SCX	01/2023		248	PEN	953	3	0
	01/2023	ZAR	17,391		$993	0	(30)
	02/2023		$3,923	IDR	61,757,299	41	0
	03/2023		8	PEN	29	0	0
	04/2023		4,061	ZAR	74,696	299	0
	09/2023	ZAR	5,644		$322	0	(4)

SOG	09/2023		101,290		5,756	0	(85)

UAG	01/2023	CZK	13,250		521	0	(65)
	01/2023		$1,002	GBP	815	0	(17)
	01/2023		336	ZAR	6,016	18	0
	02/2023		5,767	IDR	91,540,981	110	0
	02/2023	ZAR	22,942		$1,306	0	(39)
	09/2023		$5,674	ZAR	99,479	63	0

Total Forward Foreign Currency Contracts						$4,020	$(18,183)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
FBF	ABX.HE.AA.6‑2 Index	0.170%	Monthly	05/25/2046	$	23,091	$(20,552)	$15,111	$0	$(5,441)

GST	ABX.HE.AA.6‑1 Index	0.320	Monthly	07/25/2045		5,231	(1,041)	633	0	(408)
	ABX.HE.PENAAA.7‑1 Index	0.090	Monthly	08/25/2037		1,778	(521)	320	0	(201)

							$(22,114)	$16,064	$0	$(6,050)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	1.059%	Maturity	03/20/2023	$	200	$0	$8	$8	$0

GST	Receive	iBoxx USD Liquid High Yield Index	N/A	1.058%	Maturity	06/20/2023		1,400	(11)	(15)	0	(26)

									$(11)	$(7)	$8	$(26)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Maturity	02/10/2023	$240	$0	$(112)	$0	$(112)

BPS	Pay	Diamond Sports Group, LLC	1-Month USD-LIBOR	Maturity	02/10/2023	600	0	(54)	0	(54)

							$0	$(166)	$0	$(166)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive(4)	United States Treasury Inflation Indexed Bonds «	N/A	0.000%	Maturity	01/28/2036	CNY	59,900	$25	$878	$903	$0

Total Swap Agreements									$(22,100)	$16,769	$911	$(6,242)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	91

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$362	$0	$8	$370	$(728)	$0	$0	$(728)	$(358)	$400	$42
BPS	65	0	0	65	(413)	0	(166)	(579)	(514)	1,525	1,011
BRC	254	0	0	254	(87)	0	0	(87)	167	(40)	127
CBK	613	0	0	613	(968)	0	0	(968)	(355)	475	120
CLY	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
DUB	0	0	0	0	(79)	0	0	(79)	(79)	57	(22)
FBF	0	0	0	0	0	0	(5,441)	(5,441)	(5,441)	5,704	263
GLM	186	0	0	186	(2,695)	0	0	(2,695)	(2,509)	2,294	(215)
GST	0	0	0	0	0	0	(635)	(635)	(635)	761	126
JPM	43	0	0	43	(475)	0	0	(475)	(432)	0	(432)
MBC	40	0	0	40	(12,144)	0	0	(12,144)	(12,104)	9,325	(2,779)
MYC	0	0	903	903	0	0	0	0	903	(698)	205
MYI	48	0	0	48	(326)	0	0	(326)	(278)	278	0
RBC	1,875	0	0	1,875	(21)	0	0	(21)	1,854	(1,800)	54
SCX	343	0	0	343	(34)	0	0	(34)	309	(380)	(71)
SOG	0	0	0	0	(85)	0	0	(85)	(85)	0	(85)
UAG	191	0	0	191	(121)	0	0	(121)	70	0	70

Total Over the Counter	$4,020	$0	$911	$4,931	$(18,183)	$0	$(6,242)	$(24,425)

(p)
Securities with an aggregate market value of $20,818 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$35	$35
Swap Agreements	0	10	0	0	2,870	2,880

	$0	$10	$0	$0	$2,905	$2,915

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,020	$0	$4,020
Swap Agreements	0	0	903	0	8	911

	$0	$0	$903	$4,020	$8	$4,931

	$0	$10	$903	$4,020	$2,913	$7,846

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$57	$57
Swap Agreements	0	13	0	0	4,097	4,110

	$0	$13	$0	$0	$4,154	$4,167

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,183	$0	$18,183
Swap Agreements	0	6,216	0	0	26	6,242

	$0	$6,216	$0	$18,183	$26	$24,425

	$0	$6,229	$0	$18,183	$4,180	$28,592

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$928	$0	$0	$107,285	$108,213

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,225	$0	$21,225
Swap Agreements	0	706	356	0	7	1,069

	$0	$706	$356	$21,225	$7	$22,294

	$0	$1,634	$356	$21,225	$107,292	$130,507

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,588	$3,588
Swap Agreements	0	4,455	0	0	(93,739)	(89,284)

	$0	$4,455	$0	$0	$(90,151)	$(85,696)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(28,926)	$0	$(28,926)
Swap Agreements	0	(381)	878	0	(516)	(19)

	$0	$(381)	$878	$(28,926)	$(516)	$(28,945)

	$0	$4,074	$878	$(28,926)	$(90,667)	$(114,641)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$935,704	$495,521	$1,431,225
Corporate Bonds & Notes
Banking & Finance	0	499,441	30,460	529,901
Industrials	0	877,891	2,336	880,227
Utilities	0	220,053	0	220,053
Convertible Bonds & Notes
Banking & Finance	0	6,309	0	6,309
Industrials	0	31,328	0	31,328
Municipal Bonds & Notes
Illinois	0	654	0	654
Puerto Rico	0	20,282	0	20,282
West Virginia	0	26,470	0	26,470

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
U.S. Government Agencies	$0	$89,061	$0	$89,061
Non‑Agency Mortgage-Backed Securities	0	1,676,084	8,516	1,684,600
Asset-Backed Securities	0	1,249,674	210,340	1,460,014
Sovereign Issues	0	84,722	0	84,722
Common Stocks
Communication Services	17,486	0	0	17,486
Consumer Discretionary	2	0	0	2
Consumer Staples	1,227	0	0	1,227
Energy	4,422	0	624	5,046
Financials	13,477	0	42,034	55,511
Industrials	187	0	17,542	17,729
Utilities	0	0	12,603	12,603

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	93

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Rights
Financials	$0	$0	$1,271	$1,271
Warrants
Financials	0	0	1,416	1,416
Information Technology	0	0	63,888	63,888
Preferred Securities
Banking & Finance	0	131,470	0	131,470
Industrials	0	0	26,212	26,212
Real Estate Investment Trusts
Real Estate	35,310	0	0	35,310
Short-Term Instruments
Repurchase Agreements	0	599,095	0	599,095
Short-Term Notes	0	0	428	428
Argentina Treasury Bills	0	2,049	0	2,049
U.S. Treasury Bills	0	72,380	0	72,380

	$72,111	$6,522,667	$913,191	$7,507,969

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	106,136	106,136

Total Investments	$72,111	$6,522,667	$1,019,327	$7,614,105

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$2,915	$0	$2,915
Over the counter	0	4,028	903	4,931

	$0	$6,943	$903	$7,846

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4,167)	0	(4,167)
Over the counter	0	(24,425)	0	(24,425)

	$0	$(28,592)	$0	$(28,592)

Total Financial Derivative Instruments	$0	$(21,649)	$903	$(20,746)

Totals	$72,111	$6,501,018	$1,020,230	$7,593,359

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(2)
Investments in Securities, at Value
Loan Participations and Assignments	$560,306	$104,072	$(37,682)	$2,581	$(1,916)	$(14,792)	$112,842	$(229,890)	$495,521	$(5,517)
Corporate Bonds & Notes
Banking & Finance	40,468	30,460	(39,204)	0	2,904	(4,168)	0	0	30,460	0
Industrials	258,893	1,802	0	470	0	(13,958)	0	(244,871)	2,336	(67)
Non‑Agency Mortgage-Backed Securities	9,526	0	(1,948)	1	(187)	268	856	0	8,516	167
Asset-Backed Securities	303,604	1,598	(19,927)	382	(2,639)	(69,312)	0	(3,366)	210,340	(68,088)
Common Stocks
Energy	280	0	0	0	0	344	0	0	624	344
Financials	49,040	0	0	0	0	(7,006)	0	0	42,034	(7,006)
Industrials	15,352	1,048	0	0	0	1,445	0	(303)	17,542	1,475
Materials	2,646	0	(2,897)	0	2,897	(2,646)	0	0	0	0
Utilities	11,252	0	0	0	0	1,351	0	0	12,603	1,351
Rights
Financials	895	0	0	0	0	376	0	0	1,271	376
Warrants
Financials	951	0	0	0	0	465	0	0	1,416	465
Industrials	1,682	0	(339)	0	339	(1,682)	0	0	0	0
Information Technology	67,297	0	0	0	0	(3,409)	0	0	63,888	(3,409)
Preferred Securities
Industrials	132,091	0	(125,624)	0	69,836	(50,091)	0	0	26,212	(3,317)
Utilities	33,921	0	(33,577)	0	(2,561)	2,217	0	0	0	0
Short-Term Instruments
Short-Term Notes	0	418	0	0	0	10	0	0	428	10

	$1,488,204	$139,398	$(261,198)	$3,434	$68,673	$(160,588)	$113,698	$(478,430)	$913,191	$(83,216)

Investments in Affiliates
Common Stocks
Affiliated Investments	$104,203	$0	$0	$0	$0	$1,933	$0	$0	$106,136	$1,933

Financial Derivative Instruments - Assets
Over the counter	$605	$0	$0	$0	$0	$298	$0	$0	$903	$298

Totals	$1,593,012	$139,398	$(261,198)	$3,434	$68,673	$(158,357)	$113,698	$(478,430)	$1,020,230	$(80,985)

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$129,141	Discounted Cash Flow	Discount Spread		6.980‑9.080	7.795
	143,577	Discounted Cash Flow	Discount Rate		6.180-11.690	9.067
	7	Expected Recovery	Price		100.000	—
	920	Indicative Market Quotation	Price		95.500	—
	44,152	Proxy Pricing	Base Price		95.286	—
	177,724	Third Party Vendor	Broker Quote		35.000-103.500	78.854
Corporate Bonds & Notes
Banking & Finance	30,460	Proxy Pricing	Base Price		100.000	—
Industrials	2,334	Discounted Cash Flow	Discount Rate		5.638	—
	2	Recent Transaction	Price		0.066	—
Non‑Agency Mortgage-Backed Securities	7,660	Discounted Cash Flow	Discount Rate		8.630	—
	856	Proxy Pricing	Base Price		51.965	—
Asset-Backed Securities	210,340	Discounted Cash Flow	Discount Rate		9.000-23.000	14.371
Common Stock
Energy	624	Market Comparable Valuation	EBITDA Multiple	X	4.400-4.600	4.591
Financials	42,034	Indicative Market Quotation	Price		$24.000	—
Industrials	15,735	Discounted Cash Flow	Discount Rate		11.590	—
	1,807	Indicative Market Quotation	Price		$7.500	—
Utilities	12,603	Indicative Market Quotation	Price		$28.000	—
Rights
Financials	1,271	Other Valuation Techniques(3)	—		—	—
Warrants
Financials	44	Indicative Market Quotation	Price		$2.000-3.500	3.303
	1,372	Other Valuation Techniques(3)	—		—	—
Information Technology	63,888	Comparable Multiple	EBITDA Multiple	X	4.500	—
Preferred Securities
Industrials	26,212	Market Comparable Valuation / Discounted Cash Flow	TBV Multiple/Discount Rate	X/%	0.370/24.820	—
Short-Term Instruments
Short‑Term Notes	428	Proxy Pricing	Base Price		100.000	—

Investments in Affiliates
Common Stock
Affiliated Investments	106,133	Market Comparable Valuation /Discounted Cash Flow	Revenue | EBITDA Multiple / Discount Rate	X/%	0.620|6.160/10.000	—
	3	Expected Recovery	Price		$0.001	—

Financial Derivative Instruments - Assets
Over the counter	903	Indicative Market Quotation	Broker Quote		10.481	—

Total	$1,020,230

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	95

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 182.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 42.8%

AmSurg LLC
TBD% due 04/29/2027 µ		$4,415	$4,321

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~		13,746	12,472

Carnival Corp.
5.648% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	25,957	26,783

Cengage Learning, Inc.
7.814% (LIBOR06M + 4.750%) due 07/14/2026 ~		$1,608	1,450

Comexposium
4.969% (EUR001Y + 4.000%) due 03/28/2026 ~	EUR	21,515	19,307

Coty, Inc.
4.019% (EUR001M + 2.500%) due 04/07/2025 ~		15,721	16,271

Cromwell EREIT Lux Finco SARL
3.043% (EUR003M + 1.500%) due 11/21/2024 «~		6,800	6,451

Diamond Sports Group LLC
12.317% due 05/25/2026		$19,161	18,207

DirecTV Financing LLC
9.384% (LIBOR01M + 5.000%) due 08/02/2027 ~		4,793	4,676

Envision Healthcare Corp.
12.119% due 04/29/2027		24,285	23,769
15.744% due 04/28/2028		54,879	44,909

Gateway Casinos & Entertainment Ltd.
12.138% due 10/15/2027		46,196	45,618
12.565% due 10/18/2027	CAD	10,079	7,350

Gibson Brands, Inc.
9.125% (LIBOR03M + 5.000%) due 08/11/2028 «~		$6,237	4,615

Instant Brands Holdings, Inc.
9.735% (LIBOR03M + 5.000%) due 04/12/2028 ~		19,006	12,848

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		12,728	12,314

KKR Apple Bidco LLC
10.134% (LIBOR01M + 5.750%) due 09/21/2029 ~		1,700	1,649

LifeMiles Ltd.
9.985% (LIBOR03M + 5.250%) due 08/30/2026 ~		6,423	5,996

NAC Aviation 29 DAC
4.008% due 06/30/2026		20,347	17,066

Oi SA
TBD% due 02/26/2035 «		29,961	10,487

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	19,500	17,985

Project Quasar Pledgco SLU
4.936% (EUR001M + 3.250%) due 03/15/2026 «~		11,125	11,655

Promotora de Informaciones SA
6.708% (EUR003M + 5.250%) due 12/31/2026 «~		29,646	27,292
8.000% (EUR003M + 8.000%) due 06/30/2027 «~		9,797	9,177

PUG LLC
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$10,783	8,977

Quantum Bidco Ltd.
7.616% due 01/29/2028	GBP	20,000	20,662

Republic of Cote d’lvoire
6.608% (EUR006M + 5.000%) due 03/19/2027 «~	EUR	900	920

Sigma Bidco BV
5.228% due 07/02/2025	GBP	20,000	19,939
10.870% (WIBOR06M + 3.500%) due 07/02/2025 ~	PLN	31,054	5,449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Softbank Vision Fund
5.000% due 12/21/2025 «		$26,134	$25,141

Steenbok Lux Finco 2 SARL
1TBD% (LIBOR06M + 10.000%) due 06/30/2023 ~	EUR	9,933	4,758

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(b)		56,118	38,646

Sunseeker
TBD% - 5.550% (LIBOR06M + 5.500%) due 10/31/2028 «~		$22,100	21,029

Sunshine Luxembourg SARL
8.480% (LIBOR03M + 3.750%) due 10/01/2026 ~		6	6

Syniverse Holdings, Inc.
11.580% due 05/13/2027		47,990	42,111

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		35,366	30,414

Telemar Norte Leste SA
TBD% due 02/26/2035 «		6,228	2,180

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~		26,336	14,863
9.938% (LIBOR01M + 5.500%) due 06/26/2026 ~		2,199	1,241

Veritas U.S., Inc.
9.730% (LIBOR03M + 5.000%) due 09/01/2025 ~		8,246	5,859

Viad Corp.
9.384% (LIBOR01M + 5.000%) due 07/30/2028 ~		6,123	5,807

Windstream Services LLC
8.423% due 02/28/2027 «		16,810	16,037

Total Loan Participations and Assignments (Cost $745,058)			626,707

CORPORATE BONDS & NOTES 43.9%

BANKING & FINANCE 13.4%

ADLER Group SA
1.875% due 01/14/2026	EUR	4,300	1,881
2.250% due 04/27/2027		1,800	682
3.250% due 08/05/2025		2,500	1,112
12.500% due 07/31/2025 «(i)	EUR	6,241	6,614

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026		20,927	19,268
2.625% due 04/28/2025		7,000	6,800
3.625% due 09/24/2024		7,800	7,946
5.375% due 01/18/2028 •		6,500	5,626
8.000% due 01/22/2030 •		1,603	1,506
10.500% due 07/23/2029		16,766	16,668

Claveau Re Ltd.
21.590% (T‑BILL 3MO + 17.250%) due 07/08/2028 ~(k)		$3,400	3,330

Corsair International Ltd.
5.473% due 01/28/2027 •	EUR	1,700	1,806
5.823% due 01/28/2029 •		1,100	1,166

Credit Suisse Group AG
4.194% due 04/01/2031 •		$250	195
6.375% due 08/21/2026 •(g)(h)(k)		600	431
7.250% due 09/12/2025 •(g)(h)(k)		200	144

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (k)		18,350	16,419

FloodSmart Re Ltd.
17.917% (T‑BILL 3MO + 13.000%) due 03/01/2024 ~(k)		3,920	3,626
21.667% (T‑BILL 3MO + 16.750%) due 03/01/2024 ~(k)		1,120	896

Hestia Re Ltd.
13.840% (T‑BILL 1MO + 9.500%) due 04/22/2025 ~		2,347	1,936

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (k)		4,680	3,879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sanders Re Ltd.
16.090% (T‑BILL 3MO + 11.750%) due 04/09/2029 ~		$4,164	$3,955

Uniti Group LP
6.000% due 01/15/2030 (k)		21,202	13,444
6.500% due 02/15/2029 (k)		26,904	17,874
7.875% due 02/15/2025 (k)		19,000	18,432

Veraison Re Ltd.
6.843% (T‑BILL 1MO + 2.500%) due 03/10/2031 ~		1,600	1,605

VICI Properties LP
4.500% due 01/15/2028 (k)		200	185

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (k)		49,287	39,122

			196,548

INDUSTRIALS 23.1%

Altice Financing SA
5.750% due 08/15/2029 (k)		5,253	4,142

American Airlines Pass-Through Trust
3.350% due 04/15/2031 (k)		756	655
3.700% due 04/01/2028 (k)		2,015	1,743

Carvana Co.
10.250% due 05/01/2030		7,400	3,491

CGG SA
7.750% due 04/01/2027	EUR	8,900	7,818
8.750% due 04/01/2027 (k)		$25,253	20,228

Champion Path Holdings Ltd.
4.500% due 01/27/2026		6,370	5,562

Community Health Systems, Inc.
8.000% due 03/15/2026 (k)		18,000	16,425

DISH DBS Corp.
5.250% due 12/01/2026 (k)		5,630	4,753

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		4,607	1,270

Endurance International Group Holdings, Inc.
6.000% due 02/15/2029 (k)		10,800	7,438

Foodco Bondco SA
6.250% due 05/15/2026	EUR	8,681	4,182

Guara Norte SARL
5.198% due 06/15/2034		$2,681	2,272

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		48,922	43,858

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (b)(k)		18,158	15,616

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	2,300	1,987

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		$200	161

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (k)		200	170

Seagate HDD Cayman
4.091% due 06/01/2029 (k)		1,000	830

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029 (k)		306	273

Studio City Finance Ltd.
5.000% due 01/15/2029 (k)		7,700	5,696

Times Square Hotel Trust
8.528% due 08/01/2026		456	450

Topaz Solar Farms LLC
5.750% due 09/30/2039 (k)		12,976	12,335

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		277	243

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (k)		20,402	4,488

Vale SA
3.202% due 12/29/2049 ~(g)	BRL	340,000	24,026

Veritas U.S., Inc.
7.500% due 09/01/2025 (k)		$22,099	15,267

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (k)		14,500	11,691

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (b)(k)	$82,694	$76,286

Windstream Escrow LLC
7.750% due 08/15/2028 (k)	51,680	42,232

Wynn Macau Ltd.
4.875% due 10/01/2024 (k)	500	473
5.500% due 01/15/2026 (k)	1,800	1,654
5.500% due 10/01/2027 (k)	600	525

		338,240

UTILITIES 7.4%

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023	47,200	45,568

FEL Energy SARL
5.750% due 12/01/2040	9,239	7,920

Gazprom PJSC via Gaz Finance PLC
3.000% due 06/29/2027	200	143

NGD Holdings BV
6.750% due 12/31/2026	1,113	518

Oi SA
10.000% due 07/27/2025	38,647	6,678

Pacific Gas & Electric Co.
4.200% due 06/01/2041 (k)	7,500	5,580
4.450% due 04/15/2042 (k)	448	335
4.600% due 06/15/2043 (k)	4,802	3,646
4.750% due 02/15/2044 (k)	21,041	16,179
4.950% due 07/01/2050 (k)	14,590	11,367

Peru LNG SRL
5.375% due 03/22/2030	12,625	10,563

		108,497

Total Corporate Bonds & Notes (Cost $826,274)		643,285

CONVERTIBLE BONDS & NOTES 1.5%

BANKING & FINANCE 1.3%

PennyMac Corp.
5.500% due 03/15/2026 (k)	24,225	19,850

INDUSTRIALS 0.2%

DISH Network Corp.
3.375% due 08/15/2026 (k)	3,700	2,327

Total Convertible Bonds & Notes (Cost $27,832)		22,177

MUNICIPAL BONDS & NOTES 1.1%

PUERTO RICO 1.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (f)	17,178	7,537
0.000% due 11/01/2051 (f)	18,135	6,627

		14,164

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	25,000	1,861

Total Municipal Bonds & Notes (Cost $21,672)		16,025

U.S. GOVERNMENT AGENCIES 2.0%

Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(k)	23,479	3,347
3.000% due 12/25/2032 - 01/25/2051 (a)(k)	13,727	2,149
3.500% due 05/25/2030 (a)(k)	5,252	375
4.000% due 09/25/2051 (a)(k)	26,203	5,964

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 07/25/2045 - 12/25/2047 (a)(k)	$3,887	$713
5.000% due 08/25/2043 (a)(k)	2,928	581

Freddie Mac
1.682% due 07/15/2042 •(a)(k)	1,998	186
1.882% due 03/15/2043 •(a)(k)	9,442	704
1.882% due 11/15/2047 ~(a)(k)	261	29
2.000% due 11/25/2050 - 01/25/2051 (a)(k)	19,907	1,870
3.000% due 11/25/2050 - 09/25/2051 (a)(k)	48,344	7,433
3.500% due 04/25/2041 (a)(k)	9,531	1,281
4.000% due 11/25/2048 - 06/25/2051 (a)(k)	15,571	3,044
4.500% due 12/25/2050 (a)(k)	4,625	841

Total U.S. Government Agencies (Cost $26,399)		28,517

NON‑AGENCY MORTGAGE-BACKED SECURITIES 53.4%

280 Park Avenue Mortgage Trust
7.064% due 09/15/2034 •(k)	4,750	4,284

Ashford Hospitality Trust
6.418% due 04/15/2035 ~(k)	2,500	2,306
7.418% due 04/15/2035 •(k)	8,700	7,982

Atrium Hotel Portfolio Trust
7.618% due 12/15/2036 •(k)	1,111	995
7.718% due 06/15/2035 ~(k)	11,037	10,189

Austin Fairmont Hotel Trust
6.568% due 09/15/2032 ~(k)	6,000	5,695

Banc of America Funding Trust
4.629% due 06/26/2036 ~(k)	3,506	2,817
5.750% due 05/26/2036	344	238
6.585% due 09/26/2036 ~	4,499	3,436

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(k)	15,650	11,065
7.868% due 07/15/2037 •(k)	4,278	3,985

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~(k)	16,240	13,590

Bear Stearns Commercial Mortgage Securities Trust
5.566% due 01/12/2045 ~	46	45

Beast Mortgage Trust
7.768% due 03/15/2036 •(k)	5,750	4,641
8.768% due 03/15/2036 •(k)	7,125	5,543

Beneria Cowen & Pritzer Collateral Funding Corp.
6.810% due 06/15/2038 ~(k)	10,000	8,623
7.956% due 06/15/2038 ~(k)	5,000	4,118

Braemar Hotels & Resorts Trust
6.718% due 06/15/2035 •(k)	7,900	7,295

Citigroup Commercial Mortgage Trust
3.518% due 05/10/2035 ~(k)	1,300	1,149
3.790% due 12/15/2072 ~(k)	4,600	2,892
7.243% due 12/15/2036 •(k)	8,811	8,373

Colony Mortgage Capital Ltd.
7.039% due 11/15/2038 •(k)	15,000	13,837

Commercial Mortgage Trust
5.618% due 06/15/2034 •	2,300	1,980
5.868% due 06/15/2034 •(k)	4,950	4,179
6.712% due 06/15/2034 •	7,400	6,000

Connecticut Avenue Securities Trust
6.678% due 12/25/2041 •(k)	4,300	3,979

Countrywide Alternative Loan Trust
6.250% due 12/25/2036	4,820	2,200

Credit Suisse Mortgage Capital Trust
7.618% due 07/15/2032 •(k)	19,982	18,248

CRSNT Commercial Mortgage Trust
7.820% due 04/15/2036 ~(k)	7,000	6,183

DBWF Mortgage Trust
7.457% due 12/19/2030 ~(k)	29,075	27,436

Deutsche Mortgage & Asset Receiving Corp.
3.854% due 11/27/2036 •	6,327	5,519

DOLP Trust
0.665% due 05/10/2041 ~(a)(k)	309,500	12,432
3.704% due 05/10/2041 ~(k)	29,000	17,814

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DROP Mortgage Trust
7.070% due 10/15/2043 ~(k)	$5,500	$4,890

Extended Stay America Trust
8.018% due 07/15/2038 ~(k)	18,352	17,279

Freddie Mac
7.678% due 02/25/2042 •(k)	8,400	7,926
8.678% due 02/25/2042 ~(k)	2,600	2,385
9.428% due 01/25/2034 •	4,000	3,157
11.428% due 10/25/2041 ~(k)	22,000	18,818
12.428% due 02/25/2042 ~(k)	1,200	995

GCT Commercial Mortgage Trust
7.668% due 02/15/2038 ~(k)	49,700	36,270

Greenwood Park CLO Ltd.
0.000% due 10/20/2030 «	13,000	176
0.000% due 04/15/2031 «	27,000	379

GS Mortgage Securities Corp. Trust
6.868% due 11/15/2032 ~(k)	10,782	10,274

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~	193	185
0.000% due 12/25/2060 ~(a)	183,901	6,433
0.165% due 12/25/2060 ~(a)	161,230	1,890
2.392% due 12/25/2060 ~(k)	34,468	18,496

Hawaii Hotel Trust
7.068% due 05/15/2038 •(k)	34,720	33,084
7.068% (US0001M + 2.750%) due 05/15/2038 ~	5,000	4,764

Hilton Orlando Trust
7.218% due 12/15/2034 ~(k)	10,953	10,508

HPLY Trust
7.468% due 11/15/2036 •(k)	1,676	1,587

JP Morgan Alternative Loan Trust
4.669% due 03/25/2037 ~(k)	15,474	14,987

JP Morgan Chase Commercial Mortgage Securities Trust
6.518% due 02/15/2035 •(k)	1,000	936
6.672% due 07/05/2033 ~(k)	5,012	4,506
7.022% due 07/05/2033 ~(k)	10,000	8,910
7.418% due 03/15/2036 •(k)	25,550	23,273
8.168% due 03/15/2036 ~(k)	9,500	8,564

JP Morgan Resecuritization Trust
1.550% due 12/27/2046 ~	8,713	6,971

Lehman XS Trust
4.989% due 08/25/2037 •(k)	23,374	19,242

Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~	310,908	3,810
0.000% due 11/25/2058 ~	259,439	873
0.257% due 11/25/2058 ~(k)	16,205	9,034
1.556% due 04/25/2057 ~(k)	19,586	12,188

Morgan Stanley Capital Trust
6.562% due 12/15/2036 •(k)	4,294	3,238
6.643% due 11/15/2034 ~(k)	5,370	4,964
7.593% due 11/15/2034 ~(k)	3,357	3,077

Morgan Stanley Re‑REMIC Trust
2.666% due 03/26/2037 þ(k)	3,437	3,220

MRCD Mortgage Trust
2.718% due 12/15/2036 (k)	28,715	23,990

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~(k)	15,192	12,114
6.718% due 11/15/2034 •(k)	6,000	5,770

New Orleans Hotel Trust
7.007% due 04/15/2032 •(k)	7,491	6,868

New Residential Mortgage Loan Trust
3.528% due 07/25/2055 ~(k)	1,242	864
3.988% due 07/25/2059 ~(k)	5,000	2,601
4.328% due 07/25/2055 ~	1,000	688

New York Mortgage Trust
5.250% due 07/25/2062 þ(k)	28,445	26,801

PMT Credit Risk Transfer Trust
7.287% due 02/27/2024 •(k)	17,469	16,751

Residential Accredit Loans, Inc. Trust
4.809% due 06/25/2037 ~	883	793

Seasoned Credit Risk Transfer Trust
2.729% due 05/25/2057 ~	17,856	6,652
4.250% due 09/25/2060 (k)	7,547	6,500
4.250% due 03/25/2061 ~	3,263	2,590

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	97

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 10/25/2058 ~(k)		$2,360	$2,083
9.140% due 11/25/2060 ~		5,547	4,256
11.761% due 09/25/2060 ~		4,239	3,080

SFO Commercial Mortgage Trust
7.218% due 05/15/2038 ~(k)		18,000	15,039
7.968% due 05/15/2038 •(k)		6,000	4,848

Tharaldson Hotel Portfolio Trust
7.698% due 11/11/2034 ~(k)		5,025	4,710

Trinity Square PLC
0.000% due 07/15/2059 (f)	GBP	10,853	31,513
6.379% due 07/15/2059 ~		10,843	12,513
7.379% due 07/15/2059 ~		5,421	6,274
7.879% due 07/15/2059 •		10,844	12,935

VASA Trust
7.468% due 07/15/2039 •(k)		$10,000	8,976
8.218% due 07/15/2039 •(k)		7,000	6,251

Verus Securitization Trust
3.195% due 10/25/2063 ~		1,800	1,371

Waikiki Beach Hotel Trust
6.348% due 12/15/2033 •(k)		3,000	2,833
6.998% due 12/15/2033 •(k)		5,000	4,588

WaMu Mortgage Pass-Through Certificates Trust
2.858% due 07/25/2047 •(k)		2,275	1,823
5.439% due 12/25/2045 •(k)		11,295	9,502

Wells Fargo Mortgage-Backed Securities Trust
4.479% due 10/25/2036 ~		267	244

Total Non‑Agency Mortgage-Backed Securities (Cost $912,579)			782,178

ASSET-BACKED SECURITIES 21.3%

Aames Mortgage Investment Trust
6.716% due 01/25/2035 ~		5,000	3,378

ACE Securities Corp. Home Equity Loan Trust
4.639% due 08/25/2036 ~(k)		24,116	17,856
4.974% due 02/25/2036 •		6,436	5,416

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.189% due 07/25/2035 •(k)		7,500	5,585

Argent Securities, Inc. Asset-Backed Pass‑Through Certificates
5.079% due 01/25/2036 •(k)		16,356	13,031

Asset-Backed Securities Corp. Home Equity Loan Trust
4.619% due 05/25/2037 •(k)		8,669	6,045

Ayresome CDO Ltd.
3.538% due 12/08/2045 ~(k)		26,005	9,000

Bear Stearns Asset-Backed Securities Trust
4.526% due 01/25/2037 •		6,306	5,507

BSPRT Issuer Ltd.
6.718% due 05/15/2029 ~(k)		5,000	4,806

Carvana Auto Receivables Trust
0.000% due 01/10/2028 «(f)		10	2,376

College Avenue Student Loans LLC
4.120% due 07/25/2051		1,750	1,569

Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)		840,370	207
4.282% due 08/02/2049 •		29,910	327

Encore Credit Receivables Trust
6.144% due 10/25/2035 ~		5,613	4,981

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(f)		7	2,166
0.000% due 08/15/2031 «(f)		12	5,485
0.000% due 12/15/2033 «(f)		12	5,295

Fieldstone Mortgage Investment Trust
7.314% due 08/25/2034 •		3,000	2,157

First Franklin Mortgage Loan Trust
4.699% due 10/25/2036 ~(k)		6,000	4,751

First NLC Trust
5.409% due 12/25/2035 ~		3,090	2,763

Flagship Credit Auto Trust
0.000% due 04/17/2028 «(f)		10	1,759

FREED ABS Trust
0.000% due 09/20/2027 «(f)		4	646

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenwood Park CLO Ltd.
0.000% due 04/15/2031 ~	$27,000	$12,060

GSAMP Trust
4.839% due 08/25/2036 ~(k)	15,557	12,985

Home Equity Mortgage Loan Asset-Backed Trust
4.559% due 04/25/2037 •(k)	7,310	5,096

KKR CLO Ltd.
0.000% due 04/20/2034 ~	10,000	7,408

Long Beach Mortgage Loan Trust
5.094% due 11/25/2035 •(k)	10,014	9,240

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~	5,600	2,491

Marlette Funding Trust
0.000% due 09/16/2030 «(f)	38	2,516

Montauk Point CDO Ltd.
4.051% due 04/06/2046 •(k)	327,058	5,427
4.056% due 10/06/2042 •(k)	213,556	13,663

Morgan Stanley ABS Capital, Inc. Trust
5.499% due 07/25/2035 •(k)	6,938	5,103

Morgan Stanley Capital, Inc. Trust
4.749% due 03/25/2036 •(k)	2,449	1,978

Morgan Stanley Home Equity Loan Trust
5.454% due 05/25/2035 •	5,319	4,506

Myers Park CLO Ltd.
0.000% due 10/20/2030 «~	13,000	8,685

New Century Home Equity Loan Trust
5.409% due 06/25/2035 •(k)	17,485	15,743

Option One Mortgage Loan Trust
4.629% due 04/25/2037 •(k)	3,721	2,195

PRET LLC
3.721% due 07/25/2051 þ	2,600	2,124
3.967% due 09/25/2051 þ(k)	17,900	15,072

Ready Capital Mortgage Financing LLC
8.139% due 04/25/2038 •(k)	7,000	6,461

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ	7,935	2,971

Securitized Asset-Backed Receivables LLC Trust
4.889% due 03/25/2036 ~(k)	1,506	936

Sierra Madre Funding Ltd.
4.597% due 09/07/2039 ~	1,145	849

SMB Private Education Loan Trust
0.000% due 02/16/2055 «(f)	5	7,456

Specialty Underwriting & Residential Finance Trust
3.546% due 09/25/2037 ~(k)	23,596	8,292

Structured Asset Investment Loan Trust
4.909% due 05/25/2036 •	14,747	6,050

Structured Asset Securities Corp. Mortgage Loan Trust
4.589% due 06/25/2037 •(k)	5,720	3,845
4.629% due 01/25/2037 ~(k)	9,810	6,303
4.689% due 04/25/2036 ~(k)	20,453	17,758

Structured Finance Advisors ABS CDO Ltd.
3.743% (US0003M) due 07/02/2037 ~	41,770	7,802

Summer Street Ltd.
4.983% due 12/06/2045 •(k)	49,629	12,591

Total Asset-Backed Securities (Cost $412,660)		312,712

SOVEREIGN ISSUES 1.6%

Argentina Government International Bond
3.500% due 07/09/2041 þ(k)	5,233	1,501

Ecuador Government International Bond
2.500% due 07/31/2035 þ	3,300	1,527
5.500% due 07/31/2030 þ	19,720	12,659

Nigeria Government International Bond
8.250% due 09/28/2051 (k)	3,600	2,415

Russia Government International Bond
5.100% due 03/28/2035 ^(c)	200	66
5.625% due 04/04/2042 ^(c)	4,200	2,667

Ukraine Government International Bond
6.876% due 05/21/2031 ^(c)	10,700	2,143

Total Sovereign Issues (Cost $32,728)		22,978

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 2.3%

CONSUMER STAPLES 0.0%

Promotora de Informaciones SA	1,623,357	$488

FINANCIALS 1.4%

Banca Monte dei Paschi di Siena SpA (d)	2,274,000	4,685

Credit Suisse Group AG	115,607	346

Intelsat SA «(d)(i)	650,684	15,616

		20,647

INDUSTRIALS 0.9%

NAC Aviation Restricted «(d)(i)	373,201	6,904

Syniverse Holdings, Inc. «(i)	6,326,259	6,080

Voyager Aviation Holdings LLC «(d)	6,860	0

		12,984

Total Common Stocks (Cost $59,171)		34,119

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	68,143	460

Total Rights (Cost $0)		460

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA ‑ Exp. 12/05/2025 «	68,143	511

Total Warrants (Cost $0)		511

PREFERRED SECURITIES 2.1%

BANKING & FINANCE 1.3%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	19,184,350	19,749

INDUSTRIALS 0.8%

Voyager Aviation Holdings LLC «	41,160	11,047

Total Preferred Securities (Cost $43,557)		30,796

REAL ESTATE INVESTMENT TRUSTS 3.3%

FINANCIALS 3.3%

AGNC Investment Corp.	1,270,500	13,150

Annaly Capital Mangaement, Inc.	609,500	12,848

KKR Real Estate Finance Trust, Inc.	1,082,100	15,106

PennyMac Mortgage Investment Trust	556,200	6,891

Total Real Estate Investment Trusts (Cost $68,894)		47,995

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (j) 4.4%

		$64,600

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 1.5%

Corestate Capital Holding SA
8.000% due 04/15/2023 «(i)	EUR	300	$321

Federal Home Loan Bank
4.320% due 01/06/2023 - 01/10/2023 •(k)		$22,500	22,500

			22,821

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.1%
4.189% due 01/31/2023 - 03/23/2023 (e)(f)(k)(n)	$15,653	$15,559

Total Short-Term Instruments (Cost $102,975)		102,980

Total Investments in Securities (Cost $3,279,799)		2,671,440

Total Investments 182.3% (Cost $3,279,799)		$2,671,440

Financial Derivative Instruments (l)(m) (0.7)% (Cost or Premiums, net $(16,420))		(10,019)

Other Assets and Liabilities, net (81.6)%		(1,196,074)

Net Assets 100.0%		$1,465,347

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in‑kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
ADLER Group SA 12.500% 07/31/2025	12/22/2022	$6,614	$6,614	0.45%
Corestate Capital Holding SA 8.000% due 04/15/2023	12/06/2022	314	321	0.02
Intelsat SA	01/29/2021 ‑ 03/09/2021	38,680	15,616	1.07
NAC Aviation Restricted	06/01/2022 - 07/27/2022	8,750	6,904	0.47
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2022	6,208	6,080	0.41

		$60,566	$35,535	2.42%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
MBC	4.320%	12/30/2022	01/03/2023	$64,600	U.S. Treasury Bills 0.000% due 01/05/2023	$(66,170)	$64,600	$64,631

Total Repurchase Agreements						$(66,170)	$64,600	$64,631

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	99

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	4.000%	09/08/2022	03/07/2023			$(14,076)	$(14,259)
BOS	3.760	11/25/2022	01/10/2023			(2,324)	(2,334)
	3.760	12/02/2022	01/10/2023			(3,275)	(3,286)
BPS	(1.500)	12/21/2022	TBD	(3)	EUR	(1,488)	(1,592)
	2.120	12/06/2022	02/07/2023			(14,491)	(15,537)
	2.150	10/28/2022	02/09/2023			(2,678)	(2,878)
	2.270	11/24/2022	02/22/2023			(1,702)	(1,826)
	3.550	08/02/2022	02/02/2023			$(5,327)	(5,408)
	3.620	08/16/2022	02/16/2023			(19,921)	(20,201)
	3.640	08/12/2022	02/13/2023			(3,765)	(3,820)
	3.760	11/09/2022	02/13/2023			(1,515)	(1,524)
	3.810	08/31/2022	03/01/2023			(905)	(917)
	3.900	09/02/2022	03/02/2023			(7,964)	(8,070)
	3.935	09/01/2022	03/01/2023			(7,604)	(7,707)
	4.160	11/09/2022	02/10/2023			(33,703)	(33,918)
	4.206	08/24/2022	02/27/2023			(47,012)	(47,737)
	4.600	09/22/2022	03/23/2023			(3,227)	(3,269)
	4.600	10/19/2022	01/19/2023			(8,810)	(8,896)
	4.600	12/05/2022	03/23/2023			(1,439)	(1,444)
	4.620	09/23/2022	03/23/2023			(4,640)	(4,700)
	4.650	11/15/2022	01/30/2023			(887)	(893)
	4.850	10/17/2022	02/17/2023			(6,904)	(6,977)
	4.970	11/18/2022	02/10/2023			(704)	(709)
	5.160	10/27/2022	01/30/2023			(1,844)	(1,862)
	5.300	08/15/2022	02/15/2023			(22,931)	(23,226)
	5.450	12/08/2022	04/06/2023			(36,723)	(36,854)
	5.450	12/15/2022	04/14/2023			(5,335)	(5,349)
	5.450	01/03/2023	05/03/2023			(9,157)	(9,157)
	5.500	01/03/2023	05/03/2023			(9,780)	(9,780)
	5.550	12/08/2022	04/06/2023			(4,530)	(4,547)
	5.750	12/08/2022	04/06/2023			(642)	(644)
	5.750	12/15/2022	04/14/2023			(12,003)	(12,036)
BRC	1.900	12/21/2022	TBD	(3)	EUR	(1,205)	(1,290)
	4.005	08/04/2022	02/03/2023			$(27,183)	(27,643)
	4.306	08/24/2022	02/27/2023			(5,994)	(6,089)
	4.800	10/13/2022	01/13/2023			(21,876)	(22,115)
	5.110	10/25/2022	01/30/2023			(14,229)	(14,370)
	5.180	10/27/2022	01/30/2023			(813)	(821)
	5.230	11/01/2022	02/03/2023			(3,536)	(3,569)
	5.320	11/10/2022	02/10/2023			(6,478)	(6,530)
	5.330	10/27/2022	01/30/2023			(29,559)	(29,857)
	5.370	11/10/2022	02/10/2023			(23,286)	(23,473)
BYR	4.950	09/26/2022	03/24/2023			(28,446)	(28,710)
	4.950	11/07/2022	03/24/2023			(10,236)	(10,296)
	4.950	12/30/2022	03/24/2023			(3,280)	(3,282)
	4.960	10/26/2022	04/26/2023			(60,200)	(60,625)
CEW	3.430	07/12/2022	01/12/2023			(69,652)	(70,813)
	4.310	08/26/2022	02/28/2023			(10,112)	(10,270)
CIB	4.600	10/17/2022	01/17/2023			(250)	(253)
DBL	5.818	12/16/2022	02/16/2023			(19,222)	(19,278)
	5.868	12/16/2022	02/16/2023			(14,107)	(14,149)
IND	4.980	11/07/2022	03/07/2023			(3,121)	(3,145)
	5.000	11/07/2022	03/07/2023			(539)	(543)
JML	1.700	11/28/2022	01/26/2023		EUR	(5,640)	(6,048)
	2.050	09/14/2022	TBD	(3)		(19,760)	(21,201)
	2.070	09/14/2022	TBD	(3)		(6,610)	(7,093)
	2.150	11/07/2022	02/09/2023			(902)	(969)
	2.200	11/24/2022	02/22/2023			(679)	(729)
	4.163	10/28/2022	01/06/2023			$(996)	(1,003)
	4.750	12/16/2022	02/03/2023			(14,461)	(14,495)
JPS	4.090	09/02/2022	01/03/2023			(55,139)	(55,909)
	4.090	10/25/2022	01/03/2023			(1,904)	(1,919)
	4.870	11/03/2022	02/06/2023			(21,735)	(21,914)
	5.500	11/14/2022	02/14/2023			(18,169)	(18,307)
	5.840	01/03/2023	04/03/2023			(26,812)	(26,812)
	5.890	01/03/2023	04/03/2023			(23,662)	(23,662)
	5.940	01/03/2023	04/03/2023			(3,231)	(3,231)
MEI	1.500	10/07/2022	TBD	(3)	EUR	(428)	(459)

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	4.000%	11/16/2022	02/17/2023		GBP	(8,709)	$(10,584)
	4.700	11/14/2022	02/13/2023			$(684)	(689)
MSB	5.250	09/19/2022	03/16/2023			(2,050)	(2,070)
	5.450	10/14/2022	04/12/2023			(10,656)	(10,757)
	5.550	08/22/2022	02/22/2023			(44,507)	(44,507)
NOM	4.650	12/16/2022	TBD	(3)		(528)	(530)
	5.500	11/18/2022	01/18/2023			(8,198)	(8,256)
RBC	5.250	10/11/2022	02/13/2023			(14,103)	(14,234)
	5.560	11/17/2022	02/17/2023			(4,832)	(4,864)
RCY	4.170	09/16/2022	01/17/2023			(3,461)	(3,504)
	4.500	12/22/2022	01/05/2023			(16,027)	(16,051)
	4.500	12/23/2022	01/05/2023			(5,277)	(5,285)
	4.500	12/27/2022	01/05/2023			(685)	(686)
	4.710	10/18/2022	02/17/2023			(5,965)	(6,025)
RDR	4.400	10/24/2022	01/27/2023			(4,921)	(4,963)
	4.470	10/20/2022	01/20/2023			(449)	(453)
	4.470	11/25/2022	01/20/2023			(4,697)	(4,720)
	4.600	11/04/2022	02/03/2023			(18,029)	(18,167)
RTA	4.860	01/07/2022	01/05/2023			(10,505)	(10,568)
	4.890	12/02/2022	01/03/2023			(4,064)	(4,082)
	5.310	12/27/2022	01/31/2023			(42,518)	(42,561)
	5.390	01/03/2023	05/03/2023			(3,931)	(3,931)
	5.400	10/03/2022	01/03/2023			(16,382)	(16,549)
	5.450	12/02/2022	04/03/2023			(5,789)	(5,814)
	5.450	01/03/2023	05/03/2023			(5,927)	(5,927)
	5.560	01/03/2023	04/03/2023			(16,531)	(16,531)
SOG	4.640	11/16/2022	02/14/2023			(1,262)	(1,269)
	4.790	11/16/2022	02/02/2023			(568)	(571)
	4.820	11/30/2022	02/22/2023			(5,577)	(5,603)
	5.127	10/28/2022	01/27/2023			(28,991)	(29,268)
	5.756	11/16/2022	05/16/2023			(3,000)	(3,023)
	5.756	11/17/2022	05/17/2023			(10,816)	(10,897)
	5.756	11/18/2022	05/18/2023			(7,082)	(7,134)
	5.806	11/16/2022	05/16/2023			(15,717)	(15,839)
TDM	4.470	12/16/2022	TBD	(3)		(901)	(903)
UBS	1.570	09/14/2022	TBD	(3)	EUR	(1,063)	(1,141)
	1.680	10/19/2022	TBD	(3)		(2,378)	(2,551)
	1.730	10/19/2022	TBD	(3)		(4,676)	(5,015)
	2.400	12/23/2022	01/12/2023			(12,869)	(13,785)
	3.920	08/12/2022	02/13/2023			$(40,082)	(40,710)
	4.060	09/15/2022	01/13/2023			(14,552)	(14,732)
	4.360	09/20/2022	01/19/2023			(7,433)	(7,527)
	4.460	09/20/2022	01/19/2023			(11,843)	(11,997)
	4.510	09/20/2022	01/19/2023			(11,237)	(11,384)
	4.650	10/05/2022	02/06/2023			(10,832)	(10,958)
	4.675	11/10/2022	01/10/2023			(31,486)	(31,707)
	4.675	12/09/2022	01/10/2023			(9,741)	(9,773)
	4.790	11/02/2022	02/03/2023			(4,242)	(4,277)
	4.840	11/02/2022	02/03/2023			(17,086)	(17,228)

Total Reverse Repurchase Agreements							$(1,381,829)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(14,259)	$0	$(14,259)	$100	$(14,159)
BOS	0	(5,620)	0	(5,620)	(172)	(5,792)
BPS	0	(281,478)	0	(281,478)	18,217	(263,261)
BRC	0	(135,757)	0	(135,757)	8,259	(127,498)
BYR	0	(102,913)	0	(102,913)	(4,170)	(107,083)
CEW	0	(81,083)	0	(81,083)	5,120	(75,963)
CIB	0	(253)	0	(253)	0	(253)
DBL	0	(33,427)	0	(33,427)	0	(33,427)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	101

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale‑Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
IND	$0	$(3,688)	$0	$(3,688)	$0	$(3,688)
JML	0	(51,538)	0	(51,538)	946	(50,592)
JPS	0	(151,754)	0	(151,754)	3,809	(147,945)
MBC	64,631	0	0	64,631	(66,170)	(1,539)
MEI	0	(11,732)	0	(11,732)	(256)	(11,988)
MSB	0	(57,334)	0	(57,334)	346	(56,988)
NOM	0	(8,786)	0	(8,786)	0	(8,786)
RBC	0	(19,098)	0	(19,098)	441	(18,657)
RCY	0	(31,551)	0	(31,551)	240	(31,311)
RDR	0	(28,303)	0	(28,303)	(1,976)	(30,279)
RTA	0	(105,963)	0	(105,963)	2,100	(103,863)
SOG	0	(73,604)	0	(73,604)	(1,299)	(74,903)
TDM	0	(903)	0	(903)	0	(903)
UBS	0	(182,785)	0	(182,785)	(2,110)	(184,895)

Total Borrowings and Other Financing Transactions	$64,631	$(1,381,829)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31‑90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(119,329)	$(284,064)	$(101,870)	$(505,263)
Convertible Bonds & Notes	0	(18,636)	0	0	(18,636)
Sovereign Issues	0	0	(14,495)	(530)	(15,025)
Preferred Securities	0	0	(15,537)	0	(15,537)
U.S. Government Agencies	0	(3,757)	(20,284)	0	(24,041)
Non‑Agency Mortgage-Backed Securities	0	(246,650)	(210,812)	(79,817)	(537,279)
Asset-Backed Securities	0	(15,276)	(96,644)	(33,077)	(144,997)
Short-Term Notes	0	(22,021)	0	0	(22,021)

Total Borrowings	$0	$(425,669)	$(641,836)	$(215,294)	$(1,282,799)

Payable for reverse repurchase agreements(5)					$(1,282,799)

(k)	Securities with an aggregate market value of $6,336 and cash of $33,243 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended December 31, 2022 was $(1,353,004) at a weighted average interest rate of 2.939%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(99,030) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3‑Month SOFR Active Contract December Futures	03/2024	66	$(15,753)	$305	$8	$0
3‑Month SOFR Active Contract December Futures	03/2025	35	(8,458)	96	0	(3)
3‑Month SOFR Active Contract December Futures	03/2026	38	(9,198)	98	0	(4)
3‑Month SOFR Active Contract June Futures	09/2024	44	(10,585)	150	1	0
3‑Month SOFR Active Contract June Futures	09/2025	35	(8,469)	91	0	(3)
3‑Month SOFR Active Contract March Futures	06/2024	58	(13,900)	231	4	0
3‑Month SOFR Active Contract March Futures	06/2025	31	(7,498)	83	0	(3)
3‑Month SOFR Active Contract March Futures	06/2026	36	(8,713)	91	0	(4)
3‑Month SOFR Active Contract September Futures	12/2024	41	(9,891)	122	0	(2)
3‑Month SOFR Active Contract September Futures	12/2025	29	(7,019)	74	0	(3)

Total Futures Contracts				$1,341	$13	$(22)

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	2.622%	$	200	$(8)	$16	$8	$0	$0
Bombardier, Inc.	5.000	Quarterly	06/20/2025	3.222		100	(8)	12	4	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.564	EUR	1,000	64	(192)	(128)	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.896		13,300	739	(2,725)	(1,986)	10	0

							$787	$(2,889)	$(2,102)	$10	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1‑Day GBP‑SONIO Compounded‑OIS	0.750%	Annual	09/21/2052	GBP	9,800	$286	$5,588	$5,874	$15	$0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.450	Annual	12/20/2024	$	71,200	(5)	1,065	1,060	37	0
Receive(5)	1‑Day USD‑SOFR Compounded‑OIS	2.350	Annual	01/17/2025		24,600	0	365	365	9	0
Pay	1‑Day USD‑SOFR Compounded‑OIS	1.250	Annual	09/21/2026		91,700	(6,758)	(2,229)	(8,987)	0	(112)
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2027		230,100	(19,716)	1,457	(18,259)	0	(339)
Pay	1‑Day USD‑SOFR Compounded‑OIS	4.000	Annual	12/21/2027		309,800	313	3,115	3,428	0	(410)
Pay	1‑Day USD‑SOFR Compounded‑OIS	2.000	Annual	12/21/2029		144,300	(14,841)	386	(14,455)	0	(286)
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	06/15/2052		40,100	9,900	1,323	11,223	197	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	1.750	Annual	12/21/2052		27,100	6,527	943	7,470	134	0
Receive	1‑Day USD‑SOFR Compounded‑OIS	3.500	Annual	12/21/2052		81,300	(245)	(4,071)	(4,316)	475	0
Pay	1‑Year BRL‑CDI	6.170	Maturity	01/02/2023		77,400	(14)	(724)	(738)	0	(1)
Receive	1‑Year BRL‑CDI	12.670	Maturity	01/02/2023		3,100	0	2	2	0	0
Receive	1‑Year BRL‑CDI	12.690	Maturity	01/02/2023		2,000	0	1	1	0	0
Receive	1‑Year BRL‑CDI	12.740	Maturity	01/02/2023		5,200	0	3	3	0	0
Receive	1‑Year BRL‑CDI	12.750	Maturity	01/02/2023		2,500	0	1	1	0	0
Receive	1‑Year BRL‑CDI	12.760	Maturity	01/02/2023		5,200	0	2	2	0	0
Receive	1‑Year BRL‑CDI	12.900	Maturity	01/02/2023		10,700	0	3	3	0	0
Receive	1‑Year BRL‑CDI	12.930	Maturity	01/02/2023		1,300	0	0	0	0	0
Receive	1‑Year BRL‑CDI	12.939	Maturity	01/02/2023		5,300	0	1	1	0	0
Receive	1‑Year BRL‑CDI	12.946	Maturity	01/02/2023		13,400	0	3	3	0	0
Receive	1‑Year BRL‑CDI	12.960	Maturity	01/02/2023		10,700	0	2	2	0	0
Receive	1‑Year BRL‑CDI	12.970	Maturity	01/02/2023		17,500	0	3	3	0	0
Pay	1‑Year BRL‑CDI	11.140	Maturity	01/02/2025		1,000	0	(6)	(6)	0	0
Pay	1‑Year BRL‑CDI	11.160	Maturity	01/02/2025		700	0	(4)	(4)	0	0
Pay	1‑Year BRL‑CDI	11.350	Maturity	01/02/2025		800	0	(4)	(4)	0	0
Pay	1‑Year BRL‑CDI	12.000	Maturity	01/02/2025		2,200	0	(6)	(6)	0	0
Pay	1‑Year BRL‑CDI	12.080	Maturity	01/02/2025		3,700	0	(9)	(9)	0	0
Pay	1‑Year BRL‑CDI	12.140	Maturity	01/02/2025		1,900	0	(4)	(4)	0	0
Pay	1‑Year BRL‑CDI	12.145	Maturity	01/02/2025		1,800	0	(4)	(4)	0	0
Pay	1‑Year BRL‑CDI	12.160	Maturity	01/02/2025		3,800	0	(9)	(9)	0	0
Pay	1‑Year BRL‑CDI	6.990	Maturity	01/04/2027		318,400	2,523	(10,170)	(7,647)	2	0
Pay	1‑Year BRL‑CDI	11.220	Maturity	01/04/2027		1,200	0	(9)	(9)	0	0
Pay	1‑Year BRL‑CDI	11.245	Maturity	01/04/2027		600	0	(4)	(4)	0	0
Pay	1‑Year BRL‑CDI	11.260	Maturity	01/04/2027		600	0	(4)	(4)	0	0
Pay	1‑Year BRL‑CDI	11.700	Maturity	01/04/2027		300	0	(1)	(1)	0	0
Pay	1‑Year BRL‑CDI	11.715	Maturity	01/04/2027		1,400	0	(7)	(7)	0	0
Receive	1‑Year BRL‑CDI	11.788	Maturity	01/04/2027		471,000	0	1,790	1,790	0	(2)
Pay	1‑Year BRL‑CDI	11.870	Maturity	01/04/2027		3,200	0	(12)	(12)	0	0
Pay	1‑Year BRL‑CDI	12.015	Maturity	01/04/2027		124,200	0	(376)	(376)	1	0
Pay	3‑Month USD‑LIBOR	0.500	Semi‑Annual	06/16/2028		6,300	(352)	(731)	(1,083)	0	(12)
Pay	3‑Month USD‑LIBOR	1.500	Semi-Annual	12/15/2028		43,200	(62)	(5,614)	(5,676)	0	(91)
Receive	6‑Month EUR‑EURIBOR	0.250	Annual	09/21/2032	EUR	50,200	4,740	8,625	13,365	243	0
Receive(5)	6‑Month EUR‑EURIBOR	1.750	Annual	03/15/2033		5,700	448	313	761	30	0
Receive(5)	6‑Month EUR‑EURIBOR	0.830	Annual	12/09/2052		24,400	58	726	784	33	0
Pay	28‑Day MXN‑TIIE	4.550	Lunar	02/27/2023	MXN	109,600	12	(95)	(83)	0	(4)
Pay	28‑Day MXN‑TIIE	4.500	Lunar	03/03/2023		238,900	(10)	(173)	(183)	0	(8)
Receive	28‑Day MXN‑TIIE	8.675	Lunar	04/03/2024		41,000	0	51	51	1	0
Receive	28‑Day MXN‑TIIE	8.660	Lunar	04/04/2024		17,100	0	21	21	0	0
Receive	28‑Day MXN‑TIIE	8.750	Lunar	04/05/2024		10,200	0	12	12	0	0
Receive	28‑Day MXN‑TIIE	8.410	Lunar	03/31/2027		4,900	0	4	4	1	0
Receive	28‑Day MXN‑TIIE	8.730	Lunar	04/06/2027		4,300	0	1	1	1	0
Receive	28‑Day MXN‑TIIE	7.495	Lunar	01/14/2032		2,100	9	(1)	8	0	0
Receive	28‑Day MXN‑TIIE	7.498	Lunar	01/15/2032		8,700	36	(2)	34	2	0

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	103

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28‑Day MXN‑TIIE	8.732%	Lunar	03/30/2032	MXN	2,100	$0	$0	$0	$0	$0
Receive	28‑Day MXN‑TIIE	8.701	Lunar	03/31/2032		5,000	0	1	1	1	0

							$(17,151)	$1,538	$(15,613)	$1,182	$(1,265)

Total Swap Agreements							$(16,364)	$(1,351)	$(17,715)	$1,192	$(1,265)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$1,192	$1,205	$0	$(22)	$(1,265)	$(1,287)

Cash of $36,688 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2023		$194	ZAR	3,439	$9	$0
	02/2023	CAD	9,413		$7,091	136	0
	02/2023	CHF	631		667	0	(19)
	02/2023	EUR	45,485		47,727	0	(1,102)
	02/2023	GBP	77,549		91,526	0	(2,330)
	02/2023		$4,341	EUR	4,073	31	0
	02/2023		1,551	ZAR	27,796	79	0
	03/2023		2,008		35,456	67	0

BPS	02/2023	EUR	59,316		$61,507	0	(2,171)
	02/2023	IDR	6,715,048		427	0	(7)
	02/2023		$1,415	EUR	1,325	8	0
	03/2023	MXN	61,250		$3,039	0	(61)
	03/2023		$20,024	PEN	77,853	345	0

BRC	01/2023	ZAR	3,439		$197	0	(6)
	02/2023	CHF	324		346	0	(7)
	02/2023	GBP	1,277		1,545	0	0
	02/2023		$484	ZAR	8,008	0	(14)
	02/2023	ZAR	13,804		$775	0	(35)

CBK	01/2023	BRL	233,577		44,601	361	0
	01/2023		$22,252	BRL	116,788	0	(132)
	01/2023		3,407	PEN	13,683	189	0
	02/2023	BRL	97,285		$18,026	0	(300)
	02/2023	EUR	1,144		1,225	0	(3)
	02/2023	GBP	1,173		1,428	9	0

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2023		$22,163	BRL	116,788	$0	$(163)
	02/2023		1,033	EUR	963	1	0
	03/2023	MXN	179,135		$9,131	65	0
	03/2023		$655	IDR	10,250,344	7	0
	04/2023	PEN	98,221		$24,555	0	(1,089)
	04/2023		$2,223	PEN	8,779	66	0
	05/2023		12,449	MXN	251,634	168	0

MYI	01/2023		1,832	ZAR	32,857	99	0
	02/2023	EUR	4,091		$4,255	0	(137)
	02/2023		$1,832	ZAR	32,919	98	0
	02/2023	ZAR	27,796		$1,559	0	(70)
	03/2023		$917	IDR	14,376,026	11	0
	03/2023	ZAR	35,456		$2,011	0	(64)

SCX	01/2023		32,857		1,875	0	(56)
	02/2023	EUR	9,719		10,120	0	(313)
	02/2023	IDR	4,476,332		284	0	(5)
	02/2023		$29,101	EUR	27,574	500	0
	04/2023		1,623	ZAR	29,858	120	0
	09/2023	ZAR	525		$30	0	0

TOR	01/2023	PLN	28,572		5,638	0	(879)
	02/2023	EUR	95,258		99,234	0	(3,029)
	02/2023	GBP	277		330	0	(6)
	03/2023	ZAR	4,401		254	0	(4)
	04/2023		29,858		1,718	0	(24)

UAG	02/2023	EUR	7,264		7,566	0	(233)
	02/2023	IDR	11,507,925		725	0	(18)
	02/2023	ZAR	27,123		1,544	0	(47)
	03/2023		$246	ZAR	4,401	11	0

Total Forward Foreign Currency Contracts						$2,380	$(12,324)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BYL	Banca Monte Dei Paschi Di	5.000%	Quarterly	06/20/2024	5.298%	EUR	2,000	$(56)	$52	$0	$(4)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	1.059%	Maturity	03/20/2023	$	300	$0	$11	$11	$0

Total Swap Agreements									$(56)	$63	$11	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$322	$0	$11	$333	$(3,451)	$0	$0	$(3,451)	$(3,118)	$2,667	$(451)
BPS	353	0	0	353	(2,239)	0	0	(2,239)	(1,886)	2,271	385
BRC	0	0	0	0	(62)	0	0	(62)	(62)	61	(1)
BYL	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
CBK	866	0	0	866	(1,687)	0	0	(1,687)	(821)	1,047	226
MYI	208	0	0	208	(271)	0	0	(271)	(63)	0	(63)
SCX	620	0	0	620	(374)	0	0	(374)	246	(30)	216
TOR	0	0	0	0	(3,942)	0	0	(3,942)	(3,942)	3,178	(764)
UAG	11	0	0	11	(298)	0	0	(298)	(287)	0	(287)

Total Over the Counter	$2,380	$0	$11	$2,391	$(12,324)	$0	$(4)	$(12,328)

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	105

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

(n)
Securities with an aggregate market value of $9,223 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	10	0	0	1,182	1,192

	$0	$10	$0	$0	$1,195	$1,205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,380	$0	$2,380
Swap Agreements	0	0	0	0	11	11

	$0	$0	$0	$2,380	$11	$2,391

	$0	$10	$0	$2,380	$1,206	$3,596

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22	$22
Swap Agreements	0	0	0	0	1,265	1,265

	$0	$0	$0	$0	$1,287	$1,287

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,324	$0	$12,324
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$12,324	$0	$12,328

	$0	$4	$0	$12,324	$1,287	$13,615

106	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2022	(Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(128)	$0	$0	$3,555	$3,427

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,591	$0	$8,591
Swap Agreements	0	52	0	0	(1)	51

	$0	$52	$0	$8,591	$(1)	$8,642

	$0	$(76)	$0	$8,591	$3,554	$12,069

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,341	$1,341
Swap Agreements	0	2,211	0	0	5,977	8,188

	$0	$2,211	$0	$0	$7,318	$9,529

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,356)	$0	$(11,356)
Swap Agreements	0	73	0	0	171	244

	$0	$73	$0	$(11,356)	$171	$(11,112)

	$0	$2,284	$0	$(11,356)	$7,489	$(1,583)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$473,738	$152,969	$626,707
Corporate Bonds & Notes
Banking & Finance	0	189,934	6,614	196,548
Industrials	0	338,240	0	338,240
Utilities	0	108,497	0	108,497
Convertible Bonds & Notes
Banking & Finance	0	19,850	0	19,850
Industrials	0	2,327	0	2,327
Municipal Bonds & Notes
Puerto Rico	0	14,164	0	14,164
West Virginia	0	1,861	0	1,861
U.S. Government Agencies	0	28,517	0	28,517
Non‑Agency Mortgage-Backed Securities	0	781,623	555	782,178
Asset-Backed Securities	0	276,328	36,384	312,712
Sovereign Issues	0	22,978	0	22,978
Common Stocks
Consumer Staples	488	0	0	488
Financials	5,031	0	15,616	20,647
Industrials	0	0	12,984	12,984
Rights
Financials	0	0	460	460
Warrants
Financials	0	0	511	511
Preferred Securities
Banking & Finance	0	19,749	0	19,749
Industrials	0	0	11,047	11,047

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Real Estate Investment Trusts
Financials	$47,995	$0	$0	$47,995
Short-Term Instruments
Repurchase Agreements	0	64,600	0	64,600
Short-Term Notes	0	22,500	321	22,821
U.S. Treasury Bills	0	15,559	0	15,559

Total Investments	$53514	$2,380,465	$237,461	$2,671,440

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,205	0	1,205
Over the counter	0	2,391	0	2,391

	$0	$3,596	$0	$3,596

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,287)	0	(1,287)
Over the counter	0	(12,328)	0	(12,328)

	$0	$(13,615)	$0	$(13,615)

Total Financial Derivative Instruments	$0	$(10,019)	$0	$(10,019)

Totals	$53,514	$2,370,446	$237,461	$2,661,421

See Accompanying Notes	SEMIANNUAL REPORT	|	DECEMBER 31, 2022	107

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)	December 31, 2022	(Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Loan Participations and Assignments	$219,124	$40,545	$(27,040)	$24	$(304)	$(6,695)	$41,084	$(113,769)	$152,969	$(3,657)
Corporate Bonds & Notes
Banking & Finance	0	6,614	0		0	0	0	0	6,614	0
Industrials	105,768	561	0	189	0	(5,681)	0	(100,837)	0	0
Non‑Agency Mortgage-Backed Securities	701	0	0	0	0	(146)	0	0	555	(146)
Asset-Backed Securities	51,484	0	(1,422)	159	(761)	(13,076)	0	0	36,384	(13,738)
Common Stocks
Financials	18,219	0	0	0	0	(2,603)	0	0	15,616	(2,603)
Industrials	14,859	405	(306)	0	0	(1,974)	0	0	12,984	(1,974)
Rights
Financials	324	0	0	0	0	136	0	0	460	136
Warrants
Financials	341	0	0	0	0	170	0	0	511	170
Preferred Securities
Industrials	12,445	0	0	0	0	(1,398)	0	0	11,047	(1,398)
Short-Term Instruments
Short-Term Notes	0	314	0	0	0	7	0	0	321	7

Totals	$423,265	$48,439	$(28,768)	$372	$(1,065)	$(31,260)	$41,084	$(214,606)	$237,461	$(23,203)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$52,621	Discounted Cash Flow	Discount Rate		6.920-9.500	8.354
	29,640	Discounted Cash Flow	Discount Spread		7.212-9.080	8.346
	921	Indicative Market Quotation	Price		95.500	—
	16,037	Proxy Pricing	Base Price		95.286	—
	53,750	Third Party Vendor	Broker Quote		35.000‑87.500	73.207
Corporate Bonds & Notes
Banking & Finance	6,614	Proxy Pricing	Base Price		100.000	—
Non‑Agency Mortgage‑Backed Securities	555	Discounted Cash Flow	Discount Rate		9.000	—
Asset-Backed Securities	36,384	Discounted Cash Flow	Discount Rate		9.000-25.000	17.854
Common Stocks
Financials	15,616	Indicative Market Quotation	Price		$24.000	—
Industrials	6,080	Discounted Cash Flow	Discount Rate		11.590	—
	6,904	Indicative Market Quotation	Price		$18.500	—
Rights
Financials	460	Other Valuation Techniques(2)	—		—	—
Warrants
Financials	511	Other Valuation Techniques(2)	—		—	—
Preferred Securities
Industrials	11,047	Market Comparable Valuation / Discounted Cash Flow	TBV Multiple/ Discount Rate	X/%	0.370/24.820	—
Short-Term Instruments
Short-Term Notes	321	Proxy Pricing	Base Price		100.000	—

Total	$237,461

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

108	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements	December 31, 2022	(Unaudited)

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Strategic Income Fund, Inc., PIMCO Access Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund (each a “Fund” and collectively the “Funds”) are organized as closed‑end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Access Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PCM Fund, Inc.	June 23,1993

PIMCO Global StocksPLUS® & Income Fund	February 16, 2005

PIMCO Strategic Income Fund, Inc.	December 9, 1993

PIMCO Access Income Fund	October 1, 2021

PIMCO Dynamic Income Fund	January 19, 2011

PIMCO Dynamic Income Opportunities Fund	December 23, 2019

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex‑dividend date, except certain dividends from foreign securities where the ex‑dividend date may have passed, which are recorded as soon as a Fund is informed of the ex‑dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non‑accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non‑accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	109

Notes to Financial Statements	(Cont.)

included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PCM Fund, Inc.	Monthly	Monthly

PIMCO Global StocksPLUS® & Income Fund	Monthly	Monthly

PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

PIMCO Access Income Fund	Monthly	Monthly

PIMCO Dynamic Income Fund	Monthly	Monthly

PIMCO Dynamic Income Opportunities Fund	Monthly	Monthly

Each Fund other than PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. generally distributes each year all of its net investment income and net short-term capital gains. PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. intend to distribute all or substantially all of their net investment income and net short-term capital gains over time. In addition, at least annually, each Fund generally distributes net realized long-term capital gains not previously distributed, if any. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Certain funds may invest in one or more wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and
(iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non‑U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

For tax years ending before July 1, 2018, PIMCO Strategic Income Fund, Inc. (“RCS”) accounted for mortgage dollar rolls as financing transactions. On July 18, 2019, the Internal Revenue Service (“IRS”) granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related consequences. For comparability purposes, certain prior year figures reported in the Financial Highlights have been retrospectively adjusted to conform to current year presentation in the following table.

RCS Financial Highlights (as adjusted)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income from Investment Operations	Net Realized/ Unrealized Gain (Loss) from Investment Operations	Net Asset Value End of Year or Period	Net Assets End of Year or Period (000s)	Net Investment Income (Loss) Ratio to Average Net Assets	Portfolio Turnover Rate

6/30/2018	$7.77	$0.49	$(0.06)	$7.34	$315,577	6.39%	755%

110	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid‑in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax‑related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.
(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020‑04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020‑04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022‑06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value‑at‑risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022‑03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	111

Notes to Financial Statements	(Cont.)

restriction. The amendments in ASU 2022‑03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022‑03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18‑month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Funds’ shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non‑U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non‑U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a‑5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a‑5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non‑U.S.) fixed income securities, non‑exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open‑end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

112	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

If a foreign (non‑U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non‑U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non‑U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non‑U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non‑U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non‑U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

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Notes to Financial Statements	(Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy
Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open‑end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open‑end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non‑U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.
Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre‑determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates
An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended December 31, 2022 (amounts in thousands†, except number of shares):

PIMCO Dynamic Income Fund
Security Name	Market Value at 06/30/2022	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 12/31/2022	Dividend Income	Shares Held at 12/31/2022

Neiman Marcus Group Ltd. LLC	$104,200	$0	$0	$0	$1,933	$106,133	$0	602,840

Sierra Hamilton Holder LLC	3	0	0	0	0	3	0	30,337,712

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities
The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.
In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set‑off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such

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loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B‑Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre‑paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non‑governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity

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Notes to Financial Statements	(Cont.)

tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel‑pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel‑pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel‑pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non‑PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre‑determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In‑Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date.

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Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA‑eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to

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be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre‑determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri‑party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre‑determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

120	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire

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Notes to Financial Statements	(Cont.)

are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of
Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d‑1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

122	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest‑to‑deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest‑to‑deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the

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Notes to Financial Statements	(Cont.)

index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

124	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a complete list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of the Funds’ annual report dated June 30, 2022.

	PCM Fund, Inc. (PCM)	PIMCO Access Income Fund (PAXS)	PIMCO Dynamic Income Fund (PDI)	PIMCO Dynamic Income Opportunities Fund (PDO)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Strategic Income Fund, Inc. (RCS)

Asset Allocation Risk	—	X	X	X	—	—

Call Risk	X	X	X	X	X	X

Risk of Investing in China	X	X	X	X	X	X

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk	—	X	X	—	—	—

Collateralized Loan Obligations Risk	X	—	—	X	X	X

Confidential Information Access Risk	—	X	X	X	—	—

Contingent Convertible Securities Risk	X	X	X	X	X	X

Convertible Securities Risk	—	X	X	X	—	—

Counterparty Risk	X	X	X	X	X	X

“Covenant-lite” Obligations Risk	—	X	X	X	—	—

Credit Default Swaps Risk	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X

Currency Risk	—	X	X	X	—	—

Cyber Security Risk	X	X	X	X	X	X

Debt Securities Risk	X	X	X	X	X	X

Derivatives Risk	X	X	X	X	X	X

Distressed and Defaulted Securities Risk	—	X	X	X	—	—

Distribution Rate Risk	X	X	X	X	X	X

Emerging Markets Risk	X	X	X	X	X	X

Equity Securities and Related Market Risk	X	X	X	X	X	X

Focused Investment Risk	—	X	X	X	—	—

Foreign (Non‑U.S.) Investment Risk	X	X	X	X	X	X

Foreign Loan Originations Risk	—	X	X	—	—	—

High Yield Securities Risk	X	X	X	X	X	X

Inflation/Deflation Risk	X	X	X	X	X	X

Inflation-Indexed Security Risk	X	X	X	X	X	X

Interest Rate Risk	X	X	X	X	X	X

Issuer Risk	X	X	X	X	X	X

Leverage Risk	X	X	X	X	X	X

Limited Term Risk	—	X	—	X	—	—

Liquidity Risk	X	X	X	X	X	X

Loan Origination Risk	—	X	X	—	—	—

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X	X	X	X	—

Management Risk	X	X	X	X	X	X

Market Discount Risk	—	X	X	X	—	—

Market Disruptions Risk	X	X	X	X	X	X

Market Risk	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities Risk	X	X	X	X	X	X

Mortgage-Related Derivative Instruments Risk	—	X	X	X	—	—

New/Small Fund Risk	—	X	—	X	—	—

Non‑Diversification Risk	—	X	—	X	—	—

Operational Risk	X	X	X	X	X	X

Other Investment Companies Risk	X	X	X	X	X	X

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Notes to Financial Statements	(Cont.)

	PCM Fund, Inc. (PCM)	PIMCO Access Income Fund (PAXS)	PIMCO Dynamic Income Fund (PDI)	PIMCO Dynamic Income Opportunities Fund (PDO)	PIMCO Global StocksPLUS® & Income Fund (PGP)	PIMCO Strategic Income Fund, Inc. (RCS)

Platform Risk	—	X	X	X	—	—

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities	—	X	X	X	—	—

Portfolio Turnover Risk	X	X	X	X	X	X

Preferred Securities Risk	X	X	X	X	X	X

Privacy and Data Security Risk	—	X	X	X	—	—

Private Placement and Restricted Securities Risk	X	X	X	X	X	X

Privately-Issued Mortgage-Related Securities Risk	X	X	X	X	X	X

Real Estate Risk	—	X	X	X	—	—

Regulation S Securities Risk	—	X	—	—	—	—

Regulatory Changes Risk	X	X	X	X	X	X

Regulatory Risk-Commodity Pool Operator	X	X	X	X	—	—

Regulatory Risk-LIBOR	X	X	X	X	X	X

Reinvestment Risk	X	X	X	X	X	X

REIT Risk	—	X	X	—	—	—

Repurchase Agreements Risk	X	X	X	X	X	X

Restricted Securities Risk	X	X	X	X	X	X

Risk Retention Investment Risk	—	X	X	—	—	—

Securities Lending Risk	—	—	X	—	—	—

Senior Debt Risk	X	X	X	X	X	X

Short Exposure Risk	—	—	X	—	—	—

Smaller Company Risk	—	—	X	—	—	—

Sovereign Debt Risk	X	X	X	X	X	X

Special Purpose Acquisition Companies (“SPACs”) Risk	—	—	X	—	—	—

Structured Investments Risk	X	X	X	X	X	X

Subprime Risk	—	X	X	X	—	—

Subsidiary Risk	—	X	X	X	—	—

Synthetic Convertible Securities Risk	—	X	X	X	—	—

Tax Risk	X	X	X	X	X	X

U.S. Government Securities Risk	X	X	X	X	X	X

Valuation Risk	X	X	X	X	X	X

Zero-Coupon Bond, Step‑Ups and Payment‑in‑Kind Securities Risk	—	X	X	X	—	—

Asset Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Risk of Investing in China  is the risk of investing in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”), which may involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulations, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information.

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Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk  is the risk that an investment in a CLO, CBO or other CDO depends largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Collateralized Loan Obligations Risk  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Confidential Information Access Risk  is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non‑public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Convertible Securities Risk  is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding‑up, bankruptcy, or other analogous proceeding.

“Covenant-Lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

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Notes to Financial Statements	(Cont.)

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.

Currency Risk  is the risk that investments denominated in foreign (non‑U.S.) currencies or that trade in and receive revenues in, foreign (non‑U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non‑U.S.) currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Debt Securities Risk  is the risk that prices of bonds and other fixed income securities will generally increase as interest rates fall and decrease as interest rates rise. Income from the Fund’s portfolio may decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management, counterparty, operational and legal risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over‑the‑counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Distressed and Defaulted Securities Risk  is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will

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not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non‑U.S.) investment risk.

Equity Securities and Related Market Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Focused Investment Risk  is the risk that, to the extent that the Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign (Non‑U.S.) Investment Risk  is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Foreign Loan Originations Risk  is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign (non‑U.S.) and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks.
High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Limited Term Risk  is the risk that unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about a date specified in the Fund’s Prospectus.

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Notes to Financial Statements	(Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loan Origination Risk  is the risk associated with the fact that the may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non‑U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set‑off between the lender and the borrower.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.
To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Discount Risk  is the risk that the price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed‑end management investment companies frequently trade at a discount from their net asset value.

Market Disruptions Risk  is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Mortgage-Related Derivative Instruments Risk  is the risk associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps. See “Mortgage-Related and Other Asset-Backed Instruments Risk,” “Privately-Issued Mortgage-Related Securities Risk,” “Derivatives Risk,” and “Credit Default Swaps Risk.”

New/Small Fund Risk  is the risk that a new or smaller fund’s performance may not represent how a Fund is expected to or may

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perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non‑Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “nondiversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk  is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Platform Risk  is the risk resulting from the fact that the Alt Lending ABS in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non‑existent secondary market. Accordingly, the Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark‑ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after‑tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities  is the risk that PIMCO’s interests or the interests of its clients may conflict with those of the Funds and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Preferred Securities Risk  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Privacy and Data Security Risk  is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non‑public personal information about a consumer to non‑affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non‑affiliated third parties. Many states and a number of non‑U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and

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Notes to Financial Statements	(Cont.)

other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Placement and Restricted Securities Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets. The Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non‑governmental issuers.

Real Estate Risk  is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (‘REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. The Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Regulation S Securities Risk  is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Regulatory Changes Risk  is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.
Regulatory Risk — Commodity Pool Operator  is the risk associated with the CFTC’s adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a Commodity Pool Operator.

Regulatory Risk — LIBOR  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

REIT Risk  is the risk associated with investing in REITs, which are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Risk Retention Investment Risk  is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk

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retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Securities Lending Risk  is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party, which may be an affiliate of the Fund, arranging the loan.

Senior Debt Risk  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.
Special Purpose Acquisition Companies (“SPACs”) Risk  is the risk that, because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over‑the‑counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk  is the risk that the Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subprime Risk  is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk  is the risk that, by investing in a Fund’s Subsidiary, the Fund would be exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

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Notes to Financial Statements	(Cont.)

Synthetic Convertible Securities Risk  is the risk that the values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, (such as a debt security and a warrant or option to purchase another security), each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk  is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step‑Ups and Payment‑in‑Kind Securities Risk  is the risk presented by the market prices of zero‑coupon, step ups and payment‑in‑kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.
(b) Other Risks
In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre‑arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

134	PIMCO CLOSED-END FUNDS

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Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.
International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreements with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations. Pursuant to the Agreements, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PCM Fund, Inc.	0.900%	(1)

PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)

PIMCO Strategic Income Fund, Inc.	0.955%	(3)

PIMCO Access Income Fund	1.250%	(4)

PIMCO Dynamic Income Fund	1.100%	(5)

PIMCO Dynamic Income Opportunities Fund	1.150%	(5)

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Notes to Financial Statements	(Cont.)

(1)
Management fees calculated based on the Fund’s average daily “total managed assets.” Total managed assets refer to the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)
Management fees calculated based on the Fund’s average daily “total managed assets.” Total managed assets refer to the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)
Management fees calculated based on the Fund’s average daily “total managed assets.” Total managed assets refer to the total assets of the Fund (including any assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, and borrowings).

(5)
Management fees calculated based on the Fund’s average daily “total managed assets.” Total managed assets include total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Fund Expenses  With respect to each Fund other than PIMCO Access Income Fund and PIMCO Dynamic Income Opportunities Fund, each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Board (for example, so‑called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

With respect to PIMCO Access Income Fund, the Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so‑called “broker-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))( for these purposes, it is understood that “portfolio transaction expenses” shall be interpreted broadly to include, by way of example and without limitation, any expenses relating to the Fund’s investments (including those made by a subsidiary of the Fund) in commercial and residential real estate, including for‑sale and for‑rent housing, office, hotel, retail and industrial investments, and/or any other expenses incurred by a direct or indirect portfolio investment of the Fund, such as expenses paid directly by a portfolio investment and other expenses that are capitalized or otherwise embedded into the cost basis of a portfolio investment); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage

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financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non‑routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the 1940 Act and the initial registration of its Shares under the Securities Act of 1933, as amended (the “Securities Act”), and with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, expenses associated with tender offers and other Share repurchases and redemptions; (xiii) fees and expenses associated with seeking, applying for and obtaining formal exemptive, no‑action and/or other relief from the SEC in connection with the operation of a managed distribution plan (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

With respect to PIMCO Dynamic Income Opportunities Fund, the Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so‑called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of trustees, shareholder proposals or other non‑routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including registration

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Notes to Financial Statements	(Cont.)

fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act, and the rules and regulations thereunder, and the initial registration of its Shares under the Securities Act of 1933, as amended, and with respect to Share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, expenses associated with tender offers and other repurchases and redemptions, and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no‑action and/or other relief from the SEC in connection with the operation of a managed distribution plan; and (xiii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed‑end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed‑End Funds”), as well as PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open‑end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PCM Fund, Inc.	$0	$4,573	$(53)

PIMCO Global StocksPLUS® & Income Fund	129	3,663	(58)

PIMCO Strategic Income Fund, Inc.	3,517	6,837	(176)

PIMCO Access Income Fund	3,764	33,994	(1,402)

PIMCO Dynamic Income Fund	0	102,196	(1,152)

PIMCO Dynamic Income Opportunities Fund	289	67,813	(2,224)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Access Income Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are indemnified to the maximum extent permitted by Maryland law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark‑ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income

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tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022 were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PCM Fund, Inc.	$0	$0	$9,372	$20,131

PIMCO Global StocksPLUS® & Income Fund	271,933	268,328	8,085	26,430

PIMCO Strategic Income Fund, Inc.	440,899	449,335	16,780	59,800

PIMCO Access Income Fund	0	0	260,805	197,065

PIMCO Dynamic Income Fund	5,437	2,681	624,324	892,189

PIMCO Dynamic Income Opportunities Fund	4,306	10,212	256,700	435,465

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Access Income Fund (“PAXS”) has the authority to issue 43.3 million shares of $0.00001 par value common shares. Each of PIMCO Global StocksPLUS® & Income Fund, PIMCO Dynamic Income Fund (“PDI”) and PIMCO Dynamic Income Opportunities Fund (“PDO”) has been authorized to issue an unlimited number of common shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

As of the end of the reporting period, PDI had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statement, PDI may offer and sell Common Shares having an aggregate offering value of up to $1,000,000,000. PDI may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.

PDI has entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to the Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. The Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under the Sales Agreement.
The aggregate dollar amount of Common Shares registered under PDI’s Shelf Registration Statement as of the end of the periods described below, as well as the number of Common Shares sold and the total amount of offering proceeds (net of offering costs, if any) received by the Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods, were as follows:

	PDI

	Six Months Ended 12/31/2022	Year Ended 06/30/2022

Common Shares registered (aggregate $)	$1,000,000,000	$1,000,000,000

Common Shares sold	13,794,680	7,210,365

Common Shares sold in Reorganization	0	147,078,552

Offering proceeds (net of offering costs)	281,223,014	181,490,778

Offering proceeds (net of offering costs) in Reorganization	0	3,562,154,298

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

14. BASIS FOR CONSOLIDATION

PCILS I LLC, PDILS I LLC, PDOLS I LLC, RLM 4365 LLC, PAXSLS I LLC, and RLM 4355 LLC, each a Delaware LLC, were formed as Subsidiaries acting as investment vehicles for PIMCO Access Income Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), as applicable, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PIMCO Access Income Fund’s, PIMCO Dynamic Income Fund’s and PIMCO Dynamic Income Opportunities Fund’s investment portfolios

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	139

Notes to Financial Statements	(Cont.)

have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiaries. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries.

Fund name	Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†

PIMCO Access Income Fund	PAXSLS I LLC	01/31/2022	2.6%

PIMCO Access Income Fund	RLM 4355 LLC	01/31/2022	0.0%

PIMCO Dynamic Income Fund	PCILS I LLC	03/07/2013	0.7%

PIMCO Dynamic Income Fund	PDILS I LLC	03/12/2013	0.6%

PIMCO Dynamic Income Opportunities Fund	PDOLS I LLC	01/15/2021	0.0%

PIMCO Dynamic Income Opportunities Fund	RLM 4365 LLC	01/15/2021	0.0%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S. registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

16. REORGANIZATION

The Board approved the reorganization (the “Reorganization”) of PIMCO Income Opportunity Fund and PIMCO Dynamic Credit and Mortgage Income Fund (each an “Acquired Fund”) with and into PIMCO Dynamic Income Fund (the “Acquiring Fund”). Pursuant to the Reorganization, shareholders of the Acquired Funds became shareholders of the Acquiring Fund. The Reorganization was completed upon the close of business on December 10, 2021. The transaction was structured to qualify as a tax‑free reorganization under Section 368(a) of the Internal Revenue Code (the “Code”). In the Reorganization, the Acquiring Fund acquired all of the assets and assumed of all the liabilities of each of the Acquired Funds in exchange for newly-issued common shares of the Acquiring Fund (“Merger Shares”). Shareholders of the Acquired Funds received Merger Shares (and cash in lieu of fractional Merger Shares, if any), equal to the aggregate net asset value of their holdings of each Acquired Fund, as applicable. The exchange was based on the net asset value per common share (“NAV”) of the Acquiring Fund and each of the Acquired Funds as of the close of business on December 10, 2021. The investment portfolios of the Acquired Funds, with an aggregate fair value of approximately $6,239,358,055 and aggregate identified cost of approximately $6,269,110,151 as of the date of the Reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Assets Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquired Fund

PIMCO Income Opportunity Fund	21,513	$494,490	$22.99	$2,056

PIMCO Dynamic Credit and Mortgage Income Fund	154,747	3,067,680	19.82	(31,809)

140	PIMCO CLOSED-END FUNDS

December 31, 2022	(Unaudited)

	Shares Outstanding	Net Assets	Net Assets Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Fund

PIMCO Dynamic Income Fund	73,058	$1,769,430	$24.22	$1,387
Post Reorganization

Acquiring Fund

PIMCO Dynamic Income Fund	220,137	5,331,584	24.22	(28,366)

PIMCO paid all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the Reorganization transaction, excluding transaction costs in connection with the purchase or sale of portfolio securities, if any. Assuming the Reorganization had been completed on July 1, 2021, the beginning of the annual reporting period, the pro forma results of operations for the period ended June 30, 2022, are as follows (amounts in thousands):

Net Income	$603,000

Net realized and unrealized gain/loss	(1,013,276)

Total increase in net assets from investments operations	$(410,276)

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Consolidated Statements of Operations since December 10, 2021.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short‑Term	Long‑Term

PCM Fund, Inc.	$658	$11,094

PIMCO Global StocksPLUS® & Income Fund	22,550	0

PIMCO Strategic Income Fund, Inc.	22,558	47,989

PIMCO Access Income Fund	8,512	0

PIMCO Dynamic Income Fund*	270,855	246,373

PIMCO Dynamic Income Opportunities Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*
Portion of amount represents realized loss and recognized built‑in loss under IRC sections 382‑83, which is carried forward to future years to offset future realized gain subject to certain limitations.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	141

Notes to Financial Statements	(Cont.)	December 31, 2022	(Unaudited)

As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PCM Fund, Inc.	$175,144	$13,930	$(36,448)	$(22,518)

PIMCO Global StocksPLUS® & Income Fund	176,648	16,471	(42,062)	(25,591)

PIMCO Strategic Income Fund, Inc.	454,479	53,882	(119,546)	(65,664)

PIMCO Access Income Fund	1,409,391	23,385	(171,739)	(148,354)

PIMCO Dynamic Income Fund	8,993,466	457,749	(1,993,760)	(1,536,011)

PIMCO Dynamic Income Opportunities Fund	3,264,704	41,746	(661,321)	(619,575)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On January 3, 2023, the following distributions were declared to common shareholders payable February 1, 2023 to shareholders of record on January 13, 2023:

PCM Fund, Inc.	$0.080000 per common share

PIMCO Global StocksPLUS® & Income Fund	$0.069000 per common share

PIMCO Strategic Income Fund, Inc.	$0.051000 per common share

PIMCO Access Income Fund	$0.149400 per common share

PIMCO Dynamic Income Fund	$0.220500 per common share

PIMCO Dynamic Income Opportunities Fund	$0.127900 per common share

On February 1, 2023, the following distributions were declared to common shareholders payable March 1, 2023 to shareholders of record on February 13, 2023:

PCM Fund, Inc.	$0.080000 per common share

PIMCO Global StocksPLUS® & Income Fund	$0.069000 per common share

PIMCO Strategic Income Fund, Inc.	$0.051000 per common share

PIMCO Access Income Fund	$0.149400 per common share

PIMCO Dynamic Income Fund	$0.220500 per common share

PIMCO Dynamic Income Opportunities Fund	$0.127900 per common share

As of February 8, 2023, PDO had an effective “shelf” registration statement on file with the SEC authorizing the Fund to issue an unlimited number of Common Shares in one or more offerings pursuant to Rule 415 under the Securities Act.

There were no other subsequent events identified that require recognition or disclosure.

142	PIMCO CLOSED-END FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	CLY	Crédit Agricole Corporate and Investment Bank	MYI	Morgan Stanley & Co. International PLC

BNY	Bank of New York Mellon	DBL	Deutsche Bank AG London	NOM	Nomura Securities International, Inc.

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	RBC	Royal Bank of Canada

BOM	Bank of Montreal	FBF	Credit Suisse International	RCE	Royal Bank of Canada Europe Limited

BOS	BofA Securities, Inc.	FICC	Fixed Income Clearing Corporation	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	GST	Goldman Sachs International	RTA	RBC (Barbados) Trading Bank Corp.

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

BYL	Barclays Bank PLC London Branch	JML	JP Morgan Securities Plc	SBI	Citigroup Global Markets Ltd.

BYR	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

CDC	Natixis Securities Americas LLC	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC

CDI	Natixis Singapore	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

CEW	Canadian Imperial Bank of Commerce World Markets	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	CZK	Czech Koruna	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone

BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

CHF	Swiss Franc	IDR	Indonesian Rupiah	TWD	Taiwanese Dollar

CLP	Chilean Peso	INR	Indian Rupee	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	ZAR	South African Rand

CNY	Chinese Renminbi (Mainland)

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	LIBOR01M	1 Month USD‑LIBOR	SOFR	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD‑LIBOR	SONIO	Sterling Overnight Interbank Average Rate

EUR001M	1 Month EUR Swap Rate	LIBOR06M	6 Month USD‑LIBOR	US0001M	ICE 1‑Month USD LIBOR

EUR001Y	1 Year EUR Swap Rate	NDDUEAFE	MSCI EAFE Index	US0003M	ICE 3‑Month USD LIBOR

EUR003M	3 Month EUR Swap Rate	PENAAA	Penultimate AAA Sub‑Index	WIBOR06M	6 Month Warsaw Inter Bank Offering Rate

EUR006M	6 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment‑in‑Kind

ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To‑Be‑Announced

BRL‑CDI	Brazil Interbank Deposit Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To‑Be‑Determined

CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDO	Collateralized Debt Obligation	Lunar	Monthly payment based on 28‑day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	143

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a‑1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099‑DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PCM Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0712	$0.0000	$0.0088	$0.0800

August 2022	$0.0800	$0.0000	$0.0000	$0.0800

September 2022	$0.0800	$0.0000	$0.0000	$0.0800

October 2022	$0.0800	$0.0000	$0.0000	$0.0800

November 2022	$0.0676	$0.0000	$0.0124	$0.0800

December 2022	$0.0651	$0.0000	$0.0149	$0.0800

PIMCO Global StocksPLUS® & Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0690	$0.0000	$0.0000	$0.0690

August 2022	$0.0690	$0.0000	$0.0000	$0.0690

September 2022	$0.0690	$0.0000	$0.0000	$0.0690

October 2022	$0.0690	$0.0000	$0.0000	$0.0690

November 2022	$0.0690	$0.0000	$0.0000	$0.0690

December 2022	$0.0690	$0.0000	$0.0000	$0.0690

PIMCO Strategic Income Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0510	$0.0000	$0.0000	$0.0510

August 2022	$0.0510	$0.0000	$0.0000	$0.0510

September 2022	$0.0510	$0.0000	$0.0000	$0.0510

October 2022	$0.0510	$0.0000	$0.0000	$0.0510

November 2022	$0.0400	$0.0000	$0.0110	$0.0510

December 2022	$0.0510	$0.0000	$0.0000	$0.0510

PIMCO Dynamic Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.2205	$0.0000	$0.0000	$0.2205

August 2022	$0.2205	$0.0000	$0.0000	$0.2205

September 2022	$0.2205	$0.0000	$0.0000	$0.2205

October 2022	$0.2205	$0.0000	$0.0000	$0.2205

November 2022	$0.2205	$0.0000	$0.0000	$0.2205

December 2022	$0.2205	$0.0000	$0.0000	$0.2205

PIMCO Dynamic Income Opportunities Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1279	$0.0000	$0.0000	$0.1279

August 2022	$0.1279	$0.0000	$0.0000	$0.1279

September 2022	$0.1279	$0.0000	$0.0000	$0.1279

October 2022	$0.1279	$0.0000	$0.0000	$0.1279

November 2022	$0.1279	$0.0000	$0.0000	$0.1279

December 2022	$0.1279	$0.0000	$0.0000	$0.1279

144	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Access Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid‑in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.1167	$0.0000	$0.0000	$0.1167

August 2022	$0.1167	$0.0000	$0.0000	$0.1167

September 2022	$0.1494	$0.0000	$0.0000	$0.1494

October 2022	$0.1494	$0.0000	$0.0000	$0.1494

November 2022	$0.1494	$0.0000	$0.0000	$0.1494

December 2022	$0.1494	$0.0000	$0.0000	$0.1494

*
The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	145

Investment Strategy Updates	(Unaudited)

The Board of Trustees of PIMCO Global StocksPLUS & Income Fund approved removal of a non‑fundamental investment disclosure guideline governing the amount of leverage the Fund can maintain and related asset segregation and coverage requirements that are no longer applicable to the Fund, effective as of December 22, 2022. The Fund remains subject to other applicable leverage limitations under the 1940 Act and related rules.

146	PIMCO CLOSED-END FUNDS

Changes to Boards of Trustees	(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney as a Class I Trustee of PIMCO Global StocksPLUS® & Income Fund, a Class II Trustee of PIMCO Dynamic Income Opportunities Fund and a Class III Trustee of PIMCO Dynamic Income Fund and PIMCO Access Income Fund.

Effective December 31, 2022, Mr. William B. Ogden, IV retired from his position as Trustee of the Funds.

SEMIANNUAL REPORT	|	DECEMBER 31, 2022	147

General Information

Investment Manager
Pacific Investment Management Company LLC
650 Newport Center Drive,
Newport Beach, CA, 92660

Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4010SAR_123122

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Income Opportunities Fund

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 8, 2023